Click Here for Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 2
to
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

MILLSTREAM II ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Back to Contents

Millstream II Acquisition Corporation
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

To the Stockholders of Millstream II Acquisition Corporation:

You are cordially invited to attend a special meeting of the stockholders of Millstream II Acquisition Corporation, relating to the proposed merger of Millstream II Merger Sub, Inc., a wholly owned subsidiary of Millstream II and Specialty Surfaces International, Inc., d/b/a Sprinturf, which will be held at _________, eastern time, on ____________, 2006, at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.

At this important meeting, you will be asked to consider and vote upon the following proposals:

•
to adopt the Agreement and Plan of Merger, dated as of August 11, 2006, as amended on November 15, 2006, among Millstream II, Merger Sub, a wholly owned subsidiary of Millstream II, and Sprinturf, and the transactions contemplated by the merger agreement, including the merger of Sprinturf with and into Merger Sub. Adoption by the Millstream II stockholders of this merger proposal is a condition to the merger. The sole shareholder of Sprinturf has already approved the merger agreement;

•	to adopt the second amendment and restatement of Millstream II’s certificate of incorporation, which includes an amendment to change Millstream II’s name to Sprinturf Corporation;

•	to adopt the Sprinturf Corporation 2006 Long-Term Incentive Plan; and

•
to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger proposal, the amendment proposal or the long-term incentive plan proposal.

In the merger, Sprinturf’s common stock will be converted into the right to receive:

•	an aggregate of 1,500,000 shares of Millstream II common stock;

•	an aggregate of $8,000,000 in cash;

•
a delayed amount in cash equal to $10.00 for each $1.00 that EBITDA, defined as operating income adjusted for certain events, exceeds $4,600,000 for the fiscal year ended December 31, 2007, or $6,500,000 for the fiscal year end December 31, 2008 but not to exceed $2,000,000 in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined;

•
a delayed amount in shares of Millstream II common stock equal to 1-2/3 shares of Millstream II common stock for each $1.00 that EBITDA exceeds $4,800,000 for the fiscal year ended December 31, 2007, or for the fiscal year ended December 31, 2008, additional shares of Millstream II common stock if EBITDA for such year exceed a threshold of $6,500,000 (or higher, depending on the amount of consideration earned for the fiscal year ended December 31, 2007) but not to exceed 2,000,000 shares of Millstream II common stock in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined;

•	a delayed amount in cash equal to $0.50 for each $1.00 collected with respect to certain accounts receivable at any time prior to the two year anniversary of the closing date of the merger; and

•
an amount of delayed consideration in cash equal to two percent of the increase in Millstream II’s annual net sales for the fiscal years ended December 31, 2007, 2008 and 2009 over Millstream II’s net sales for the immediately preceding fiscal year, but not to exceed $600,000 per annum; provided, however, that in the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than 40% of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock.

The affirmative vote of a majority of the outstanding shares of Millstream II common stock is required to approve each of the merger proposal, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal. The adoption of the merger proposal is conditioned upon the approval of the amendment proposal but not the long-term incentive plan proposal. The amendment proposal and the long-term incentive plan proposal are conditioned upon the approval of the merger proposal. Each Millstream II stockholder that holds shares of common stock issued in Millstream II’s initial public offering has the right to vote against the merger proposal and at the same time demand that Millstream II convert such stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering was deposited. As of November 9, 2006, the conversion price was approximately $5.52 in cash for each share of Millstream II common stock, which price is currently above the trading price of Millstream II’s common stock. These shares will be converted into cash only if the merger is completed. However, if the holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, then Millstream II will not consummate the merger. Prior to exercising their conversion rights, Millstream II stockholders should verify the market price of Millstream II’s common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. On November 10, 2006, the last sale price of Millstream II’s common stock was $5.43 per share. Millstream II’s initial stockholders, who purchased their shares of common stock prior to its initial public offering and presently own an aggregate of approximately 17.9% of the outstanding shares of Millstream II common stock, have agreed to vote their shares in accordance with the vote of the majority in interest of all other Millstream II stockholders on the merger proposal.

Immediately after completion of the merger, if no holder of shares of Millstream II common stock demands that Millstream II convert their shares into a pro rata portion of the trust account, Millstream II stockholders will own approximately 78% of the combined company’s issued and outstanding shares of common stock. If one or more of Millstream II’s stockholders vote against the merger proposal and demand that Millstream II convert their shares into a pro rata portion of the trust account, then Millstream II’s stockholders will own less than approximately 78% of the combined company’s issued and outstanding shares of common stock.

Millstream II’s shares of common stock, warrants and units are listed on the Over-the-Counter Bulletin Board, or the OTCBB, under the symbols MSMA, MSMAW and MSMAU, respectively. Sprinturf’s securities are not listed or quoted on any securities exchange, The Nasdaq Stock Market, or the OTCBB.

After careful consideration of the terms and conditions of the proposed merger agreement, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal, the Board of Directors of Millstream II has unanimously determined that such agreement, the transactions contemplated thereby, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal are fair to and in the best interests of Millstream II and its stockholders. In making its determination with respect to the merger agreement, the Board of Directors did not obtain a fairness opinion. The Board of Directors of Millstream II unanimously recommends that you vote or give instruction to vote “FOR” the adoption of the merger proposal, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the merger agreement, the transactions contemplated thereby, the amendment to the certificate of incorporation and the long-term incentive plan. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

I look forward to seeing you at the meeting.

Sincerely,

Arthur Spector Chairman of the Board, President and Chief Executive Officer

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

Neither the Securities and Exchange Commission nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

See “Risk Factors” beginning on page 24 for a discussion of various factors that you should consider in connection with the merger.

This proxy statement is dated ______________, 2006 and is first being mailed to Millstream II stockholders on or about ________________, 2006.

Back to Contents

Millstream II Acquisition Corporation
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON __________, 2006

To the Stockholders of Millstream II Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Millstream II Acquisition Corporation, a Delaware corporation, will be held at _______________, eastern time, on ____________, 2006, at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087, for the following purposes:

•
To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of August 11, 2006, as amended November 15, 2006, among Millstream II, Millstream II Merger Sub, Inc., a wholly owned subsidiary of Millstream II, and Specialty Surfaces International, Inc. d/b/a Sprinturf, and the transactions contemplated by the merger agreement including the merger of Sprinturf with and into Merger Sub;

•	To consider and vote upon a proposal to adopt the second amendment and restatement of Millstream II’s certificate of incorporation;

•	To consider and vote upon a proposal to adopt the Sprinturf Corporation 2006 Long-Term Incentive Plan; and

•
To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the long-term incentive plan proposal.

The adoption of the merger proposal is conditioned upon adoption of the amendment proposal but is not conditioned on the adoption of the long-term incentive plan proposal or the adjournment proposal. However, the adoption of the amendment proposal and the long- term incentive plan proposal is conditioned upon the adoption of the merger proposal.

The Board of Directors has fixed the close of business on November 27, 2006 as the date for which Millstream II stockholders are entitled to receive notice of, and to vote at, the Millstream II special meeting and any adjournments thereof. Only the holders of record of Millstream II common stock on that date are entitled to have their votes counted at the Millstream II special meeting and any adjournments or postponements of it.

Millstream II will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement of it by Millstream II’s Board of Directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible, or vote by telephone or on the Internet, to make sure that your shares are represented at the special meeting. If you are a stockholder of record of Millstream II common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the merger proposal, the amendment proposal and the long-term incentive plan proposal.

The Board of Directors of Millstream II unanimously recommends that you vote “FOR” the adoption of the merger proposal, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal. In making its determination with respect to the merger agreement, the Board of Directors did not obtain a fairness opinion.

By Order of the Board of Directors,

Arthur Spector Chairman of the Board, Chief Executive Officer and President

____________, 2006

Back to Contents

i

Back to Contents

Back to Contents

Back to Contents

Page

PRICE RANGE OF SECURITIES AND DIVIDENDS	127
Millstream II	127
Sprinturf	127
Combined Company	127
DESCRIPTION OF THE COMBINED COMPANY’S SECURITIES FOLLOWING THE MERGER	128
General	128
Common Stock	128
Preferred Stock	128
Change of Control Related Provisions of the Combined Company’s Amended and Restated Certificate of Incorporation, By-laws, and Delaware Law	129
Business Combination Under Delaware Law	130
Limitation of Liability of Directors	131
Warrants and Purchase Option	132
Quotation or Listing	133
Registration Rights Agreement	133
Transfer Agent and Registrar	133
COMPARISON OF STOCKHOLDER RIGHTS	133
EXPERTS	138
LEGAL MATTERS	138
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	139
INFORMATION CONCERNING STOCKHOLDER PROPOSALS	139
WHERE YOU CAN FIND MORE INFORMATION	139
INDEX TO FINANCIAL STATEMENTS	F-1
Annex A AGREEMENT AND PLAN OF MERGER DATED AS OF AUGUST 11, 2006, AMONG MILLSTREAM II ACQUISITION CORPORATION, MILLSTREAM II MERGER SUB, INC. AND SPECIALTY SURFACES INTERNATIONAL, INC.
Annex A-1 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER DATED NOVEMBER 15, 2006
Annex B SPRINTURF CORPORATION 2006 LONG-TERM INCENTIVE PLAN
Annex C SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Annex D BY-LAWS OF SPRINTURF CORPORATION f/k/a MILLSTREAM II ACQUISITION CORPORATION
Annex E EMPLOYMENT AGREEMENT
Annex F GOVERNANCE AGREEMENT
Annex G REGISTRATION RIGHTS AGREEMENT
Annex G-1 AMENDMENT TO REGISTRATION RIGHTS AGREEMENT DATED NOVEMBER 15, 2006

Back to Contents

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

•
The parties to the merger are Millstream II Acquisition Corporation, Specialty Surfaces International, Inc. d/b/a Sprinturf and Millstream II Merger Sub, Inc., a company which was formed by Millstream II to effect the merger and is referred to as “Merger Sub.” See the section entitled “The Merger” beginning on page 36 of the proxy statement.

•
Sprinturf is a developer, marketer and installer of synthetic turf systems for athletic fields and residential and commercial landscaping applications. See the section entitled “Information about Sprinturf” beginning on page 79 of the proxy statement.

•
Upon the consummation of the merger, Sprinturf will merge into Merger Sub and Merger Sub will remain a wholly-owned subsidiary of Millstream II. See the section entitled “The Merger” beginning on page 36 of the proxy statement.

•
In return for all of the outstanding capital stock of Sprinturf, the sole shareholder of Sprinturf, Margit Julicher, the wife of Sprinturf’s Chief Executive Officer, Henry Julicher, will receive (i) an aggregate of 1,500,000 shares of Millstream II common stock, (ii) an aggregate of $8,000,000 in cash, (iii) a delayed amount in cash equal to $10.00 for each $1.00 that EBITDA, defined as operating income adjusted for certain events, exceeds $4,600,000 for the fiscal year ended December 31, 2007, or $6,500,000 for the fiscal year ended December 31, 2008 but not to exceed $2,000,000 in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined, (iv) a delayed amount in shares of Millstream II common stock equal to 1-2/3 shares of Millstream II common stock for each $1.00 that EBITDA exceeds $4,800,000 for the fiscal year ended December 31, 2007, or for the fiscal year ended December 31, 2008, additional shares of Millstream II common stock if EBITDA for such year exceed a threshold of $6,500,000 (or higher, depending on the amount of consideration earned for the fiscal year ended December 31, 2007) but not to exceed 2,000,000 shares of Millstream II common stock in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined, (v) a delayed amount in cash equal to $0.50 for each $1.00 collected with respect to certain accounts receivable at any time prior to the two year anniversary of the closing date of the merger, and (vi) an amount of delayed consideration in cash equal to two percent of the increase in Millstream II’s annual net sales for the fiscal years ended December 31, 2007, 2008 and 2009 over Millstream II’s net sales for the immediately preceding fiscal year not to exceed $600,000 per annum; provided, however, that in the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than 40% of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock. See the section entitled “The Merger Agreement” beginning on page 54 of the proxy statement.

•
In addition to voting on the merger, the stockholders of Millstream II will vote on proposals to approve and authorize the second amendment and restatement of its charter to delete certain provisions that will no longer be applicable after the merger, to authorize the Sprinturf Corporation 2006 Long-Term Incentive Plan and to permit the adjournment of the special meeting to a later date if necessary to permit solicitation of proxies in the event that there are not sufficient votes at the time of the special meeting to approve the merger proposal. See the section entitled “The Millstream II Special Meeting” beginning on page 32 of the proxy statement. The approval of the merger proposal and the consummation of the merger is conditioned upon the approval of the amendment proposal but not the long-term incentive plan proposal. The merger proposal is a condition to the effectiveness of the amendment proposal and the long-term incentive plan proposal assuming such proposals are approved by the stockholders.

Back to Contents

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q.	Why is Millstream II proposing the merger?
A.
Millstream II was organized to effect a business combination with an operating business with significant growth potential. Sprinturf is a developer, marketer and installer of synthetic turf systems. Millstream II believes that Sprinturf is an attractive merger candidate because it has a successful record of growth and expansion despite liquidity constraints, it operates in a growing and fragmented industry and it has patented products, even though Sprinturf has an accumulated deficit of $5,548,345 as of September 30, 2006 and had net losses of $671,574, $3,382,787 and $106,031 for the nine months ended September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, respectively. As a result, Millstream II believes that a business combination with Sprinturf will provide Millstream II stockholders with an opportunity to participate in a combined company with significant growth potential.

Q.	Why is Millstream II proposing the second amendment and restatement of Millstream II’s certificate of incorporation?
A.
Millstream II is proposing the second amendment and restatement of its certificate of incorporation because the provisions of the Sixth Article of the certificate of incorporation which require that Millstream II (i) receive stockholder approval for a business combination regardless of whether the Delaware General Corporation Laws require such approval; (ii) grant certain conversion rights as more fully described below; (iii) consummate a business combination 18 months from the date of its initial public offering; and (iv) grant stockholders certain rights in the event of a liquidation will no longer will be necessary following the consummation of the merger with Sprinturf.

Q.	Why is Millstream II proposing the long-term incentive plan?
A.
Millstream II is proposing the long-term incentive plan to enable the combined company to offer non-employee directors, officers, other key employees and consultants equity-based incentives and thereby help to attract and retain these participants and to align these participants’ economic interests with those of the combined company’s stockholders.

Back to Contents

Q.	What is being voted on?
A.
There are four proposals that you are being asked to vote on. The first proposal is to adopt the merger agreement, including the merger of Sprinturf with and into Merger Sub. We refer to this proposal as the merger proposal. The second proposal is to adopt the second amendment and restatement of Millstream II’s certificate of incorporation. We refer to this proposal as the amendment proposal. The third proposal is to adopt the Sprinturf Corporation 2006 Long-Term Incentive Plan for non-employee directors, officers, other key employees and consultants. We refer to this proposal as the long-term incentive plan proposal. The fourth proposal allows the adjournment of the special meeting to a later date if necessary to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the long-term incentive plan proposal. We refer to this proposal as the adjournment proposal.

Q.	What vote is required in order to adopt the merger proposal?
A.
The adoption of the merger agreement will require the affirmative vote of a majority of the outstanding shares of Millstream II’s common stock on the record date. However, if the holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, an amount equal to 20% or more of these shares, vote against the merger proposal and demand that Millstream II convert their shares into a pro rata portion of the trust account, then, pursuant to the terms of Millstream II’s first amended and restated certificate of incorporation, the merger will not be consummated. No vote of the warrant holders is necessary to adopt the merger proposal, and Millstream II is not asking the warrant holders to vote on the merger proposal. The adoption of the merger proposal is conditioned on the approval of the amendment proposal but not the approval of the long-term incentive plan proposal.

Q.	What vote is required in order to adopt the second amendment and restatement of Millstream II’s certificate of incorporation?
A.
The adoption of the second amendment and restatement of Millstream II’s certificate of incorporation will require the affirmative vote of a majority of the outstanding shares of Millstream II’s common stock on the record date. The adoption of the amendment proposal is conditioned on the adoption of the merger proposal.

Back to Contents

Q.	What vote is required in order to adopt the long-term incentive plan?
A.
The adoption of the long-term incentive plan will require the affirmative vote of a majority of the outstanding shares of Millstream II’s common stock on the record date. The adoption of the long-term incentive plan is conditioned on the adoption of the merger proposal.

Q.	What vote is required in order to adopt the adjournment proposal?

A.	The adoption of the adjournment proposal will require the affirmative vote of the majority of the outstanding shares of Millstream II’s common stock on the record date.

Q.	What will I receive in the merger?
A.
Nothing. Millstream II security holders will continue to hold the Millstream II securities they currently own, and will not receive any of the shares of common stock or cash paid in connection with the merger. The sole shareholder of Sprinturf will receive all of the shares of common stock and cash being paid by Millstream II in the merger.

Q.	How much of the combined company will existing Millstream II stockholders own?
A.
Immediately after the merger, if no Millstream II stockholders demand that Millstream II convert their shares into a pro rata portion of the trust account holding a substantial portion of the net proceeds of Millstream II’s initial public offering, then Millstream II’s stockholders who own shares immediately prior to the merger will own approximately 79% of the outstanding Millstream II shares. Existing Millstream II stockholders on the merger date could own less than approximately 79% if one or more Millstream II stockholders vote against the merger proposal and demand that Millstream II convert their shares into a pro rata portion of the trust account. In either case, the balance of the issued and outstanding shares of Millstream II’s common stock will be owned by the current shareholder of Sprinturf.

Q.	What will the name of the combined company be after the merger?
A.	The name of the combined company following completion of the merger will be Sprinturf Corporation.

Back to Contents

Q.	Do I have conversion rights?
A.
If you hold shares of common stock issued in Millstream II’s initial public offering, then you have the right to vote against the merger proposal and demand that Millstream II convert these shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held. We sometimes refer to these rights to vote against the merger and demand conversion of the shares into a pro rata portion of the trust account, as conversion rights.

Q.	If I have conversion rights, how do I exercise them?
A.	If you wish to exercise your conversion rights, you must affirmatively vote against the merger and at the same time demand that Millstream II convert your shares into cash.

Any action that does not include an affirmative vote against the merger will prevent you from exercising your conversion rights. You may exercise your conversion rights either by checking the box on the proxy card or by submitting your request in writing to Millstream II at the address listed at the end of this section. If you (i) initially vote for the merger proposal but then wish to vote against it and exercise your conversion rights or (ii) initially vote against the merger proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to Millstream II to exercise your conversion rights, or (iii) initially vote against the merger but later wish to vote for it, you may request Millstream II to send you another proxy card on which you may indicate your intended vote and, if that vote is against the merger proposal, exercise your conversion rights by checking the box provided for such purpose on the proxy card. You may make such request by contacting Millstream II at the phone number or address listed at the end of this section. Any corrected or changed proxy card or written demand of conversion rights may be submitted to Millstream II at any time prior to or at the special meeting. Your vote on any proposal other than the merger proposal will have no impact on your right to seek conversion.

Back to Contents

If, notwithstanding your vote, the merger is completed, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held, including any interest earned thereon through the date of the special meeting. Based on the amount of cash held in the trust account at November 9, 2006, you will be entitled to convert each share of common stock that you hold into approximately $5.52, which price is currently higher than the trading price of Millstream II’s common stock. If you exercise your conversion rights, then you will be exchanging your shares of Millstream II common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to the combined company. If the merger is not completed, then your shares will not be converted to cash at this time.

Q.	What happens to the funds deposited in the trust account after consummation of the merger?
A.	Upon consummation of the merger:

•	$8,000,000 of the funds deposited in the trust account will be paid to the sole shareholder of Sprinturf;

•	the Millstream II stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds deposited in the trust account; and

•	the remaining funds in the trust account after the distributions set forth above will be released to the combined company to be used for working capital purposes.

Q.	Who will manage the combined company?
A.	The combined company will be managed by Arthur Spector, Henry A. Julicher and Elliott Levine. Arthur Spector will continue as Chief Executive Officer of the combined company.

Back to Contents

Q.	What happens if the merger is not consummated?
A.
If the merger is not consummated, Millstream
II’s Board of Directors will approve a plan of dissolution and liquidation, present the plan of dissolution and liquidation to the Millstream II stockholders, and if approved by the Millstream II stockholders, dissolve and liquidate Millstream II. Dissolution is required prior to any liquidation. In any liquidation, the net proceeds of Millstream II’s initial public offering held in the trust account, plus any interest earned thereon, will be distributed pro rata to Millstream II’s common stockholders, other than its stockholder prior to its initial public offering.

Q.	When do you expect the merger to be completed?
A.	It is currently anticipated that the merger will be completed promptly following the Millstream II special meeting on _____________, 2006.

Q.	If I am not going to attend the Millstream II special meeting in person, should I return my proxy card instead?
A.
Yes. After carefully reading and considering the information contained in this proxy statement, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the Millstream II special meeting. Alternatively, you may vote by telephone or on the Internet as more fully described herein.

Q.	What will happen if I abstain from voting or fail to vote?
A.
An abstention or failure to vote will have the same effect as a vote against the merger proposal, the amendment proposal and the long-term incentive plan proposal, but will not have the effect of converting your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held, unless an affirmative election to convert shares of common stock is made on the proxy card.

Q.	What do I do if I want to change my vote?
A.
Send a later-dated, signed proxy card to Millstream II’s Secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Millstream II’s Secretary at the address of Millstream II’s corporate headquarters.

Q.	If my shares are held in “street name” by my broker, will my broker vote my shares for me?
A.	No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

Back to Contents

Q.	Who can help answer my questions?
A.
If you have questions about the merger, you may write or call Millstream II Acquisition Corporation, 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087, (610) 293-2511, Attn: Arthur Spector.

Back to Contents

SUMMARY

This summary discusses the material items of the merger, which is described in greater detail elsewhere in this proxy statement. You should carefully read this entire document and the other documents to which this proxy statement refers you. See “Where You Can Find More Information.”

The Companies

Millstream II

Millstream II is a blank check company organized as a corporation under the laws of the State of Delaware on September 24, 2004. It was formed to effect a business combination with an unidentified operating business with significant growth potential. On December 23, 2004, Millstream II successfully consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $24,691,000. The prices of Millstream II’s common stock, warrants to purchase common stock and units (each unit consisting of a share of common stock and two warrants to purchase common stock) are quoted on the OTCBB under the symbols MSMA for the common stock, MSMAW for the warrant and MSMAU for the units. $23,736,000 of the net proceeds of the initial public offering was placed in a trust account and will be released to Millstream II, with accrued interest, upon consummation of the merger. The balance of the net proceeds of $955,000 has been used and will be used by Millstream II to pay the expenses incurred in its pursuit of a business combination. Other than its initial public offering and the pursuit of a business combination, Millstream II has not engaged in any business to date. Millstream II signed a letter of intent with Sprinturf to consummate a business combination prior to June 23, 2006, within 18 months after its initial public offering, as required by its Amended and Restated Certificate of Incorporation. It must consummate the business combination by December 23, 2006. If the merger is not consummated by December 23, 2006, Millstream II’s officers must take all actions necessary to dissolve and liquidate Millstream II within 60 days. The mailing address of Millstream II’s principal executive office is 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087, and its telephone number is (610) 293-2511. See “Information about Millstream II” on page 102.

Merger Sub

Merger Sub is a wholly owned subsidiary of Millstream II formed solely for the purpose of the merger. Merger Sub’s executive office is located at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087, and its telephone number is (610) 293-2511. Sprinturf will be merged with and into Merger Sub and the separate corporate existence of Sprinturf will cease upon completion of the merger. Upon completion of the merger, Merger Sub will change its name to Specialty Surfaces Corporation.

Sprinturf

Sprinturf is a developer, marketer and installer of synthetic turf systems for athletic fields. Sprinturf’s patented synthetic turf system, with Ultrablade™ grass fibers, is comparable to a natural grass playing field in pristine condition. Sprinturf sells its branded products to high schools, colleges and professional sports teams, municipal and government agencies and privately owned athletic facilities. Sprinturf’s customers include the Philadelphia Eagles; Major League Soccer team D.C. United; and universities including The Ohio State University, UCLA, Utah State University, Auburn University and the University of Pennsylvania and more than 150 high schools. During the nine months ended September 30, 2006, Sprinturf generated $28.2 million in revenues compared to approximately $23.4 million during the comparable period in 2005, a 20.5% increase. Net loss from operations decreased to $246,000 for the nine months ended September 30, 2006, an 88% improvement in net loss as compared to a $2.1 million net loss from operations for the comparable period in 2005.

The market for synthetic turf systems for athletic fields is growing rapidly. The Synthetic Turf Council, an industry trade group, estimates annual full size installations (fields of approximately 60,000 square feet or more) of synthetic turf for athletic fields in the United States has increased approximately 100% between 2003 and 2005; from approximately 400 installations in 2003 to approximately 800 installations in 2005. According to a November 2005 publicly available research report, “The Global Artificial Gross Market 2005”,

Back to Contents

AMI Multi-Client Research Report, Bristol, U.K. published by Applied Market Information Ltd., or AMI, a consultant to the global plastics industry, approximately 59 million square feet of synthetic turf, or approximately 780 fields, was installed in 2005 in North America for full size athletic field installations. AMI estimates the market will grow 20% per annum through 2009 to approximately 124 million square feet or approximately 1,600 fields. Sprinturf believes the growth of the synthetic turf systems for athletic fields is driven by a number of factors, including significantly improved safety, “playability”, drainage and durability, and the proliferation of youth, high school, collegiate and club sports. Sprinturf’s primary target customers are the more than 45,000 colleges, high schools and middle schools in the United States, the nearly 90,000 cities, towns, and municipalities, and private sports clubs, many of which have multiple fields.

Based upon published information regarding the number of square feet of synthetic turf installed in 2005, the square feet installed by Sprinturf during such year and information Sprinturf has gathered regarding the square feet of synthetic turf installed by its competitors, Sprinturf’s management believes that it is the third largest developer, marketer and installer of synthetic turf systems for athletic fields in North America. This strong market share position for synthetic turf systems for athletic fields is a result of its innovative products, large number of installations and extensive reference list. Some of Sprinturf’s innovative products include its patented, essentially all-rubber, infill synthetic turf system, its patented shock absorbing pad, and its CoolSpray™ and CoolFill™ products that reduce field temperature. Based upon extensive customer feedback, actual experience with fields installed by Sprinturf and the quality of the materials used in its synthetic turf fiber and primary and secondary backings, Spinturf’s management believes its essentially all-rubber infill synthetic turf system with Stabilon™ provides benefits when compared to natural grass and other synthetic turf systems, including drainage that allows for playing in virtually all weather conditions, durability allowing for dramatically increased field utilization, ability to be used for multiple sports with minimal maintenance and soft, non-abrasive surface that helps reduce scrapes and rug burns. In addition, an independent study, “Why Measuring Field Hardness Matters”, SportTurf, May 2005, 8-16, published by Dr. Charles F. Mancino of Synthetic Testing Services, has shown that all-rubber infill synthetic turf systems have a Gmax rating (a measure of hardness) similar to a natural grass field in pristine condition and lower than sand/rubber mixed infill synthetic turf systems.

Sprinturf also develops and sells synthetic turf and related synthetic products for residential and commercial landscaping applications. Examples of applications for these products include residential lawns, playgrounds, office park landscaping, median strips, airport medians and military bases. Sprinturf is not required to obtain any special government or regulatory approvals for the installation of its products for residential and commercial landscaping applications, however, some of the applications are required to meet certain government or regulatory requirements. Sales of these specialty products represented approximately 3% of Sprinturf’s annual sales in the fiscal year ended December 31, 2005. AMI estimates the synthetic turf market for residential and commercial landscaping is larger than the market for synthetic turf systems for athletic fields.

Sprinturf’s primary business objective is to increase its market share of synthetic turf systems for athletic fields and expand its presence in the synthetic turf market for residential and commercial landscaping. Sprinturf will seek to grow its market share by continuing to provide high performance products and installation services for its customers, increasing its marketing and brand awareness, expanding the geographic reach of its sales personnel, increase participation in group buying programs, leveraging its Sprinturf brand to expand its residential and commercial landscaping business and pursuing selective acquisitions.

The Merger

The merger agreement provides for the merger of Sprinturf with and into Merger Sub. The merger agreement was executed on August 11, 2006 and amended on November 15, 2006. Following consummation of the merger, Merger Sub will continue as the surviving company and wholly owned subsidiary of Millstream II and the separate corporate existence of Sprinturf shall cease. Merger Sub will change its name to Specialty Surfaces Corporation upon completion of the merger.

Back to Contents

The Merger Consideration

In the merger, Margit Julicher, Sprinturf’s sole shareholder and the wife of its chief executive officer, will receive (i) an aggregate of 1,500,000 shares of Millstream II common stock, and (ii) $8,000,000 in cash. In addition, Mrs. Julicher will receive (i) a delayed amount in cash equal to $10.00 for each $1.00 that EBITDA exceeds $4,600,000 for the fiscal year ended December 31, 2007, or $6,500,000 for the fiscal year ended December 31, 2008 but not to exceed $2,000,000 in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined, (ii) a delayed amount in shares of Millstream II common stock equal to 1-2/3 shares of Millstream II common stock for each $1.00 that EBITDA exceeds $4,800,000 for the fiscal year ended December 31, 2007, or for the fiscal year ended December 31, 2008, additional shares of Millstream II common stock if EBITDA for such year exceed a threshold of $6,500,000 (or higher, depending on the amount of consideration earned for the fiscal year ended December 31, 2007) but not to exceed 2,000,000 shares of Millstream II common stock in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined, (iii) a delayed amount in cash equal to $0.50 for each $1.00 collected with respect to certain accounts receivable at any time prior to the two year anniversary of the closing date of the merger, and (iv) delayed consideration in cash equal to two percent of the increase in Millstream II’s annual net sales for the fiscal years ended December 31, 2007, 2008 and 2009 over Millstream II’s net sales for the immediately preceding fiscal year not to exceed $600,000 per annum; provided, however, that in the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than 40% of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock. Mr. Julicher will not receive any direct consideration in the merger; however, he may be deemed to be the beneficial owner of the shares received by his spouse, Mrs. Julicher, in the merger.

In addition, Millstream II has agreed to substitute Sprinturf or the combined company as the borrower under a certain loan in the principal amount of $2,900,000 to Mr. and Mrs. Henry Julicher (of which Sprinturf is currently a guarantor) or refinance or repay the loan, including any accrued but unpaid interest, in full. Sprinturf has also agreed to repay Mrs. Julicher up to $400,000 for a loan currently outstanding from Mrs. Julicher to Sprinturf. Mr. Julicher and Sprinturf have entered into an employment agreement, a copy of which is attached to this proxy statement as Annex E and the material terms of which are described under “Employment Agreement” beginning on page 67 of this proxy statement.

Millstream II and Sprinturf plan to complete the merger promptly after the Millstream II special meeting, provided that:

•	Millstream II’s stockholders have adopted the merger agreement;

•	holders of less than 20% of the shares of common stock issued in Millstream II’s initial public offering vote against the merger proposal and demand conversion of their shares into cash; and

•	the other conditions specified in the merger agreement have been satisfied or waived.

If the Millstream II stockholder approval has not been obtained at that time or any other conditions have not been satisfied or waived, the merger will be completed promptly after the stockholder approval is obtained or the remaining conditions are satisfied or waived. The merger will become effective when the articles of merger are filed with the Pennsylvania Secretary of State and the Delaware Secretary of State or at such later time as is specified in the articles of merger.

The merger agreement and amendment no. 1 to the merger agreement are included as Annex A and Annex A-1, respectively, to this proxy statement. We encourage you to read the merger agreement and the amendment. They are the legal documents that govern the merger. See “The Merger Agreement” on page 54.

Amendment and Restatement of Millstream II Certificate of Incorporation

As part of the merger agreement, Millstream II agreed to amend and restate the Millstream II certificate of incorporation to, among other things:

•	change the name to Sprinturf Corporation;

•	increase its authorized capital stock;

•	delete certain provisions relating to the consummation of a business combination; and

Back to Contents

•	include other provisions regarding special meetings, actions by written consent and other matters, some of which may have an anti-takeover effect.

The amended and restated Millstream II certificate of incorporation is attached to this proxy statement as Annex C. The merger agreement also provides that Millstream II will amend and restate its by-laws, which are attached to this proxy statement as Annex D.

Millstream II stockholders are being asked to vote on a proposal to adopt the amendment and restatement of the Millstream II certificate of incorporation. Once the merger is completed, the amended and restated certificate of incorporation of Millstream II will be the certificate of incorporation of the combined company. The approval of the merger proposal is a condition to the approval of the amendment proposal.

Comparison of Stockholders Rights

If the amendment proposal is adopted, the Millstream II certificate of incorporation will be amended and restated, and the rights of Millstream II stockholders will change accordingly. See “Comparison of Stockholder Rights” on page 130.

Sprinturf Corporation 2006 Long-Term Incentive Plan

Effective as of July 27, 2006, the Board of Directors of Millstream II approved the adoption of the 2006 Long-Term Incentive Plan, subject to stockholder approval, pursuant to which 1,000,000 shares of Millstream II’s common stock is reserved for issuance under the plan. The purpose of the long-term incentive plan is to enable the combined company to offer non-employee directors, officers, other key employees and consultants of the combined company and its subsidiaries and affiliates, equity-based incentives in the combined company, thereby attracting, retaining and rewarding these participants and strengthening the mutuality of interests between these participants and the combined company’s stockholders. The proposed long-term incentive plan will permit the combined company to keep pace with changing developments in management compensation and make the combined company competitive with those companies that offer stock incentives to attract and keep non-employee directors and key employees. Stockholder approval of the long-term incentive plan also will permit stock options, stock appreciation rights and awards restricted by certain performance criteria as described below to qualify for deductibility under Section 162(m) of the Internal Revenue Code.

The long-term incentive plan is included as Annex B to this proxy statement. We encourage you to read the long-term incentive plan in its entirety. See “Sprinturf Corporation 2006 Long-Term Incentive Plan.”

Adjournment Proposal

In the event there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the long-term incentive plan proposal, the Board of Directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies.

Special Meeting of Millstream II’s Stockholders

Date, time and place.     The special meeting of the stockholders of Millstream II will be held at _________, eastern time, on _____________, 2006, at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087 to vote on the proposal to adopt the merger proposal, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal.

Approval of Sprinturf’s Board of Directors and Sole Shareholder

The sole director and the sole shareholder of Sprinturf have approved the merger by the execution of written consents dated August 9, 2006.

Back to Contents

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Millstream II common stock at the close of business on November 27, 2006, which is the record date for the special meeting. You will have one vote for each share of Millstream II common stock you owned at the close of business on the record date. Millstream II warrants do not have voting rights.

Vote Required to Adopt the Merger Proposal

The adoption of the merger agreement will require the affirmative vote of the holders of a majority of the outstanding shares of Millstream II common stock on the record date. However, Millstream II will not be able to complete the merger if the holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, an amount equal to 20% or more of these shares, vote against the merger and demand that Millstream II convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held.

At the close of business on November 10, 2006, there were 5,600,000 shares of Millstream II common stock outstanding, 1,000,000 of which are held by officers and directors of Millstream II or their affiliates, each of which has agreed to vote his, her or its shares in accordance with the majority of the votes cast by the holders of shares issued in connection with Millstream II’s initial public offering. The Board of Directors of Sprinturf and the sole shareholder of Sprinturf have already approved the merger.

Vote Required to Adopt the Second Amendment and Restatement of Millstream II’s Certificate of Incorporation

The adoption of the second amendment and restatement of Millstream II’s certificate of incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Millstream II common stock on the record date.

Vote Required to Adopt the Long-Term Incentive Plan Proposal

The adoption of the long-term incentive plan proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Millstream II common stock on the record date.

Vote Required to Adopt the Adjournment Proposal

The adoption of the adjournment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Millstream II common stock on the record date.

Conversion Rights

Pursuant to Millstream II’s amended and restated certificate of incorporation, a holder of shares of Millstream II’s common stock issued in the initial public offering may, if the stockholder votes against the merger, demand that Millstream II convert such shares into cash. This demand must be made on the proxy card or by telephone or through the Internet as described on the proxy card at the same time that the stockholder votes against the merger proposal. If so demanded, Millstream II will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held, plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of Millstream II common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to the combined company. If the merger is not completed, then these shares will not be converted into cash.

The merger will not be consummated if the holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, an amount equal to 20% or more of these shares, exercise their conversion rights.

Back to Contents

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for the stockholders of Millstream II in connection with the merger proposal. In addition, because the sole shareholder of Sprinturf has approved of the merger proposal, she is not entitled to any dissenters rights under Pennsylvania law.

Liquidation

If Millstream II does not consummate the merger with Sprinturf by December 23, 2006, its board would adopt a specific plan of dissolution and liquidation pursuant to the provisions of the Delaware General Corporation Law. Pursuant to the terms of its certificate of incorporation, only holders of shares issued in Millstream II’s initial public offering will be entitled to receive liquidating distributions following the dissolution of Millstream II. Shares issued to Millstream II’s initial stockholders prior to its initial public offering will not be entitled to receive any liquidating distributions. The plan of dissolution would be submitted to stockholders for approval. The submission of the plan for approval by the stockholders would require the filing of a proxy statement with the SEC which could be subject to review by the SEC. As such, the process from the adoption of the plan of dissolution and liquidation by the board until completion of the plan and distribution of funds to the stockholders could take up to two to four months or possibly even longer.

Millstream II may not liquidate the trust account unless and until its stockholders approve a plan of dissolution and liquidation. Accordingly, the foregoing procedures may result in substantial delays in the liquidation and the distribution to Millstream II’s public stockholders of the funds in its trust account and any remaining net assets as part of a plan of dissolution and liquidation.

Proxies

Proxies may be solicited by mail, telephone, Internet or in person.

Millstream II’s officer and directors will be soliciting proxies. In addition, EarlyBirdCapital, Inc., or EBC, the managing underwriter of Millstream II’s initial public offering, is assisting Millstream II in soliciting proxies without charge, other than the reimbursement of its out-of-pocket expenses. Other than EBC’s relationship with Millstream II as the managing underwriter for the Millstream II’s initial public offering and its assistance with the proxy solicitation process, neither Millstream II nor Sprinturf has any other relationship or agreement with EBC.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

Stock Ownership

On the record date, directors and executive officers of Millstream II and their affiliates beneficially owned and were entitled to vote 1,000,000 shares of Millstream II’s common stock that have a market value of $5,430,000 based on Millstream II’s common stock price of $5.43 per share as of November 10, 2006. The total of these shares represent approximately 17.9% of Millstream II’s issued and outstanding common stock. In connection with its initial public offering, Millstream II and EarlyBirdCapital, Inc. entered into letter agreements with each of Millstream II’s directors and executive officers and the Castlecomb Family Trust pursuant to which each agreed to vote his or its shares of Millstream II common stock in accordance with the majority of the votes cast by the holders of shares issued in connection with the initial public offering, in the event Millstream II seeks the approval of its stockholders for a business combination. Based upon information contained in public filings, as of the record date, other than the officers and directors of Millstream II and their respective affiliates, the following stockholders beneficially owned greater than five percent of Millstream II’s issued and outstanding common stock:

•	Sapling, LLC, a Delaware limited liability company, beneficially owns 5.8% of the Millstream II common stock; and

Back to Contents

•	Millenco, L.P., a Delaware limited partnership, beneficially owns 5.5% of Millstream II common stock.

Millstream II’s Board of Directors’ Recommendation

After careful consideration, Millstream II’s Board of Directors has determined unanimously that the merger, the amendment, long-term incentive plan and the adjournment proposals are fair to, and in the best interests of, Millstream II and its stockholders. Millstream II’s Board has unanimously approved and declared advisable the merger agreement, the amendment and restatement of Millstream II’s certificate of incorporation, the long-term incentive plan and the adjournment proposal and unanimously recommends that you vote or instruct your vote to be cast “FOR” the adoption of the merger agreement, the adoption of the amendment and restatement of Millstream II’s certificate of incorporation, the adoption of the long-term incentive plan and the adjournment proposal. In making its determination with respect to the merger agreement, the Board of Directors did not obtain a fairness opinion.

Interests of Millstream II Directors and Officer in the Merger

When you consider the recommendation of Millstream II’s Board of Directors that you vote in favor of adoption of the merger proposal, you should keep in mind that Millstream II’s executive and members of Millstream II’s Board have interests in the merger that are different from, or in addition to, your interest as a stockholder. These interests are:

•
if the merger is not approved, Millstream II will be required to first dissolve and then liquidate and the shares of common stock held by Millstream II’s executive and directors may be worthless because Millstream II’s executive and directors are not entitled to receive any of the net proceeds of Millstream II’s initial public offering that may be distributed upon liquidation of Millstream II. As of November 10, 2006, the market value of the Millstream II common stock owned by Millstream II’s executive officer and directors was $5,430,000;

•
after the completion of the merger, Mr. Arthur Spector will continue to serve as the Chief Executive Officer of the combined company. Mr. Spector has not entered into, nor negotiated the terms of, an employment agreement with Millstream II and does not currently have any compensation arrangement, whether formal or informal. An employment agreement for Mr. Spector has not been entered into or negotiated because Mr. Spector believes it was in the best interest of Millstream II to have the terms of such agreement negotiated by the Compensation Committee of the Board of Directors, which will be comprised of independent directors. After consummation of the merger, any compensation arrangement will be at the sole discretion of the Compensation Committee of the Board of Directors;

•
pursuant to a governance agreement entered into between Mr. Spector and Sprinturf’s sole shareholder, Mrs. Margit S. Julicher, Mr. Spector shall be entitled to nominate four persons (including himself) to the Board of Directors; and

•
following consummation of the merger, the current members of the Board of Directors will continue to serve on the Board until their resignation. Other than Mr. Spector, the current members of the Board of Directors, although not required, have indicated they would resign if asked following the consummation of the merger. No replacement Board members have been identified to date.

Interests of Officer and Director of Sprinturf in the Merger

You should understand that the current officer and director of Sprinturf, who also beneficially owns all of the issued and outstanding capital stock of Sprinturf, has interests in the merger that are different from, or in addition to, your interest as a stockholder. In particular:

•	Mr. Julicher will indirectly receive the merger consideration which consists of:

•	an aggregate of 1,500,000 shares of Millstream II common stock;

•	$8,000,000 in cash;

Back to Contents

•
a delayed amount in cash equal to $10.00 for each $1.00 that EBITDA exceeds $4,600,000 for the fiscal year ended December 31, 2007, or $6,500,000 for the fiscal year ended December 31, 2008 but not to exceed $2,000,000 in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined;

•
a delayed amount in shares of Millstream II common stock equal to 1-2/3 shares of Millstream II common stock for each $1.00 that EBITDA exceeds $4,800,000 for the fiscal year ended December 31, 2007, or for the fiscal year ended December 31, 2008, additional shares of Millstream II common stock if EBITDA for such year exceed a threshold of $6,500,000 (or higher, depending on the amount of consideration earned for the fiscal year ended December 31, 2007) but not to exceed 2,000,000 shares of Millstream II common stock in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined;

•	a delayed amount in cash equal to $0.50 for each $1.00 collected with respect to certain accounts receivable at any time prior to the two year anniversary of the closing date of the merger; and

•
a delayed amount equal to two percent of the increase in annual net sales of Millstream II for the fiscal years ending December 31, 2007, December 31, 2008 and December 31, 2009 over Millstream II’s net sales for the immediately preceding fiscal year (i.e., the increase of 2007 Net Sales over 2006 Net Sales, the increase of 2008 Net Sales over 2007 Net Sales and the increase of 2009 Net Sales over 2008 Net Sales); provided that the amount of Additional Delayed Merger Consideration shall not exceed $600,000 in any year; provided, however, that in the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than forty percent of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock.

•
Millstream II has agreed to substitute Sprinturf or the combined company as the borrower under a certain loan in the principal amount of $2,900,000 to Mr. and Mrs. Henry Julicher, personally (the proceeds of which were loaned to Sprinturf and of which Sprinturf is currently a guarantor) or refinance or repay the loan, including any accrued but unpaid interest, in full;

•	Sprinturf will repay Mrs. Julicher up to $400,000 for a loan currently outstanding on Sprinturf’s financial statement;

•	Mr. Julicher will enter into an employment agreement with Millstream II effective upon consummation of the merger, providing for, among other things:

•	an annual base salary of $395,000 for a term of three years;

•	Millstream II will continue to pay the premiums on the existing life insurance policy on Mr. Julicher’s life;

•	a car allowance of up to $1,600 per month plus reimbursement of automobile insurance premiums; and

•	if the executive is terminated by the combined company other than for cause or leaves for good reason:

•	the executive shall be paid an amount equal to base salary for 12 months; and

•	the executive shall be provided with medical insurance during the period prescribed by the Consolidated Omnibus Budget Reconciliation Act of 1985, which we refer to as COBRA.

A summary of the employment agreements is contained under “Employment Agreement” on page 67.

Conditions to the Completion of the Merger

Conditions to Millstream II’s and Sprinturf’s Obligations

Each of Millstream II’s and Sprinturf’s obligation to effect the merger is subject to the satisfaction or waiver of specified conditions before completion of the merger, including the following:

•	The receipt of the Millstream II stockholder approval;

•	the absence of any order or injunction preventing consummation of the merger;

Back to Contents

•
the absence of any suit or proceeding by any governmental entity or any other person challenging the merger, seeking to restrain or prohibit the consummation of the merger or seeking to obtain from Sprinturf, Millstream II or Merger Sub any material damages;

•
at Millstream II’s stockholders’ meeting, holders of less than 920,000 shares of common stock issued in Millstream II’s initial public offering will have voted against the adoption of the merger proposal and demanded that Millstream II convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held;

•
at the time of consummation of the merger, the fair market value of Sprinturf, as determined by the Board of Directors of Millstream II, is at least 80% of the net assets of Millstream II. The Board of Directors has and will make this determination based on the historical and projected revenues of Sprinturf as well as other market factors determined using its business judgment; and

•	the parties must have received counterparts of all documents required under the merger agreement executed by the other parties.

Conditions to Millstream II’s Obligation

The obligation of Millstream II and Merger Sub to effect the merger are further subject to the following conditions:

•
Sprinturf’s representations and warranties that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except representations and warranties that address matters as of another date, which must be true and correct as of that other date, and Millstream II must have received an officer’s certificate from Sprinturf to that effect;

•	Sprinturf must have performed in all material respects all obligations required to be performed by it;

•
Millstream II and its stockholders must have received a written opinion, dated as of the closing date, from Klehr, Harrison, Harvey, Branzburg & Ellers LLP, counsel to Sprinturf, in the form and substance previously agreed to by the parties; and

•	there must not have occurred since the date of the merger agreement any material adverse effect on Sprinturf.

Conditions to Sprinturf’s Obligation

The obligation of Sprinturf to effect the merger is further subject to the following conditions:

•
Millstream II’s and Merger Sub’s representations and warranties that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except representations and warranties that address matters as of another date, which must be true and correct as of that date;

•	Millstream II and Merger Sub must have performed in all material respects all obligations required to be performed by them under the merger agreement;

•
Sprinturf and its stockholder must have received a written opinion, dated as of the closing date, from Broad and Cassel, counsel to Millstream II, in the form and substance previously agreed to by the parties;

•	there must not have occurred since the date of the merger agreement any material adverse effect on Millstream II; and

•
Sprinturf must have received an officer’s certificate of Millstream II to the effect that the Millstream II Board of Directors has independently determined and will independently determine that the fair market value of Sprinturf is at least 80% of the net assets of Millstream II as of the date of consummation of the merger.

Back to Contents

No Solicitation

The merger agreement contains detailed provisions prohibiting each of Millstream II and Sprinturf from seeking an alternative transaction. The no solicitation covenant generally prohibits Millstream II and Sprinturf, as well as their officers, directors, employees, or any investment banker, attorney, accountant or other authorized advisor or authorized representatives, from taking any action to solicit an acquisition proposal as described on pages 60 and 61. The merger agreement does not, however, prohibit Millstream II from considering an unsolicited bona fide written superior proposal from a third party in the circumstances described under “The Merger Agreement—No Solicitation by Millstream II” on page 59.

Termination, Amendment and Waiver

The merger agreement may be terminated at any time prior to the consummation of the merger, whether before or after receipt of the Millstream II stockholder approval, or by mutual written consent of Millstream II, Merger Sub and Sprinturf.

Termination by either Sprinturf or Millstream II

Either Sprinturf or Millstream II may terminate the merger agreement if:

•	the merger is not consummated on or before December 23, 2006;

•
any governmental entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the merger and such order, decree, ruling or other action is final and nonappealable;

•	any condition to the obligation of such party to consummate the merger becomes incapable of satisfaction prior to December 23, 2006; or

•	either:

•	at the special meeting, the Millstream II stockholder approval relating to the merger proposal is not obtained; or

•
the holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, an amount equal to 20% or more of these shares, have demanded that Millstream II convert their shares into a pro rata portion of the trust fund in which a substantial portion of the proceeds of Millstream II’s initial public offering are held.

Termination by Millstream II

Millstream II may terminate the merger agreement if:

•	Sprinturf breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement which breach or failure:

•	would give rise to the failure of specified conditions in the merger agreement; and

•	cannot be or has not been cured within 30 days after the giving of written notice to Sprinturf of such breach or by December 23, 2006, if earlier.

Termination by Sprinturf

Sprinturf may terminate the merger agreement if:

•	Millstream II breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement which breach or failure to perform:

•	would give rise to the failure of specified conditions in the merger agreement; and

•	cannot be or has not been cured within 30 days after the giving of written notice to Millstream II of such breach or by December 23, 2006, if earlier; or

Back to Contents

•	Millstream II’s Board of Directors or any committee thereof:

•	withdraws or modifies, in a manner adverse to Sprinturf, or proposes to withdraw or modify, in a manner adverse to Sprinturf, its approval of the merger agreement, the merger or any of the other transactions contemplated by the merger agreement;

•	fails to recommend to Millstream II’s stockholders that they give their approval to the merger;

•	approves or recommends, or proposes to approve or recommend, any parent takeover proposal;

•
fails to reaffirm publicly and unconditionally its recommendation to Millstream II’s stockholders that they give their approval to the merger within two days of Sprinturf’s written request to do so, which public reaffirmation must also include the unconditional rejection of the parent takeover proposal; or

Millstream II or any of its officers, directors, employees, representatives or agents solicits or responds to a competing takeover proposal in a manner proscribed by the merger agreement.

If permitted under applicable law, either Sprinturf or Millstream II may waive conditions for the benefit of itself and its stockholders and complete the merger even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the merger will occur.

Quotation or Listing

Millstream II’s outstanding common stock, warrants and units are currently quoted on the OTCBB. Millstream II will use its best efforts to cause the outstanding shares of common stock, warrants, units, the shares of common stock to be issued in the merger, and the shares of common stock issuable upon exercise of all outstanding warrants to be quoted on the Nasdaq Capital Market or, if they are not eligible for quotation on Nasdaq, to be listed on the American Stock Exchange.

Governance and Voting Arrangements After the Merger

Concurrently with the execution of the merger agreement, Mr. Spector and Mrs. Julicher executed a governance agreement providing generally that the Board of the combined company will initially consist of five members, one of whom is to be designated by Mrs. Julicher and four of whom are to be designated by Mr. Spector. Immediately following the consummation of the merger, Mrs. Julicher and Mr. Spector will, in aggregate, own approximately 26.7% of the issued and outstanding common stock of the combined company, assuming that no Millstream II stockholders elect to exercise their conversion rights.

Material United States Federal Income Tax Consequences of the Merger

Millstream II security holders will continue to hold their Millstream II securities and, as a result, will not recognize any gain or loss from the merger. The merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes with respect to the transfer of assets of Sprinturf to Merger Sub. See “The Merger-Material U.S. Federal Income Tax Consequences of the Merger” on page 52.

Accounting Treatment

The merger of Millstream II and Sprinturf will be accounted for as an acquisition of Sprinturf by Millstream II under the purchase method of accounting. Under the purchase method of accounting, the purchase price, including transaction costs, to acquire Sprinturf will be allocated to the underlying net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair values of the net assets acquired will be recorded as goodwill. For a more detailed description of purchase accounting, see “The Merger—Anticipated Accounting Treatment” on page 52.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings necessary to effectuate the transactions contemplated by the merger proposal with the Secretaries of State of the Commonwealth of Pennsylvania and State of Delaware.

Back to Contents

SELECTED HISTORICAL FINANCIAL INFORMATION

We are providing the following selected financial information to assist you in your analysis of the financial aspects of the merger. We derived the Sprinturf historical information from the audited combined financial statements of Sprinturf as of and for each of the years ended December 31, 2005, 2004 and 2003 and from the unaudited financial statements as of and for the years ended December 31, 2002 and 2001 and the unaudited consolidated financial statements as of September 30, 2006 and for the nine months ended September 30, 2006 and the unaudited combined financial statements for the nine months ended September 30, 2005. We derived the Millstream II historical information from the audited financial statements of Millstream II as of December 31, 2005 and for the period from September 24, 2004 (inception) to December 31, 2004, and from the unaudited financial statements as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005. The information is only a summary and should be read in conjunction with each company’s historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Sprinturf, Millstream II or the combined company.

Millstream II’s Summary of Selected Financial Data

	Nine Months Ended September 30,		December 31,	For the Period From September 24, 2004 (Inception) to December 31,	For the Period From September 24, 2004 (Inception) to September 30,
	2006	2005	2005	2004	2006

	(unaudited)
Income Statement Data:
Revenue	$—	$—	$—	$—	$—
Net income (loss)	338,029	65,207	71,666	(13,059)	396,636
Net income (loss) per share	0.06	0.01	0.01	(0.01)	0.08
Cash dividends per share	—	—	—	—	—

	September 30,	December 31,
	2006	2005	2004

	(unaudited)
Balance Sheet Data:
Total assets (including cash deposited in trust account)	$26,093,474	$25,143,965	$24,749,261
Common stock subject to possible redemption	4,744,826	4,744,826	4,744,826
Stockholders’ equity	20,367,564	20,029,535	19,957,869

Sprinturf’s Summary of Selected Financial Data

	Nine Months Ended September 30,		Year Ended December 31,

	2006	2005	2005	2004	2003	2002	2001

	(unaudited)					(unaudited)
Income Statement Data:
Revenue	$28,241,723	$23,386,410	$29,102,777	$25,911,687	$18,521,287	$12,857,822	$5,148,094
Net (loss) income	(671,574)	(2,555,932)	(3,382,787)	(106,031)	(1,370,346)	(239,466)	419,345

	September 30,	December 31,
	2006	2005	2004	2003	2002	2001

	(unaudited)				(unaudited)
Balance Sheet Data:
Total assets	$11,127,760	$7,114,574	$5,546,439	$3,612,920	$3,138,387	$1,137,273
Long-term debt	343,729	131,749	138,456	126,648	82,920	34,984
Shareholder’s (deficit) equity	(5,548,345)	(4,876,771)	(1,493,984)	(1,387,953)	(17,607)	257,663

Back to Contents

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The merger of Millstream II and Sprinturf will be accounted for as an acquisition of Sprinturf by Millstream II under the purchase method of accounting. Under the purchase method of accounting, the purchase price, including transaction costs, to acquire Sprinturf will be allocated to the underlying net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair values of the net assets acquired was recorded as goodwill. For a more detailed description of purchase accounting, see “The Merger—Anticipated Accounting Treatment” on page 52.

We have presented below selected unaudited pro forma combined financial information that reflects the purchase method of accounting and is intended to provide you with a better picture of what our business might have looked like had Millstream II and Sprinturf actually been combined. The combined financial information may have been different had the companies actually been combined. The selected unaudited pro forma combined financial information does not reflect the effect of asset dispositions, if any, or cost savings that may result from the merger. You should not rely on the selected unaudited pro forma combined financial information as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the merger. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes thereto included elsewhere in this proxy statement.

	Nine Months Ended September 30, 2006		Year Ended December 31, 2005

	Assuming Maximum Approval(1)	Assuming Minimum Approval(2)	Assuming Maximum Approval(1)	Assuming Minimum Approval(2)

	(in thousands, except per share data)
Revenue	$28,242	$28,242	$29,103	$29,103
Net income (loss)	7	(158)	(3,140)	(3,281)
Net income (loss) per share	0.00	(0.03)	(0.35)	(0.41)

(1)	Assumes no Millstream II stockholders exercise their conversion rights.
(2)	Assumes 19.99% of the Millstream II stockholders exercise their conversion rights.

	September 30, 2006

	Assuming Maximum Approval(1)	Assuming Minimum Approval(2)

	(in thousands)
Total assets	$50,360	$45,306
Long-term debt	344	344
Stockholders’ equity	33,297	28,243

(1)	Assumes no Millstream II stockholders exercise their conversion rights.
(2)	Assumes 19.99% of the Millstream II stockholders exercise their conversion rights.

Back to Contents

COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical per share information of Sprinturf and Millstream II and unaudited pro forma combined per share information after giving effect to the merger between Sprinturf and Millstream II, under the purchase method of accounting, assuming a maximum level and a minimum level of approval of the merger by Millstream II stockholders. You should read this information in conjunction with the selected historical financial information, included elsewhere in this proxy statement, and the historical financial statements of Sprinturf and Millstream II and related notes that are included elsewhere in this proxy statement. The unaudited Sprinturf pro forma combined per share information is derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Combined Financial Statements and related notes included elsewhere in this proxy statement. The historical per share information is derived from financial statements as of and for the nine months ended September 30, 2006, and for the year ended December 31, 2005.

The unaudited pro forma combined per share information does not purport to represent what the actual results of operations of Sprinturf and Millstream II would have been had the companies been combined or to project Sprinturf and Millstream II’s results of operations that may be achieved after the merger.

Number of shares of common stock assumed to be issued in merger:	Sprinturf(3)	Millstream II	Combined Company

Assuming maximum approval(1)	1,500,000	5,600,000	7,100,000
Assuming minimum approval(2)	1,500,000	4,680,460	6,180,460

Net income per share – historical:
Year ended December 31, 2005	$(33,828)	$0.01
Nine months ended September 30, 2006	$(6,716)	$0.06

Book value per share – historical – September 30, 2006	$(55,483)	$4.48

Net income (loss) per share pro forma

Year ended December 31, 2005
Assuming maximum approval(1)			$(0.35)
Assuming minimum approval(2)			$(0.41)
Nine months ended September 30, 2006
Assuming maximum approval(1)			$0.00
Assuming minimum approval(2)			$(0.03)

Book value per share – pro forma – September 30, 2006
Assuming maximum approval(1)			$4.69
Assuming minimum approval(2)			$4.57

(1)	Assumes no Millstream II stockholders exercise their conversion rights.
(2)	Assumes 19.99% of the Millstream II stockholders exercise their conversion rights.
(3)	Based on 100 shares of common stock of Sprinturf outstanding and assuming the acquisition of Empire & Associates, Inc.

PER SHARE MARKET PRICE INFORMATION

The closing price for each unit, share of common stock and warrant of Millstream II on August 14, 2006, the last trading day before announcement of the execution of the merger agreement was $6.50, $5.24 and $0.62, respectively. Millstream II’s units, common stock and warrants are each quoted on the OTCBB under the symbols MSMAU, MSMA and MSMAW, respectively. Millstream II’s units commenced public trading on December 20, 2004 and its common stock and warrants commenced public trading on January 5, 2005.

There is no established public trading market for the common stock of Sprinturf.

Back to Contents

In connection with the merger, application will be made for the quotation of the combined company’s common stock, warrants and units on The Nasdaq Stock Market under the symbols “TURF,” “TURFW” and “TURFU,” respectively, subject to official notice of issuance.

The table below sets forth, for the calendar quarters indicated, the high and low bid prices of the Millstream II common stock, warrants and units as reported on the OTCBB. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

	Units
Quarter ended	High	Low

December 31, 2004	$6.49	$5.97

	Units		Common Stock		Warrants

2005	High	Low	High	Low	High	Low

First Quarter	$7.10	$6.36	$5.35	$5.05	$0.92	$0.70
Second Quarter	6.75	6.30	5.60	5.05	0.88	0.68
Third Quarter	7.00	6.15	5.19	5.00	0.90	0.67
Fourth Quarter	7.19	6.15	5.28	5.08	0.91	0.55

2006

First Quarter	7.45	6.85	5.45	5.20	1.15	0.82
Second Quarter	7.65	6.45	5.45	5.21	1.13	0.60
Third Quarter	7.10	6.25	5.34	5.20	0.93	0.46
Fourth Quarter*	6.25	6.17	5.43	5.26	0.50	0.37

*	Through November 10, 2006.

Back to Contents

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the merger proposal.

Risk Factors Relating to Sprinturf’s Business

Sprinturf is dependent on the sale and installation of synthetic turf systems for athletic fields for substantially all of its revenues, and any actual or perceived problems with its synthetic turf system or synthetic turf generally may have a material adverse effect on Sprinturf’s business and results of operations.

Historically, approximately 97% of Sprinturf’s revenues have been derived from the sale and installation of synthetic turf systems for athletic fields. If Sprinturf should experience any problems, actual or perceived, with the quality or acceptance of its synthetic turf systems or with synthetic turf generally, Sprinturf’s lack of product diversification would have a material adverse effect on its business and results of operations.

The demand for synthetic turf systems generally may not increase or be sustained at current levels which may have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf’s ability to grow will largely depend on the continued demand for synthetic turf athletic fields. To increase market acceptance, the synthetic turf industry must continue to overcome the historical negative perception of synthetic turf and the greater initial expense of installing synthetic turf compared to natural turf. If the demand for synthetic turf does not increase, it would have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf’s failure to maintain or increase its current market share could have a material adverse effect on Sprinturf’s business and results of operations.

To maintain or increase its market share, Sprinturf must successfully promote its synthetic turf system over its competitor’s products. Sprinturf’s strategy to increase market share is to develop and promote the Sprinturf brand name as an economical and safe product and to emphasize the advantages of Sprinturf’s synthetic turf over other synthetic turf products. Sprinturf’s failure to increase or maintain its market share could have a material adverse effect on its business and results of operations.

Sprinturf primarily relies on one supplier for the fiber in its synthetic turf systems for athletic fields. Any disruption in the supply of this fiber could have a material adverse effect of on Sprinturf’s business and results of operations.

Currently, Sprinturf primarily relies on one supplier, Nexcel Synthetics, LLC, for the fiber in its synthetic turf systems for athletic fields. This fiber is an essential element in Sprinturf’s synthetic turf systems. Although there are alternative fiber suppliers in the industry who could supply a sufficient amount of fiber to meet Sprinturf’s requirements, Sprinturf may not be able to source a sufficient amount of fiber from an alternative supplier on a timely basis or of a substantially equal quality. Any material disruption in the supply of this fiber could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf has been installing fields since 1999 and typically offers an eight year warranty on its synthetic turf systems for athletic fields. Accordingly, Sprinturf has not had in use any of its fields for the life of its warranty. Any failure in the performance of its fields during the life of its warranty could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf has been installing fields since 1999 and typically offers an eight year warranty for its synthetic turf systems for athletic fields. Accordingly, Sprinturf has not had in use any of its fields for the life of its warranty. From time to time in the ordinary course of business, Sprinturf has been involved in disputes with its customers over the installation of its synthetic turf systems. To date, however, those disputes have not resulted in any warranty claims. Significant failure of its synthetic turf systems during the warranty period could result in Sprinturf becoming uninsurable, incurring additional insurance cost or significant uninsured losses. In addition, Sprinturf’s reputation could be harmed and other material adverse effects on Sprinturf’s business and financial conditions could occur.

Back to Contents

Sprinturf depends in part upon its intellectual property. Failure of Sprinturf to adequately protect its intellectual property could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf’s success depends, in part, upon its intellectual property rights. Sprinturf relies upon a combination of trade secrets, nondisclosure and other contractual arrangements, and copyright and trademark laws to protect its proprietary rights. Sprinturf also has patent protection for its synthetic turf system with an essentially all-rubber infill. Sprinturf enters into confidentiality agreements with its employees and limits access to and distribution of its proprietary information. There can be no assurance that the steps taken by Sprinturf in this respect will be adequate to deter misappropriation of its proprietary information or that Sprinturf will be able to detect unauthorized use and take appropriate steps to enforce its intellectual property rights.

If one of Sprinturf’s competitors is successful in its counterclaim in a litigation brought by Sprinturf claiming that Sprinturf does not have valid patent rights in its 645 patent due to an issue of inventorship, competitors could offer products similar to Sprinturf’s which would increase competition and could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf is currently involved in litigation with Sportexe Construction Services, Inc., a competitor of Sprinturf, and has claimed that Sprotexe is infringing on Sprinturf’s 645 patent. Sportexe has brought a counterclaim in this suit claiming that Sprinturf does not have valid patent rights in the 645 patent due to an issue of inventorship. If Sportexe is successful in its claim, competitors of Sprinturf could offer turf systems using a backing similar to the one covered by the 645 patent without concern of patent infringement which, in turn, would increase competition and could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf is currently involved in litigation with its principal competitors and, from time to time in the ordinary course of business has been involved in disputes with its customers and suppliers. An adverse ruling in either of these cases, continued material litigation expenses or additional litigation with these or other parties could have a material adverse effect on Sprinturf’s business and results of operations.

The industry in which Sprinturf operates is very litigious. Sprinturf is currently involved in two actions with two of its principal competitors, Fieldturf-Tarkett AG and Sportexe Construction Services, Inc. To date, Sprinturf has not suffered a material loss in any litigation matter. However, it has incurred significant legal expenses in the defense and/or prosecution of those matters. In addition, Sprinturf has expended significant time and effort in managing its litigation. An adverse ruling in either of these cases, continued material litigation expenses or additional litigation with Sprinturf’s customers or suppliers could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf intends to expand its business by increasing its penetration in existing, and entering into new, geographic regions. This growth strategy may place a significant strain on its management and resources and Sprinturf may not be able to recruit, train, motivate and retain appropriate personnel and manage its resources effectively, which could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf intends to expand its business by increasing its penetration in existing, and entering into new, geographic areas. This strategy will require it to add additional sales personnel and installation crews throughout the United States. Accordingly, Sprinturf’s future success will depend in large part upon its ability to recruit, train, motivate and retain senior managers, sales and marketing personnel, installation crews and other employees with specific knowledge and expertise in these regions. To manage its growth effectively, Sprinturf will need to continue to develop and improve its operational, financial, accounting and other internal systems. If Sprinturf is unable to recruit and retain appropriate personnel and manage its growth effectively, such inability could have a material adverse effect on Sprinturf’s business and results of operations.

The majority of Sprinturf’s customers are school districts and municipalities, and any reduction in their spending for athletic fields could have a material adverse effect on Sprinturf’s business and results of operations.

The majority of Sprinturf’s revenues are derived from the sale of synthetic turf systems to school districts and municipalities. A reduction in spending for athletic fields or the allocation of resources to uses

Back to Contents

other than installation of athletic fields would reduce demand for Sprinturf’s products, which would have a material adverse effect on Sprinturf’s business and results of operations.

In California, Sprinturf is sometimes awarded no-bid contracts for the sale of its synthetic turf systems to public institutions because of Sprinturf’s participation in the California Multiple Awards Schedule (“CMAS”) buyers program. If Sprinturf were not able to successfully renew its CMAS approved status when it expires in August 2008, it may have a material adverse effect on Sprinturf’s business and results of operations.

In California, Sprinturf has been part of the state’s group buying program, CMAS, since 2004. Under the CMAS program, Sprinturf has pre-negotiated a price per square foot that it is permitted to charge California state and municipal institutions for synthetic turf installations. The institutions can contract with Sprinturf directly on a no bid basis, so long as Sprinturf does not charge a price in excess of the price negotiated with the State of California. For the nine months ended September 30, 2006, approximately 16% of Sprinturf’s revenues were generated from the customers under the CMAS program. Sprinturf is required to re-apply for approved status in CMAS in August 2008. There can be no assurance that Sprinturf will receive acceptance into CMAS in the future or that the prices for synthetic turf installations Sprinturf can receive on a no bid basis will not significantly decrease. If Sprinturf were not able to renew its CMAS approved status in 2008 or if it has to significantly decrease its price to continue participation in CMAS, Sprinturf’s business and results of operations may be materially affected.

Sprinturf has historically earned approximately 50% of its revenues in the third calendar quarter when schools are not using their athletic fields. As a result, Sprinturf’s financial and operational capacity may be constrained in the third calendar quarter which could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf’s business is very seasonal. The seasonality is principally attributable to schools wanting athletic field installations performed in the months when school is not in session. Sprinturf has earned approximately 50% of its revenues during the third calendar quarter. To control the installation process, Sprinturf uses its own full-time turf installation supervisors on every installation. The turf installation supervisors are year round employees of Sprinturf and are not utilized at 100% of capacity during the first, second and fourth calendar quarters. To control costs, Sprinturf tightly manages the number of turf installation supervisors it employs. Sprinturf may not bid on contracts that require installation of its synthetic turf systems in the third calendar quarter because it may not have the capacity to perform the installation of the synthetic turf system. Such potential capacity constraints and inability to generate as much revenues as otherwise possible, may have a material adverse effect on Sprinturf’s business and results of operations.

A majority of Sprinturf’s customers award purchase and installation contracts based primarily on price, particularly those involved in the public bidding process. If Sprinturf has to compete solely on the basis of price, its margins may decline, which will have a material adverse effect on Sprinturf’s business and results of operations.

Pricing is one of the most significant competitive factors in the industry. Pricing is particularly important to those involved in the public bidding process. A significant portion of Sprinturf’s revenues are a result of a competitive public bidding process. While all bidders must meet the bid’s product specifications, many contracts are awarded based primarily on price. If Sprinturf determines to compete primarily on the basis of price, its margins will decrease and it will have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf operates in a highly competitive industry and some of its competitors may have greater resources. The failure to effectively compete could have a material adverse effect on Sprinturf’s business and results of operations.

The synthetic turf athletic field market in which Sprinturf principally operates is highly competitive. Sprinturf competes with other synthetic turf companies. Some of Sprinturf’s competitors in the athletic field market have significantly greater financial, technical and marketing resources than Sprinturf. Sprinturf’s ability to successfully compete depends, in part, upon a number of factors outside its control, including the ability of its competitors to develop new synthetic turf products which are competitive with, or superior to Sprinturf’s products. Sprinturf’s failure to compete successfully with its competitors would have a material adverse effect on Sprinturf’s business and results operations.

Sprinturf is part of an industry that competes based on product advancement. To date, Sprinturf has not expended any significant amounts on research and development of products but rather has collaborated with suppliers to improve its products. If Sprinturf’s suppliers stop collaborating with Sprinturf and Sprinturf is unable to adequately improve its products, Sprinturf’s business and results of operations may be materially affected.

Sprinturf is part of an industry that competes based on product advancement. To date, Sprinturf has not expended any significant amounts on research and development of products but rather has collaborated with suppliers to improve its products. If Sprinturf’s suppliers stop collaborating with Sprinturf, Sprinturf will have to expend significant funds in research and development to continue improving its products to effectively compete in the industry. There can be no assurance that Sprinturf will have sufficient funds to expend on research and development or that it will have access to engineers and technology that will be adequate to improve its products. If Sprinturf is unable to continue improving its products, Sprinturf’s business and results of operations may be materially affected.

Back to Contents

Sprinturf’s success is dependent on the continued service of a few key employees. Any loss of the services of these key employees could have a material adverse effect on Sprinturf’s business and results of operations.

Sprinturf’s success will depend in large part upon the continued services of Messrs. Spector, Julicher and Levine. The loss of the services of one or more of these key employees could have a material adverse effect on Sprinturf. Currently only Mr. Julicher is a party to an employment agreement with the combined company. Mr. Spector has not entered into an employment agreement and there can be no assurances that he and the independent Compensation Committee will be able to negotiate an agreement following the consummation of the merger. In addition, if one or more of Sprinturf’s key employees resigns from Sprinturf to join a competitor, or to form a competing company, the loss of one or more these employee and any resulting loss of existing or potential customers to such competitor could have a material adverse effect on Sprinturf’s business and results of operations. In the event of the loss of any one or more such employees, there can be no assurance that Sprinturf would be able to prevent the unauthorized disclosure or use of its technical knowledge, practices or procedures by such personnel.

All of Sprinturf’s assets are pledged as security for its existing lines of credit. The lender on these facilities may foreclose and sell these assets in an event of default.

All of Sprinturf’s assets are pledged as security for its two existing lines of credit. In the event that Sprinturf defaults under either of those lines of credit, the Lender may foreclose and sell these assets to satisfy Sprinturf’s obligations under the lines of credit. If all of Sprinturf’s assets are sold this could have a material adverse effect on Sprinturf’s ability to continue operations.

In its audit opinion for the combined financial statements as of and for the year ended December 31, 2005, Sprinturf’s independent auditors raised substantial doubt about its ability to continue as a going concern.

Sprinturf’s independent auditors raised substantial doubt about its ability to continue as a going concern due to recurring losses, negative cash flows from operations and working capital deficiencies. As of September 30, 2006, Sprinturf had an accumulated deficit of $5,548,345 and a working capital deficit of $5,415,257. Millstream II believes that upon consummation of the merger, Millstream II’s available cash will be adequate to meet Sprinturf’s needs.

Risk Factors Relating to the Merger

The combined company’s working capital would be reduced if Millstream II stockholders exercise their right to convert their shares into cash. This would reduce combined cash reserves after the merger and may limit the combined company’s ability to implement its growth plan.

Pursuant to Millstream II’s amended and restated certificate of incorporation, holders of shares issued in Millstream II’s initial public offering may vote against the merger and demand that Millstream II convert their shares into a pro rata share of the trust account where a substantial portion of the net proceeds of the initial public offering are held, including all interest earned thereon. Millstream II and Sprinturf will not consummate the merger if holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, exercise these conversion rights. To the extent the merger is consummated and holders have demanded to convert their shares, there will be a corresponding reduction in the amount of funds available to the combined company following the merger. As of November 9, 2006, assuming the merger proposal is adopted, the maximum amount of funds that could be disbursed to the Millstream II stockholders upon exercise of their conversion rights is approximately $5,080,000, or approximately 20% of the funds currently held in the trust account.

Any cash payment upon exercise of the conversion rights will reduce the amount of cash available to the combined company, which may limit its ability to implement any growth strategies.

The combined company’s working capital would be reduced and its ability to implement its growth plan may be limited if Sprinturf is unable to refinance its credit facilities in the amount of $5,100,000 and $2,000,000.

Sprinturf has two credit facilities with the First National Bank of Chester County that mature on December 31, 2006. As of September 30, 2006, Sprinturf had $6,594,082 outstanding on the two credit

Back to Contents

facilities. The bank has agreed to waive Sprinturf’s continuing defaults of certain covenants until the maturity of the credit facilities. Pursuant to the terms of each of these facilities, Sprinturf must receive the lender’s approval prior to any merger, which approval has been received. In the event Sprinturf cannot refinance these loans, Millstream II will cause these loans, including any accrued and unpaid interest, to be repaid in full. Assuming minimum shareholder approval, approximately $10.5 million in cash will be available to the combined company at closing. Accordingly, any cash payment to repay the indebtedness will reduce the amount of cash available to the combined company which may limit its ability to implement its growth strategies.

The combined company’s working capital would be reduced and its ability to implement its growth plan may be limited if Sprinturf is unable to either substitute Sprinturf or the combined company as borrower or refinance an existing credit facility of Mr. and Mrs. Henry Julicher in the principal amount of $2,900,000.

The merger agreement provides that if Millstream II and Sprinturf are unable to either, substitute Sprinturf or the combined company as the borrower under a certain loan in the principal amount of $2,900,000 to Mr. and Mrs. Henry Julicher or refinance the loan, then at the closing Millstream II will cause the loan, including any accrued but unpaid interest, to be repaid in full. Mr. and Mrs. Julicher are not in default under their $2,900,000 loan. Pursuant to the terms of this facility, Sprinturf must receive the lender’s approval prior to any merger, which approval has been received. In the event Sprinturf cannot refinance this loan, Millstream II will cause this loan, including any accrued and unpaid interest, to be repaid in full.

Any cash payment to pay off indebtedness of Mr. and Mrs. Henry Julicher will reduce the amount of cash available to the combined company, which may limit its ability to implement its growth strategies.

A substantial number of the combined company’s shares will become eligible for future resale in the public market after the merger which could result in dilution and an adverse effect on the market price of those shares.

Assuming that none of the Millstream II stockholders exercise their conversion rights, 4,600,000 shares of Millstream II common stock will be available for resale in the public market immediately following the consummation of the merger. In addition, warrants to purchase 9,200,000 shares of common stock issued in connection with the Millstream II initial public offering will become exercisable at the effective time of the merger as described under “Description of the Combined Company’s Securities Following the Merger—Warrants and Purchase Option.” All of the common stock of Millstream II issuable upon exercise of the warrants will be available for resale upon exercise of those warrants. In addition, beginning six months after the effective time of the merger up to 375,000 shares of common stock issuable to the shareholder of Sprinturf will be available for resale in each of the three six-month periods thereafter. All of the shares of common stock received by the shareholder of Sprinturf in the merger will be available for resale two years after the effective time of the merger. Lastly, 1,000,000 shares of Millstream II common stock purchased by its stockholders prior to the initial public offering will be held in escrow until December 17, 2007, at which time they will be released from escrow and be eligible for resale in the public market subject to compliance with applicable law. Sales of substantial numbers of such shares in the public market could adversely affect the market price of such shares and of the warrants.

The warrant agreement governing the Millstream II warrants permits Millstream II to redeem the warrants after they become exercisable, and it is possible that Millstream II could redeem the warrants at a time when a prospectus is not current, resulting in the warrant holder receiving less than the fair value of the warrant or the underlying common stock.

Under section 6 of the warrant agreement governing Millstream II’s outstanding warrants, Millstream II has the right to redeem outstanding warrants, at any time after they become exercisable and prior to their expiration, at the price of $0.01 per warrant, provided that the last sales price of the Millstream II common stock has been at least $8.50 per share on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. Section 6 of the warrant agreement does not require, as a condition to giving notice of redemption, that Millstream II have in effect a current prospectus relating to the common stock issuable upon exercise of the warrants. Thus, it is possible that Millstream II could issue a notice of redemption of the warrants at a time when holders of the warrants were unable to exercise their warrants and thereafter immediately resell the underlying common stock under a

Back to Contents

current prospectus. Under such circumstances, rather than face redemption at a nominal price per warrant, warrant holders could be forced to sell the warrants or the underlying common stock for less than fair value.

The combined company will be controlled by a few principal stockholders who will be able to exercise significant influence over the combined company’s business and affairs.

Upon completion of the merger, two stockholders, Margit Julicher and Arthur Spector, will beneficially own approximately 26.7% of the common shares. In addition, these two stockholders have entered into a corporate governance agreement pursuant to which they each agreed to vote their respective shares in favor of the director nominees proposed by the other and to vote against any nominee proposed in opposition to each other’s nominees for a period of five years As a result, such stockholders collectively will be able to influence control over the Company’s business and affairs by virtue of their voting power with respect to the election of directors.

If Millstream II is unable to receive a listing of its securities on Nasdaq or another national securities exchange, then it may be more difficult for its stockholders to sell their securities.

Shares of Millstream II common stock, warrants and units are currently traded in the over-the-counter market and quoted on the OTCBB. Millstream II has applied to have the common stock, warrants and units included in The Nasdaq Stock Market upon consummation of the merger. The listing of the Millstream II common stock, warrants and units on The Nasdaq Stock Market or another national securities exchange is not a condition to the merger and the possible quotation of Millstream II’s securities on a national securities exchange is uncertain. If Millstream II is unable to receive a listing or approval of trading of its securities on Nasdaq or another national securities exchange, then it may be more difficult for its stockholders to sell their securities.

Millstream II’s Board of Directors used financial projections prepared by Sprinturf’s management and Millstream II’s consultant, Renthon LLC, in connection with its valuation of Sprinturf’s business. If these financial projections are not met or later prove to be unreasonable, there is a risk that the Board of Directors did not properly value Sprinturf’s business.

At the time Millstream II’s Board of Directors approved the merger agreement, and determined that the merger was fair and in the best interest of the Millstream II stockholders and that the fair market value of the Sprinturf assets is at least 80% of Millstream II’s net assets, it relied, among other things, on financial projections prepared by Sprinturf’s management and Millstream II’s consultant, Renthon LLC, in making its determination. The financial projections are based on assumptions that are inherently subject to significant economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond Millstream II’s and Sprinturf’s control. There can be no assurances that the financial projections will be realized or that they will not later prove to be unreasonable. In the event the projections are not met or are later determined to be unreasonable, there is a risk that the Board of Directors did not properly value Sprinturf’s business.

Millstream II’s executive officer and directors have interests in the merger that are different from yours because if the merger is not approved then the shares held by them may become worthless.

Millstream II’s executive officer and directors are not entitled to receive any of the net proceeds of Millstream II’s initial public offering held in trust that may be distributed upon dissolution and liquidation of Millstream II. Therefore, if the merger is not approved, the shares of common stock held by Millstream II’s executive officer and directors may be worthless. Additionally, the transactions contemplated by the merger agreement provide that Arthur Spector, currently Chairman of the Board of Directors, Chief Executive Officer and President of Millstream II, will remain the Chief Executive Officer of the combined company and shall have the right to include in Millstream II’s proxy statement four nominees to the Board for a period of five years after the merger.The Millstream II Board was aware of these agreements and arrangements during its deliberations on the merits of the merger and in determining to recommend to the stockholders of Millstream II that they vote for the proposal to adopt the merger agreement. In considering the recommendation of the Board of Directors of Millstream II to vote for the proposal to adopt the merger agreement, you should be aware that these agreements or arrangements provide them with interests in the merger that differ from, or are in addition to, those of Millstream II stockholders generally.

Back to Contents

If the conversion price remains below the trading price of Millstream II’s common stock, the merger may not be approved and investors in Millstream II’s initial public offering may receive less than the amount originally invested upon dissolution and liquidation.

The conversion price of the Millstream II common stock is currently $5.52, which price is above the trading price of Millstream II’s common stock and below the purchase price paid for the units in Millstream II’s initial public offering. If the trading price remains below the conversion price, stockholders may determine that it is in their best interest to vote against the merger and exercise their conversion rights, in which case, the merger will not be approved and stockholders will have to wait for the approval of the plan of dissolution and liquidation to liquidate their investment in the Millstream II common stock, which may take some time. If Millstream II is dissolved and liquidated, investors in Millstream II’s initial public offering may not receive distributions equal to the amount of their original investment in Millstream II.

If Millstream II does not consummate the business combination with Sprinturf by December 23, 2006 and is forced to dissolve and liquidate, payments from the trust account to its public stockholders may be delayed.

If Millstream II does not consummate the merger with Sprinturf by December 23, 2006, Millstream II’s board would adopt a specific plan of dissolution and liquidation pursuant to the provisions of the Delaware General Corporation Law. Pursuant to the terms of Millstream II’s certificate of incorporation, only holders of shares issued in its initial public offering will be entitled to receive liquidating distributions following dissolution. Shares issued to Millstream II’s initial stockholders prior to the initial public offering will not be entitled to receive any liquidating distributions. The plan of dissolution would be submitted to stockholders for approval. The submission of the plan for approval by the stockholders would require the filing of a proxy statement with the SEC. Depending on whether the SEC decided to review the proxy statement (over which Millstream II has no control and cannot predict), the process from the adoption of the plan of dissolution and liquidation by the board until completion of the plan and distribution of funds to the stockholders may take up to two to four months or possibly even longer.

Millstream II expects that all costs associated with the implementation and completion of a plan of dissolution and liquidation (currently anticipated to be approximately between $50,000 and $75,000) will be funded by any remaining net assets not held in the trust account, although it cannot be sure that there will be sufficient funds for such purpose. If such funds are insufficient, Millstream II anticipates that assets held in the trust account will be used to pay for the expenses of such dissolution and liquidation.

Millstream II may not liquidate the trust account unless and until its stockholders approve a plan of dissolution and liquidation. Accordingly, the foregoing procedures may result in substantial delays in its liquidation and the distribution to its public stockholders of the funds in the trust account and any remaining net assets as part of a plan of dissolution and liquidation.

Millstream II’s stockholders may be held liable for claims by third parties against it to the extent of distributions received by them.

If Millstream II is unable to complete the merger with Sprinturf by December 23, 2006, it will dissolve and liquidate pursuant to Section 275 of the Delaware General Corporation Law. Under Sections 280 through 282 of the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them at dissolution. Pursuant to Section 280, if the corporation complies with certain procedures intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Although Millstream II will seek stockholder approval to liquidate the trust account to its public stockholders as part of its plan of dissolution and liquidation, it will, as required by its certificate of incorporation, seek to conclude this process as soon as possible and, as a result, does not intend to comply with the procedures set forth in Section 280. Accordingly, Millstream II’s stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any liability of Millstream II’s stockholders would extend beyond the third anniversary of such dissolution. Arthur Spector, Millstream II’s Chairman of the Board, Chief Executive Officer and President has agreed to indemnify Millstream II for losses it may suffer to the extent that the proceeds in the trust account are reduced by the claims of various vendors that are owed money by Millstream II for services rendered or products sold to it. There is no assurance, however, that he would be able to satisfy those obligations.

Back to Contents

Additionally, if Millstream II is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against Millstream II which is not dismissed, any distributions received by stockholders in a dissolution could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Millstream II’s stockholders in a dissolution.

There are insufficient funds held outside the trust to cover the expenses currently outstanding. Funds in the trust may be used to cover Millstream II’s accounts payable and accrued expenses, which may reduce the amount available to stockholders in a liquidation.

As of November 14, 2006, Millstream II had $101,172 of available cash outside of the trust account and had accounts payable and accrued expenses of approximately $515,935. The funds outside the trust are insufficient to cover Millstream II’s current accounts payable and accrued expenses. Except for accrued liabilities for Delaware franchise tax and Federal income tax of $64,000, Millstream II currently believes all of the accounts payable and accrued expenses reflected on Millstream II’s balance sheet would be considered vendor claims for purposes of the indemnification provided by Mr. Arthur Spector. Millstream II would be required to make a claim for indemnification against Mr. Spector to cover these costs. The trust assets will be reduced to the extent of the Delaware franchise tax and the Federal income tax amounts due. There can be no assurances that Mr. Spector will be able to satisfy his indemnification obligations. If Mr. Spector is unable to satisfy his obligations under the indemnification agreement, the trust fund will be reduced by the amount of these accounts payable and accrued expenses and stockholders will receive less in the liquidation of Millstream II.

If the merger does not qualify as a reorganization under Section 368 of the Code, Sprinturf will be treated as having sold its assets in a taxable transaction in exchange for the merger consideration (plus assumed liabilities) and the com bined company will be responsible for paying any corporate tax due as a result of the transaction.

Millstream II and Sprinturf intend the merger to qualify as a reorganization under Section 368(a)(2)(D) of the Code. Each of Millstream II, Merger Sub, Sprinturf, and their affiliates will use reasonable efforts to cause the merger to so qualify. If the merger does not qualify as a reorganization under Section 368(a) of the Code, Sprinturf would be treated as having sold its assets in exchange for the merger consideration (plus assumed liabilities) in a taxable transaction and would owe a corporate income tax on the gain thus realized. The status of Sprinturf as an “S” corporation for federal income tax purposes under the Code will terminate at the end of the day before the merger, so that Sprinturf would not be able to avoid this corporate level tax on the basis of such status. Merger Sub, as the corporate successor to Sprinturf, would be liable for this income tax. If the value of the Millstream II common stock received as merger consideration by the shareholder of Sprinturf is less than 40% of the total value of the merger consideration (both stock and cash), then the merger may not qualify as a reorganization. If the value of a share of Millstream II common stock on the business day following the effective time of the merger is more than $4.84, it is expected that the value of the Millstream II common stock received as merger consideration will be in excess of such 40% threshold.

Back to Contents

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to the Millstream II stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Millstream II or Sprinturf in such forward-looking statements, including among other things:

•	the number and percentage of Millstream II stockholders voting against the merger proposal;

•	changing interpretations of generally accepted accounting principles;

•	the amount of cash available to the combined company after the merger;

•	Sprinturf’s business strategy;

•	outcomes of litigation to which Sprinturf is a party;

•	legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Sprinturf is engaged;

•	fluctuations in customer demand;

•	management of rapid growth;

•	the intensity of competition from other developers, marketers and installers of synthetic turf systems;

•	the expiration of any of Sprinturf’s patents;

•	reduction in school district and/or municipal government spending for athletic fields;

•	changes in the bid/award process for government contracts;

•	timing approval and market acceptance of new products introduction;

•	general economic conditions; and

•	geopolitical events.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of Millstream II, Sprinturf or any other person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Millstream II and Sprinturf undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the merger agreement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on the business, financial condition or results of operations of Millstream II, Sprinturf or the combined company.

Back to Contents

THE MILLSTREAM II SPECIAL MEETING

Millstream II Special Meeting

We are furnishing this proxy statement to you as part of the solicitation of proxies by the Millstream II Board of Directors for use at the special meeting in connection with the proposed merger. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

We will hold the special meeting at ________, eastern time, on ____________, 2006, at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087, to vote on the proposal to adopt the merger agreement, the amendment and restatement of Millstream II’s certificate of incorporation and the long-term incentive plan.

Purpose of the Special Meeting

At the special meeting, we are asking holders of Millstream II common stock to:

•	adopt the merger agreement;

•	adopt the amendment and restatement of Millstream II’s certificate of incorporation;

•	adopt the long-term incentive plan; and

•	adopt the adjournment proposal.

The Millstream II Board of Directors:

•
has unanimously determined that the merger agreement, the amendment and restatement of Millstream II’s certificate of incorporation, the long-term incentive plan and the adjournment proposals are each fair to and in the best interests of Millstream II and its stockholders;

•	has unanimously determined that the fair market value of Sprinturf is at least 80% of the net assets of Millstream II;

•	has unanimously approved and declared advisable the merger, the amendment, the long-term incentive plan and the adjournment proposals;

•	unanimously recommends that Millstream II common stockholders vote “FOR” the proposal to adopt the merger agreement; and

•	unanimously recommends that Millstream II common stockholders vote “FOR” the amendment proposal, the long-term incentive plan proposal and the adjournment proposal.

In making its determination with respect to the merger agreement, the Board of Directors did not obtain a fairness opinion.

Record Date; Who is Entitled to Vote

The “record date” for the special meeting is November 27, 2006. Record holders of Millstream II common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were ______________ outstanding shares of Millstream II common stock.

Each share of Millstream II common stock is entitled to one vote per share at the special meeting.

Pursuant to letter agreements with Millstream II, 1,000,000 shares of Millstream II common stock held by stockholders who purchased their shares of common stock prior to the initial public offering will be voted in accordance with the majority of the votes cast at the special meeting.

Millstream II’s issued and outstanding warrants do not have voting rights and record holders of Millstream II warrants will not be entitled to vote at the special meeting.

Back to Contents

Voting Your Shares

Each share of Millstream II common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Millstream II common stock that you own.

There are three ways to vote your shares of Millstream II common stock at the special meeting:

•
You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Millstream II Board “FOR” the adoption of the merger proposal, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal.

•
You can vote by telephone or on the Internet by following the telephone or Internet voting instructions that are included with your proxy card if your shares are held in the name of your broker, bank or another nominee. If you vote by telephone or by the Internet, you should not return the proxy card.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF MILLSTREAM II COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE MERGER PROPOSAL, THE AMENDMENT PROPOSAL, THE LONG-TERM INCENTIVE PLAN PROPOSAL AND THE ADJOURNMENT PROPOSAL, BUT WILL NOT HAVE THE EFFECT OF A DEMAND OF CONVERSION OF YOUR SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE PROCEEDS OF MILLSTREAM II’S INITIAL PUBLIC OFFERING ARE HELD.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Millstream II common stock, you may call Arthur Spector, Millstream II’s Chairman, Chief Executive Officer and President, at (610) 293-2511.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the merger proposal, the amendment proposal, the long-term incentive plan proposal and adjournment proposal. Under Millstream II’s by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may notify Arthur Spector, Millstream II’s Chairman, Chief Executive Officer and President, in writing before the special meeting that you have revoked your proxy; and

•	You may attend the special meeting, revoke your proxy, and vote in person.

Back to Contents

Vote Required

The adoption of the merger agreement and the transactions contemplated by the merger agreement will require the affirmative vote of the holders of a majority of the shares of Millstream II common stock outstanding on the record date.

The adoption of the second amendment and restatement of Millstream II’s certificate of incorporation will require the affirmative vote of the holder of a majority of the shares of Millstream II common stock outstanding on the record date.

The adoption of the long-term incentive plan will require the affirmative vote of the holders of a majority of the shares of Millstream II common stock outstanding on the record date.

The adoption of the adjournment proposal will require the affirmative vote of the holders of a majority of the shares of Millstream II common stock outstanding on the record date.

If you abstain from voting or do not vote, either in person or by proxy or by voting instruction, it will have the same effect as a vote against the adoption of the merger proposal, but not as a demand of conversion of your shares into a pro rata portion of the trust account in which a substantial portion of the proceeds of Millstream II’s initial public offering are held.

Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposals to adopt the merger agreement, the amendment and restatement of the Millstream II certificate of incorporation or the long-term incentive plan. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions or broker non-votes have the same effect as a vote “against” the merger proposal (but not as a demand of conversion of your shares into a pro rata portion of the trust account in which a substantial portion of the proceeds of Millstream II’s initial public offering are held), the amendment proposal, the long-term incentive plan proposal and the adjournment proposal.

Conversion Rights

Any stockholder of Millstream II holding shares of common stock issued in Millstream II’s initial public offering who votes against the merger proposal may, at the same time, demand that Millstream II convert his/her shares into a pro rata portion of the trust account. If so demanded, and if the merger is consummated, Millstream II will convert these shares into a pro rata portion of funds held in a trust account, which consist of the $23,736,000 of net proceeds from the initial public offering deposited into the trust account plus interest earned thereon. If the holders of 920,000 or more shares of common stock issued in Millstream II’s initial public offering, an amount equal to 20% or more of these shares, vote against the merger and demand conversion of their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held, Millstream II will not consummate the merger. If you exercise your conversion rights, then you will be exchanging your shares of Millstream II common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to the combined company. The closing price of Millstream II’s common stock on November 10, 2006 was $5.43 and the amount of cash held in the trust account on that date was approximately $25,405,000. If a Millstream II stockholder would have elected to exercise his/her conversion rights on such date then he/ she would have been entitled to receive approximately $5.52 per share, which price is currently higher than the trading price of Millstream II’s common stock. Prior to exercising conversion rights, Millstream II stockholders should verify the market price of Millstream II’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price.

Back to Contents

Solicitation Costs

Millstream II is soliciting proxies on behalf of the Millstream II Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. Millstream II and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. In addition, the directors and officers of Sprinturf are soliciting proxies and may solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this.

Millstream II has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. If Millstream II hires a firm to assist in the proxy solicitation process, it intends to pay all fees and expenses related to the retention of any proxy solicitation firm from its available proceeds held outside the trust account and Millstream II intends to receive an agreement from any such firm that it will not seek its fees from the trust fund assets.

Millstream II will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Millstream II will reimburse them for their reasonable expenses.

Stock Ownership

At the close of business on the record date, Arthur Spector, the Castlecomb Family Trust, Robert E. Keith, Jr., Don K. Rice and Dr. Heinz Schimmelbusch beneficially owned and were entitled to vote 1,000,000 shares of Millstream II common stock, or approximately 17.9% of the then outstanding shares of Millstream II common stock, which includes all of the shares held by the directors and executive officers of Millstream II and their affiliates. These shares have a market value of $5,430,000 based on Millstream II’s common stock price of $5.43 per share as of November 10, 2006. Those persons, who were stockholders of Millstream II prior to its initial public offering of securities, have agreed pursuant to letter agreements with Millstream II to vote their shares in accordance with the majority of the votes cast by the holders of shares issued in connection with Millstream II’s initial public offering. Mr. Spector is currently Chairman of the Board of Directors, Chief Executive Officer and President of Millstream II. Dr. Schimmelbusch and Messrs. Spector, Rice and Keith are directors of Millstream II. On the record date, directors and executive officers of Millstream II and their affiliates beneficially owned and were entitled to vote 1,000,000 shares of Millstream II’s common stock. The total of these shares represented approximately 17.9% of Millstream II’s common stock. Based upon information contained in public filings, as of the record date, other than the directors and officers of Millstream II and their respective affiliates, the following stockholders beneficially owned greater than five percent of Millstream II’s issued and outstanding common stock:

•	Sapling, LLC, a Delaware limited liability company, beneficially owns 5.8% of the Millstream II common stock; and

•	Millenco, L.P., a Delaware limited partnership, beneficially owns 5.5% of Millstream II common stock.

Back to Contents

THE MERGER

The discussion in this proxy statement of the merger and the principal terms of the merger agreement dated as of August 11, 2006, by and among Millstream II, Merger Sub, a wholly owned subsidiary of Millstream II, and Sprinturf is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Merger

Pursuant to the merger agreement, Sprinturf will merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Millstream II, and the separate corporate existence of Sprinturf shall cease. Merger Sub will be renamed Specialty Surfaces Corporation and Millstream II will be renamed Sprinturf Corporation after completion but not as a result of the merger. We refer to Millstream II, after giving effect to completion of the merger, as the combined company. As a result of the merger, the former shareholder of Sprinturf will own at least 42.66% of the outstanding shares of the combined company’s common stock.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Millstream II and Sprinturf. The following is a discussion of the background of these negotiations, the merger and related transactions.

Millstream II was formed on September 24, 2004 to serve as a vehicle to accomplish a business combination with an unidentified operating business with significant growth potential. Millstream II completed an initial public offering on December 23, 2004, in which it raised net proceeds of approximately $24,691,000. Approximately $23,736,000 of these net proceeds were placed in a trust account immediately following the initial public offering and, in accordance with Millstream II’s amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of Millstream II. Subsequent to its initial public offering, Millstream II’s officers and directors commenced an active search for a prospective operating business. Millstream II must liquidate unless it has consummated a business combination by December 23, 2006. As of November 9, 2006, approximately $25,405,000 was held in deposit in the trust account.

During the period from December 2004 through June 2006, Millstream II evaluated more than thirty prospective target businesses. Millstream II was introduced to the prospective business targets through the professional network of Mr. Arthur Spector and other members of Millstream II’s Board of Directors, investment bankers and other financial intermediaries that solicited Millstream II. In December 2004, Millstream II hired Renthon LLC as a financial consultant to help it analyze and perform financial, operational and market due diligence on prospective target businesses. Renthon LLC was not responsible for identifying a target business for Millstream II. Renthon LLC is a financial consulting firm that performs financial, operational and market due diligence and other financial services. Millstream II and Renthon LLC do not have a written agreement detailing the services to be provided by Renthon LLC or the compensation to be paid to Renthon LLC. Renthon LLC received an initial cash payment of $50,000 for its services in January 2006. Millstream II has agreed to pay Renthon LLC an additional cash payment of up to $150,000 and issue Renthon LLC warrants to purchase 100,000 shares of Millstream II common stock, identical to the warrants issued in Millstream II’s initial public offering, upon consummation of a business combination. In the event that a business combination does not occur, Millstream II will be unable to issue Renthon LLC warrants to purchase 100,000 shares of Millstream II common stock, identical to the warrants issued in Millstream II’s initial public offering. Renthon LLC expects to be paid $150,000 whether or not a business combination is consummated.

Renthon has performed market and industry due diligence, met with and interviewed prospective target businesses’ management, created financial and operational business models, evaluated target businesses’

Back to Contents

strategies, drafted Board of Director presentations, and assisted in the drafting of merger agreements and the filing of required SEC documents.

In August 2005, Millstream II entered into a preliminary letter of intent with one of these companies, which included specified levels of merger consideration. The recipient agreed to this preliminary letter of intent, subject to due diligence. Millstream II and its consultants, Renthon LLC, conducted financial and operational due diligence on that company. During that due diligence period, Millstream II and its consultants identified certain unfavorable financial and operational issues that caused Millstream II to withdraw from the preliminary letter of intent. The proposal was not presented to the Millstream II Board of Directors for consideration. Millstream II incurred approximately $114,000 in due diligence costs in connection with the evaluation of this prospective target.

Throughout the course of Millstream II’s discussions and negotiations with other targets, various issues arose with the companies being considered, including an inability to agree on valuation, unfavorable issues identified in the due diligence process, lack of anticipated growth of the target company’s business and perceived issues with the overall structure of the transaction, as well as accounting and regulatory issues. Accordingly, although several of the opportunities were discussed with the Board of Directors, none of them proved to be a satisfactory candidate for a merger and no proposals were submitted to the Millstream II Board for formal consideration and approval other than with respect to the Sprinturf merger.

Millstream II also entered into substantial discussions with other companies. Millstream II and Renthon LLC met with the management team or members of the board of directors of the prospective target businesses on multiple occasions, visited company sites, performed industry due diligence and calculated valuation ranges. Millstream II entered into five letters of intent in respect to a business combination, which included specified levels of merger consideration. Millstream II continued negotiations with these companies, but it was not able to reach a definitive merger agreement with four of these companies and the proposals were not presented to its Board of Directors for consideration. Mr. Spector had informal discussions with each Board member in regard to several of these companies, but Millstream II declined to pursue the opportunity further.

From time to time during 2005, Mr. Spector had been in contact with Mr. Warren Musser regarding Millstream II’s interest in a business combination. Mr. Musser has known Mr. Spector personally and professionally for over 15 years but no current business or other contractual relationship exists between them. Mr. Michael Carter, who works with Mr. Musser, has known Mr. Spector professionally since approximately 1997, but no business or contractual relationship exists between them. Mr. Spector met with Messrs. Musser and Carter, in December 2005 to discuss Millstream II’s objectives. On June 5, 2006, again Arthur Spector met with Messrs. Musser and Carter to discuss Millstream II. On that date, Messrs. Musser, Carter and Spector discussed the Sprinturf opportunity and the possibility of a business combination between Sprinturf and Millstream II. Sprinturf was an existing consulting client of Messrs. Musser and Carter. Later that same day, Messrs. Musser and Carter spoke to Mr. Julicher, the founder of Sprinturf, and described their meeting with Mr. Spector and discussed the possibility of a business combination with Millstream II. Mr. Julicher decided that a further meeting with Mr. Spector was appropriate given the Millstream II opportunity and the fact that Mr. Julicher and Mr. Spector had met approximately eight years ago when one of Mr. Julicher’s companies had resurfaced a tennis court owned by Mr. Spector. Despite that prior acquaintance, neither Mr. Spector nor any of Millstream II’s other directors knew of Sprinturf or was aware that Sprinturf’s owners were interested in some type of business combination before the meeting on June 5, 2006. Furthermore, there had been no contact of any type between Mr. Julicher and Mr. Spector between the filing of the Form S-1 for Millstream II and June 5, 2006.

Following the meeting between Messrs. Musser, Carter and Spector, Millstream II and Renthon LLC, began to accumulate significant publicly available information on Sprinturf and the synthetic turf athletic field market, including information about the history of the market, competitors, different products and related services and related press releases and news articles. Mr. Spector and his consultants continued to gather, review and evaluate due diligence information.

On June 6, 2006, Messrs. Musser and Carter arranged for Mr. Spector and Renthon LLC to meet with Sprinturf representatives including Mr. Julicher, Mr. Elliott Levine, president and chief operating officer, and

Back to Contents

Mr. Robert Thomson, chief financial officer. Renthon LLC met with Messrs. Julicher, Levine and Thomson on June 7, 2006 at Sprinturf’s office. Mr. Spector participated in these meetings via telephone. Mr. Spector described Millstream II to Messrs. Julicher, Levine and Thomson, and his desire to explore a possible transaction with Sprinturf. Messrs. Julicher, Levine and Thomson described Sprinturf and its business to Mr. Spector. Mr. Spector and Messrs. Julicher, Levine and Thomson also discussed broadly and on a preliminary basis the terms and structure of a potential transaction involving Millstream II and Sprinturf. Mr. Julicher expressed his view on valuation and structure (i.e. cash, shares and an earn-out). Since Millstream II had not prepared a valuation analysis at this stage, Mr. Spector expressed general comments on structure and did not negotiate valuation. Mr. Spector also received an overview from Mr. Julicher and Sprinturf’s management of Sprinturf’s business, market focus, customers and financial performance. A substantial amount of information was exchanged between the two companies for their review, prior to further discussion of a business combination. At the conclusion of the meeting, Mr. Spector and Mr. Julicher agreed to meet again to continue discussing a possible business combination and to continue to exchange financial, legal and operational due diligence information.

Millstream II conducted a detailed review of information, which included Sprinturf’s historical financial statements, management forecasts, year to date financial results, synthetic turf market studies, legal and operational organization structures.

Millstream II and Renthon LLC had numerous phone conversations with Mr. Julicher and his consultants, Messrs. Musser and Carter, regarding a draft letter of intent. In multiple meetings with Sprinturf and Messrs. Musser and Carter, from June 7 to June 9, Millstream II negotiated the structure and consideration for the letter of intent. During this time, initial valuation analyses were prepared using Sprinturf’s management projections, projections prepared by Renthon LLC and comparable company analysis.

On June 9, 2006, Millstream II entered into a letter of intent with Sprinturf and commenced negotiation of a definitive merger agreement. The consideration agreed upon was 4,166,667 shares of Millstream II common stock and a minimum of $10,000,000 in cash for 100% of the stock of Sprinturf. If the market value of the Millstream II common stock received by Mrs. Julicher is less than $25,000,000, or $6.00 per share, as of the business day immediately following the closing date of the transaction, then the cash portion of the consideration will be adjusted to make up the shortfall. Following the negotiations leading to the letter of intent, and thereafter through the negotiations regarding the merger agreement, the officers and directors of Millstream II, together with Renthon LLC continued to refine their valuation analyses of Sprinturf, including public company comparables. Renthon LLC and counsel for Millstream II did not participate in the determination of the consideration to be paid by Millstream II in the merger. Neither Mr. Musser nor Mr. Carter will receive a finder’s fee for introducing any of the parties. Mr. Musser or his designee are entitled to receive a consulting fee in the amount of approximately $1,200,000 in consideration for the services he rendered and directed, which include the consulting services rendered by Mr. Carter. Mr. Carter will not receive a separate consulting fee. Messrs. Musser and Carter have provided extensive general strategic, management, and marketing advice, including significant time assisting management in its evaluation of financing and possible growth and exit opportunities. The services also included providing on-going strategic advice to assist Mr. Julicher with day-to-day business management. Messrs. Musser and Carter have spent over 2,000 hours providing such consulting services and, by way of example, fielded several hundred phone calls from Mr. Julicher and his other management team members in relation to providing these services. As part of the services, advice and counsel was provided to management on the merger transaction. The consulting agreement pursuant to which Messrs. Musser and Carter provided services reflects the understanding of the parties that a financing or sale transaction would provide the necessary funds to enable Sprinturf to pay the fee due to Mr. Musser. Since the merger transaction is a financing that enables Sprinturf to be in such a position, Mr. Musser will be paid if and when such transaction closes.

Within days of executing the letter of intent, Millstream II delivered to Sprinturf a due diligence request list including additional legal, financial and operational information to be delivered. Simultaneously, Millstream II worked with its counsel to prepare a first draft of the merger agreement. On June 13, 2006, Millstream II held an organizational conference call with all members of Millstream II’s and Sprinturf’s due diligence teams. Two days later, on June 15, the first due diligence meeting was held at Sprinturf’s office.

Back to Contents

Topics covered included a detailed description of the business, meetings with both senior and junior level management, product and market description and analysis, litigation, intellectual property and competition.

An additional meeting was held in Sprinturf’s offices on June 19, 2006 among Mr. Spector, Mr. Julicher and their respective consultants. On June 20, 2006, Mr. Spector and Millstream II’s consultants, traveled to see certain of Sprinturf’s installed synthetic athletic fields, discussing their appearance, durability and performance with various players participating in events on those fields. During late June and early July, Renthon LLC held meetings with personnel from all levels of Sprinturf’s organization. These due diligence meetings were held in Sprinturf’s office for the purpose of gaining further insight into the business, sales and marketing and operations.

In mid-July, Millstream II delivered the first draft of the merger agreement to Sprinturf, which resulted in additional discussions and negotiations of various aspects of the proposed business combination. Succeeding drafts of the transaction documents were prepared in response to comments and suggestions of the parties and their counsel, with management and counsel for both companies engaging in numerous telephonic conferences, due diligence meetings and negotiating sessions. During this time Millstream II and Renthon LLC reviewed the audited financial statements, met with Sprinturf’s auditors to discuss historical financial statements, conducted installation site visits, contacted customers and industry consultants and met with management. Included in the various transaction documents were an Indemnification and Escrow Agreement, Governance Agreement, Registration Rights Agreement and an Employment Agreement for Mr. Julicher.

On July 27, 2006, Millstream II held a formal meeting of its Board of Directors to discuss the proposed business combination with Sprinturf. Messrs. Spector, Keith, Rice, and Schimmelbusch were present at the meeting. This constituted all of the Millstream II directors. Prior to the meeting, copies of the most recent drafts of the transaction documents were delivered to the directors in connection with their consideration of the proposed business combination with Sprinturf, including the Agreement and Plan of Merger, Indemnification and Escrow Agreement, Governance Agreement, Registration Rights Agreement and an Employment Agreement for Mr. Julicher. A due diligence presentation regarding Sprinturf’s business was made by Renthon LLC, on matters relating to the financial, market and operations of Sprinturf. Millstream II’s Board of Directors asked numerous questions of Renthon LLC, who were present only during their presentation. The Board also discussed the proposed long-term incentive stock option plan.

On July 27, 2006, Millstream II’s Board of Directors reviewed and unanimously approved the merger and related transactions. While no one factor determined the final agreed upon consideration, the amount and structure of consideration to be paid by Millstream II was determined based on several factors including valuation analyses, maintaining a sufficient amount of cash in the company to execute Sprinturf’s business plan and a formula to ensure the shareholder of Sprinturf received a minimum value of consideration independent of the share price at closing. Throughout the negotiation process and prior to its approval of the merger on July 27, 2006, Millstream II’s Board of Directors continued to review relevant valuation materials in order to remain fully informed. During its negotiations with Sprinturf, Millstream II did not receive services from any financial advisor.

On August 11, 2006, Millstream II and Sprinturf entered into the merger agreement and related agreements, and publicly announced their agreement on August 14, 2006 through a joint press release.

During late September and into October, Mr. Spector and Renthon LLC continued to monitor Sprinturf’s operational and financial performance. During this time, it became evident to Mr. Spector and Renthon LLC that Sprinturf’s results for the third quarter of 2006 were less than expected. Mr. Spector and Renthon LLC then investigated the shortfall in earnings compared to management’s projections. The shortfall was primarily a result of an unusually high number of scheduled installations being delayed into future periods (no contracts were cancelled) and liquidity constraints that led to inefficiencies in operations and increased installation expenses.

Based on these investigations, the Millstream II Board of Directors believes that Sprinturf’s results for the next fiscal year ending December 31, 2007, will not be significantly different from the original Sprinturf management projections, as the 2006 results were primarily impacted by one-time events.

Back to Contents

Nevertheless, Mr. Spector insisted the seller substantially reduce the merger consideration. During the first two weeks of November, Mr. Spector and the seller renegotiated the merger consideration for Sprinturf, agreeing to substantially reduce the proceeds received by Mrs. Julicher at closing. Mrs. Julicher may recover a portion of the purchase price reduction over a two year period only if Sprinturf achieves certain financial metrics. A portion of the reduction of the sales price equal to 666,667 shares may not be earned back.

On November 12, 2006, Millstream II’s Board of Directors reviewed and unanimously approved an amendment to the merger agreement. Under the terms of the amendment, Mrs. Julicher will receive $8.0 million in cash and 1.5 million shares of Millstream II common stock at closing. Mrs. Julicher will have the ability to earn an additional $2.0 million in cash and 2.0 million shares of Millstream II common stock over the next two years if Sprinturf achieves certain financial metrics. Mrs. Julicher will begin to earn the additional consideration once EBITDA, defined as operating income plus depreciation and amortization adjusted for certain additional items, is at least $4.6 million for the year ending December 31, 2007. Mrs. Julicher will earn the additional consideration ratably between $4.6 million and $6.0 million in EBITDA. If Mrs. Julicher does not earn all the consideration in 2007, she can earn the consideration for the fiscal year ending December 31, 2008 once EBITDA is in excess of $6.5 million. Mrs. Julicher will earn the additional consideration ratably between $6.5 million and $8.5 million in EBITDA. In the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than 40% of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock.

In determining the purchase price to offer Mrs. Julicher in the amended merger agreement, the Millstream II Board of Directors reviewed the updated Sprinturf September 30, 2006 financial statements and reconsidered all aspects of the proposed transaction. The Millstream II Board of Directors analyzed the reasons for the lower year-to-date financial results, reviewed the management projections for 2007 and discussed how the market would accept the lower valuation of Sprinturf.

On November 15, 2006, Millstream II and Sprinturf entered into amendment no. 1 to the merger agreement.

Millstream II’s decision to enter into a transaction with Sprinturf and not other prospective target businesses was based on its belief that a business combination with Sprinturf would be in the best interest of the investors because, in total, Sprinturf has better growth prospects, a better track record of revenue growth, a clearer business plan and a stronger management team than other prospective target businesses with which Millstream II was able to enter into a letter of intent.

Interest of Millstream II Directors and Officer in the Merger

In considering the recommendation of the Board of Directors of Millstream II to vote for the proposals to adopt the merger, the amendment, the long-term incentive plan and the adjournment proposal, you should be aware that certain members of the Millstream II Board have agreements or arrangements that provide them with interests in the merger that differ from, or are in addition to, those of Millstream II stockholders generally. In particular:

•
if the merger is not approved, Millstream II will be required to liquidate, and the shares of common stock held by Millstream II’s executive and directors may be worthless because Millstream II’s executive and directors are not entitled to receive any of the net proceeds of Millstream II’s initial public offering that may be distributed upon dissolution and liquidation of Millstream II. Millstream II’s executive and directors and their affiliates own a total 1,000,000 shares of Millstream II common stock that have a market value of $5,430,000 based on Millstream II’s share price of $5.43 as of November 10, 2006. However, as Millstream II’s executive officer and directors are contractually prohibited from selling their shares prior to December 23, 2007, during which time the value of the shares may increase or decrease, it is impossible to determine what the financial impact of the merger will be on Millstream II’s officer and directors; and

•
the transactions contemplated by the merger agreement provide that Arthur Spector, currently Chairman of the Board of Directors, Chief Executive Officer and President of Millstream II shall remain as the Chief Executive Officer of the combined company and shall have the right to include in the combined company proxy statement four nominees to the Board for a period of five years after the merger.

Back to Contents

The Millstream II Board of Directors was aware of these agreements and arrangements during its deliberations on the merits of the merger and in determining to recommend to the stockholders of Millstream II that they vote for the adoption of the merger proposal.

Millstream II’s Reasons for the Merger and Recommendation of the Millstream II Board

The Millstream II Board of Directors has concluded that the merger with Sprinturf is in the best interests of Millstream II’s stockholders.

Each member of Millstream II’s Board of Directors has extensive experience in performing due diligence of acquisition targets and in valuing companies. All of the directors are currently Managing Directors of private equity, venture capital or mezzanine debt funds and perform business valuations on a regular basis in their positions with their respective funds. In addition, Mr. Rice is the chairman of the board, chief executive officer, president and treasurer of Ascend Acquisition Corporation, another special purpose acquisition company similar to Millstream II and routinely evaluates business combination candidates similar to Sprinturf. In arriving at its determination to approve the merger agreement with Sprinturf, the Board of Directors of Millstream II relied on information (including financial information) relating to Sprinturf and the synthetic turf industry’s dynamics. In addition, Arthur Spector had conversations with several investment banks and valuation firms to determine the cost of a fairness opinion. Based upon the proposed cost of a fairness opinion, Millstream II’s existing cash resources and Millstream II’s belief that its directors had the skill and experience to properly evaluate the fairness of a proposed transaction, Millstream II determined that its assets should not be used to pay for a fairness opinion.

The Millstream II Board of Directors considered a wide variety of factors in connection with its evaluation of the merger. In light of the complexity of those factors, the Millstream II Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Millstream II Board may have given different weight to different factors.

The analysis of the Millstream II Board of Directors in reaching this conclusion is described in more detail below. In considering the merger, the Millstream II Board gave considerable weight to the following positive factors:

Sprinturf’s successful record of growth and expansion and high potential for future growth

Important criteria for Millstream II’s Board of Directors in identifying an acquisition target was that the company have established business operations, is generating revenues, has a history of profitability and growth and the potential to experience additional rapid growth. Sprinturf grew its revenues from $5.2 million for the year ended December 31, 2001 to $29.1 million for the year ended December 31, 2005, a more than 450% increase in four years. This record of rapid, significant growth was impressive to Millstream II’s Board of Directors, especially in light of Sprinturf’s capital constraints and minimal advertising and marketing budgets. Millstream II’s Board of Directors believes that Sprinturf has the ability to continue growing rapidly because:

•
Sprinturf has a strong presence in the west coast and northeast geographic regions of the United States. Millstream II’s Board of Directors believes these geographic regions will drive the growth in the industry because of a higher concentration of population and schools in these geographic regions;

•
Based on the AMI report and management’s estimates of synthetic turf system installations for athletic fields, Sprinturf’s management believes it is the third largest developer, marketer and installer of synthetic turf systems for athletic fields in North America, based upon square feet of synthetic turf installed during 2005. Management believes that Sprinturf has an approximate 10-15% market share in a highly fragmented industry based upon the AMI report, the number of square feet that Sprinturf installed in 2005 and management’s identification of its 25 to 30 competitors;

•
Sprinturf holds a patent for an essentially all-rubber synthetic turf infill system, which, according to an independent study authored by Dr. Charles F. Mancino of Synthetic Testing Services, in May 2005,

Back to Contents

“Why Measuring Field Hardness Matters”, SportTurf, 8 - 16, exhibits a Gmax rating (measure of hardness) similar to that of an uncompacted, pristine natural turf athletic field;

•	Sprinturf has a large installed base of synthetic turf athletic fields that Millstream II’s Board of Directors believes are performing at high standards;

•	Sprinturf has an emerging brand name that Millstream II’s Board of Directors believes will help continue the business’s strong growth; and

•
Less than 3% of Sprinturf’s sales in 2005 were derived from products for commercial and residential landscaping applications. Millstream II’s Board of Directors believes revenues from this line of business can be significantly expanded.

In addition, based on its review of Sprinturf’s historical financial statements and its business model, Millstream II’s Board of Directors believes that Sprinturf can improve its financial performance with greater economies of scale. This is evidenced by the actual results for the nine months ended September 30, 2006 as compared to the nine months ended September 30, 2005. Sprinturf’s revenues and gross margin increased to $28.2 million and $5.7 million, respectively, for the nine months ended September 30, 2006. This is a 21% and 72% increase in revenues and gross margin, respectively, as compared to the same period in 2005. Selling, general and administrative expenses were $5.9 million for the nine months ended September 30, 2006. This was an increase in selling, general and administrative expenses of only 10% during the same period in 2005. Net loss decreased by $1.9 million for the nine months ended September 30 2006 as compared to the same period in the prior year, a 74% decrease in net loss compared to the nine months ended September 30, 2005. Based upon the estimated market revenue growth rate of 20% per annum (the market growth rate per independent industry consultants, Applied Market Information Ltd.), Sprinturf’s four year historical (2001-2005) revenue 57% compound annual growth rate, year to date ended September 30, 2006 increase in selling, general and administrative expenses of only 10% and management’s forecast, Millstream II’s Board of Directors believes that Sprinturf can increase sales at a greater percentage than the percentage increase in selling, general and administrative expenses. Achieving greater economies of scale will lead to higher operating profit margins if Sprinturf generates increased revenues.

Sprinturf represents an opportunity to invest in a growing, dynamic industry

Another important criteria for Millstream II’s Board of Directors in identifying an acquisition target was that the company compete in an emerging or expanding industry with the potential for growth. According to the Synthetic Turf Council, an industry trade organization, annual installations of synthetic turf athletic fields in the United States increased approximately 100% from approximately 400 installations in 2003 to approximately 800 installations in 2005. Furthermore, according to a research report prepared by Applied Marketing Information, Ltd., or AMI, the North American synthetic turf market is projected to grow 20% per year annum through 2009.

Sprinturf has been successful despite historical liquidity constraints

Sprinturf’s business is very seasonal, as approximately 50% of its revenues are generated in the third calendar quarter. The seasonality is primarily a result of athletic field installations being installed during the summer months when schools are not in session. The seasonality has led to working capital constraints that limit the number of fields Sprinturf can install in a given year. The seasonality also limits Sprinturf’s ability to fund advertising and marketing campaigns during its busy selling season. Millstream II’s Board of Directors believes the equity capital Sprinturf receives in the proposed transaction ($15.3 million after fees and expenses assuming maximum approval and $10.2 million after fees and expenses assuming minimum approval) will minimize much of the seasonal liquidity constraints and enable Sprinturf to increase its annual installation capacity and to properly advertise and market its products. With the additional equity, Millstream II’s Board of Directors believes Sprinturf will reduce outstanding debt, while maintaining sufficient working capital and cash to hire and pay additional installation personnel during its peak season, thereby increasing capacity. Additionally, Millstream II’s Board of Directors believes Sprinturf will be able to use the cash on its balance sheet to increase its advertising spending during the busy selling season in the fall, winter and spring months and maintain cash availability during its peak installation season.

Back to Contents

Patented synthetic turf system with essentially all-rubber infill

Sprinturf has a patent for the U.S. synthetic turf industry’s only essentially all-rubber infill system. This synthetic turf system has a Gmax rating similar to that of an uncompacted, pristine natural turf athletic field, according to an independent study authored by Dr. Charles F. Mancino of Synthetic Testing Services. Gmax is very important as it relates to field hardness and potential head and other impact injuries. Specifically, Gmax measures how quickly a head decelerates when it impacts a surface, the lower the Gmax, the longer the deceleration and the less risk of an injury. Sprinturf’s all-rubber infill system has a lower Gmax rating compared to synthetic turf athletic fields with a rubber/sand infill mix. The table below displays a summary of the results of a study on Gmax ratings of athletic surfaces published on Green Media Online.

Examples of Some Typical Gmax Values (based on ASTM F-355, Procedure A)

Gymnastics mat	30 to 60

Infill synthetic system with 100% rubber and shock pad	80 to 100

Infill synthetic system with 100% rubber and no shock pad (1)	90 to 125

Uncompacted, pristine natural turf athletic field	100 to 130

Traditional carpeted synthetic field with pad on asphalt	100 to 150

Infill synthetic system with 75%:25% rubber:sand	105 to 145

Infill synthetic system with 50%:50% rubber:sand	120 to 160

Infill synthetic system with 25%:75% rubber:sand	160 to 185

Infill synthetic system with 100% sand	160 to 185

Carpeting and padding over wood	200 to 300

(1)	Most similar to Sprinturf’s surfaces.

Terms of the merger agreement

The terms of the merger agreement with Sprinturf, including the closing conditions, restrictions on Millstream II’s and Sprinturf’s ability to respond to competing proposals and termination provisions, are customary and reasonable. In addition, Millstream II’s Board of Directors believes that since Mr. Julicher will continue to beneficially own a large percentage of the combined company, Mr. Julicher will be committed to growing Millstream II and increasing shareholder value. It was important to Millstream II’s Board of Directors that the merger agreement include customary terms and conditions as it believed that such terms and conditions would allow for a more efficient closing process and lower transaction expenses.

Millstream II’s Board of Directors believes that each of the above factors strongly supported its determination and recommendation to approve the merger. The Millstream II Board of Directors did, however, consider the following potentially negative factors, among others, in its deliberations concerning the merger:

Limited history of product performance

Sprinturf first installed its synthetic turf system in 1999. Sprinturf estimates the average life of its synthetic turf is 10 to 12 years, depending on amount of use. Sprinturf has not incurred significant warranty expenses relating to the failure or premature excessive wear of its synthetic turf, but there is not a large sample of customers that have been using the synthetic turf fields in excess of five years. Sprinturf accrues warranty expenses at the time of installation of a field, and maintains warranty insurance, but it does not have significant history to determine if the level of warranty reserves are adequate.

Back to Contents

Ability to increase market acceptance

While synthetic turf has been in use on athletic fields for over 40 years, predecessor synthetic turf products, such as AstroTurf®, have not been well received over sustained periods of time. These predecessor synthetic turf products had poor safety records (caused more injuries) compared to natural turf, which led to poor market acceptance of synthetic turf. The current generation of synthetic turf products is safer than predecessor synthetic turf products and studies have not found evidence that the current generation of synthetic turf products lead to more injuries than natural turf.

Dependence on key personnel

Sprinturf’s success has depended upon a small number of key management personnel. These key management members focus on multiple functions, some of which are not their key strengths. Additionally, some functions are not sufficiently performed. Mr. Julicher, the founder of Sprinturf, has been spending most of his time on administrative matters, rather than focusing on what he did to build and grow Sprinturf, such as business development, new product development and strategic initiatives. Mr. Julicher will resume these latter functions upon consummation of the transaction with Millstream II. The capital available as a result of the merger with Millstream II will provide Sprinturf greater negotiating flexibility when attempting to retain additional qualified employees.

Litigious nature of industry/competitors

Sprinturf is currently involved in several litigation actions both as plaintiff and defendant, the majority of which are not material. Litigation varies and may involve minor disputes with general and sub contractors to more complex disputes relating to patents and deceptive advertising complaints from competitors. Sprinturf operates in an industry which is characterized by competitors that are very litigious and who on occasion bring frivolous lawsuits. To date, Sprinturf has not suffered a material loss in any litigation matter in which it was a defendant. Additionally, in defense of its patent, Sprinturf has not had a ruling against the company. Millstream II’s Board of Directors believes that Sprinturf has improved its contractual documentation, which it anticipates will reduce disputes with general and sub contractors. The following table sets forth the material litigation to which Sprinturf is a party:

Name of Adversary Party	Date Litigation Instituted	Status of Litigation	Dollar Amount at Issue	Evaluation of Risks and Merits

Fieldturf International, Inc.	June 13, 2006	Sprinturf’s motion to dismiss the Fieldturf complaint is pending.	Damages claimed by Fieldturf are in excess of $100,000	Fieldturf has claimed that the publication of a press release by Sprinturf was defamatory to Fieldturf. The press release announced that a study conducted by an independent third party hired by Sprinturf claimed that sand in synthetic turf infill systems increased the likelihood of bacteria growth in or on a playing field which, in turn, could increase the risk of staph infections developing in athletes using the field. Neither the press release nor the study mentioned Fieldturf. Fieldturf has also claimed that Sprinturf fraudulently induced customers to purchase turf systems from it by offering discounts through its marketing and brand awareness program and then not actually providing these discounts to its customers.

Sprinturf believes it has valid defenses for all claims made by plaintiff and will be filing counterclaims for unfair competition and defamation.

Back to Contents

Name of Adversary Party	Date Litigation Instituted	Status of Litigation	Dollar Amount at Issue	Evaluation of Risks and Merits

Sportexe Construction Services, Inc.	February 27, 2004	The parties have engaged in extensive settlement discussions and have agreed in principal on the financial terms of a settlement. In the event that they are unable to resolve the remaining issues, the court will interpret the claims of the 645 patent, and the parties will proceed with pretrial discovery. If Sprinturf is successful on its claim of infringement, the potential damage award is significant. If Sportexe is successful in its claim of invalidity, Sprinturf would lose the protections of the patent laws.	Damages claimed by Sprinturf are in excess of $750,000	Sprinturf believes that Sportexe is infringing on its 645 patent and that Sportexe’s counterclaims are not valid. Sprinturf has already successfully litigated the claim of invalidity due to false claims of inventorship in another case. If Sprinturf lost its patent protection other competitors could offer an essentially all rubber infill synthetic turf system using a shock absorbing pad that could theoretically perform to standards similar to those of Sprinturf’s systems.

John B. McShane III William J. Bamber Jason S. Berning James L. Petrucelli, Sr. All similarly situated employees	February 10, 2006	Awaiting Scheduling Conference	In excess of $50,000	Four former employees filed suit against Sprinturf and Messrs. Julicher, Levine and Cheskin in the Court of Common Pleas of Philadelphia in February 2006. Each employee contends that Sprinturf has failed to pay wages and expenses allegedly due in connection with their employment. The plaintiffs have asserted claims under Pennsylvania wage collection laws, as well as for breach of contract, an accounting, quantum meruit, fraud and promissory estoppel. Plaintiffs are seeking monetary damages in an amount in excess of $50,000 and an accounting of all wages paid to the plaintiffs and other similarly situated employees for three years preceding the filing of the lawsuit.

Sprinturf intends to defend the claim vigorously on the grounds that no wages or expenses are due and/or that each of the former employees has violated his confidentiality/non-competition agreement with Sprinturf.

Randi L. Rubin	August 29, 2006	The parties are involved in settlement discussions although there can be no assurances that a settlement will be reached.	Damages of an unspecified amount

An administrative complaint was filed by a former employee of Sprinturf with the Pennsylvania Human Relations Commission and the Equal Employment Opportunity Commission against Sprinturf and Mr. Julicher alleging a hostile work environment gender discrimination and retaliation.

Sprinturf and Mr. Julicher intend to vigorously defend themselves if no settlement can be reached.

The risk that Millstream II’s public stockholders would vote against the merger and exercise their conversion rights

The risk that Millstream II’s public stockholders would vote against the merger and exercise their conversion rights

Millstream II’s Board of Directors considered the risk that the current public stockholders of Millstream II would vote against the merger and demand to redeem their shares for cash upon consummation of the

Back to Contents

merger, thereby depleting the amount of cash available to the combined company following the merger. Millstream II’s Board of Directors deemed this risk to be no worse with regard to Sprinturf than it would be for other target companies and believes that Sprinturf will still be able to implement its business plan even if the maximum number of public stockholders exercised their conversion rights and the combined company received only 80% of the funds deposited in the trust account.

Certain officers and directors of Millstream II may have different interests in the merger than the Millstream II stockholders

Millstream II’s Board of Directors considered the fact that certain officers and directors of Millstream II may have interests in the merger that are different from, or are in addition to, the interests of Millstream II stockholders generally, including the matters described under “The Merger—Interests of Millstream II Directors and Officers in the Merger” above. However, this fact would exist with respect to a merger with any target company.

After deliberation, the Millstream II Board of Directors determined that these potentially negative factors were outweighed by the potential benefits of the merger above, including the opportunity for Millstream II stockholders to share in Sprinturf’s future possible growth and anticipated profitability.

Due Diligence Information Materials

In performing the analysis described above, Millstream II’s Board of Directors reviewed a due diligence information package dated July 27, 2006 prepared by Millstream II’s consultants, Renthon LLC. The Millstream II Board of Directors received a presentation on Sprinturf from its consultants, Renthon LLC. Renthon LLC was not requested to and did not provide a fairness or valuation opinion to the Board of Directors. Renthon LLC was not requested to and did not make any recommendation to the Board of Directors as to the specific form or amount of the consideration to be paid by Millstream II for the merger. The merger consideration paid by Millstream II for Sprinturf was determined through negotiations between Millstream II and Sprinturf’s shareholder. Renthon LLC’s presentation, which was directed to Millstream II’s Board of Directors, provides only a summary of the following information relating to Sprinturf and this transaction: industry overview, products, business strategy, financial summary, transaction summary, risk factors and investment summary. This presentation does not address Millstream II’s underlying business decision to pursue the merger and does not constitute a recommendation to any Millstream II stockholder as to how any stockholder should vote with respect to the merger.

In connection with its due diligence investigation of Sprinturf, Renthon LLC performed the following actions, among others:

•
reviewed Sprinturf’s unaudited financial statements for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 and unaudited 2006 monthly financial statements through the period ending September 30, 2006, which Sprinturf and Millstream identified as being the most current financial statements available;

•	met and spoke with Sprinturf management regarding the operations, financial condition, future prospects and operations, current Sprinturf performance and details of the proposed merger;

•	met and spoke with Sprinturf’s consultants regarding the merger and related matters;

•	met and spoke with Sprinturf’s auditors regarding Sprinturf’s 2004 and 2005 financial statements and internal controls;

•	visited Sprinturf’s headquarters in Wayne, Pennsylvania;

•	reviewed financial forecasts and projections prepared by Sprinturf’s management with respect to Sprinturf for the fiscal years ending December 31, 2006 through 2009;

•	spoke with customers, potential customers, consultants to customers and users of Sprinturf’s product;

•	visited Sprinturf project sites and existing installations to view the installation process for Sprinturf’s product;

Back to Contents

•	reviewed Sprinturf’s existing contractual obligations including bank credit agreements, lease agreements, insurance contracts, supplier contracts and customer contracts;

•	reviewed consulting studies prepared by independent marketing and research firms relating to the synthetic turf industry and synthetic turf products; and

•	conducted other financial studies, analyses and inquiries as Renthon LLC deemed appropriate.

The following is a summary of the material information contained in Renthon LLC’s presentation to the Millstream II Board of Directors. This summary is being provided in order to enable Millstream II’s stockholders to view the information that Millstream’s Board of Directors reviewed in evaluating the merger. The summary includes financial projections which were made only for purposes of evaluating the transaction and there are no guarantees that the projections will be met. Millstream II stockholders should not place undue reliance on these projections.

Renthon LLC’s presentation to the Board of Directors contained an Executive Summary that included a general description of Sprinturf’s business, identifies Sprinturf’s patent for an essentially all rubber infill synthetic turf system, highlights the historical and projected growth of the synthetic turf industry and states Sprinturf’s historical revenue growth from the year ended December 31, 2001 to the year ended December 31, 2005. The Executive Summary section also lists the total square feet of synthetic turf Sprinturf has installed and has contracted to install, a description of what a synthetic turf system includes, a list of Sprinturf’s representative customers and revenue and adjusted operating income excluding depreciation and amortization for year-to-date May 31, 2005 and May 31, 2006 and year ending December 31, 2005. In this section Renthon LLC stated that Sprinturf positions itself as a high quality supplier, but needs to do a better job communicating this message to the market; despite being undercapitalized, Sprinturf has grown revenues rapidly due to its patented product, favorable industry dynamics and targeted high growth geographic regions; future business prospects are positive because of increasing market acceptance and performance characteristics of synthetic turf; Sprinturf has opportunities to improve margins with better management focus on pricing and selection of installation projects; Sprinturf is very dependent on a few key personnel and lacks the requisite sales and marketing expertise and needs increased management guidance to continue to grow the business.

The Industry Overview section includes a brief history of synthetic turf starting with the advent of AstroTurf® in the early 1960’s and continuing through to the “fourth generation” synthetic turf products sold by Sprinturf. It also includes details on the synthetic turf market size in different regions of the world, a summary of the reasons why the synthetic turf market is expected to continue to grow rapidly, a description of the industry supply chain, a list of the major competitors in synthetic turf for athletic fields including Fieldturf-Tarkett AG, Sportexe Construction Services, Inc. and A-Turf and a summary of the market barriers to entry.

The Products section includes a description of Sprinturf’s synthetic turf system including its raw material composition, product attributes and complimentary products that can be installed with the synthetic turf field. It also includes a diagram of the base and drainage system for a synthetic turf field. A description of the Company’s commercial and residential landscaping products are also included.

The Business Strategy section discusses plans that Sprinturf has to increase its revenues and market share including expanding its geographic reach in the U.S., increasing its focus on its specialty products for the residential and commercial landscaping markets, expanding its affiliations with group buying programs and continuing to capitalize on positive market trends.

The Financial Summary section includes summary unaudited historical financial statements for the years ended December 31, 2003 through December 31, 2005 and a summary of Sprinturf management’s financial projections for the years ending December 31, 2006 through December 31, 2009. These projections were prepared by Sprinturf’s management and there can be no assurances that the projections will be met. Renthon LLC viewed the projections prepared by Sprinturf’s management as aggressive and prepared another, more conservative set of projections. The projections prepared by Renthon LLC were based on the assumption that Sprinturf’s revenues will grow at the estimated market growth rate of 20% per annum (the market growth rate per independent industry consultants, Applied Market Information Ltd.). In determining to use the market

Back to Contents

growth rate in their projections, Renthon LLC took into consideration conversations they had with management, customers and industry participants, Sprinturf’s projections, estimated selling, general and administrative cost increases in excess of historical increases and installation cost improvements. These projections were prepared only as an illustrative example of how the performance of Sprinturf may look if Sprinturf’s revenues increased at the rate the synthetic turf market is estimated to grow. These projections were made only in respect to evaluating the transaction and there is no guarantee these projections will actually be met, and in considering the merger proposal Millstream II stockholders should not place undue reliance upon such projections. These projections estimate 2007 revenues will be $51.6 million. The projections also provide EBITDA (earnings before interest, taxes, depreciation and amortization) estimates, which is a non-GAAP financial measure Millstream II’s Board of Directors reviewed because of its use in the public markets for valuation purposes and because of its use as an indicator of a company’s ability to generate cash flow from operations. The projections prepared by Renthon LLC imply future revenue growth of 20% per annum, which is below Sprinturf’s historical compounded annual revenue growth of 57% between 2001 and 2005.

The Financial Summary section also includes a summary of the unaudited income statement data for year-to-date May 31, 2005 and 2006 and summary unaudited balance sheets as of May 31, 2006 and May 31, 2005. The Financial Summary section also includes commentary from Renthon LLC on the financial projections prepared by Sprinturf’s management.

The Transaction Summary section details the merger consideration Millstream II proposes to pay for Sprinturf, including the assumed indebtedness. This section uses Sprinturf’s management financial projections as well as the projections prepared by Renthon LLC, which are based upon a market forecast of 20% revenue growth, in comparable analyses and valuation multiple analyses. Renthon LLC prepared these analyses to enable the Millstream II Board of Directors to determine if the transaction was fair and in the best interest of the Millstream II stockholders, and to determine whether or not the 80% test was met. It also shows a calculation of possible enterprise and equity values of the combined business based on projected EBITDA and net income numbers.

The Transaction Summary section also includes a comparable company analysis. Renthon LLC stated that Sprinturf’s closest competitors are either private or divisions of substantially larger public companies. Renthon LLC identified three companies that it deemed comparable to Sprinturf with respect to either its industry, target markets or products. Although the comparable companies have substantially greater revenues than Sprinturf, they provide products to the athletic or recreational markets. The last twelve months (“LTM”) revenue for the comparable companies ranged from approximately $300 million to $2.5 billion, compared to approximately $29 million for Sprinturf.

The selected comparable company analysis is based on a review and comparison of the trading multiples of publicly traded companies that are similar with respect to business model, operating sector and target market. Although none of Sprinturf’s direct competitors are publicly traded, Renthon LLC identified three companies in the outdoor sport and recreation sector and landscaping sector that it deemed comparable to Sprinturf with respect to their industry sector and operating model. All of the comparable companies develop, market and sell products to the North America outdoor sports and recreation market.

Renthon LLC reviewed the trading multiples of the following three publicly held companies in the outdoor sports and recreation sector:

•	Trex Company Inc. (Company A)

•	The Scotts Miracle-Gro Co. (Company B)

•	Umbro Plc (Company C)

Renthon LLC viewed the companies as comparables for the following reasons:

•
Trex Company, Inc. is a company that manufactures and sells a synthetic (wood/plastic) composite product for residential and commercial decking and railing applications. Renthon LLC viewed this as a comparable company because (i) it manufactures a synthetic product to replace a natural product (wood decks and railings), which is similar to Sprinturf developing, selling and installing synthetic turf

Back to Contents

systems to replace natural grass and (ii) the products are used for residential landscaping/outdoor applications, which is similar to Sprinturf’s products that are used for landscaping/ outdoor applications, as well.

•
The Scott’s Miracle-Gro Co. is a company that manufactures and sells lawn and garden care products. Renthon LLC viewed this as a comparable company because Sprinturf develops, sells and installs synthetic turf, which can replace natural grass and eliminate the need for lawn care products or can be viewed as a lawn care solution.

•
Umbro plc is a company that markets and sells athletic apparel with a focus on apparel for soccer. Renthon LLC viewed this as a comparable company because Sprinturf is largely dependent on athletic participation and in particular the increased participation in athletics, such as soccer, which is driving the demand for the increase in synthetic turf systems.

While the above companies have similarities to Sprinturf, they all differ from Sprinturf in a variety of ways including, but not limited to, size, products sold, customer base, cost structure, raw material components and cost structure. These differences do not make the above companies directly comparable to Sprinturf and therefore investors should understand that the market may not value Sprinturf in similar ways to these companies.

The financial information included market capitalization; enterprise value; LTM revenue; and LTM net income (loss). The trading multiples included EV/EBITDA, and price/earnings.

				LTM	Ent. Value/	Ent. Value/	P/E Ratio
	Market Cap	Enterprise Value	LTM Revenue	Net Income	LTM Revenue	LTM EBITDA	LTM	2007 Est.

Company A	364.2	441.9	309.5	(1.7)	1.4x	29.1x	N/A	13.3x
Company B	2,758.1	3,806.3	2,466.4	122.3	1.5x	13.5x	22.6x	13.7x
Company C	215.3	231.4	351.9	15.8	0.7x	8.7x	13.7x	N/A
Average					1.2x	17.1x	18.1x	13.5x
Sprinturf (1)	58.6	50.6	37.3	(2.9)	1.5x	N/A	N/A	25.7x

(1)
The Sprinturf market capitalization was calculated by multiplying the 9.77 million shares outstanding after the merger, under the original merger agreement, by an assumed market trading price of Millstream II common stock of $6.00 per share (Renthon LLC used an assumed market price of $6.00 per share because as detailed in the original Sprinturf letter of intent it is the threshold at which an amount in cash was to be payable if the trading price of Millstream II’s common stock being received in the merger was less than $6.00 per share). Enterprise value was calculated by adding the market capitalization to estimated debt at closing of $7.0 million and subtracting estimated cash on balance sheet at closing of $15.0 million.

Renthon LLC generated a number of multiples worth noting with respect to the comparable companies:

•	The enterprise value/LTM revenue ranged from 0.7x to 1.5x, with a mean of 1.2x.

•	The enterprise value/LTM EBITDA ranged from 8.7x to 29.1x, with a mean of 17.1x.

•	The enterprise value/2006 net income (P/E ratio) ranged from 15.3x to 27.6x, with a mean of 21.5x.

•	The enterprise value/2007 net income (P/E ratio) ranged from 13.3x to 13.7x, with a mean of 13.5x.

The Transaction Summary section concludes with a list of projected sources and uses of Millstream II’s cash held in trust. These sources and uses include the distribution to Sprinturf’s shareholder at closing, working capital purposes, increase in spending for sales and marketing, and general corporate purposes.

The Risk Factors section listed certain risk factors included in the risk factors section of this proxy statement and attached to the presentation was a summary of the draft risk factors section of the proxy statement.

The Investment Summary section highlights Sprinturf’s business including the Company’s history of growth and profitability on an adjusted basis, Sprinturf’s patent for an essentially all rubber infill synthetic turf system, the strong dynamics of the synthetic turf industry, which is estimated to grow 20% per annum through 2009 and Sprinturf’s significant presence and market share in the west coast and northeast regions of

Back to Contents

the United States, which management estimates to be approximately 33% and 15%, respectively, based on data collected from competitors and actual company installations.

In determining whether the merger was fair and in the best interest of the Millstream II stockholders, the Millstream II Board of Directors considered several factors including the financial projections prepared by Sprinturf’s management, the projections prepared by Renthon LLC, the probability of Sprinturf achieving either set of financial projections, the comparable company analysis and the other aspects of the due diligence report prepared by Renthon LLC. Given the complexity of the various factors considered by the Millstream II Board of Directors it is difficult to quantify the impact these projections, and the probability of Sprinturf achieving these projections, had on the Board’s determination to approve the merger.

After careful consideration, Millstream II’s Board of Directors has determined unanimously that the merger, the amendment, long-term incentive plan and the adjournment proposals are fair to and in the best interests of Millstream II and its stockholders. In making its determination with respect to the merger agreement, the Board of Directors did not obtain a fairness opinion. Based on its review of the due diligence report, conversations with Renthon LLC and review of additional information gathered by Renthon LLC in response to requests from the Board, Millstream II’s Board of Directors has unanimously determined that the fair market value of Sprinturf is at least 80% of Millstream II’s net assets. Millstream II’s Board of Directors has approved and declared advisable the merger agreement, the amendment and restatement of Millstream II’s certificate of incorporation, the adoption of the long-term incentive plan and the adjournment proposal and unanimously recommends that you vote or give instructions to vote “FOR” the proposal to adopt the merger proposal, the amendment proposal, the long-term incentive plan proposal and the adjournment proposal.

The foregoing discussion of the information and factors considered by the Millstream II Board of Directors is not meant to be exhaustive, but includes the material information and factors considered by the Millstream II Board of Directors.

Sprinturf’s Reasons for the Merger

In concluding that the merger is in the best interests of Sprinturf and its stockholders, and in approving the merger agreement and the transactions contemplated by the merger agreement (including the merger), Sprinturf’s Board of Directors considered and reviewed, including with its legal advisors, a number of factors including:

•	the combination of Sprinturf and Millstream II, which would have a strong capital position, would likely ensure that Sprinturf’s business is adequately capitalized for future expansion;

•	if Millstream II’s currently outstanding warrants were to be exercised, as to which no assurance can be given, Millstream II would derive net proceeds of approximately $46,000,000;

•
the availability of a public trading market for the Millstream II shares to be received by the Sprinturf stockholder in the merger will, after the expiration of the applicable restriction period on transferability, provide the stockholder with more investment liquidity than that associated with her shares of Sprinturf’s common stock, for which there is no established trading market; and

•	the future prospects of Sprinturf and potential impact that could result if Sprinturf is unable to obtain financial resources in the future.

The Sprinturf Board of Directors did consider the following potentially negative factors, among other things, in its deliberations concerning the merger:

•	the fact that Millstream II’s common stock and warrants are traded over the counter on the OTCBB and therefore have less liquidity than if traded on Nasdaq or a national securities exchange;

•	the fact that Millstream II is not an operating business; and

•	the possibility that Millstream II’s stockholders would not approve the merger proposal.

Back to Contents

The foregoing discussion of the factors considered by the Sprinturf Board of Directors is not meant to be exhaustive, but includes the material factors considered by the Sprinturf Board of Directors in coming to its conclusion.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for the stockholders of Millstream II in connection with the merger proposal. In addition, because the sole shareholder of Sprinturf has unanimously approved the merger proposal, she is not entitled to any dissenters rights under the Pennsylvania Business Corporation Law.

Liquidation

If Millstream II does not consummate the merger with Sprinturf by December 23, 2006, Millstream II anticipates that the following will occur:

•
its Board of Directors will convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to the Millstream II stockholders; at such time it will also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the Board’s recommendation of such plan;

•	Millstream II will promptly file its preliminary proxy statement with the Securities and Exchange Commission, which Millstream II anticipates filing by January 10, 2007;

•	if the Securities and Exchange Commission does not review the preliminary proxy statement, then, 10 days following the filing of such preliminary proxy statement, Millstream II will mail the definitive proxy statement to its stockholders, and 10-20 days following the mailing of such definitive proxy statement, it will convene a meeting of its stockholders, at which they will vote on Millstream II’s plan of dissolution and liquidation; and

•
if the Securities and Exchange Commission does review the preliminary proxy statement, Millstream II currently estimate that it will receive the Securities and Exchange Commission’s comments 30 days after the filing of such proxy statement. Millstream II would then mail the definitive proxy statement to its stockholders following the conclusion of the comment and review process (the length of which Millstream II cannot predict with any certainty, and which may be substantial) and it will convene a meeting of the Millstream II stockholders at which they will vote on Millstream II’s plan of dissolution and liquidation.

Millstream II may not liquidate the trust account unless and until its stockholders approve a plan of dissolution and liquidation. Accordingly, the foregoing procedures may result in substantial delays in the liquidation and the distribution to its public stockholders of the funds in the trust account and any remaining net assets as part of its plan of dissolution and liquidation. Pursuant to the terms of its certificate of incorporation, only holders of shares issued in Millstream II’s initial public offering will be entitled to receive liquidating distributions following dissolution. Shares issued to Millstream II’s initial stockholders prior to the initial public offering will not be entitled to receive any liquidating distributions.

Under Sections 280 through 282 of the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. Pursuant to Section 280, if the corporation complies with certain procedures intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Although Millstream II will seek stockholder approval to liquidate the trust account to its public stockholders as part of its plan of dissolution and liquidation, it will, as required by its certificate of incorporation, seek to conclude this process as soon as possible and as a result does not intend to comply with those procedures. Accordingly,

Back to Contents

its stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any liability of its stockholders would extend beyond the third anniversary of such dissolution. Arthur Spector, Millstream II’s Chairman of the Board, Chief Executive Officer and President has agreed to indemnify Millstream II for losses it may suffer to the extent that the proceeds in the trust account are reduced by the claims of various vendors that are owed money by Millstream II for services rendered or products sold to it.

As of November 14, 2006, Millstream II had $101,172 of available cash outside of the trust account and had accounts payable and accrued expenses of approximately $451,935, which excludes Delaware franchise and Federal income taxes due of $64,000 but includes legal fees payable to Broad and Cassel, accounting fees due to Goldstein Golub Kessler LLP, trustee fees due to Continental Stock Transfer and Trust Company, printing and edgarizing fees relating to the proxy statement and the other quarterly and current reports payable to St. Ives Financial Printers and Scullen Printers, and Millstream II’s consultants’ fees payable to Renthon LLC. The funds outside the trust are insufficient to cover Millstream II’s current accounts payable and accrued expenses. Except for accrued liabilities for Delaware franchise tax and Federal income tax of $64,000, Millstream II currently believes all of the accounts payable and accrued expenses reflected on Millstream II’s balance sheet would be considered vendor claims for purposes of the indemnification provided by Mr. Arthur Spector. Millstream II would be required to make a claim for indemnification against Mr. Spector to cover these costs. The trust assets will be reduced to the extent of the Delaware franchise tax and the Federal income tax amounts due. There can be no assurances that Mr. Spector will be able to satisfy his obligations under the indemnification agreement. If Mr. Spector is unable to satisfy his obligations under the indemnification agreement, the trust fund will be reduced by the amount of these accounts payable and accrued expenses and stockholders will receive less in the liquidation of Millstream II.

Additionally, if Millstream II is forced to file a bankruptcy case or an involuntary bankruptcy case is filed again Millstream II which is not dismissed, any distributions received by stockholders in a dissolution could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Millstream II’s stockholders in a dissolution.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the material United States federal income tax consequences of the merger to holders of Millstream II common stock. This discussion addresses only those Millstream II stockholders that hold their stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the Code), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as financial institutions, tax-exempt organizations, dealers in securities, traders in securities that use a mark to market method of accounting, persons that hold Millstream II common stock as part of a straddle, hedge, constructive sale or conversion transaction, and persons who are not citizens or residents of the United States.

This summary is based upon the Code, applicable Treasury Regulations thereunder, published rulings and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local, and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Millstream II nor Sprinturf intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger.

No gain or loss will be recognized by a Millstream II stockholder if such stockholder’s conversion rights are not exercised.

A holder of Millstream II common stock which exercises its conversion rights will recognize gain or loss to the extent that the amount received by such stockholder upon conversion is greater than or less than, respectively, such stockholder’s tax basis in its shares. A stockholder’s tax basis in the shares will generally equal the cost of the shares. A stockholder that purchased units of Millstream II common stock and warrants will have to allocate the cost between the shares and the warrants of the units based on their relative fair market values at the time of purchase. If the shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term capital gain or loss if such stockholder’s holding period in the shares is longer than one year.

Millstream II and Sprinturf intend the merger to qualify as a reorganization under Section 368(a)(2)(D) of the Code. Each of Millstream II, Merger Sub, Sprinturf, and their affiliates will use reasonable efforts to cause the merger to so qualify. If the merger does not qualify as a reorganization under Section 368(a) of the Code, Sprinturf would be treated as having sold its assets in exchange for the merger consideration (plus assumed liabilities) in a taxable transaction and would owe a corporate income tax on the gain thus realized. The status of Sprinturf as an “S” corporation for federal income tax purposes under the Code will terminate at the end of the day of the day before the merger, so that Sprinturf would not be able to avoid this corporate level tax on the basis of such status. Merger Sub, as the corporate successor to Sprinturf, would be liable for this income tax. If the value of the Millstream II common stock received as merger consideration by the shareholders of Sprinturf is less than 40% of the total value of the merger consideration (both stock and cash), then the merger may not qualify as a reorganization. If the value of a share of Millstream II common

Back to Contents

stock at the effective time of the merger is more than approximately $4.84, it is expected that the value of the Millstream II common stock received as merger consideration will be in excess of such 40% threshold.

This discussion is not a complete analysis or description of all potential United States federal income tax consequences of the merger. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local, or foreign income or other tax consequences to you of the merger.

Anticipated Accounting Treatment

The merger of Millstream II and Sprinturf will be accounted for as an acquisition of Sprinturf by Millstream II under the purchase method of accounting. Under the purchase method of accounting, the purchase price, including transaction costs, to acquire Sprinturf will be allocated to the underlying net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair values of the net assets acquired will be recorded as goodwill.

Determining the fair value of certain assets and liabilities acquired is judgmental in nature and often involves the use of significant estimates and assumptions. Millstream II intends to finalize estimates of the fair value of assets and liabilities acquired as soon as practical. One of the areas that requires more judgment is determining fair values and useful lives of intangible assets. To assist in this process, Millstream II may obtain appraisals from independent valuation firms for certain intangible assets. Value ascribed to Sprinturf’s intangible assets, including goodwill, is exposed to future adverse changes if Sprinturf experiences declines in operating results or experiences significant negative industry or economic trends or if future performance is below historical trends. Millstream II will periodically review intangible assets and goodwill for impairment using the guidance of applicable accounting literature.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any federal or state regulatory requirement or approval, including the HSR Act, except for filings necessary to effectuate the transactions contemplated by the merger proposal with the Secretaries of State of the Commonwealth of Pennsylvania and State of Delaware.

Back to Contents

THE MERGER AGREEMENT

The following summary of the material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this proxy statement. The merger agreement was executed on August 11, 2006 and amended on November 15, 2006 . The following summary describes the merger agreement. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

Structure of the Merger

At the effective time of the merger, Sprinturf will be merged with and into Merger Sub. Merger Sub will continue as the surviving company and a wholly owned subsidiary of Millstream II. Merger Sub will change its name to Specialty Surfaces Corporation upon completion of the merger.

Closing and Effective Time of the Merger

The closing of the merger will take place on the second business day following the satisfaction of the conditions described below under “The Merger Agreement—Conditions to the Completion of the Merger”, or, if on that day any condition to the respective obligations of either Millstream II or Sprinturf has not been satisfied or waived, as soon as practicable after all the conditions described below under “The Merger Agreement—Conditions to the Completion of the Merger” have been satisfied, unless Millstream II and Sprinturf agree in writing to another time.

The merger will become effective at the time the articles of merger are filed with the Pennsylvania Secretary of State, or at a later time agreed to by Millstream II and Sprinturf in the articles of merger. The articles of merger will be filed at the time of the closing or as soon as practicable thereafter.

Name; Headquarters; Stock Symbol

After completion of the merger:

•	assuming approval of the amendment proposal, the name of the combined company will be Sprinturf Corporation;

•	the corporate headquarters and principal executive officers will be located at 1200 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania 19087; and

•
the combined company will cause the symbol under which combined company’s units, common stock, and warrants outstanding prior to the merger are traded on the OTCBB, The Nasdaq Stock Market or the American Stock Exchange to change to symbols that, if available, are reasonably representative of the corporate name or business of the combined company.

Merger Consideration

The stockholders of Millstream II will not receive any consideration in the merger. Millstream II will issue in a private placement shares of its common stock and will pay cash to the shareholder of Sprinturf, as described below:

•	an aggregate of 1,500,000 shares of Millstream II common stock;

•	an aggregate of $8,000,000 in cash;

•
a delayed amount in cash equal to $10.00 for each $1.00 that EBITDA exceeds $4,600,000 for the fiscal year ended December 31, 2007, or $6,500,000 for the fiscal year ended December 31, 2008 but not to exceed $2,000,000 in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined;

•
a delayed amount in shares of Millstream II common stock equal to 1-2/3 shares of Millstream II common stock for each $1.00 that EBITDA exceeds $4,800,000 for the fiscal year ended December 31, 2007, or for the fiscal year ended December 31, 2008, additional shares of Millstream II common

Back to Contents

stock if EBITDA for such year exceed a threshold of $6,500,000 (or higher, depending on the amount of consideration earned for the fiscal year ended December 31, 2007) but not to exceed 2,000,000 shares of Millstream II common stock in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined;

•	a delayed amount in cash equal to $0.50 for each $1.00 collected with respect to certain accounts receivable at any time prior to the two year anniversary of the closing date of the merger; and

•
an amount in cash of delayed consideration equal to two percent of the increase in Millstream II’s annual net sales for the fiscal years ended December 31, 2007, 2008 and 2009 over Millstream II’s net sales for the immediately preceding fiscal year, but not to exceed $600,000 per annum; provided, however, that in the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than forty percent of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock.

Exchange of Certificates

Immediately prior to the consummation of the merger, Millstream II will deposit with Continental Stock Transfer & Trust Company, as exchange agent, certificates representing the shares of Millstream II common stock issuable to the shareholder of Sprinturf, in exchange for her outstanding Sprinturf common stock.

Immediately following the consummation of the merger,

•	Millstream II will pay to the sole shareholder of Sprinturf $8,000,000 in cash; and

•
the exchange agent will deliver to the shareholder of Sprinturf her certificates representing the number of shares of Millstream II common stock into which her common stock of Sprinturf will have been converted in accordance with the merger agreement.

After the consummation of the merger, each share of Sprinturf common stock will represent only the right to receive the merger consideration.

Representations and Warranties

The merger agreement contains a number of generally reciprocal representations and warranties that each of Sprinturf and Millstream II made to the other. These generally reciprocal representations and warranties relate to:

•	organization, standing, power;

•	subsidiaries, equity interests;

•	capital structure;

•	authorization, execution, delivery, enforceability of the merger agreement;

•
absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees, as a result of the contemplated transaction, receipt of all required consents and approvals;

•	information supplied for inclusion in this proxy statement;

•	absence of certain changes or events since December 31, 2005;

•	taxes;

•	employee benefit plans;

•	litigation;

•	compliance with applicable laws;

•	contracts, debt instruments;

•	finders’ fee;

•	real property;

•	related party transactions;

Back to Contents

•	permits;

•	insurance;

•	intellectual property; and

•	completeness and truthfulness of the information and provisions in the merger agreement.

Sprinturf also makes representations to Millstream II regarding:

•	accuracy of the information contained in the financial statements, and absence of undisclosed liabilities;

•	labor relations;

•	environmental liability;

•	accounts receivable; and

•	its affiliate, Sprinturf, Inc., which has no business operations or assets.

Millstream II also makes representations to Sprinturf regarding:

•
filings with the Securities and Exchange Commission and the accuracy and completeness of the information contained in those filings, including the financial statements and the lack of undisclosed liabilities;

•	amount of funds contained in the trust account, and termination after the merger of the obligation to liquidate; and

•	no status as an investment company.

Materiality and Material Adverse Effect

Many of the representations and warranties made by Sprinturf are qualified by materiality or material adverse effect. For the purposes of the merger agreement, a material adverse effect means a material adverse effect with respect to Sprinturf on the business, financial condition or results of operations of Sprinturf and its subsidiary, Empire & Associates, Inc. (the entity through which Sprinturf has performed substantially all of its California-based projects), or Empire, taken as a whole. A change or effect is excluded from having a material adverse effect with respect to Sprinturf if it arises out of or is related to:

•	changes in general economic, regulatory or political conditions;

•	changes in financial or securities markets in general;

•	the announcement or public disclosure of the merger agreement, the other transactions related to the merger or the identity of Millstream II;

•	Sprinturf’s and Empire’s industries in general and not specifically related to Sprinturf or Empire;

•	changes or clarifications in laws related to the businesses conducted or reasonably contemplated to be conducted by Sprinturf or Empire or in Sprinturf’s interpretation of such laws; or

•	changes in the generally accepted accounting principles or regulatory accounting principles for Sprinturf’s and Empire’s industries.

Back to Contents

Several of the representations and warranties made by Millstream II are qualified by materiality. However, only Millstream II’s representations and warranties related to the absence of certain changes from December 31, 2005 and the completeness and truthfulness of the information and provisions in the merger agreement are qualified by material adverse effect. A change or effect is excluded from having a material adverse effect with respect to Millstream II for purposes of the latter representation and warranty if it relates to:

•	changes in general economic, regulatory or political conditions;

•	changes in financial or securities markets in general;

•	the announcement or public disclosure of the merger agreement, the other transactions related to the merger or the identity of Sprinturf or Empire;

•	changes or clarifications in laws related to the business conducted by Millstream II, or in Millstream II’s interpretation of such laws; or

•	changes in the generally accepted accounting principles.

Interim Operations of Millstream II and Sprinturf

Interim Covenants Relating to Millstream II and Sprinturf.     Under the merger agreement, each of Sprinturf and Millstream II has agreed, and has agreed to cause their respective subsidiaries, prior to completion of the merger, to conduct its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, except as expressly permitted by the merger agreement or related agreements. In addition to this agreement regarding the conduct of business generally, subject to specified exceptions, each of Sprinturf and Millstream II has agreed that it:

•	will not declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock;

•	will not split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock;

•	will not purchase, redeem or otherwise acquire any shares of its capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

•
will not adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, recapitalization, or other reorganization, or alter through merger, liquidation, reorganization or restructuring or in any other fashion the corporate structure or ownership of Millstream II or Sprinturf;

•	will not pledge after the date of the merger agreement any of its capital stock;

•
will not issue, deliver, sell or grant any shares of its capital stock, any Millstream II or Sprinturf voting debt or other voting securities, any securities convertible into or exchangeable for, or any options, warrants or rights to acquire, any shares of capital stock, Millstream II or Sprinturf voting debt, voting securities or convertible or exchangeable securities or any “phantom” rights or interest-based or stock-based performance units;

•	will not amend its organizational documents;

•	will not make any change in its accounting methods, principles or practices, except as required by a change in generally accepted accounting principles;

•	will not make any material tax election or settle or compromise any material tax liability or refund;

•	will not take any action that would, or that could reasonably be expected to, result in:

•	any of its representations and warranties that is qualified as to materiality becoming untrue;

•	any of its representations and warranties that is not qualified as to materiality (other than as set forth in the succeeding paragraphs) becoming untrue in any material respect; or

Back to Contents

•	except as otherwise permitted in the agreement, any condition described below under “The Merger Agreement—Conditions to the Completion of the Merger,” not being satisfied; and

•
will promptly advise the other party orally and in writing of any change or event that has or could reasonably be expected to result in a breach of its respective representations, warranties, covenants or agreements contained in the agreements to be signed by them in connection with the merger.

Interim Covenants Relating to Sprinturf.     The merger agreement restricts, among other things, the ability of Sprinturf to:

•
acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any equity interest in or business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets in excess of $100,000 in the aggregate;

•
grant to any of its five most highly compensated employees and, except in the ordinary course of business or as required under employment agreements, any of its executive officers or directors, any increase in compensation, severance or termination pay;

•
except as required by law, enter into, adopt or amend or terminate any employment, consulting, severance or similar agreements, benefit plan or other employee benefit agreement or other arrangement for the benefit or welfare of any director, officer or employee;

•	except as required by law, enter into any or modify any labor or collective bargaining agreement or any other agreement or commitment to or relating to any labor union; or

•	take, authorize any of, or commit or agree to take any of, the foregoing actions.

Interim Covenants Relating to Millstream II.     The merger agreement restricts, among other things, the ability of Millstream II to:

•
acquire or agree to acquire, by merging or consolidating with, or by purchasing any equity interest in or portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets;

•
grant to any employee, executive officer or director of Millstream II any increase in compensation or any increase in severance or termination pay, enter into any employment, consulting, indemnification, severance or termination agreement with them, establish, adopt, enter into or amend any collective bargaining agreement, any other agreement or commitment to or relating to any labor union or any benefit plan, or take any action to accelerate any rights or benefits, or make any determinations under any collective bargaining agreement, any other agreement or commitment to or relating to any labor union or any benefit plan;

•	sell, lease (as lessor or lessee), license or otherwise dispose of or subject to any lien any of its properties or assets;

•
incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Millstream II, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, or make any loans, advances or capital contributions to, or investments in, any other person;

•	make or agree to make any new capital expenditure or expenditures;

•
incur, pay, discharge or satisfy any claims or liabilities, other than in the ordinary course consistent with past practice, liabilities for reasonable fees and expenses incurred in connection with the merger and the payment or satisfaction of liabilities existing as of the date of the merger agreement for general administrative expenses not in excess of $200,000 in the aggregate, cancel any indebtedness or waive any claims or rights of value, waive or agree to modify any confidentiality, standstill or similar agreement; or

Back to Contents

•	take, authorize any of, or commit or agree to take any of, the foregoing actions.

In addition, Millstream II will not take any action that would, or that would reasonably be expected to result in:

•
the representation regarding the compliance of the merger agreement and related agreements contemplated by the merger agreement with Millstream II’s certificate of incorporation and the underwriting agreement it executed in its initial public offering and the determination of the Millstream II Board of Directors that the fair market value of Sprinturf is at least 80% of net assets of Millstream II, becoming untrue in any respect; or

•	the representation regarding the fact that not less than $24,939,667 must be in the trust account, becoming untrue in any respect.

No Solicitation by Millstream II

By June 23, 2006, the expiration date of the initial 18 month period provided for in Millstream II’s certificate of incorporation to complete a business combination, Millstream II had entered into five letters of intent in addition to the letter of intent with Sprinturf. Under the terms of Millstream II’s certificate of incorporation, Millstream II could negotiate a definitive agreement for a business combination and complete a business combination with any of the other potential acquisition targets that were parties to those other letters of intent by December 23, 2006, the expiration date for the six month extension period provided for in Millstream II’s certificate of incorporation. At the time the merger agreement was negotiated, Sprinturf and Millstream II negotiated for a prohibition against any further negotiations with those parties. The merger agreement provides that, except as described below, Millstream II will not:

•	solicit, initiate or encourage the submission of any parent takeover proposal;

•	enter into any agreement with respect to any parent takeover proposal; or

•
participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any parent takeover proposal.

The above restrictions also apply to Millstream II’s subsidiaries, officers, directors and employees and any investment banker, attorney, accountant or other advisor or representative of Millstream II or any of its subsidiaries.

Notwithstanding the restrictions described above, if Millstream II receives a bona fide written parent takeover proposal which was not solicited by Millstream II, it may, before the merger agreement is adopted by its stockholders, furnish information regarding itself to the person making the parent takeover proposal and participate in discussions, but not negotiations, with the person regarding the parent takeover proposal, if:

•
the Board of Directors determines, in good faith (based on the written advice of Millstream II’s independent financial advisor) that the parent takeover proposal constitutes or is reasonably likely to lead to a superior parent proposal; and

•
the Board of Directors determines in good faith based on the written opinion of outside counsel that failure to submit such superior parent proposal to its stockholders would cause the Board of Directors to violate its fiduciary duties to the stockholders under applicable law.

Millstream II has agreed to, and has agreed to cause its representatives to, cease immediately all discussions and negotiations regarding any parent takeover proposal.

Millstream II has agreed not to withdraw or modify, or propose to withdraw or modify, in a manner adverse to Sprinturf, the approval by its Board of Directors of the merger agreement or the merger or the recommendation by the Board of Directors of the transactions contemplated by the merger agreement, approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any parent takeover proposal (which is described below) or approve or recommend, or propose to approve or

Back to Contents

recommend, any parent takeover proposal. However, the Board of Directors may withdraw or modify its approval or recommendation of the merger agreement and the transactions contemplated thereby if:

•
prior to receipt of the approval of its stockholders to the merger, Millstream II receives a superior parent proposal that was not solicited by Millstream II and that did not otherwise result in a breach of the merger agreement; and

•
the Board of Directors determines in good faith (based on the written opinion of outside counsel) that the failure to withdraw or modify its approval or recommendation of the merger would cause the Board of Directors to violate its fiduciary duties under the applicable laws.

Millstream II must promptly advise Sprinturf orally and in writing of:

•	any parent takeover proposal or any inquiry with respect to or that could lead to any parent takeover proposal;

•	the identity of the person making any parent takeover proposal or inquiry; and

•	the material terms of any such parent takeover proposal or inquiry.

Millstream II will keep Sprinturf fully informed of the status including any change to the terms of any such parent takeover proposal or inquiry and provide to Sprinturf as soon as practicable after receipt or delivery thereof copies of all correspondence and other written material sent or provided to Millstream II from any third party in connection with any parent takeover proposal or sent or provided by Millstream II to any third party in connection with any parent takeover proposal.

Nothing in the merger agreement prevents Millstream II or its Board of Directors from complying with rules promulgated under federal securities laws with regard to parent takeover proposals.

A parent takeover proposal is:

•	any proposal or offer for a merger, consolidation or other business combination involving Millstream II;

•	any proposal for the issuance by Millstream II of any of its securities as consideration for the assets or securities of another person;

•	any proposal or offer to acquire in any manner, directly or indirectly, any of the securities or assets of Millstream II; or

•	any proposal or offer to lease, mortgage, pledge or otherwise transfer any of the assets of Millstream II, in a single transaction or a series of transactions;

in each case other than the transactions contemplated by the merger agreement.

A superior parent proposal is any proposal made by a third party to acquire all the equity securities or assets of Millstream II, pursuant to a tender or exchange offer, a merger or a consolidation on terms which the Millstream II Board of Directors determines in its good faith judgment to be superior from a financial point of view on a present value basis to the holders of Millstream II’s common stock than the transactions contemplated by the merger agreement.

The Millstream II Board’s determination must be:

•	based on the written opinion of Millstream II’s independent financial advisor;

•
take into account all the terms and conditions of such proposal and the merger agreement, including any proposal by Sprinturf to amend the terms of the merger agreement, and the transactions contemplated thereby; and

•	fully financed and reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal.

No Solicitation by Sprinturf

Sprinturf has agreed not to:

•	solicit, initiate or encourage the submission of any company takeover proposal;

Back to Contents

•	enter into any agreement with respect to any company takeover proposal; or

•
participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any company takeover proposal.

The above restrictions also apply to any officer, director or employee of, and any investment banker, attorney, accountant or other authorized advisor or authorized representative of, Sprinturf.

Sprinturf will cease immediately all discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, a company takeover proposal. Sprinturf has acknowledged that its sole shareholder has already approved the merger agreement and that no modification to such approval will be effective to withdraw or revoke such approval.

Neither Mr. Julicher, Sprinturf’s sole director and chief executive officer nor Mrs. Julicher, Sprinturf’s sole shareholder will:

•	withdraw or modify or propose to withdraw or modify, in a manner adverse to Millstream II, their approval of the merger agreement or the merger;

•	approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any company takeover proposal; or

•	approve or recommend, or propose to approve or recommend, any company takeover proposal.

A company takeover proposal is:

•	any proposal or offer for a merger, consolidation or other business combination involving Sprinturf;

•	any proposal for the issuance by Sprinturf of any of its securities as consideration for the assets or securities of another person;

•	any proposal or offer to acquire in any manner, directly or indirectly, any of the securities or assets of Sprinturf; or

•	any proposal or offer to lease, mortgage, pledge or otherwise transfer any of the assets of Sprinturf, in a single transaction or a series of transactions;

in each case other than the transactions contemplated by the merger agreement.

Millstream II Stockholders’ Meeting

Millstream II has agreed to call and hold a meeting of its stockholders, as soon as practicable after the date of the merger agreement for the purpose of seeking the adoption of the merger proposal by its stockholders. Millstream II has also agreed that it will, through its Board of Directors, recommend to its stockholders that they approve and adopt the merger proposal.

Access to Information; Confidentiality

Millstream II and Sprinturf will afford to the other party and its representatives prior to completion of the merger reasonable access during normal business hours to all of their respective properties and records and will promptly provide to the other party a copy of each report or other document filed pursuant to the requirements of the securities laws the United States, and all other information concerning its business, properties and personnel as the other party reasonably requests. The information will be held in confidence to the extent required by the provisions of the confidentiality agreement between the two parties, although Sprinturf may withhold any document or information that is subject to the terms of a confidentiality agreement with a third party.

Sprinturf has agreed to provide Millstream II within 30 days after the end of each calendar month, unaudited financial statements, without notes, for each such calendar month.

Back to Contents

Reasonable Efforts; Notification

Millstream II and Sprinturf have agreed that they will use all reasonable efforts to take all actions, and to do all things necessary, proper or advisable to consummate the merger and the transactions contemplated by the merger agreement in the most expeditious manner practicable. This includes:

•
obtaining all necessary actions or nonactions, waivers, consents and approvals from governmental entities and making all necessary registrations and filings, including filings with governmental entities, if any, and taking all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity;

•	obtaining all necessary consents, approvals or waivers from third parties;

•
defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or any other agreement contemplated by the merger agreement or the consummation of the merger or other transactions contemplated by the merger agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and

•
executing and delivering any additional instruments necessary to consummate the merger or other transactions contemplated by the merger agreement and to fully carry out the purposes of the merger agreement and the transaction agreements contemplated by the merger agreement.

In addition, Millstream II and Sprinturf will take all action necessary so that no takeover statute or similar statute or regulation is or becomes applicable to the merger, any transaction contemplated by the merger agreement or any agreement contemplated by the merger agreement. If any takeover statute or similar statute or regulation becomes so applicable, Millstream II and Sprinturf will take all action necessary so that the merger and the other transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated by the merger agreement and the agreements contemplated by the merger agreement.

Sprinturf will give prompt notice to Millstream II, and Millstream II or Merger Sub will give prompt notice to Sprinturf, of:

•
any representation or warranty made by it or contained in the merger agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any representation or warranty that is not qualified by materiality becoming untrue or inaccurate in any material respect; or

•	the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under the merger agreement.

Indemnification of Sprinturf Officers

Millstream II has agreed that beginning after the effective time of the merger, it will indemnify Mr. Julicher and the officers of Sprinturf, to the fullest extent permitted by applicable law, for acts or omissions at or prior to the effective time of the merger. Millstream II has also agreed to amend its directors and officers insurance policy or purchase a replacement directors’ and officers’ insurance (or equivalent insurance) and indemnification policy to provide coverage that is customary and prudent for a public company with a valuation equal to or greater than the valuation of Millstream II immediately after the effective time of the merger and who is engaged in business operations similar to those of Sprinturf, to cover all persons who are directors and officers of Millstream II and its subsidiaries on and after the effective time of the merger.

Fees and Expenses

All fees and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expenses, whether or not the merger is consummated; provided, however, that Millstream II has paid a total of $45,000 to Amper, Politzner & Mattia, P.C., Sprinturf’s certified public accountants, in connection with the audit of Sprinturf’s financial statements.

Back to Contents

Public Announcements

Millstream II and Merger Sub, on the one hand, and Sprinturf, on the other hand, have agreed:

•
to consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the merger and the other transactions contemplated by the merger agreement; and

•	not to issue any press release or make any public statement prior to this consultation, except as may be required by applicable laws or court process.

Transfer Taxes

All stock transfer, real estate transfer, documentary, stamp, recording and other similar taxes (including interest, penalties and additions to any such taxes) incurred in connection with the transactions contemplated by the merger agreement will be paid by either Merger Sub or Sprinturf. Sprinturf will cooperate with Merger Sub and Millstream II in preparing, executing and filing any tax returns with respect to these transfer taxes.

Quotation or Listing

Millstream II will use its best efforts to cause the following to be approved for quotation by The Nasdaq Stock Market:

•	its shares of common stock to be issued in the merger;

•	all shares of its common stock outstanding as of the date of the merger agreement;

•	the warrants outstanding as of the date of the merger agreement; and

•	the units outstanding as of the date of the merger agreement.

If any of the securities are not eligible to be quoted on Nasdaq, Millstream II will use its best efforts to cause the non-eligible securities to be approved for listing on The American Stock Exchange, subject to official notice of issuance. Millstream II will attempt to effect this quotation or listing as promptly as practicable after the date of the merger agreement.

Tax Treatment

Millstream II and Sprinturf intend the merger to qualify as a reorganization under Section 368(a)(2)(D) of the Internal Revenue Code. Each of Millstream II, Merger Sub and Sprinturf and its affiliates will use reasonable efforts to cause the merger to so qualify.

Pre-Closing Confirmation

Promptly after the date of the merger agreement, Millstream II gave notice of the merger to the trustee holding in trust the proceeds of Millstream II’s initial public offering. Not later than 48 hours prior to the closing:

•	Millstream II is required to give the trustee advance notice of the completion of the merger;

•
Millstream II will cause the trustee to provide a written confirmation to Sprinturf confirming the dollar amount of the account balance held by the trustee in the trust account that will be released to Millstream II upon consummation of the merger; and

•
Millstream II will provide Sprinturf a written schedule of all liabilities and expenses owed by Millstream II to any person as of the date of consummation of the merger which remain unpaid as of such time. This written schedule will be accompanied by a certificate from the Chairman of the Board of Directors, Chief Executive Officer and President of Millstream II to the effect that to the best of his knowledge the schedule is a true and correct estimation of Millstream II’s unpaid liabilities and expenses as of the date of consummation of the merger.

Back to Contents

Payment of Certain Existing Loans and Performance Bonds

Millstream II and Sprinturf have agreed to use their best efforts to cause First National Bank of Chester County, at or prior to the closing of the merger, to substitute Sprinturf or the combined company as the borrower under a loan in the principal amount of $2,900,000 obtained from the bank by Mr. and Mrs. Julicher, the proceeds of which were loaned to Sprinturf, to release Mr. and Mrs. Julicher from any and all liability in respect of such loan and to terminate the bank’s security interest in respect of the loan in any property owned by Mr. and Mrs. Julicher. In the alternative, if Millstream II and Sprinturf are unable to cause the bank to agree to the terms outlined above, then Millstream II and Sprinturf will use their best efforts to cause Sprinturf, at or prior to the closing of the merger, to refinance the loan referenced above such that Mr. and Mrs. Julicher are released from any and all liability in respect of the loan referenced above and the bank terminates its security interest in any property owned by Mr. and Mrs. Julicher. In the event Millstream II and Sprinturf are unable to do either, substitute Sprinturf or the combined company as the borrower under the loan or refinance the loan, then at the closing Millstream II will cause the loan, including any accrued but unpaid interest, to be re-paid in full.

At the closing, Millstream II will cause the loan extended by Mrs. Julicher in the original principal amount of $310,000 to Sprinturf to be repaid in full, provided that the amount required to repay the loan will not exceed $400,000.

From and after the closing, the combined company will use its best efforts to cause Mr. Julicher to be released from any liability in respect of any outstanding performance bonds obtained by Sprinturf or any other personal guaranty by Mr. Julicher of Sprinturf’s obligations.

Conditions to the Completion of the Merger

Conditions to Millstream II’s and Sprinturf’s Obligations

Each of Millstream II’s, Merger Sub’s and Sprinturf’s obligations to effect the merger is subject to the satisfaction or waiver of specified conditions before completion of the merger, including the following:

•	the receipt of the Millstream II stockholder approval;

•	the absence of any order or injunction preventing consummation of the merger;

•
the absence of any suit or proceeding by any governmental entity or any other person challenging the merger, seeking to restrain or prohibit the consummation of the merger or seeking to obtain from Sprinturf, Millstream II or Merger Sub any material damages;

•
at Millstream II’s stockholders’ meeting, holders of less than 920,000 shares of common stock issued in Millstream II’s initial public offering will have voted against the adoption of the merger proposal and demanded that Millstream II convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Millstream II’s initial public offering are held;

•
at the time of consummation of the merger, the fair market value of Sprinturf, as determined by the Board of Directors of Millstream II, is at least 80% of the net assets of Millstream II. The Board of Directors has and will make this determination based on the historical and projected revenues of Sprinturf as well as other market factors determined using its business judgment; and

•	the parties must have received counterparts of all documents required under the merger agreement executed by the other parties.

•
The value of the shares of Millstream II common stock to be received in the merger cannot be less than 40% of the total value of all consideration to be received by the shareholder of Sprinturf in the merger.

Conditions to Millstream II’s and Merger Sub’s Obligation

The obligation of Millstream II and Merger Sub to effect the merger are further subject to the following conditions:

•
Sprinturf’s representations and warranties that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except representations and warranties that address matters as of another

Back to Contents

date, which must be true and correct as of that other date, and Millstream II must have received an officer’s certificate from Sprinturf to that effect;

•	Sprinturf must have performed in all material respects all obligations required to be performed by it;

•
Millstream II and its stockholders must have received a written opinion, dated as of the closing date from Klehr, Harrison, Harvey, Branzburg & Ellers LLP, counsel to Sprinturf, in the form and substance previously agreed to by the parties; and

•	there must not have occurred since the date of the merger agreement any material adverse effect on Sprinturf.

Conditions to Sprinturf’s Obligation

The obligation of Sprinturf to effect the merger is further subject to the following conditions:

•
Millstream II’s and Merger Sub’s representations and warranties that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except representations and warranties that address matters as of another date, which must be true and correct as of that date;

•	Millstream II and Merger Sub must have performed in all material respects all obligations required to be performed by them under the merger agreement;

•
Sprinturf and its stockholder must have received a written opinion, dated as of the closing date, from Broad and Cassel, counsel to Millstream II, in the form and substance previously agreed to by the parties;

•	there must not have occurred since the date of the merger agreement any material adverse effect on Millstream II; and

•
Sprinturf must have received an officer’s certificate of Millstream II to the effect that the Millstream II Board of Directors has independently determined and will independently determine that the fair market value of Sprinturf is at least 80% of the net assets of Millstream II as of the date of consummation of the merger.

Termination, Amendment and Waiver

The merger agreement may be terminated at any time prior to the consummation of the merger, whether before or after receipt of Millstream II’s stockholder approval to the merger, by mutual written consent of Millstream II, Merger Sub and Sprinturf.

Termination by either Sprinturf or Millstream II

Either Sprinturf or Millstream II may terminate the merger agreement if:

•
the merger is not consummated on or before December 23, 2006; unless the failure to consummate the merger is the result of a material breach of the merger agreement by the party seeking to terminate it;

•
any governmental entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the merger and such order, decree, ruling or other action will have become final and nonappealable;

•
any condition to the obligation of such party to consummate the merger becomes incapable of satisfaction prior to December 23, 2006 (however, the terminating party must not then be in material breach of any representation, warranty or covenant contained in the merger agreement); or

•	either:

•	at the special meeting, the Millstream II stockholder approval relating to the merger proposal is not obtained; or

Back to Contents

•	the holders of 20% or more of the shares of Millstream II common stock issued in its initial public offering shall have demanded that Millstream II convert their shares into cash.

Termination by Millstream II Only

Millstream II may terminate the merger agreement if:

•	Sprinturf breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure:

•
would give rise to the failure of any condition set forth under the headings “The Merger Agreement—Conditions to the Completion of the Merger—Conditions to Millstream II’s and Sprinturf’s Obligations” and “The Merger Agreement—Conditions to the Completion of the Merger—Conditions to Millstream II’s Obligations;” and

•
cannot be or has not been cured within 30 days after the giving of written notice to Sprinturf of such breach or December 23, 2006, if earlier (provided that Millstream II is not then in material breach of any representation, warranty or covenant).

Termination by Sprinturf Only

Sprinturf may terminate the merger agreement if Millstream II breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement which breach or failure to perform:

•
would give rise to the failure of a condition set forth under the headings “The Merger Agreement—Conditions to the Completion of the Merger—Conditions to Millstream II’s and Sprinturf’s Obligations” and “The Merger Agreement—Conditions to the Completion of the Merger—Conditions to Sprinturf’s Obligations;” and

•
cannot be or has not been cured within 30 days after the giving of written notice to Millstream II of such breach or December 23, 2006, if earlier (provided that Sprinturf is not then in material breach of any representation, warranty or covenant in the merger agreement); or

•	Millstream II’s Board of Directors or any committee thereof:

•
withdraws or modifies, in a manner adverse to Sprinturf, or proposes to withdraw or modify, in a manner adverse to Sprinturf, its approval of the merger agreement, the merger or any of the other transactions contemplated by the merger agreement;

•	fails to recommend to Millstream II’s stockholders that they give their approval to the merger;

•	approves or recommends, or proposes to approve or recommend, any parent takeover proposal;

•
fails to reaffirm publicly and unconditionally its recommendation to Millstream II’s stockholders that they give their approval to the merger within two days of Sprinturf’s written request to do so, which public reaffirmation must also include the unconditional rejection of the parent takeover proposal; or

•	Millstream II or any of its officers, directors, employees, representatives or agents solicits or responds to a competing takeover proposal in a manner proscribed by the merger agreement.

Effect of Termination

In the event of termination by either Sprinturf or Millstream II, the merger agreement will become void and have no effect, without any liability or obligation on the part of Millstream II, Merger Sub or Sprinturf, except in connection with:

•	the confidentiality obligations set forth in a confidentiality agreement among the parties to the merger agreement;

Back to Contents

•
the representations by each of Sprinturf and Millstream II that, except for fees in the amount of $1,200,000 due under a consulting agreement dated May 15, 2006 between Sprinturf and Warren V. Musser, no person is entitled to a finders’ fee in connection with the merger; and

•	the general provisions of the merger agreement.

These provisions will survive termination, except to the extent that the termination results from the willful and material breach by a party of any representation, warranty or covenant set forth in the merger agreement.

Assignment; Conversion

The merger agreement may not be assigned by any party without prior written consent.

Amendment

The merger agreement may be amended by the parties at any time before or after receipt of the approval from Millstream II’s stockholders. However, after receipt of the approval from Millstream II’s stockholders, the parties will not, without further stockholders’ approval, amend the merger agreement, in a manner that by law requires further approval by the stockholders of Millstream II. In addition, no amendment will be binding on Sprinturf or its stockholder unless such amendment is approved by its stockholder. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of Sprinturf and Millstream II.

Extension; Waiver

At any time prior to the consummation of the merger, Sprinturf and Millstream II may extend the time for the performance of any of the obligations or other acts, waive any inaccuracies in the representations and warranties or waive compliance with any of the conditions. Any agreement on the part of either Sprinturf and Millstream II to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of it. The failure of Sprinturf or Millstream II to assert any of its rights will not constitute a waiver.

EMPLOYMENT AGREEMENT

Mr. Julicher entered into an employment agreement concurrently with the execution of the merger agreement which will become effective at the time the merger is effective. The following description of the employment agreement describes the material terms of the employment agreement but does not purport to describe all the terms of the employment agreements. In the event the merger agreement is terminated, the employment agreement will automatically terminate. The complete text of the employment agreement is attached as Annex E to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the employment agreement in its entirety.

Scope of Employment

The employment agreement provides that Mr. Julicher will have the title of Founder and will be responsible for continued product development, major sales and new strategic initiatives.

Compensation

Mr. Julicher:

•
is entitled to an annual base salary of $395,000, for a term of three years, which salary will be reviewed and may be increased on or around January 1 of each calendar year by the Compensation Committee of the Board of Directors in their sole discretion based on Mr. Julicher’s performance; and

•	is eligible for additional incentive compensation as determined by the independent directors on the compensation committee acting in their discretion.

Back to Contents

Fringe Benefits

Mr. Julicher is entitled, among other things, to:

•
medical and disability insurance from the Millstream II in accordance with Millstream II’s policies, except that, if the employment agreement is terminated by the executive for good reason or disability, or by the combined company other than for cause, coverage is continued for the period during which the executive is eligible to receive benefits under COBRA;

•	continued payment by Millstream II of the premiums on an existing insurance policy on Mr. Julicher’s life; and

•	an automobile allowance of up to $1,600 per month and reimbursement of automobile insurance premiums.

Termination Benefits

If the agreement is terminated by the combined company for cause, or by the executive other than for good reason, the combined company shall pay the executive the amount of accrued base salary earned but not paid.

If the agreement is terminated by the combined company for reasons other than cause or by Mr. Julicher for good reason, then Mr. Julicher is entitled to:

•	an amount equal to base salary for 12 months; and

•	continuation of his medical and disability insurance benefits, payment of his life insurance premiums and automobile allowance for 12 months.

Cause means:

•
Mr. Julicher’s willful failure or refusal to perform the essential duties of his position, to follow the direction of the Board of Directors or to adhere to any written company policy approved by the Board of Directors;

•	Mr. Julicher’s fraud with respect to the business and affairs of the company or any affiliate of the company;

•	Alcohol or drug usage by Mr. Julicher to an extent that it materially interferes with the performance of his duties under the employment agreement;

•	the conviction of Mr. Julicher of a misdemeanor involving dishonesty, fraud, theft, misappropriation, embezzlement or the like or a felony;

•	Mr. Julicher’s inability to perform his duties under the agreement for more than an aggregate of 90 days in any 12 consecutive month period by reason of a mental or physical disability; or

•	Mr. Julicher’s death.

Good reason means:

•	the assignment to Mr. Julicher of duties materially inconsistent with the duties associated with his position;

•	conduct on the part of the combined company or its representatives intended to force Mr. Julicher’s to resign or prevent him from performing his duties and responsibilities; or

•	a material breach by the combined company of the employment agreement, and failure to cure the same within 30 days of receiving notice of the breach.

Non-competition

Mr. Julicher has agreed that for a period of three years following the termination of his employment with the combined company he will not engage, directly or indirectly, or assist in any manner others

Back to Contents

engaging, in any part of any business which competes directly or indirectly with the combined company in the Commonwealth of Pennsylvania and or in any other state or foreign country in which the combined company does business during the term of his employment agreement.

GOVERNANCE AGREEMENT

Concurrently with the execution of the merger agreement, Millstream II, Mr. Spector and Mrs. Julicher signed a governance agreement. The following description of the governance agreement describes the material terms of the governance agreement but does not purport to describe all the terms of the governance agreement. In the event the merger agreement is terminated, the governance agreement will automatically terminate. The complete text of the governance agreement is attached as Annex F to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the governance agreement in its entirety.

Composition of Board

The Board of Directors of the combined company will initially be comprised of five directors, with one designated by Mrs. Julicher and four designated by Mr. Spector. If the size of the Board of Directors is increased or decreased, the number of nominees Mr. Spector and Mrs. Julicher are entitled to include in the combined company’s proxy statement will increase or decrease proportionately. If the amendment proposal is approved, Millstream II’s Board will be classified into Class I, Class II and Class III directors. Initially, the Class I, Class II and Class III directors will serve on the Board of Directors until the first, second and third annual meeting of stockholders, respectively, after the completion of the merger. Thereafter, each director will serve for a term of three years from the date they are elected to the Board of Directors.

The following table sets forth the name of each director and the class in which such director will serve following the merger:

Name	Class

Arthur Spector	II
Henry A. Julicher	III
Robert E. Keith, Jr.	II
Don K. Rice	I
Dr. Heinz C. Schimmelbusch	I

Company Proxy Statement

With respect to each meeting for the election of directors, Mrs. Julicher and Mr. Spector shall have the right to include in the combined company proxy statement the following nominees:

Rights of Mrs. Julicher

Mrs. Julicher is entitled to include one nominee in the combined company’s proxy statement for the annual meeting at which directors in Class III are being elected.

Rights of Mr. Spector

Mr. Spector is entitled to include two nominees in the combined company’s proxy statement for the annual meeting at which the Class I and II directors are being elected.

Solicitation of Proxies and Voting

The combined company is required to use reasonable best efforts to solicit from the stockholders eligible to vote for the election of directors proxies in favor of the nominees indicated by Mrs. Julicher and Mr. Spector.

Each of Mrs. Julicher and Mr. Spector agrees that, at any annual or special meeting of the stockholders, or any action by written consent, each will vote its respective shares:

Back to Contents

•	in favor of their respective nominees included within the company proxy statement; and

•	against the election of any person nominated in opposition to their respective nominees or the removal of their respective nominees.

Termination

The governance agreement terminates on the fifth anniversary of the effective date of the merger.

REGISTRATION RIGHTS AGREEMENT

Concurrently with the execution of the merger agreement, Millstream II and Mrs. Julicher entered into a registration rights agreement. The registration rights agreement was amended in connection with the amendment of the merger agreement. The following description of the registration rights agreement, as amended, describes the material terms of the registration rights agreement but does not purport to describe all the terms of the registration rights agreement. In the event the merger agreement is terminated, the registration rights agreement will automatically terminate. The complete text of the registration rights agreement and the amendment to the registration rights agreement are attached as Annex G and Annex G-1, respectively, to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the registration rights agreement in its entirety.

Millstream II has agreed to grant registration rights to Mrs. Julicher with respect to the securities of Millstream II to be issued to her upon completion of the merger.

Demand Registration Rights

Mrs. Julicher may require the combined company to register the shares of common stock held by her issued in the merger on up to three occasions, provided:

•	the securities covered by a registration must have an aggregate price to the public of at least $1,000,000; and

•
the combined company is not required to effect any registration within three months after the effective date of a registration statement relating to any underwritten offering of common stock, including any such offering effected pursuant to the registration rights agreement.

Piggy-back Registration Rights

If at any time after the merger, the combined company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, either for its own account or the account of other stockholders, then Mrs. Julicher will have the right to include her shares in the registration statement, subject to specific limitations set forth in the registration rights agreement.

Form S-3 Registration Rights

Mrs. Julicher has the right to require, on an unlimited number of occasions, that the combined company register her shares on a “Form S-3” or other short-form registration statement that may be available provided that in addition to other limitations set forth in the registration rights agreement the aggregate offering price to the public of such registered securities must be at least $1,000,000.

Lock-up

Mrs. Julicher has agreed,

•
until the expiration of a 180-day period following the consummation of the merger with respect to the initial shares of common stock received in the merger or the relevant issue date with respect to any shares issued as additional consideration, not to sell or otherwise dispose of the shares of Millstream II common stock received by her in the merger (we refer to these shares of common stock as the merger securities); and

•	in each of the next three succeeding 180-day periods she may, at any time during the 180-day period, sell no more than 25% of the shares of Millstream II common stock received in the merger.

Back to Contents

This restriction on transfer terminates on the earlier of the second anniversary of the effective date of the merger or the consummation of a business combination involving the combined company in which the merger securities are converted into cash, other securities or property.

SECOND AMENDMENT AND RESTATEMENT OF MILLSTREAM II’s CERTIFICATE OF INCORPORATION

Pursuant to the merger agreement, Millstream II is proposing to adopt the second amendment and restatement of its certificate of incorporation. The second amendment and restatement of its Millstream II’s certificate of incorporation will, among other things:

•	change Millstream II’s name to “Sprinturf Corporation”;

•	increase Millstream II’s authorized capital;

•	delete certain provisions relating to the consummation of a business combination; and

•	include other provisions regarding special meetings, actions by written consent and other matters, some of which may have an anti-takeover effect.

The proposed second amended and restated certificate of incorporation is attached to this proxy statement as Annex C.

A summary of the amendments is provided below, but is qualified in its entirety by reference to the full text of the second amended and restated certificate of incorporation that is attached to this proxy statement as Annex C.

Millstream II is proposing to change its corporate name from “Millstream II Acquisition Corporation” to “Sprinturf Corporation” upon consummation of the merger. In the judgment of Millstream II’s Board of Directors, the change of Millstream II’s corporate name is necessary to reflect its merger with Sprinturf. The Sprinturf name has been established as a developer, marketer and installer of synthetic turf systems for athletic fields.

Millstream II is proposing to increase the number of authorized shares of Millstream II common stock from 16,000,000 to 300,000,000, of which 250,000,000 will be common stock and 50,000,000 will be preferred stock. In the judgment of Millstream II’s Board of Directors, the increase in Millstream II’s capitalization is necessary and in its stockholders’ best interests. Currently, Millstream II has 5,600,000 shares of common stock outstanding and it will be issuing an additional 1,500,000 shares of common stock upon consummation of the merger. Additionally, Millstream II has reserved 2,000,000 issuable to the sole shareholder as additional delayed stock consideration, 9,200,000 shares of common stock issuable upon exercise of warrants, 300,000 shares of common stock issuable upon exercise of a unit purchase option issued in Millstream II’s initial public offering and 100,000 shares of common stock issuable upon exercise of warrants to Renthon LLC. In addition, Millstream II will reserve for issuance 1,000,000 shares of common stock if the long-term incentive plan proposal is approved. The authorization of additional shares of common stock is necessary to fully reserve for all of these shares, as indicated above, and will enable Millstream II to have the flexibility to authorize the issuance of shares of common stock in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

Millstream II is proposing to remove certain sections of its certificate of incorporation relating to the consummation of a business combination. In particular, the amended and restated certificate of incorporation would not include the provisions of the Sixth Article of the current certificate of incorporation which require that Millstream II:

•
Receive stockholder approval for any business combination regardless of whether the business combination is of a type which normally would require such stockholder approval under the Delaware General Corporation Law;

•	Establish a trust account into which a portion of the net proceeds of Millstream II’s initial public offering must be deposited;

Back to Contents

•	Grant stockholders certain conversion rights with respect to their Millstream II common stock in connection with a business combination; and

•
Liquidate the company if it does not consummate a business combination by the later of (i) 18 months after the consummation of its initial public offering, or (ii) 24 months after the consummation of its initial public offering in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a business combination was executed but was not consummated within such 18 month period.

In the judgment of Millstream II’s Board of Directors, this deletion is advisable because it relates to the operation of Millstream II as a blank check company prior to the consummation of a business combination. Such sections will not be applicable upon consummation of the merger.

Millstream II is also proposing to amend the certificate of incorporation to provide that stockholders may not act by written consent, and that only the Board of Directors may call special meetings of the stockholders and to require stockholders to give advance notice of nominations for the election of directors. These provisions may make it more difficult to acquire control of the combined company.

See “Comparison of Stockholder Rights” on page 130 for a summary of the changes in Millstream II’s stockholder rights if the amendment and restatement is approved.

SPRINTURF CORPORATION 2006 LONG-TERM INCENTIVE PLAN

Background

Effective as of July 27, 2006, the Board of Directors of Millstream II unanimously approved the long-term incentive plan, subject to stockholder approval, pursuant to which 1,000,000 shares of Millstream II common stock are reserved for issuance under the plan. The purpose of the long-term incentive plan is to enable the combined company to offer non-employee directors, officers and other key employees and consultants of the combined company and its subsidiaries and affiliates equity-based compensation, thereby attracting, retaining, and rewarding these participants and strengthening the mutuality of interests between these participants and the combined company’s stockholders. The proposed long-term incentive plan will permit the combined company to keep pace with changing developments in management compensation and make the combined company competitive with those companies that offer stock incentives to attract and retain non-employee directors and key employees. Stockholder approval of the long-term incentive plan will also permit stock options, stock appreciation rights and awards restricted by certain performance criteria as described below to qualify for deductibility under Section 162(m) of the Internal Revenue Code.

A summary of the principal features of the long-term incentive plan is provided below, but is qualified in its entirety by reference to the full text of the long-term incentive plan that is attached to this proxy statement under Annex B.

Adoption of the Long-Term Incentive Plan

The affirmative vote of holders of a majority of the outstanding shares of Millstream II common stock on the record date is required for the adoption of the long-term incentive plan. Abstentions and broker non-votes will count as a vote against the proposal.

The long-term incentive plan will not be effected if the merger proposal is not adopted. However, the merger proposal is not conditioned upon the approval of the long-term incentive plan.

The Board of Directors unanimously recommends a vote “FOR” adoption of the Sprinturf Corporation 2006 Long-Term Incentive Plan.

Shares Available

The long-term incentive plan reserves 1,000,000 shares of Millstream II common stock for awards. If Millstream II’s stockholders approve this proposal, the total number of shares of common stock available for issuance under the long-term incentive plan will be subject to the adjustments described below. If there is a

Back to Contents

lapse, expiration, termination, or cancellation of any option or right prior to the issuance of shares or the payment of the equivalent thereunder, or if shares are issued and thereafter are reacquired by the combined company pursuant to rights reserved upon issuance thereof, with respect to the long-term incentive plan, those shares may again be used for new awards under the long-term incentive plan. The combined company will deduct any shares exchanged by an optionee in payment of the exercise price of any stock option, or any shares retained by the combined company pursuant to a participant’s tax withholding election, from the shares available under the long-term incentive plan.

Administration

The long-term incentive plan will be administered by the Compensation Committee of the Board of Directors. Members of this committee will satisfy requirements under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, The Nasdaq Stock Market and the Internal Revenue Service with respect to plans intending to be qualified under Section 162(m) of the Internal Revenue Code. Among this committee’s powers are the authority to interpret the long-term incentive plan, establish rules and regulations for its operation, select non-employee directors, officers and other key employees and consultants of the combined company and its subsidiaries to receive awards, and determine the form, amount, and other terms and conditions of awards. The committee also has the power to modify or waive restrictions on awards, to amend awards, and to grant extensions and accelerations of awards.

Eligibility of Participation

Non-employee directors, officers and other key employees and consultants of the combined company or any of its subsidiaries are eligible to participate in the long-term incentive plan. The selection of eligible participants is within the discretion of the Compensation Committee. The estimated number of individuals who are currently eligible to participate in the long-term incentive plan is approximately 75, among non-employee directors, officers, other employees and consultants of the combined company and its subsidiaries.

Types of Awards

The long-term incentive plan provides for the grant of stock options, including incentive stock options and non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units and other equity-based awards.

Awards may be granted singly, in combination, or in tandem, as determined by the Compensation Committee. The Board of Directors may amend, suspend or modify the long-term incentive plan at any time, except as limited by the terms of the long-term incentive plan.

Stock Option Grants

The Compensation Committee may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options. The term of an option will be fixed by the Compensation Committee, but will not exceed ten years (or five years in the case of an incentive stock option granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of stock of Millstream II, referred to as a 10% stockholder). The option price for any option will not be less than the fair market value of common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a 10% stockholder). Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash or by the transfer to the combined company of shares owned by the participant for at least six months on the date of transfer (or certification of this ownership) through a broker-assisted cashless exercise.

Stock Appreciation Rights

The Compensation Committee is authorized to grant stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the stock appreciation right. The grant price of a stock appreciation right is

Back to Contents

determined by the Compensation Committee, but may not be less than the fair market value of a share of common stock as of the date of grant. The maximum term of each stock appreciation right, the times at which each stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock appreciation rights at or following termination of employment generally are fixed by the Compensation Committee. All awards of stock appreciation rights will be settled in shares of common stock.

Restricted Stock and Restricted Stock Units

The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of common stock which may not be sold or disposed of and which shall be subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. A grant of restricted stock units allows the recipient to receive shares of common stock or cash at the end of the restricted term and/or upon meeting other criteria determined by the Compensation Committee. A participant granted restricted stock generally has all of the rights of a shareholder of the company, unless otherwise determined by the Compensation Committee.

Other Stock-Based Award

The Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Compensation Committee determines the terms and conditions of such Awards.

Maximum Awards

No non-employee director may receive in any calendar year awards relating to more than 50,000 shares.

Adjustments

The number and class of shares available under the long-term incentive plan and the terms of outstanding awards may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the combined company. The Compensation Committee will, as it deems appropriate and equitable, have the right to:

•	proportionately adjust the number and types of shares of common stock (or other securities), exercise price, or performance standards of any or all benefits; and

•
make provision for a cash payment or for substitution or exchange of any or all stock options, in connection with any extraordinary dividend or distribution, reclassification, recapitalization, stock split, reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase or exchange of common stock or securities of the combined company, or similar, unusual or extraordinary corporate transaction or a sale of substantially all of the assets of the combined company.

Amendment of the Long-Term Incentive Plan

The Board of Directors or the Compensation Committee has the right and power to amend the long-term incentive plan, without the consent of the participants. However, the Board of Directors or the Compensation Committee may not amend the long-term incentive plan in a manner which would impair or adversely affect the rights of the holder of an award without the holder’s consent. The combined company will obtain stockholder approval if the amendment increases the number of shares reserved under the long-term incentive plan, if the amendment increases the maximum amount of shares that may be subject to awards to a participant in a year or if the Internal Revenue Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires shareholder approval with respect to the long-term incentive plan or the amendment.

Back to Contents

Termination of the Long-Term Incentive Plan

The long-term incentive plan may be terminated at any time by the Board. Termination will not in any manner impair or adversely affect any benefit outstanding at the time of termination. The long-term incentive plan will expire on the earliest to occur of: (i) December 1, 2016; (ii) the date that is 10 years after the plan is approved by the Millstream II’s stockholders; (iii) the date on which all shares available for issuance under the plan have been issued as fully vested shares; or (iv) the date determined by the Board pursuant to its authority under the plan.

Compensation Committee’s Right to Modify Benefits

Any stock option granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Compensation Committee if and to the extent permitted in the long-term incentive plan, or applicable agreement entered into in connection with an award or with the consent of the participant to whom the award was granted.

Federal Tax Treatment

The long-term incentive plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the long-term incentive plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the combined company, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the combined company’s common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The combined company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the combined company and is reasonable in amount, and either the employee includes that amount in income or the combined company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The long-term incentive plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Internal Revenue Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

Back to Contents

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock options exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the combined company and is reasonable in amount, and either the employee includes that amount in income or the combined company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the long-term incentive plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the long-term incentive plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital

Back to Contents

gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The combined company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize at the time so recognized by the employee, whether upon vesting or grant, if the employee makes the election described above.

Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any taxable income at the time the stock appreciation right is granted.

When the recipient receives the appreciation inherent in the stock appreciation right in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

In general, there will be no federal income tax deduction allowed to the combined company upon the grant or termination of a stock appreciation right. Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Section 409A

Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation which is required to be included in income. Some of the awards to be granted under the long-term incentive plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, the stock appreciation rights that are not payable in shares of the combined company’s common stock. It is the combined company’s intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.

Section 162 Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The combined company intends that options granted to employees whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such options will (and that other awards may be structured in a manner that may) qualify as such “performance-based compensation,” so that such options will not be subject to the Section 162(m) deductibility cap of $1 million and that other performance-based awards under the long-term incentive plan may be structured so as not to be subject to that limitation. Future changes in Section 162(m) or the regulations thereunder may adversely affect the combined company’s ability to ensure that options and other awards under the long-term incentive plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

Back to Contents

Other Information

As the administration of the long-term incentive plan involves discretionary choices by the Compensation Committee, awards to be granted under the long-term incentive plan in 2006 are not now determinable.

Effect of Approval of the Long-Term Incentive Plan

Approval by the stockholders of the long-term incentive plan will permit the Compensation Committee the ability to make equity compensation awards to directors, officers and other key employees and consultants.

Back to Contents

INFORMATION ABOUT SPRINTURF

Business of Sprinturf

General

Sprinturf is a developer, marketer and installer of synthetic turf systems for athletic fields. Sprinturf’s patented synthetic turf system, with Ultrablade™ grass fibers, is comparable to a natural grass playing field in pristine condition. Sprinturf sells its branded products to high schools, colleges and professional sports teams, municipal and government agencies and privately owned athletic facilities. Sprinturf’s customers include the Philadelphia Eagles; Major League Soccer team D.C. United; and universities including The Ohio State University, UCLA, Utah State University, Auburn University and the University of Pennsylvania and more than 150 high schools. During the nine months ended September 30, 2006, Sprinturf generated $28.2 million in revenues compared to approximately $23.4 million during the comparable period in 2005, a 20.5% increase. Net loss from operations decreased to $246,000 for the nine months ended September 30, 2006, an 88% improvement in net loss as compared to a $2.1 million net loss from operations for the comparable period in 2005.

The market for synthetic turf systems for athletic fields is growing rapidly. Based upon a conversation with the head of the Synthetic Turf Council (“STC”), an industry trade group formed to increase the awareness and proliferation of synthetic turf systems and which is in contact with over 50 companies which comprise the Synthetic Turf Council, including the leading manufacturers, suppliers, and installers of synthetic turf systems and consultants and architects to the industry, and a May 2005 article “Artificial Turf Takes Root” published in the Bergen Record, the STC estimates that annual full size installations (fields of approximately 60,000 square feet or more) of synthetic turf for athletic fields in the United States has increased approximately 100% between 2003 and 2005; from approximately 400 installations in 2003 to approximately 800 installations in 2005. According to the research report, “The Global Artificial Grass Market 2005”, AMI Multi-Client Research Report, Bristol, U.K., published in November 2005 by Applied Market Information Ltd., or AMI, a consultant to the global plastics industry, approximately 59 million square feet of synthetic turf, or approximately 780 fields, was installed in 2005 in North America for full size athletic field installations. AMI estimates the market will grow 20% per annum through 2009 to approximately 124 million square feet or approximately 1,600 fields. Sprinturf believes the growth of the synthetic turf systems for athletic fields is driven by a number of factors, including significantly improved safety, “playability”, drainage and durability, and the proliferation of youth, high school, collegiate and club sports. Sprinturf’s primary target customers are the more than 45,000 colleges, high schools and middle schools in the United States, the nearly 90,000 cities, towns, and municipalities, and private sports clubs, many of which have multiple fields. While Sprinturf has installed synthetic surfaces in most states, Sprinturf’s business to date has been concentrated in the Northeast United States, primarily in Pennsylvania, the Western United States, primarily in California and Washington, and in the Southeast, primarily in Georgia.

Based upon published information regarding the number of square feet of synthetic turf installed in 2005, the square feet installed by Sprinturf during such year and information Sprinturf has gathered regarding the square feet of synthetic turf installed by its competitors, Sprinturf’s management believes that it is the third largest developer, marketer and installer of synthetic turf systems for athletic fields in North America. This strong market share position for synthetic turf systems for athletic fields is a result of its innovative products, large number of installations and extensive reference list. Some of Sprinturf’s innovative products include its patented, essentially all-rubber, infill synthetic turf system, its patented shock absorbing pad, and its CoolSpray™ and CoolFill™ products that reduce field temperature. Spinturf’s management believes its essentially all-rubber infill synthetic turf system with Stabilon™ provides benefits when compared to natural grass and other synthetic turf systems, including drainage that allows for playing in virtually all weather conditions, durability allowing for dramatically increased field utilization, ability to be used for multiple sports with minimal maintenance and soft, non-abrasive surface that helps reduce scrapes and rug burns. In addition, an independent study, “Why Measuring Field Hardness Matters”, SportTurf, May 2005, 8-16, by Dr. Charles F. Mancino of Synthetic Testing Services, has shown that all-rubber infill synthetic turf systems have a Gmax rating (a measure of hardness) similar to a natural grass field in pristine condition and which is softer than sand/rubber mixed infill synthetic turf systems. Dr. Mancino’s study was not based on Sprinturf’s actual products, but on an all-rubber infill turf system that is similar to Sprinturf’s products. There is no

Back to Contents

affiliation between Dr. Mancino and Sprinturf and Sprinturf did not directly or indirectly make any payments to Dr. Mancino or the STC. The study did not positively or negatively endorse any products, it only measured the G-Max rating and the implications of different G-Max ratings.

Sprinturf also develops and sells synthetic turf and related synthetic products for residential and commercial landscaping applications. Examples of applications for these products include residential lawns, playgrounds, office park landscaping, median strips, airport medians and military bases. Sprinturf is not required to obtain any special government or regulatory approvals for the installation of its products for residential and commercial landscaping applications, however, some applications are required to meet certain government and regulatory requirements. Sales of these specialty products represented approximately 3% of Sprinturf’s annual sales in the fiscal year ended December 31, 2005. According to AMI in its study “The Global Artificial Grass Market 2005” published in November 2005, the synthetic turf market for residential and commercial landscaping is estimated to be larger than the market for synthetic turf systems for athletic fields.

Sprinturf’s primary business objective is to increase its market share of synthetic turf systems for athletic fields and expand its presence in the synthetic turf market for residential and commercial landscaping. Sprinturf will seek to grow its market share by continuing to provide high performance products and installation services for its customers, increasing its marketing and brand awareness, expanding the geographic penetration of its sales personnel in the United States, increase participation in group buying programs, leveraging its Sprinturf brand to expand its residential and commercial landscaping business and pursuing selective acquisitions.

Specialty Surfaces International, Inc. d/b/a Sprinturf was incorporated under the laws of the Commonwealth of Pennsylvania in 1999. Margit Julicher, the wife of Henry Julicher, Sprinturf’s Chief Executive Officer, owns all of the outstanding capital stock of Sprinturf. Empire & Associates, Inc. was incorporated under the laws of the State of California in 1990 and was acquired by Mr. Henry Julicher in 2002. In August 2006, Sprinturf acquired all of the outstanding capital stock of Empire from Mr. Julicher for the purchase price of $100. Empire performs substantially all of Sprinturf’s California-based projects.

The Synthetic Turf Market

History of Synthetic Turf Industry

The synthetic turf industry began in the early 1960’s with the advent of AstroTurf®. AstroTurf® was essentially a thick nylon “carpet” placed over pavement. AstroTurf®, developed by a subsidiary of the Monsanto Company, The Chemstrand Company, and originally called “chemgrass”, was first installed at Moses Brown School in Providence, Rhode Island in 1964. It gained popularity when it was used as a solution to the inability to grow natural grass in the Houston Astrodome. Professional, college and high school football teams were the early adopters of AstroTurf® because of the durability (no need for practice fields) and low maintenance costs. Wider use of AstroTurf® arose from the construction of multi-purpose stadiums and fields built in the early 1970’s, because of the ease of conversion and durability of AstroTurf®.

Sporting venues that installed AstroTurf® did so with the knowledge that the surface was harder than natural grass, changed game dynamics and caused severe skin abrasions and other injuries to athletes. In the mid to late 1970’s, synthetic turf with “infill systems” was introduced. Early infill systems were dramatically different in design to AstroTurf®. Infill systems were similar to a shag carpet filled with particulate material. These infill systems were intended to soften the playing surface and reduce the propensity for skin abrasions and other injuries. The first material that went into infill systems was sand. While this was a dramatic improvement over AstroTurf®, the all-sand systems tended to harden over time resulting in playing characteristics similar to AstroTurf®.

The enactment of Title IX in 1972 coupled with the general growth in collegiate and high school athletic programs during 1980’s and the 1990’s brought significant new challenges as the demand for access to fields overburdened many institutions’ resources. The result was a steady decline in field quality due to overuse of natural grass fields. Having recognized the problems created by these increased demands, synthetic turf developers expanded their research to produce safer synthetic turf playing surfaces that minimized changes in game dynamics.

In the 1980’s, the industry developed synthetic turf systems with longer and more thinly spaced “grass blades” and added rubber to the infill mix. As the industry matured, some synthetic turf companies

Back to Contents

experimented with adding more rubber to the infill mix, replacing sand, which reduced the hardness of the playing surface. Crumb rubber, a product made from recycled automotive tires and the primary rubber used in synthetic turf systems, has significantly less mass than sand and did not have sufficient weight to hold a field in place. Thus, these fields experienced stability problems, including buckling and creasing, due to expansion and contraction caused by heating and cooling of the playing surface.

In 2000, Sprinturf addressed the stability problem by utilizing a patented multi-layered backing of woven and non-woven materials called Stabilon™ in connection with an essentially all-rubber infill system. This system created dimensional stability that prevented movement of the synthetic turf and allowed, for the first time, essentially all-rubber infill synthetic turf systems to be used without buckling and creasing of the playing surface.

These innovations and other advancements in the design and implementation of synthetic turf have produced a synthetic playing surfaces that are comparable to that of a natural grass field in pristine condition. School administrators, athletic directors, coaches and athletes have embraced these advancements in synthetic turf. Based upon conversations with the Synthetic Turf Council and a May 2005 article, “Artificial Turf Takes Root”, published in the Bergen Record, the Synthetic Turf Council estimates annual full size installations (fields of approximately 60,000 square feet or more) of synthetic turf for athletic fields in the United States has increased approximately 100% between 2003 and 2005; from approximately 400 installations in 2003 to approximately 800 installations in 2005.

Synthetic Turf Market Size and Dynamics

The synthetic turf market is segmented into athletic fields and residential and commercial landscaping. According to AMI’s study, “The Global Artificial Grass Market 2005” published in November 2005, the athletic fields segment represents approximately 35- 40% of the overall synthetic turf market. AMI estimates the global market for all synthetic turf was approximately 505 million square feet in 2005 and has grown approximately 20% per annum from 2001 to 2005.

The EMEA (Europe, Middle East, Africa) market is the largest regional market for synthetic turf athletic fields, and almost two times the size of the North American market based on square feet installed. AMI estimates installations of synthetic turf for all contact sports totaled approximately 134 million square feet in 2005, and have grown approximately 18% per annum from 2001 to 2005. The EMEA synthetic turf market is estimated to grow approximately 10% per annum through 2009.

Sprinturf primarily operates in the United States, although from time to time it has sold and installed synthetic turf fields in the EMEA market. AMI estimates installations totaled approximately 71 million square feet. AMI further estimates the market for major installations will grow 20% per annum through 2009 to approximately 124 million square feet or approximately 1,600 fields.

Sprinturf believes the growth in synthetic turf for athletic fields is driven by a number of factors. These factors include:

•	Significantly improved safety of the product compared to AstroTurf® and original infill system fields;

•	Improvements in synthetic turf systems’ “playability” approaching that of a natural grass surface;

•	Improved drainage allowing for play in virtually all weather conditions;

•	Improved durability, allowing for significantly increased utilization;

•	Increased participation in youth, high school and collegiate athletics;

•	Title IX requirements;

•	Lower annual operating and maintenance costs;

•
Favorable environmental aspects such as eliminating water usage and chemicals and fertilizer, and utilizing recycled tires for the infill (approximately 20,000 tires are recycled for a synthetic turf field);

•	Potential income opportunities through rental and tournament play; and

•	Increased participation in private and club sports for youth and adults.

Back to Contents

Synthetic turf is also gaining acceptance in a number of applications such as playgrounds, residential and commercial landscaping and airport and highway medians. AMI estimates the North American residential and commercial landscaping synthetic turf market is larger than the sports field segment. AMI estimates this market will grow at similar rates as the sports field segment through 2009.

According to AMI’s study, “The Global Artificial Grass Market 2005” published in November 2005, there are 25 to 30 companies selling artificial grass. The AMI study indicates that the ‘main producers’ of artificial grass in the North America include Fieldturf International, Inc., Sportexe Construction Services, Inc., Sprinturf, General Sports Venue, and A-Turf. Sprinturf believes that it has a 10-15% market share based upon the AMI study and the number of square feet that Sprinturf installed in 2005.

Barriers to Entry

The industry can be characterized as having moderate barriers to entry. Customers purchasing synthetic turf for athletic fields make a large investment, both monetarily and in the health and safety of their athletes, and want to be assured of the quality of the product they are purchasing. Customers rely on the expertise of the company installing the field to recommend and properly install the most appropriate playing field based on the level of its athletes and its sporting uses.

Some of the customer requirements that create barriers to entry include:

•	High number of installations previously completed;

•	Substantial reference list from previous customers; and

•	Financial ability to support third party warranty insurance and bonding requirements.

Business Objectives and Growth Strategy

Sprinturf’s primary business objective is to increase its market share by focusing on providing high performance products and services for the best value to its customers. In order to increase its market share, Sprinturf needs to grow in excess of the forecast market growth rate of 20%, as estimated by AMI. Sprinturf has identified the following areas as keys to its growth strategy.

Increase Marketing Efforts and Improve Brand Awareness

Sprinturf’s management estimates that it bids on less than one half of the full size athletic field installations in the United States Sprinturf believes that if it establishes a more nationally known brand name it could significantly increase the number of field installations it bids on and thereby increase its sales. Sprinturf intends to increase advertising and marketing efforts and more aggressively market its patented essentially all-rubber infill synthetic turf system and its high visibility installations. Sprinturf will attempt to improve its brand awareness by seeking additional league sponsorships, holding coaching seminars, conducting direct mailing programs and expanding other marketing initiatives. Sprinturf plans to hire an experienced marketing professional to lead this brand awareness campaign.

Increase North American Geographic Penetration

Although Sprinturf’s business is not currently limited to certain geographic areas, historically, Sprinturf has focused its sales efforts in select areas of the Northeast, West Coast and Southeast regions of the United States. Only recently has Sprinturf begun to focus its sales presence in the Midwest and Southcentral United States. The placement of an increased number of dedicated sales professionals in geographic locations where Sprinturf does not have a strong presence should enable it to be aware of and participate in the bid process for many additional projects.

Group Buying Programs

Sprinturf has increased its sales and market penetration through the participation in group buying programs. Through approved vendor programs such as the General Services Administration, or GSA, with the United States government, the California Multiple Award Schedule, or CMAS, in California, and COSTARS

Back to Contents

in Pennsylvania, Sprinturf has simplified the buying process for its customers and expanded its potential market. Sprinturf is committed to growing these programs to include other governmental and commercial organizations.

Expansion into Residential and Commercial Landscape Applications

Synthetic turf and related synthetic products are used for residential and commercial landscaping applications. Examples of these applications include residential lawns, playgrounds, office parks landscaping, and highway and airport medians. Sprinturf intends to leverage its brand name from athletic fields and increase its sales and marketing efforts to expand its residential and commercial landscaping business.

Pursue Selective Acquisitions

Sprinturf competes in a highly fragmented market, which is characterized by many local and regional installers. Sprinturf intends to evaluate potential acquisition targets that would increase its presence in regions where it does not have strong sales presence. Sprinturf has not had any discussions or negotiations with potential acquisition targets. An acquisition may be completed by paying cash or issuing securities of the company, or any combination of these.

Products

Athletic Fields

Sprinturf’s principal product is an essentially all-rubber infill synthetic turf system using Stabilon™ backing and a vertical drainage system for athletic fields. Sprinturf has developed quality products by recognizing the problems of past products and identifying improvements. Sprinturf works closely with engineers and suppliers to design and develop synthetic turf and synthetic turf systems that seek to deliver the highest performance possible. Sprinturf designs its synthetic turf systems to obtain the following characteristics:

•	Gmax ratings (measure of hardness) comparable to natural grass in pristine condition;

•	Efficient drainage in the turf and the field base to allow playing in virtually all weather conditions;

•	Non-abrasive turf “blades” and infill to reduce scrapes and burns;

•	Durability of turf to allow for maximum utilization over a long period of time; and

•	Ultraviolet protection of turf to maintain its natural grass color and characteristics over time.

Sprinturf’s synthetic turf systems include a specific, process-driven installation method, a comprehensive drainage system, turf backing which provides dimensional stability, proprietary “grass” fibers and infill material. Sprinturf differentiates its products through the patented essentially all-rubber infill system with Stabilon™, and its Ultrablade™ “grass” fibers.

Sprinturf markets four product lines: Ultrablade™, Ultrablade™ M, Ultrablade™ DF and MP. Each product can be customized within a range to meet the needs of each customer. Sprinturf consults with its customers to select and install the most appropriate field, which depends on the field’s use (soccer, football, field hockey, lacrosse, multi-use), climate conditions, competition level (professional, collegiate, high school, youth) and budget.

The primary raw products Sprinturf needs for its products are fiber and rubber. Sprinturf currently relies primarily on one supplier to supply all of the fiber required for its products. This fiber is an essential element in Sprinturf’s synthetic turf systems. Although there are alternative fiber suppliers in the industry who could supply a sufficient amount of fiber to meet Sprinturf’s requirements, Sprinturf may not be able to source a sufficient amount of fiber from an alternative supplier on a timely basis or of a substantially equal quality. Any material disruption in the supply of this fiber could have a material adverse effect on Sprinturf’s business and results of operations. Sprinturf relies upon several different suppliers to supply the rubber it needs for its products. Sprinturf has not, to date, experienced any significant delays in obtaining the raw materials it needs for its products.

Back to Contents

Sprinturf markets its products under the Ultrablade™ and MP names. Below are the primary characteristics of these products.

	Ultrablade™	Ultrablade™ M	Ultrablade™ DF	MP

Fiber type	Parallel fibrillated polyethylene	Monofilament tape	Multi fiber—fibrillated and monofilament	Honeycomb fibrillated polyethylene

Face weight	34 – 60 ounces/sq. yd.	34 – 48 ounces/sq. yd	44 – 56 ounces/sq. ft.	36 ounces/sq. ft.

Pile height	2 1/4”	2 1/4”	2 1/4”	2 1/4”

Gauge width	3/8”	3/8” or 3/4”	3/8”	3/8”

Tufting construction	Twisted	Bundled	Twisted and Bundled	Twisted

Primary backing	Stabilon™	Stabilon™	Stabilon™	Stabilon™

Layers	2 or 3 woven/non-woven	3 woven/non-woven	3 woven/non-woven	2 woven/non-woven

Weight	Min. 10 ounces/sq. yd.	Min. 10 ounces/sq. yd.	Min. 10 ounces/sq. yd.	Min. 8 ounces/sq. yd.

Secondary backing	Heat activated polyurethane	Heat activated polyurethane	Heat activated polyurethane	Heat activated polyurethane

Weight	20 to 28 ounces/sq. yd.	28 ounces/sq. yd.	28 ounces/sq. yd.	18 – 20 ounces/sq. yd.

Infill type	All-rubber / sand and rubber	All-rubber / sand and rubber	All-rubber / sand and rubber	All-rubber / sand and rubber

Infill amount	3 – 4.5 lbs/sq. ft.	3 – 4.5 lbs/sq. ft.	3 – 4.5 lbs/sq. ft.	3 – 4.5 lbs/sq. ft.

Ultrablade™

Sprinturf’s Ultrablade™ is its flagship product introduced in 2003. This parallel fibrillated product is extremely durable and soft. Parallel fibrillated fibers are wide ribbons (approximately 3/8” wide) when initially installed. During the infill installation process the fiber is combed or brushed causing it to fibrillate into 5 to 7 smaller, more natural looking fibers. More importantly, during this fibrillation process the portion of the fiber that is below the rubber surface “blooms” or spreads open, creating a strong nesting system which plays a significant role in holding the infill material in place significantly reducing “fly-out” of infill material.

Ultrablade™ M

Ultrablade™ M, or monofilament fiber, is one of Sprinturf’s most recent product introductions. Recent improvements in the durability of monofilament fiber have resulted in its increased popularity. There are two types of monofilament fibers—spinneret and tape. Spinneret fibers are made like spaghetti with each strand extruded individually through a small hole. Monofilament tape is made by extruding a large thin sheet of polyurethane fiber and slicing off narrow strands.

Ultrablade™ DF

Ultrablade™ DF, or dual fiber, is Sprinturf’s latest product offering utilizing both its standard parallel fibrillated and monofilament fiber. The combination of the two fibers is designed to reduce “fly-out” of the infill material.

Back to Contents

MP

MP is Sprinturf’s budget line. Prior to the introduction of Ultrablade™, this was Sprinturf’s primary product with installations throughout the United States. The MP line is a cost-effective fiber for a synthetic turf system.

CoolFill™ and CoolSpray™

Sprinturf’s CoolFill™ and CoolSpray™ technologies help reduce heat on the synthetic playing surface. CoolFill™ reduces the temperature of playing surfaces by up to 30% by using light colored granulated rubber infill instead of traditional black rubber infill. CoolSpray™ is a specially designed sprinkler system installed along the field’s perimeter, which can cool a field in approximately fifteen minutes without compromising the surface’s footing.

Specialty Products

In addition to Sprinturf’s synthetic turf for athletic fields, Sprinturf also develops and sells synthetic turf and other synthetic products for the residential and commercial landscaping industry. Sprinturf sources its specialty products from a number of suppliers. Sprinturf does not have any supplier concentration or material availability issues regarding these specialty products. Sprinturf does not have any major customers of its specialty products. Sprinturf typically sells its specialty products to its customer and the customer, through third party contractors or otherwise, is responsible for installation. In some instances, however, at the request of a customer, Sprinturf will install its specialty products. Products offered include:

Product	Description

LawnScape™	Synthetic turf for home lawns, median strips, and office parks, among other things. This is a polyethylene slit-film fiber with rubber infill.

SafTurf™	Synthetic grass-like playground surface. This unique safety system is designed to protect children from impact injuries and eliminates the problem of children dragging mud, sand or wood chips into the home or classroom. To ensure adequate fall protection, SafTurf™ is compliant with ASTM (American Society for Testing and Materials) F1291 testing safety criteria. SafTurf™ is a polyethylene slit film fiber with rubber infill.

SkyTurf™	Lightweight non-infill turf used on decks and high rise buildings because of its aesthetic value combined with the ability to reduce internal temperature of buildings. SkyTurf ™ also helps reduce noise levels, and creates added recreational areas when rubber infill is added.

RubbaMulch	Made of recycled tires, RubbaMulch is designed to look like real wood mulch, but lasts substantially longer than organic mulches. RubbaMulch helps soil retain moisture vital to plants, shrubs and trees, and will not mold or decompose. It retards weed growth and will not blow away or provide nesting for mosquitoes, termites, or other landscape pests.

GolfGrass	Utilizes a blend of components designed to simulate the playing characteristics of a well-maintained natural turf. Used for a putting surface or a maintenance free tee-line on a driving range. GolfGrass is a nylon monofilament fiber with sand infill.

Patents

Sprinturf owns two patents relating to its synthetic turf systems. One patent is for the essentially all-rubber infill synthetic turf system with the Stabilon™ backing. Sprinturf also recently acquired a patent for a shock absorbing pad to be installed beneath the synthetic turf system. Sprinturf believes that these patents, combined with other non-patented products it has developed, enable Sprinturf to position itself as a leading quality developer, marketer and installer of synthetic turf systems. The following is a detailed description of the patents.

Back to Contents

“645” Patent

This patent, which expires in 2018, enables significantly improved dimensional stability for essentially all-rubber synthetic turf infill systems used for athletic and landscape applications. Dimensional stability, which is essential for athletic applications, is achieved by combining a primary backing, through which synthetic fibers are tufted, and a secondary backing. The primary backing is a fabric backing of non-woven and woven materials (one or more layer of each). The secondary backing coats the back of the primary backing covering the fiber stitches thus securing or “gluing” the fibers in place.

The resulting layering of woven and non-woven material with the coating results in a turf that is dimensionally stable—vertically, horizontally and diagonally. The dimensional stability prevents the turf from expanding, contracting, buckling or creasing even in extreme weather conditions such as heat and cold. Sprinturf markets this backing system under the Stabilon™ brand name.

The non-woven fabric layer of the primary backing has a heavy weight polymetric coated backing and incorporates a spun-bound material which offers exceptional dimensional stability to prevent wrinkling. The spun-bonded, non-woven backing is made of absorbent polymers such as nylon and polyester which absorb the liquid-applied secondary backing. The non-woven backing is then bonded to a standard woven backing, which also includes a layer of felt.

A secondary backing consisting of a liquid urethane or styrene butadiene (typically used in a carpet coating process) is then applied by spray coating, to bind the synthetic fibers to the non-woven/woven primary backing and add strength and stiffness to the carpet. The non-woven material is a very open grid which allows the liquid secondary backing to pass through to the highly absorbent felt side of the primary backing thus creating a double backing which can absorb much higher weights of carpet coating polymers, adding strength and stiffness to the carpet.

“721” Patent

This patent, which expires in 2015, is a shock pad which is an absorbing underlayment that is installed beneath synthetic turf playing surfaces. The underlayment is made by combining shredded recycled tires, with tire cord included, with an inorganic-base binder which allows the material to sustain its composition under extreme wet conditions. This allows the underlayment to be poured in place as an in-situ form rather than pre-manufactured panels having joints and seams like other underlayments.

Because of the high drainage performance of the shock absorbing underlayment, the use of stone aggregates in the base of a field may be eliminated. Sprinturf’s management believes the elimination of aggregates will result in material cost savings for the company. Another benefit of the shock absorbing underlayment is maintaining a consistent Gmax over the life of the turf system. Because of the consistent Gmax, synthetic surfaces can be designed with shorter fibers and less infill which can result in faster playing surfaces without compromising safety.

Business Operations

Sprinturf develops, markets and installs synthetic athletic turf systems and, to a lesser, extent develops and markets synthetic turf systems and other related products for residential and commercial landscaping applications.

Product Development

Sprinturf is active in new product development by recognizing problems of past products and identifying improvements. They also regularly consult with leading coaches, athletic directors and business managers from schools across the country to get a better understanding of issues they face and discuss the potential solutions. Although Sprinturf has not incurred any material amount for dedicated product research and development, Sprinturf works closely with engineers and suppliers to design and develop synthetic turf and turf systems that deliver the highest performance. Sprinturf has successfully partnered with its suppliers to jointly develop advanced synthetic turf technology to ensure realistic playing surfaces. This is evidenced by Sprinturf’s strategic acquisition of the two patents relating to its synthetic turf systems. The significant

Back to Contents

investment in these two patents enables Sprinturf to position itself as a leading quality developer, marketer and installer of synthetic turf systems.

Sales and Marketing

Sprinturf relies upon a network of in-house and field sales representatives, trade shows, league sponsorships, media advertising, direct mailings and Internet to generate customers and increase brand awareness.

Sales and Marketing Organization.     Sprinturf has twelve full time sales professionals covering the United States and Puerto Rico. Sprinturf also utilizes a team of six part-time sales representatives. Sprinturf’s sales personnel are aligned by geographic regions. Additionally, Sprinturf employs eight in-house sales and marketing professionals who utilize a variety of methods including phone, Internet and direct mailing.

Sales Process.     Sprinturf encounters different types of sales processes for public and private institutions. For public customers, such as school districts, municipalities and other governmental agencies, Sprinturf typically participates in a public bidding process, where pricing is a principal competitive factor. Historically, public customers have accounted for approximately 85% of annual sales. In a typical public bidding process, the public institution provides bidding specifications to Sprinturf and other potential synthetic turf suppliers. The bidding requirements include synthetic turf specifications, details on the layout of the field, warranty requirements and other specifications on the selling and installing company. Through the sales process, Sprinturf seeks to educate architects, consultants and other decision- makers involved in the design and bidding process to ensure that project specifications include appropriate product features consistent with Sprinturf’s products. The contracts are typically awarded on the basis of bid requirements and price.

The contract for selling and installing synthetic turf may be included in a broader contract for refurbishing a track, bleachers or lighting around the field. On these occasions, Sprinturf prefers to bid as a subcontractor for the synthetic turf installation in order to focus on its core products and expertise and minimize working capital requirements. When required, however, Sprinturf will bid as the general contractor. For the year ending December 31, 2005, approximately 20% of the contracts awarded to Sprinturf were as a general contractor, down from approximately 80% from the year ending December 31, 2003.

In California and Pennsylvania, Sprinturf was awarded special state contracts that enable it to win synthetic turf installations on a “no bid” basis. In California, Sprinturf has been part of the state’s group buying program, CMAS, since 2004. In order to be eligible to become a CMAS vendor, Sprinturf was required to be an approved GSA vendor. Sprinturf became a GSA approved vendor in 2003 and filed a Small Business Certification application with the Department of General Services, Procurement Division in Sacramento, California. Sprinturf was accepted into the CMAS program in 2004. Under the CMAS program, Sprinturf has pre-negotiated a price per square foot which it is permitted to charge California state and municipal institutions for synthetic turf installations. The institutions can contract with Sprinturf directly on a no bid basis, so long as Sprinturf does not charge a price in excess of the price negotiated with the state of California. Sprinturf needs to reapply in August 2008 to be able to maintain its status in CMAS. Sprinturf has been part of a similar group buying program in Pennsylvania called COSTARS. Sprinturf’s COSTARS status was earned through a public bid process through the Department of General Services of the State of Pennsylvania, Bureau of Procurement. Sprinturf will be required to renew its COSTARS status in November 2007. Sprinturf is also an approved vendor with the U.S. General Services Administration, or GSA, the federal government management agency that sets policy in Federal procurement management. To obtain this status, Sprinturf filed an application along with attachments such as product price list, report of sale, purchase agreement, warranty provisions and business size with the GSA office in Arlington, Virginia. The GSA program enables Sprinturf to secure federal government synthetic turf projects for customers such as the Department of Defense, Department of Homeland Security and the various branches of the Armed Forces. Sprinturf gained acceptance into the GSA program in 2003 and must reapply in May 2008 to continue in the program. Sprinturf does not expect the merger transaction to have any impact upon its participation in CMAS, COSTARS or the GSA programs. Sprinturf’s sales from the CMAS buying program accounted for 16% of its sales for the nine months ended September 30, 2006. The COSTARS and GSA buying programs accounted for less than 5% of Sprinturf’s sales for the nine months ended September 30, 2006.

Back to Contents

Marketing.     Building brand awareness and promoting Sprinturf’s products and successes are the key components of Sprinturf’s marketing strategy. Sprinturf positions its synthetic turf systems as the highest quality and safest product on the market. As part of this strategy, Sprinturf markets itself as a leading supplier of synthetic athletic fields for local communities, high schools, colleges and professional sports teams. Sprinturf actively seeks sponsorships, endorsements and certifications from professional sports leagues and federations to boost its brand recognition. Sprinturf is currently the official sponsor for the following entities:

•	The United Soccer League (110 pro and semi-pro teams and over 800 elite youth teams);

•	U.S. Lacrosse, the governing body for lacrosse in the United States; and

•	California Community Colleges Commission on Athletics.

The benefits of being an official sponsor of those athletic organizations relate to Sprinturf’s ability to use those affiliations in its promotional and marketing materials as well as the prestige of being associated with those entities. It does not necessarily offer special status in obtaining contracts with those organizations.

Sprinturf also promotes its products through a variety of advertising and promotional campaigns and activities including:

•	Participating in industry trade shows and conferences;

•	Direct mailings to professional, college and high school athletic programs;

•	Advertising through its website (www.sprinturf.com) and utilizing sponsored internet search engines; and

•	Advertising in trade publications.

Sprinturf has also developed its Marketing and Brand Awareness (MBA) Program to increase brand awareness. Utilizing the MBA program, Sprinturf provides sales discounts to prospective customers in exchange for certain marketing considerations such as stadium signage, on-field logos and program guide advertising. Sprinturf typically offered participation in its MBA program to customers who have a high regional or national visibility and/or who have a history of high attendance at their events. The discount offered to MBA program participants was between 50% and 67% of Sprinturf’s regular price in 2005. Sprinturf offered such significant discounts in 2005 because Sprinturf had a financial arrangement with an unrelated third party who agreed to reimburse Sprinturf the amount of the discount. In 2005, MBA program participants accounted for approximately 793,000, or 13%, of the square feet of synthetic turf Sprinturf installed in that year and 9% of its revenue. Sprinturf has not sold any synthetic turf systems through its MBA program in 2006. Sprinturf does not believe that the MBA program will be a significant part of its marketing efforts in the future. To the extent the MBA program is continued in the future, discounts will likely be between 10% and 20%, as Sprinturf does not anticipate entering into any other financial relationships with third parties to reimburse it for the discounts.

Installation

The installation process is separated into four phases: sub-base preparation, base installation, turf layout and infill topdressing. Sprinturf does not perform sub-base preparation or base installation. General contractors are typically hired by Sprinturf’s customers to perform this work to agreed upon specifications.

In sub-base preparation, the topsoil is removed and a sub-base four to eight inches deep is dug (depth can depend on local storm water management requirements). A permeable geotextile fabric is then laid over the entire sub-base. This prevents soil from leaching upward contaminating the surface while at the same time permitting water to percolate into the soil. Then, specially designed drainage pipes (panel drains) are installed on top of the geotextile liner in a herringbone or “barber pole” fashion.

In base installation, a 4” layer of gravel or crushed stone is laid down over the entire sub-base with a 2” layer of finely crushed stone on top. The stone base is then laser graded a half a degree and the base is now ready for the turf. In certain future new installations, Sprinturf anticipates replacing some or all the gravel

Back to Contents

and finely crushed stone with its shock absorbing underlayment, or pad produced under the 721 patent, which is a thick rubber subfloor material.

The turf layout phase consists of rolling out the synthetic turf with the Stabilon™ backing onto the base in 15’ wide rolls starting in the center of the field and moving towards either end. The rolls are secured together through either a gluing or sewing process. Any permanent lines such as hash marks, goal boxes, numbers, logos or end-zone letters, etc. are manually cut-out and inlaid by hand and attached with the specially designed glue.

The infill is spread once all the inlays have been completed and the surface is secured to a “nailer” (which runs the entire perimeter of the field). The infill is spread onto the field in six to eight “lifts” or passes.

SPRINTURF®
Base and Drainage System

2 1/4" Polyethylene Fiber
All Weather Synthetic Track
Turf Ramset
Asphalt Wearing Course
Asphalt Binder Course
Graded Aggregate (Stone)
Compacted Subgrade
Concrete Curb
Corrugated Perforated Plastic Pipe
100% All-Rubber Infill or Sand/Rubber Infill
Inlaid Lines
Fine Aggregate (Stone)
Stabilon Backing
Base Aggregate (Stone)
Geotextile Liner
Perforated Panel Drain w/ Geotextile Wrap

Sprinturf has 14 full-time turf installation supervisors that are responsible for supervising all aspects of the installation process including quality, delivery and performance of the installed synthetic turf. Other installation employees, who tend to have experience in the turf industry, are hired on a seasonal basis. Sprinturf has a successful track record in retaining many of the same seasonal installation crews from year to year.

Customers

Sprinturf has sold and installed approximately 250 synthetic turf fields to a wide array of customers. Customers include: professional sports teams; colleges and universities; high schools; local municipalities; private recreational facilities and the United States government agencies. Although no one customer accounted for more than 5% of 2005 annual sales, the following list provides a sample client representation:

Professional Sports Teams:

•	Philadelphia Eagles, Philadelphia, PA

Back to Contents

•	DC United, Washington, DC

Colleges and Universities:

•	The Ohio State University, Columbus, OH

•	Auburn University, Auburn, AL

•	UCLA, Los Angeles, CA

•	University of San Diego, San Diego, CA

•	Temple University, Philadelphia, PA

•	Fairfield University, Fairfield, CT

•	University of Pennsylvania, Philadelphia, PA

•	University of Montana, Missoula, MT

High Schools:

•	Salinas High School, Salinas, CA

•	Radnor High School, Wayne, PA

•	Canton Central Catholic, Canton, OH

•	Friends Select School, Philadelphia, PA

•	Granada Hills High School, Granada Hills, CA

•	Gilroy High School, Gilroy, CA

Municipal and Private Recreation Facilities

•	Sports Zone, Northumberland, PA

•	The Soccer Coliseum, Teaneck, NJ

•	Peninsula YMCA, Point Luma, CA

•	City of Trumbull, Trumbull, CT

Competition

The market for synthetic turf is competitive. While some of Sprinturf’s competitors, including Fieldturf—Tarkett AG, have greater financial resources, purchasing power and advertising budgets, the majority of Sprinturf’s competitors are of a similar or smaller size and financial resources. Sprinturf believes that it can compete effectively with some or all of its competitors because it:

•	has a patented essentially all-rubber infill synthetic turf system, which is comparable to a natural grass field in pristine condition;

•	has installed approximately 250 fields and has an extensive reference list;

•	has competitively priced products;

•	has a sales force with a broad geographic reach; and

•	offers its customers a third party insured warranty from an “A” rated insurance company.

Sprinturf’s principal competitors include the following companies:

•	Fieldturf International, Inc.

•	Sportexe Construction Services, Inc.

•	General Sports Venue, an affiliate of General Sports & Entertainment LLC

Back to Contents

•	A-Turf, part of the Dodge-Regupol Group of Companies

Sprinturf believes that the principal competitive factors in the synthetic turf market include: identifying and attracting new customers, building relationships with professional service companies within the industry such as architects and consultants, receiving endorsements from influential sports leagues and associations, responding to specific customer needs and product specifications, pricing, particularly in public bids, identifying and conveying its product differentiation, maintaining and improving the overall quality and breadth of product offerings, and continuing to provide expert installation. While all of the factors listed above result in a competitive market, many customers place primary importance on price, particularly those customers that involve a public bidding process. Sprinturf believes that it competes effectively in many of these areas because of its:

•	strong brand recognition, supported by a growing reference list;

•	extensive expertise in the installation and delivery process;

•	expanding network of sales representatives and distributors; and

•	significant investment in advanced synthetic turf technology to ensure realistic playing surfaces.

Legal Proceedings

The following litigation is outside the ordinary course of Sprinturf’s business and, if decided adversely to Sprinturf, could have a material adverse effect on Sprinturf’s financial condition:

On June 13, 2006, Fieldturf filed a complaint in the United States District Court for the Eastern District of Pennsylvania against Sprinturf. Fieldturf has claimed that publication of a press release by Sprinturf was defamatory to Fieldturf. The press release announced that a study conducted by a third party claimed that sand in synthetic turf infill systems increased the likelihood of bacteria growth in or on a playing field which, in turn, could increase the risk of staff infections developing in athletes using the field. Neither the press release nor the study mentioned Fieldturf. Fieldturf has also claimed that Sprinturf fraudulently induced customers to purchase turf systems from it by offering discounts through its marketing and brand awareness program and then not actually providing these discounts to its customers. Fieldturf is seeking is seeking damages for lost profits in excess of $100,000.

On February 27, 2004, Sprinturf filed a patent infringement action against Sportexe Construction Services, Inc. et al. (“Sportexe”) in the United States District Court for the Western District of Pennsylvania claiming that Sportexe’s all-rubber turf system infringes Sprinturf’s 645 Patent (U.S. patent no. 5,967,645). Sprinturf is seeking treble damages and prejudgment and post-judgment interest and costs. Sportexe has filed a counterclaim challenging the validity of the 645 patent. In its counterclaim, Sportexe claims that someone other than the named inventors actually invented the system. Sprinturf believes that it will be successful in defending its patent because, among other reasons, it has successfully litigated the issues in this case in another matter. Sprinturf is currently involved in negotiations to settle this suit, although there can be no assurances that a settlement will be reached.

Four former employees filed suit against Sprinturf and Messrs. Julicher, Levine and Cheskin in the Court of Common Pleas of Philadelphia on February 10, 2006. Each employee contends that Sprinturf has failed to pay wages and expenses allegedly due in connection with their employment. The plaintiffs have asserted claims under Pennsylvania wage collection laws, as well as for breach of contract, an accounting, quantum meruit, fraud and promissory estoppel. Plaintiffs are seeking monetary damages in an amount in excess of $50,000 and an accounting of all wages paid plaintiffs and other similarly situated employees for three years preceding the filing of the lawsuit.

On August 29, 2006, a former employee of Sprinturf filed an administrative complaint with the Pennsylvania Human Relations Commission and the Equal Employment Opportunity Commission against Sprinturf and Mr. Julicher alleging a hostile work environment gender discrimination and retaliation. The relief sought in this matter is the elimination of all unlawful discriminatory practices and procedures, the remedy of the discriminatory effect of past practices and procedures and the making whole of the former employee. The plaintiff alleges an unspecified amount in damages in this matter.

Back to Contents

Employees

As of November 13, 2006, Sprinturf had 113 employees. Sprinturf has 18 full-time sales and customer service professionals, 30 operations personnel, five administrative personnel and 104 installers. Sprinturf expects to employ additional personnel as it expands its operations and sales activities. Sprinturf believes that its employee relations are good. Sprinturf is a party to a collective bargaining agreement with The Metropolitan Regional Council of Philadelphia and Vicinity United Brotherhood of Carpenters and Joiners of America (Resilient Flooring Association). Its relationship with this union is satisfactory.

Facilities

Sprinturf currently leases approximately 11,000 square feet of office space in Wayne, Pennsylvania under a lease terminating on February 28, 2011 and leases approximately 8,000 square feet of warehouse space in Phoenixville, PA under a lease that is renewable every six months.

Sprinturf Background

Sprinturf is an S Corporation organized in October 1999 under the laws of the Commonwealth of Pennsylvania. The present business of Sprinturf commenced in 1999.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with Sprinturf’s audited combined financial statements for the years ended December 31, 2005, 2004 and 2003 and the related notes and Sprinturf’s unaudited consolidated financial statements for the nine months ended September 30, 2006 and the related notes thereto included elsewhere in this proxy statement. The combined financial statements of Sprinturf included elsewhere in this proxy statement include the results of Sprinturf and Empire.

Sprinturf’s business has grown entirely through organic growth. Sprinturf derives its revenues from the sale and installation of synthetic turf systems for athletic fields. As a product development, sales and installation company, Sprinturf is very labor intensive and its cost of sales is mostly variable. Sprinturf is not a very capital intensive business as it outsources the manufacturing of synthetic turf. Sprinturf’s future success is dependent on its ability to provide outstanding products and services to its customers, retain qualified and productive employees, identify business opportunities, secure new sales and installation opportunities, and execute project costs effectively. Sprinturf’s ability to generate income from operations in the future is dependent on its ability to generate revenue and install synthetic turf systems efficiently and cost effectively and control selling, general and administrative expenses. The most significant financial risks Sprinturf faces in generating operating income in the future are the price it receives for selling its products, its costs of synthetic turf and rubber and its labor costs, which are influenced by the efficiency of installations.

Sprinturf has experienced significant revenue growth over the last three years and expects this trend to continue. This growth has been fueled by the conversion of natural grass athletic fields to synthetic turf systems, specifically at the high school and collegiate level. The trends of increased utilization of athletic fields due to the proliferation of athletic activities, the continued implementation of Title IX and the improved economic benefits associated with synthetic turf fields have been a major driver in the high growth in the synthetic turf system market. While Sprinturf expects these trends to continue, it cannot be certain that the market will continue to grow at a pace consistent with recent historical growth.

Sprinturf has experienced liquidity constraints over the past three years as a result of its rapid growth and some strategic decisions to sell certain synthetic turf systems at discounts to improve its brand awareness. The significant discounts, approximately 50% - 67% off its typical selling price, Sprinturf offered in 2005 were the result of a financial arrangement Sprinturf had with an unrelated third party who agreed to reimburse Sprinturf the amount of the discounts. Sprinturf believes this third party owes the company approximately $3.1 million for unpaid discounts. Sprinturf does not anticipate it will offer such significant discounts in the future because Sprinturf is now a more prominent and established brand in the industry and because of the risk and negative cash flow and income implications to the company of entering into similar financial arrangements with unrelated third parties. Sprinturf believes the reduced dependence on offering discounts

Back to Contents

should increase revenues in the future as Sprinturf believes it can sell its products at full price to customers it may have offered discounts to historically.

Sprinturf’s business is very seasonal as most of its customers prefer the synthetic turf systems be installed during the summer months when school is not in session and the fields are less utilized. Accordingly, Sprinturf generates nearly half of its revenues in its fiscal third quarter. During its high installation months, Sprinturf hires seasonal employees to efficiently manage its installations.

As of September 30, 2006, Sprinturf had an accumulated deficit of $5.5 million. On August 11, 2006, Sprinturf entered into the merger agreement with Millstream II and on November 15, 2006 Sprinturf entered into amendment no. 1 to the merger agreement with Millstream II. Under the terms of this agreement, assuming minimum approval of the Millstream II stockholders, Sprinturf will receive $10.2 million in cash. Sprinturf’s management believes this cash is sufficient to run the operations of the company. However, if Sprinturf continues to not be profitable, it may need to seek additional financing in the future. There can be no assurances that such additional financing will be available on favorable terms, if at all. Failure to secure additional funding may have a material adverse effect on Sprinturf’s business and results of operations.

Critical Accounting Estimates

Sprinturf’s combined financial statements have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of these combined financial statements in conformity with U.S. generally accepted accounting principles requires Sprinturf’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the combined financial statements, and also affect the amounts of revenues and expenses reported for each period. Sprinturf utilizes estimates in assessing its exposure to insurance claims that fall below policy deductibles, in assessing its litigation and other legal claims and contingencies, in recording its allowance for doubtful accounts, in determining the accrued warranty liability and in determining cost to complete under the percentage-of-completion method of accounting for contracts. Actual results may differ from those which result from using the estimates.

The Securities and Exchange Commission, or SEC, defines “critical accounting estimates” as those that require application of management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods.

Sprinturf’s significant accounting policies are described in note 2 to the notes to Sprinturf’s audited combined financial statements for the years ended December 31, 2005, 2004 and 2003. Not all of these significant accounting policies require management to make difficult, subjective or complex judgments or estimates. However, the policies described below are those that Sprinturf’s management considers to be “critical” within the SEC definition.

Revenue and Cost Recognition

Sprinturf generates revenues primarily from sales and installation of synthetic turf systems from fixed-price contracts. Sprinturf’s revenues are recognized on the “percentage-of-completion” method. Under the percentage-of-completion method for revenue recognition, revenue is earned in proportion to total costs incurred, divided by total costs expected to be incurred. To the extent Sprinturf provides discounts to its customers, revenue is recorded net of the discount. If a third party agrees to reimburse Sprinturf for all or a portion of the discount provided, the reimbursement is recorded as a reduction of the discount taken, or revenue, when collection is reasonably assured.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, depreciation costs and subcontractor costs, when applicable. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Back to Contents

Under the percentage-of-completion method, profit margins Sprinturf recognizes in all periods prior to completion of the project on any contract depend on the accuracy of Sprinturf’s estimates of approximate revenues and will increase to the extent that its current estimates of aggregate actual costs are below amounts previously estimated. Conversely, if Sprinturf’s current estimated costs exceed prior estimates, its profit margins will decrease and Sprinturf may realize a loss on the project. In order to increase aggregate revenues on the contract, Sprinturf generally must obtain a change order, contract modification or successfully prevail in a claim in order to receive payment for the additional costs.

Costs and estimated earnings in excess of billings represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Long-Lived Assets

Sprinturf accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount of fair value, less costs to sell.

Inventory

Inventory consists of synthetic turf, rubber, adhesives and other supplies required for installation. Inventory is stored at Sprinturf’s leased warehouse or at third party locations in anticipation of being utilized in the installation of the final product. Inventory is recorded at the lower of cost, determined on a FIFO (“first-in-first-out”) basis, or market. Sprinturf evaluates inventory for obsolescence on a regular basis and writes-off any inventory it determines not to be saleable.

Accrued Warranty

Sprinturf typically guarantees the performance of its synthetic turf and the related installation of the synthetic turf system for a period of eight years from the date of the completed installation. The costs incurred to provide for these warranty obligations are estimated and recorded as an accrued liability at the time installation of a field is complete. Sprinturf estimates its warranty obligation based on historical expenses incurred to repair similar synthetic turf systems. Sprinturf estimates and adjusts these accruals at each balance sheet date in accordance with changes in these factors. Sprinturf is indemnified by vendors for all product defects. The company estimates its warranty accrual based on $0.07 for every square foot of synthetic turf that is installed, which is based on an extrapolation of actual warranty costs incurred on installed fields. An increase or decrease in this estimate by $0.01 would result in an increase or decrease in the warranty obligation of approximately $150,000 based on square feet of synthetic turf installed and under warranty as of December 31, 2005.

Back to Contents

Results of Operations

The following table sets forth, for the periods indicated, selected items in Sprinturf’s combined statements of operations expressed as a percentage of total revenues:

	Nine months ended September 30,		Fiscal year ended December 31,

	2006	2005	2005	2004	2003

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	79.8%	85.8%	84.5%	79.2%	84.8%

Gross profit	20.2%	14.2%	15.5%	20.8%	15.2%
Selling, general and administrative expenses	21.0%	23.0%	25.0%	20.3%	24.5%

Operating (loss) income	(0.9)%	(8.8)%	(9.5)%	0.5%	(9.3)%
Other (income) expense	(0.0)%	0.7%	0.6%	0.0%	(2.7)%
Net interest expense	1.5%	1.4%	1.5%	0.9%	0.8%
Income tax provision	0.0%	0.0%	0.0%	0.0%	0.0%

Net (loss)	(2.4)%	(10.9)%	(11.6)%	(0.4)%	(7.4)%

The following is a discussion of Sprinturf’s results of operations for the nine months ended September 30, 2006 compared to the nine months ended September 30, 2005, the fiscal year ended December 31, 2005 as compared with the fiscal year ended December 31, 2004, and the fiscal year ended December 31, 2004 as compared with the fiscal year ended December 31, 2003.

Nine Months Ended September 30, 2006 Compared to the Nine Months Ended September 30, 2005

Revenues.     Revenues increased 20.8% to $28.2 million in the first nine months of 2006 from $23.4 million in the same period in 2005. The increase in revenues was attributable to sales volume growth resulting from increased demand for new installations of synthetic turf fields to replace existing natural grass athletic fields. The demand for synthetic turf athletic fields is rapidly increasing because of significantly improved safety and “playability” compared to older generation synthetic turf systems, better drainage and durability compared to natural grass, and the proliferation of youth, high school, collegiate and club sports increasing the need for access to athletic fields.

For the nine months ended September 30, 2006 Sprinturf did not generate any revenues through its MBA program.

Cost of Sales.     Cost of sales consist of synthetic turf, rubber infill, other consumables used in the installation process, direct labor to install the synthetic turf system and other indirect costs of the installation personnel. Cost of sales as a percentage of revenues was 79.8% in the first nine months of 2006 compared to 85.8% in the comparable period in 2005. The decrease in costs of sales as a percentage of revenues was primarily attributable to the significant discounts, approximately 50%-67% of its typical sales prices, which Sprinturf offered certain customers on field installations as part of its MBA program in 2005. Improved purchasing of raw materials such as rubber, turf and seam tape also helped to reduce cost of sales as a percentage of revenue. These lower costs were slightly offset by higher direct labor costs from overtime pay to installers, caused by weather delays, which were required to meet installation deadlines. Cost of sales were $22.5 million for the first nine months of 2006 compared to $20.1 million for the first nine months of 2005.

Gross Profit.     Gross profit increased 71.7% to $5.7 million in the first nine months of 2006 from $3.3 million in same period in 2005. Gross profit as a percentage of revenues increased to 20.2% in the first nine months of 2006 from 14.2% in the comparable period in 2005. The increase in gross margin as a percentage of revenues was primarily a result of Sprinturf not selling any fields under its MBA program in 2006.

Selling, General and Administrative Expenses.     Selling, general and administrative expenses as a percentage of revenues decreased to 21.0% in the first nine months of 2006 from 23.0% in the comparable period in 2005. Specifically, selling expenses decreased 9.8% to $1.7 million in the first nine months of 2006 from $1.9 million in the same period in 2005. Selling expenses were 6.2% of revenues for the first nine

Back to Contents

months of 2006 compared to 8.2% of revenues in the same period in 2005. This decrease is a result of Sprinturf’s higher percentage of revenue growth compared to its percentage growth in selling expenses. Sprinturf decreased its advertising and marketing expenses to 1.6% of revenues for the nine months ended September 2006 from 2.2% for the same period in 2005 while payroll decreased to $883,000 in first nine months ended September 2006 from $954,000 in the same period in 2005.

General and administrative expenses increased 21.8% to $4.2 million in the first nine months of 2006 from $3.5 million in the same period in 2005. An increase of $492,000 in consultant and professional fees, which increase is primarily a result of expenses related to the proposed merger with Millstream II, and $141,000 in office-related and rent expenses are the primary reasons for higher general and administrative expenses.

Interest Expense.     Net interest expense increased to $426,000 in the first nine months of 2006 from $321,000 in the comparable period in 2005. The increase in net interest expense was a result of higher debt balances and higher interest rates on Sprinturf’s floating-rate debt, compared to the comparable period in 2005.

Other Income or Expense.     For the nine months ended September 30, 2006, Sprinturf had no other income of expense items. For the nine months ended September 2005, other expense related to the repair of a running track installed in 2001 by a subcontractor hired by Sprinturf that was uninsured and is no longer in business.

Net loss.     The net loss decreased to $672,000 for the nine months ended September 30, 2006 compared to a net loss of $2.6 million for the same period in 2005. The improved result is due to higher revenue and lower selling, general and administrative costs and lower cost of sales as a percent of sales.

Fiscal Year Ended December 31, 2005 Compared to Fiscal Year Ended December 31, 2004

Revenues.     Revenues increased 12.3% to $29.1 million in 2005 from $25.9 million in 2004. The increase in revenues was primarily attributable to a growth in sales volume as a result of the continued trend in high school and college athletic departments to replace natural turf fields with synthetic turf fields. The demand for synthetic turf athletic fields is rapidly increasing because of significantly improved safety and “playability” compared to older generation synthetic turf systems, better drainage and durability compared to natural grass, and the proliferation of youth, high school, collegiate and club sports increasing the need for access to athletic fields. Sprinturf installed 6.2 million square feet of synthetic turf for athletic fields in 2005, an increase of 24.5%, as compared to 5.0 million square feet in 2004. The decrease in selling price per square foot is primarily a result of nine fields Sprinturf installed at discounts below cost as part of its marketing and brand awareness program. Sprinturf recognized $2.5 million, or 9%, of its total revenue from its marketing and brand awareness program in 2005, compared to no revenue from this program in 2004. The selling price per square foot also decreased because of a decrease in the number of field installations Sprinturf performed as a general contractor. Sprinturf receives a higher selling price per square foot when it sells its synthetic turf systems as a general contractor because as the general contractor it has payment obligations to its subcontractors. When Sprinturf sells its synthetic turf system as the installer it has no payment obligations to third parties.

Cost of Sales.     Cost of sales consists of synthetic turf, rubber infill, other consumables used in the installation process, direct labor to install the synthetic turf system and other indirect costs of the installation personnel and subcontractor expenses. Cost of sales were $24.6 million in 2005 compared to $20.5 million in 2004. Cost of sales as a percentage of revenues was 84.5% in 2005 compared to 79.2% in 2004. The increase in cost of sales as a percentage of revenues was primarily attributable to Sprinturf selling nine fields below cost as part of its marketing and brand awareness program. Expenses for subcontractors decreased 27.8% in 2005 compared to 2004 as Sprinturf decreased the number of field installations it performed as a general contractor. Sprinturf prefers not to be a general contractor for installations because Sprinturf prefers to focus on its synthetic turf systems and not the entire athletic field renovation. Other cost of sales were similar percentages in 2005 as 2004.

Back to Contents

Gross Profit.     Gross profit decreased 16.5% to $4.5 million in 2005 from $5.4 million in 2004. The decrease was primarily attributable to the installation of nine fields at discounts below cost as part of Sprinturf’s marketing and brand awareness program. If Sprinturf sold these fields at its cost, gross profit for 2005 would have totaled $5.8 million, an 8.3% increase compared to 2004. Raw material, personnel and other cost of sales were similar percentages of revenues in 2005 as in 2004. Gross profit as a percentage of revenues decreased to 15.5% in 2005 from 20.8% in 2004. Adjusted for the nine fields Sprinturf sold below cost in 2005 as part of its marketing and brand awareness program, gross profit for 2005 would have been 19.2% if those nine fields were sold at Sprinturf’s cost.

Selling, General and Administrative Expenses.     Selling, general and administrative expenses increased 38.3% to $7.3 million in 2005 from $5.3 million in 2004. Selling expenses increased 34% from $1.7 million in 2004 to $2.2 million in 2005. The increase was driven by the addition of four salespeople and a resulting 27% increase in payroll from $924,000 in 2004 to $1.1 million in 2005. Associated costs such as licenses, travel and meals and entertainment also increased. Selling expenses as a percentage of revenues increased to 7.7% in 2005 from 6.4% in 2004. General and administrative expenses increased 40% to $5.0 million in 2005 from $3.6 million in 2004. The increase was driven by a 22.8% increase in payroll from $1.3 million in 2004 to $1.6 million in 2005 and a 79.8% increase in chief executive officer’s compensation to $810,000 in 2005 from $450,000 in 2004. General and administrative expenses as a percentage of revenues increased to 17.2% in 2005 from 13.8% in 2004. Adjusted for the nine fields Sprinturf sold below cost in 2005 as part of its marketing and brand awareness program, selling, general and administrative expenses as a percentage of revenue for 2005 would have been 23.9% if those nine fields were sold at Sprinturf’s cost.

Other Expense.     Other expense for the fiscal year ended December 31, 2005 was $174,000, relating to the repair of a running track installed in 2001 by a subcontractor hired by Sprinturf that was uninsured and no longer in business. There was no other income or expense in 2004.

Interest Expense.     Net interest expense increased to $440,000 in 2005 from $239,000 in 2004. The increase in net interest expense was a result of higher debt balances and higher interest rates on Sprinturf’s floating-rate debt, compared to 2004.

Net Loss.     Net loss increased to $3.4 million for the fiscal year ended December 31, 2005 from $106,000 in 2004. The increase in net loss is a result of the sale of nine fields below cost in 2005 as part of Sprinturf’s marketing and brand awareness program.

Fiscal Year Ended December 31, 2004 as Compared to Fiscal Year Ended December 31, 2003

Revenues.     Revenues increased 39.9% to $25.9 million in 2004 from $18.5 million in 2003. The increase in revenues was primarily attributable to a growth in sales volume as a result of an increase in demand for synthetic turf fields to replace existing natural turf fields. The demand for synthetic turf athletic fields is rapidly increasing because of significantly improved safety and “playability” compared to older generation synthetic turf systems, better drainage and durability compared to natural grass, and the proliferation of youth, high school, collegiate and club sports increasing the need for access to athletic fields. Sprinturf installed 5.0 million square feet of synthetic turf in 2004, an increase of 43.7% as compared to 3.5 million square feet in 2003. Sprinturf’s average price per square foot in 2004 was 2.5% below the average price per square it received in 2003. The decrease in price per square foot was a result of Sprinturf reducing the number of field installations it performed as a general contractor as a percentage of its total installations, and was partially offset by higher prices Sprinturf received when it sold its synthetic turf system as an installer.

Cost of Sales.     Cost of sales consists of synthetic turf, rubber infill, other consumables used in the installation process, direct labor to install the synthetic turf system and other indirect costs of the installation personnel and subcontractor expenses. Cost of sales were $20.5 million in 2004 compared to $15.7 million in 2003. Cost of sales as a percentage of revenues was 79.2% in 2004 compared to 84.8% in 2003. The decrease in cost of sales as a percentage of revenues was primarily attributable to Sprinturf reducing the number of installations it performed as the general contractor. Sprinturf prefers not to be a general contractor for installations because Sprinturf prefers to focus on its synthetic turf systems and not the entire athletic field

Back to Contents

renovation. Expenses for subcontractors as a percentage of revenues decreased from 30.9% in 2003 to 23.8% in 2004.

Gross Profit.     Gross profit increased 91.5% to $5.4 million in 2004 from $2.8 million in 2003. The increase in gross profit was primarily attributable to Sprinturf reducing the number of installations it performed as the general contractor. Other significant costs of sales including turf, rubber and labor were a similar percent of revenues in 2004 compared to 2003. Gross profit as a percentage of revenues increased to 20.8% in 2004 from 15.2% in 2003.

Selling, General and Administrative Expenses.     Selling, general and administrative expenses as a percentage of revenues decreased to 20.3% in 2004 from 24.5% in 2003. Selling, general and administrative expense decreased as a percentage of revenues as Sprinturf achieved improved economies of scale from its increase in revenues in 2004. Selling, general and administrative expenses were $5.3 million in 2004 compared to $4.5 million in 2003. The increase in selling, general and administrative expenses resulted primarily from increases of $734,000 in personnel expenses (including benefits and the chief executive officer’s compensation) and $177,000 in advertising and marketing expenses. The increased personnel costs were a result of Sprinturf adding more employees to support its growth. Sales and marketing costs increased as a result of Sprinturf’s increased investment in its brand awareness campaign.

Other Income.     Sprinturf did not generate or incur other income or expense for the fiscal year ended December 31, 2004. In 2003, Sprinturf earned other income of $495,000, relating primarily to a settlement Sprinturf received from a former supplier for damaged synthetic turf sold to Sprinturf.

Interest Expense.     Net interest expense increased to $239,000 in 2004 from $140,000 in 2003. The increase in net interest expense was a result of higher debt balances and higher interest rates on Sprinturf’s floating-rate debt, compared to 2003.

Net Loss.     Net loss decreased to $106,000 for the fiscal year ended December 31, 2004 from $1.4 million in 2003. Higher revenues and improved gross margins were the main factors leading to a lower net loss.

Liquidity and Capital Resources

Sprinturf has financed its operations and growth primarily with borrowings under its credit facility and other loans, normal trade credit and equity from its shareholder.

Sources and Uses of Cash.     Sprinturf used $2.1 million of cash in operating activities during the first nine months of 2006 compared to $2.4 million in the comparable period in 2005. The 2006 and 2005 operating cash flows were negatively impacted by the net loss and by a general increase in working capital items as Sprinturf grew its business in 2006 and 2005. Accounts receivable increased to $7.9 million at September 30, 2006 compared to $6.5 million at September 30, 2005 as a result of the increased revenue and timing of the installations. Sprinturf’s accounts payable and accrued expenses were $8.6 million at September 30, 2006 compared to $5.9 million at September 30, 2005, while billings in excess of costs were $164,000 at September 30, 2006 compared to $340,000 at September 30, 2005. The increases were a result of an increased number of installations of synthetic turf fields and related expenses in the first nine months of 2006 compared to 2005.

Sprinturf used $283,000 of cash in investing activities during the first nine months of 2006 compared to $144,000 in the first nine months of 2005. The expenditures were primarily related to the purchase of vehicles for its turf installation supervisors and information technology equipment for Sprinturf’s corporate office.

Sprinturf generated $2.3 million of cash from financing activities during the first nine months of 2006 compared to $2.6 million in the first nine months of 2005. The cash provided by financing activities in the first nine months of 2006 was generated from borrowings on a new line of credit and a shareholder loan. The cash from financing activities in the first nine months of 2005 were generated from borrowings on Sprinturf’s line of credit.

Back to Contents

Sprinturf’s cash used in operating activities was $1.4 million in 2003, $1.1 million in 2004 and $2.8 million in 2005. The level of cash flows in 2003 was negatively impacted by the net loss and a general increase in other working capital items as Sprinturf grew its business, and was positively affected by a reduction of costs in excess of billing on uncompleted projects at year end. In 2004, the effects on cash flows from higher sales volume were more than offset by an increase in accounts receivable and costs in excess of billings. In 2005, the effects on cash flows from higher sales were negatively impacted by lower gross and operating margins as Sprinturf sold nine fields at a discount below cost. Additionally, working capital increased as a result of increases in accounts receivable and costs in excess of billings on uncompleted projects and were only partially offset by an increase in accounts payable and the accrual for warranty reserves. Accounts receivable increased from $3.1 million at December 31, 2004 to $4.2 million at December 31, 2005, as Sprinturf generated higher sales in 2005 compared to 2004. Sprinturf’s costs in excess of billings increased from $727,000 at December 31, 2004 to $1.7 million at December 31, 2005 as installations of synthetic turf fields were significantly higher in the fourth quarter of 2005 compared to the fourth quarter of 2004. An increase in accounts payable and accrued warranty at December 31, 2005 compared to December 31, 2004 were also a result of the increase in synthetic turf installation in 2005 compared to 2004.

Sprinturf’s cash used in investing activities totaled $324,000 in 2003, $175,000 in 2004 and $217,000 in 2005, primarily relating to expenditures for the purchase of automobiles for its sales personnel and turf installation supervisors and computer equipment for its administration offices.

Sprinturf’s cash provided by financing activities was $1.7 million in 2003, $1.4 million in 2004 and $3.0 million in 2005. The 2003 and 2004 amounts resulted from borrowings on Sprinturf’s credit facility. The 2005 amount resulted from $2.9 million in borrowings under a new credit facility entered into by Sprinturf’s chief executive officer and shareholder, the proceeds of which were loaned to Sprinturf. The borrowings are described in more detail below.

The accompanying financial statements have been prepared assuming Sprinturf will continue as a going concern, which contemplates the continuity of operations, realization of assets and the satisfaction of liabilities in the normal course of business. As of September 30, 2006, Sprinturf had an accumulated deficit of $5.5 million and a working capital deficiency of $5.4 million. The ability of Sprinturf to continue as a going concern is dependent upon Sprinturf generating sufficient cash flows from operations and by raising additional capital. Sprinturf has entered into a merger agreement with a public company to raise the capital necessary to meet these needs. However, if Sprinturf is unable to refinance its loans and is forced to repay the loans on their maturity date of December 31, 2006, Sprinturf may face liquidity constraints and may need to raise additional capital. There can be no assurance that Sprinturf will be able to successfully complete this merger or raise additional capital if needed. As a result, these factors raise substantial doubt about Sprinturf’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from this uncertainty.

Indebtedness.     At September 30, 2006, the Company’s indebtedness totaled $10.1 million, including $2.9 million of debt which was borrowed by Sprinturf’s chief executive officer and its shareholder and subsequently loaned to Sprinturf. Sprinturf has guaranteed the loan.

At December 31, 2005, Sprinturf’s indebtedness totaled $7.6 million, including $2.9 million of debt which was borrowed by Sprinturf’s chief executive officer and its sole shareholder from First National Bank of Chester County and subsequently loaned to Sprinturf. Sprinturf has guaranteed the loan. The $2.9 million credit facility is secured by a mortgage on certain real property owned by Mr. and Mrs. Julicher and a lien on substantially all personal property owned by Mr. and Mrs. Julicher. This loan bears interest at a fixed rate of 7.5% per annum and matures on the earlier of January 1, 2011 and the occurrence of an event of default under the loan agreement.

On December 15, 2005, Sprinturf refinanced its debt by entering into a line of credit with First National Bank of Chester County whereby it may borrow up to $5.1 million for the purpose of short-term financing of its operations, at an interest rate of 1.5% above the bank’s prime rate. As of December 31, 2005, the rate was 8.75%. The line, which is secured by all Sprinturf’s assets and is guaranteed by each of Sprinturf’s sole shareholder and its chief executive officer, matured on July 31, 2006. The line contains certain covenants, including one requiring Sprinturf to reduce the principal balance to $2.0 million by December 31, 2005 and one requiring a minimum net worth. As of December 31, 2005, $4.5 million was outstanding on the line of credit and Sprinturf was not in compliance with the covenant regarding reduction of the principal balance to $2,000,000 or the net worth covenant, which requires Sprinturf to maintain a minimum net worth of $2,750,000. The bank has agreed to waive the continuing defaults until the maturity of the loan, which the bank agreed to extend to the earlier of the date the merger is consummated and December 31, 2006.

Sprinturf has notes payable to various financial institutions totaling $204,000. These notes payable are secured by Sprinturf’s owned vehicles. As of December 31, 2005, the weighted average interest rate on these notes was 7.9%. These notes are generally payable over three to five years and mature at various dates through 2009.

On May 10, 2006, Sprinturf entered into a new line of credit agreement with First National Bank of Chester County. The amount of the line of credit is $2,000,000. The line, which is secured by all of

Back to Contents

Sprinturf’s assets and is guaranteed by each of Sprinturf’s sole shareholder and its chief executive officer, matured on October 10, 2006 and bears interest at a rate of 2.0% above the bank’s prime rate. At September 30, 2006, Sprinturf was in breach of a net worth covenant that requires Sprinturf to maintain a minimum net worth of $4,250,000, which breach has been waived until the maturity of the loan, which the bank has agreed to extend to the earlier of the date the merger is consummated and December 31, 2006.

The Company’s ability to borrow under its lines of credit is not tied to a borrowing base.

In the event, Sprinturf is unable to refinance the $2,900,000 loan to Mr. and Mrs. Julicher, or substitute itself as borrower, Sprinturf will have to use available cash to pay off the indebtedness, which will reduce the amount of cash available to implement its growth strategies. Furthermore, to the extent Sprinturf is unable to refinance the $5.1 million and the $2.0 million line of credit, Sprinturf’s liquidity will be significantly reduced, which may have a material adverse effect on the business and results of operations of Sprinturf.

Contractual Obligations.     The following tables show, as of December 31, 2005, the future repayments due on Sprinturf’s indebtedness. Sprinturf does not have any commercial commitments with its suppliers whereby it is required to purchase minimum amounts of raw materials.

	Payments Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years

Indebtedness	$7,632,394	$7,500,645	$131,749	—	—

Off Balance Sheet Arrangements

Capital Requirements.     As of December 31, 2005, Sprinturf had $106,000 of cash and cash equivalents and available liquidity under its line of credit of $572,000. While, Sprinturf has increased revenues in each of the last three years, it has not been profitable. Working capital requirements to fund the revenue growth have also increased. Despite the losses and negative cash flow over the last three years, Sprinturf believes that cash on hand combined with cash flow from operations it anticipates it will generate and borrowings expected to be available under Sprinturf’s existing revolving credit facility will provide sufficient cash to enable Sprinturf to fund its existing operations. However, if losses continue, Sprinturf cannot be certain that its shareholder or its banks will continue to provide additional liquidity.

On an annual basis, Sprinturf does not have significant cash requirements for capital expenditures. Its total capital expenditures were $217,000, $175,000 and $326,000 in 2005, 2004 and 2003, respectively. Sprinturf’s capital expenditures are primarily for vehicles for its sales and installation personnel and computer and other officer equipment. Sprinturf does not own any manufacturing equipment.

Back to Contents

Sprinturf does not have off-balance sheet financing arrangements other than operating leases for its administrative office, warehouse and some of its equipment. As of December 31, 2005, future minimum lease payments due under existing non-cancelable leases with remaining terms of greater than one year are as follows:

	Payments Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years

Operating leases	$670,069	$119,827	$371,133	$179,109	—

Contingencies

Sprinturf has been named as a defendant in certain lawsuits in the normal course of business. In the opinion of management, after consulting with legal counsel, the liabilities, if any, resulting from these matters should not have a material effect on Sprinturf’s financial position or results of operations. Sprinturf has not recorded any liabilities on its balance sheet as of December 31, 2004, December 31, 2005 or September 30, 2006 regarding the lawsuits listed below as Sprinturf does not believe that it is reasonably possible that the outcome of these uncertainties will result in a material liability.

Sprinturf is the defendant in a lawsuit filed in 2004 in which the plaintiff alleges Sprinturf breached certain implied warranties in connection with the installation of turf for three indoor pet day care facilities and that the rubber installed was degrading rendering it defective. The plaintiff paid Sprinturf the sum of $25,625 for the installations. The plaintiff alleges damages of approximately $575,000. Sprinturf has put its rubber supplier on notice of the claim and demanded indemnification for some or all of the claims from the rubber supplier. The rubber supplier has verbally agreed to indemnify Sprinturf and paid the retainer fee for counsel. Sprinturf also filed a claim under its commercial general liability policy with its insurance carrier, but was denied coverage. Sprinturf denies any liability and intends to vigorously defend this action. If Sprinturf were to lose the case and be required to pay the full amount of the claim, $575,000, it would not be expected have a material effect on Sprinturf.

Upon closing of the proposed merger with Millstream II, Sprinturf is obligated to pay Mr. Warren Musser or his designee a consulting fee of $1.2 million. This fee is contingent upon the consummation of a business combination.

Inflation

The effects of inflation were not considered material during the fiscal years ended December 31, 2005, 2004 and 2003 and the nine months ended September 30, 2006.

Quantitative and Qualitative Disclosures About Market Risk

Sprinturf has interest rate exposure relating to certain long-term obligations. However, Sprinturf does not consider this exposure material. The majority of Sprinturf’s debt is floating-rate debt and as such is affected by changes in interest rates. Sprinturf does not have a policy to manage its exposure to fluctuations in interest rates through the use of interest rate swap contracts for its floating-rate debt, all of which is based on its bank’s prime rate. Based on Sprinturf’s borrowings at December 31, 2005 and September 30, 2006, a 1% change in the interest rate would have increased Sprinturf’s interest expense by $45,000 and $72,000, respectively.

Back to Contents

INFORMATION ABOUT MILLSTREAM II

Business of Millstream II

General

Millstream II was formed on September 24, 2004 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business believed to have significant growth potential. To date, Millstream II’s efforts have been limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations. Millstream II intends to utilize cash derived from the proceeds of its initial public offering, its capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

Offering Proceeds Held in Trust

The net proceeds of Millstream II’s initial public offering consummated on December 23, 2004, after payment of underwriting discounts and expenses, were $24,691,000. $23,736,000, or approximately 96% of such amount was placed in the trust account and invested in government securities. The remaining proceeds have been used by Millstream II in its pursuit of a business combination. The trust account will not be released until the earlier of the consummation of a business combination or the dissolution and liquidation of Millstream II. The trust account contained approximately $25,405,000 as of November 9, 2006. If the merger with Sprinturf is consummated, the trust account will be released to Millstream II, less:

•	amounts paid to stockholders of Millstream II who do not approve the merger and elect to convert their shares of common stock into their pro rata share of the trust account; and

•	the $8,000,000 being paid to the shareholder of Sprinturf in the merger.

Fair Market Value of Target Business

Pursuant to Milstream II’s amended and restated certificate of incorporation, the initial target business that Millstream II acquires must have a fair market value equal to at least 80% of Millstream II’s net assets at the time of such acquisition. The fair market value has been determined by Millstream II’s Board of Directors based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. Millstream II is not be required to obtain an opinion from an investment banking firm as to the fair market value if Millstream II’s Board of Directors independently determines that the target business does have sufficient fair market value. Millstream II has not obtained any opinion from an investment banking firm in connection with the merger.

Probable Lack of Business Diversification

While Millstream II may seek to effect business combinations with more than one target business, Millstream II’s initial business combination must be with a target business which satisfies the minimum valuation standard at the time of such acquisition, as discussed above. Consequently, it is probable that Millstream II will have the ability to effect only a single business combination. Accordingly, the prospects for Millstream II’s success may be entirely dependent upon the future performance of a single business. Unlike other entities which may have the resources to complete several business combinations of entities operating in multiple industries or multiple areas of a single industry, it is probable that Millstream II will not have the resources to diversify its operations or benefit from the possible spreading of risks or offsetting of losses. By consummating a business combination with only a single entity, Millstream II’s lack of diversification may subject Millstream II to numerous economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact upon the particular industry in which Millstream II may operate subsequent to a business combination, and result in Millstream II’s dependency upon the development or market acceptance of a single or limited number of products, processes or services.

Back to Contents

Limited Ability to Evaluate the Target Business’ Management

Although Millstream II closely examined the management of Sprinturf, Millstream II cannot assure you that its assessment of Sprinturf’s management will prove to be correct. In addition, Millstream II cannot assure you that the future management will have the necessary skills, qualifications or abilities to manage a public company intending to embark on a program of business development. Furthermore, the future role of Millstream II’s directors, if any, in the combined company cannot presently be stated with any certainty. While Arthur Spector will remain the Chief Executive Officer of the combined company, he does not have significant experience or knowledge relating to Sprinturf’s industry.

Following a business combination, Millstream II may seek to recruit additional managers to supplement the incumbent management of the combined company or any other target business. Millstream II cannot assure you that Millstream II will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Stockholder Approval of Business Combination

Millstream II will proceed with a business combination only if a majority of all of the outstanding shares of Millstream II are voted in favor of the business combination. In addition, the stockholders existing prior to the initial public offering have agreed to vote their common stock in accordance with the vote of the majority in interest of the stockholders participating in the initial public offering with respect to any business combination. If the holders of 20% or more of Millstream II’s common stock vote against the merger proposal and demand that Millstream II convert their shares into their pro rata share of the trust account, then Millstream II will not consummate the merger. In this case, Millstream II would be liquidated.

Conversion Rights

Each stockholder who holds shares of Millstream II common stock issued in the initial public offering has the right to have his, her or its shares of common stock converted to cash if he, she or it votes against the merger and the merger is approved and completed.

The actual per-share conversion price will be equal to the amount in the trust account, inclusive of any interest, as of the record date for determination of stockholders entitled to vote on the business combination, divided by the number of shares sold in the initial public offering. As of November 9, 2006, the per share conversion price was $5.52, which price is currently higher than the trading price of Millstream II’s common stock. An eligible stockholder may request conversion at the time the vote is taken with respect to the merger at the special meeting, but the request will not be granted unless the stockholder votes against the merger and the merger is approved and completed. Any request for conversion, if made by proxy prior to the date of the special meeting, may be withdrawn at any time up to the date of the meeting. It is anticipated that the funds to be distributed to stockholders who elect conversion will be distributed promptly after completion of the merger. Any public stockholder who converts his/her stock into his/her share of the trust account still has the right to exercise the warrants that he/she received as part of the units in the initial public offering. Millstream II will not complete the merger if the eligible stockholders, owning 20% or more of the shares sold in the initial public offering, exercise their conversion rights.

Liquidation if No Business Combination

If Millstream II does not complete the merger by December 23, 2006, Millstream II will be dissolved and will distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust fund, inclusive of any interest, plus any remaining net assets. Millstream II’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the initial public offering. There will be no distribution from the trust fund with respect to Millstream II’s warrants.

If the merger is not completed by December 23, 2006, Millstream II’s Board would adopt a specific plan of dissolution and liquidation that would be submitted to its stockholders for approval. The submission of the plan for approval by the stockholders would require the filing of a proxy statement with the SEC which may

Back to Contents

be subject to review by the SEC. As such, the process from the adoption of the plan of dissolution and liquidation by the Board until completion of the plan and distribution of funds to the stockholders could take up to two to four months or possibly even longer. Millstream II’s certificate of incorporation requires the officers of Millstream II to take all action necessary to distribute the funds held in trust on or prior to February 21, 2007.

Under Sections 280 through 282 of the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. Pursuant to Section 280, if the corporation complies with certain procedures intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Although Millstream II will seek stockholder approval to liquidate the trust account to its public stockholders as part of its plan of dissolution and liquidation, it will, as required by its certificate of incorporation, seek to conclude this process as soon as possible and as a result does not intend to comply with those procedures. Accordingly, its stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any liability of Millstream II stockholders will extend beyond the third anniversary of such dissolution.

If Millstream II were to expend all of the net proceeds of the initial public offering, other than the proceeds deposited in the trust account, the per-share liquidation price as of November 9, 2006 would be $5.52, or $0.48 less than the per unit offering price of $6.00 in Millstream II’s initial public offering. The proceeds deposited in the trust account could, however, become subject to the claims of Millstream II’s creditors that could be prior to the claims of Millstream II’s public stockholders. Arthur Spector, Millstream II’s Chairman of the Board, Chief Executive Officer and President, has agreed to indemnify Millstream II for the losses it may suffer to the extent that the proceeds in the trust account are reduced by the claims of various vendors that are owed money by Millstream II for services rendered or products sold to it. There is no assurance, however, that he would be able to satisfy those obligations.

Additionally, if Millstream II is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against Millstream II which is not dismissed, any distributions received by stockholders in a dissolution could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Millstream II’s stockholders in a dissolution.

The stockholders holding shares of Millstream II common stock issued in the initial public offering will be entitled to receive funds from the trust fund only in the event of Millstream II’s dissolution and liquidation or if the stockholders seek to convert their respective shares into cash and the merger is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust fund.

Competition

If the merger is completed, Millstream II will become subject to competition from competitors of Sprinturf. See “Information about Sprinturf—Business of Sprinturf—Competition.”

Facilities

Millstream II maintains executive offices at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087. The cost for this space is included in a $7,500 per month fee that 400 Building LLC, an affiliate of Arthur Spector, charges Millstream II for general and administrative services pursuant to a letter agreement between Millstream II and 400 Building LLC. Millstream II believes, based on rents and fees for similar services in the Philadelphia metropolitan area, that the fee charged by 400 Building LLC is at least as favorable as Millstream II could have obtained from an unaffiliated person. Millstream II considers its current office space adequate for current operations.

Back to Contents

Employees

Millstream II has four directors and one executive officer. These individuals are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to Millstream II’s affairs. Millstream II has no employees.

Periodic Reporting and Audited Financial Statements

Millstream II has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Securities Exchange Act of 1934, Millstream II’s annual reports will contain financial statements audited and reported on by Millstream II’s independent accountants. Millstream II has filed an annual report on Form 10-KSB with the Securities and Exchange Commission covering the fiscal years ended December 31, 2004 and 2005 and quarterly reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.

Legal Proceedings

There are no legal proceedings pending against Millstream II.

Plan of Operations

The following discussion should be read in conjunction with Millstream II’s Financial Statements and related notes thereto included elsewhere in this proxy statement.

Millstream II was formed on September 24, 2004 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business that Millstream II believes has significant growth potential. Millstream II intends to utilize the proceeds of its initial public offering, its capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

Millstream II consummated its initial public offering on December 23, 2004. Until consummation of the offering, all of its activity related to its formation and the offering. Since December 23, 2004, Millstream II’s business has been to search for prospective operating businesses to acquire.

Quarter and Nine Months Ended September 30, 2006 as Compared to Quarter and Nine Months Ended September 30, 2005

Net income of $184,560 reported for the quarter ended September 30, 2006 consists primarily of $14,763 for director and officer liability insurance, $22,500 for a monthly administrative services agreement, $5,000 for franchise and state capital stock taxes, $7,200 for legal and accounting fees, $95,100 for federal income taxes and $5,459 for other expenses. A franchise tax refund of $61,543 was recorded as a credit in expense following completion of the tax returns and the determination that too much was paid in prior years, and $18,000 of 2006 overpayments and $10,000 of accruals expensed in prior quarters were reversed in the current quarter. Interest on the trust fund investment was $243,596, excluding $60,861 of deferred interest, and interest earned on the money market account was $1,443.

Net income of $9,926 reported for the quarter ended September 30, 2005 consists primarily of $14,250 for director and officer liability insurance, $22,500 for a monthly administrative services agreement, $10,500 for franchise and state capital stock taxes, $5,096 for legal and accounting fees, $7,950 for federal and state income taxes, $64,082 for failed acquisition costs and $23,895 for other expenses. Interest on the trust fund investment was $155,699, excluding $38,801 of deferred interest, and interest earned on the money market account was $2,500.

Net income of $338,029 reported for the nine months ended September 30, 2006 consists primarily of $43,349 for director and officer liability insurance, $67,500 for a monthly administrative services agreement, $17,000 for franchise and state capital stock taxes, $75,441 for legal and accounting fees, $174,600 for federal income taxes, and $23,729 for other expenses. In addition, a credit of $61,543 was recorded for

Back to Contents

refunds of state franchise tax for amounts paid in prior years in excess of amounts due on completed returns. Interest on the trust fund investment was $671,731, excluding $167,828 of deferred interest, and interest earned on the money market account was $6,374.

Net income of $65,207 reported for the nine months ended September 30, 2005 consists primarily of $42,750 for director and officer liability insurance, $67,500 for a monthly administrative services agreement, $44,928 for franchise and state capital stock taxes, $24,147 for legal and accounting fees, $42,950 for federal and state income taxes, $64,082 for failed acquisition costs and $49,213 for other expenses. Interest on the trust fund investment was $390,412, excluding $97,542 of deferred interest, and interest earned on the money market account was $10,365.

Net income of $396,636 reported for the period from September 24, 2004 (inception) to September 30, 2006 consists primarily of $102,724 for director and officer liability insurance, $161,250 for a monthly administrative services agreement, $41,596 for franchise and state capital stock taxes, $159,886 for legal and accounting fees, $204,150 for federal income taxes, $114,220 for failed acquisition costs and $76,793 for other expenses. Interest on the trust fund investment was $1,237,747, excluding $309,243 of deferred interest, and interest earned on the money market account was $19,508.

Fiscal Year Ended December 31, 2005 as Compared to the Period from September 24, 2004 (inception) through December 31, 2004

Net loss of $13,059 reported for the period from September 24, 2004 (inception) through December 31, 2004 consists primarily of $2,375 expense for directors’ and officers’ liability insurance, $3,750 expense for a monthly administrative services agreement, $11,686 for franchise and state capital stock taxes and $2,603 for other expenses. Interest on the trust fund investment was $7,355, excluding $1,838 of deferred interest.

Net income of $71,666 reported for the year ended December 31, 2005 consisted primarily of $57,000 expense for directors’ and officers’ liability insurance, $90,000 expense for a monthly administrative services agreement, $74,453 for franchise and state capital stock taxes, $84,445 for consulting, legal and accounting expenses, $29,550 for federal income taxes, $114,220 for failed acquisition costs and $50,461 for other expenses. Interest on the trust fund investment was $558,661, excluding $139,578 of deferred interest, and interest earned on the money market account was $13,134.

Millstream II received net proceeds of $24,690,054 in its initial public offering. After depositing $23,736,000 in the trust fund, Millstream II has used the balance of the net proceeds totaling $954,054 as follows:

Merger-related costs	$107,900
Directors and officers insurance policy for two years	115,026
Professional fees (attorneys, accountants, consultants)	219,650
Federal and state taxes, including franchise/capital stock taxes	209,983
Administrative service fee	161,250
Other operational costs, net of interest income earned on cash balance	33,073
Remaining cash at November 14, 2006	107,172

Through November 14, 2006, Millstream II has paid $107,900 of costs relating to the merger. As of November 14, 2006, Millstream II has $107,712 in cash and cash equivalents, excluding the trust fund. As of November 14, 2006, Millstream II had accounts payable and accrued expenses of approximately $515,935, including legal fees payable to Broad and Cassel, accounting fees due to Goldstein Golub Kessler LLP, trustee fees due to Continental Stock Transfer and Trust Company, printing and edgarizing fees relating to the proxy statement and the other quarterly and current reports payable to St. Ives Financial Printers and Scullen Printers, Millstream II’s consultants’ fees payable to Renthon LLC, and Delaware franchise tax and Federal income tax. The funds outside the trust are insufficient to cover Millstream II’s current accounts payable and accrued expenses. Except for accrued liabilities for Delaware franchise tax and Federal income tax of $64,000, Millstream II currently believes all of the accounts payable and accrued expenses reflected on Millstream II’s balance sheet would be considered vendor claims for purposes of the indemnification provided by Mr. Arthur Spector. The trust assets will be reduced to the extent of the Delaware franchise tax and the Federal income tax amounts due. There can be no assurances that Mr. Spector will be able to satisfy his indemnification obligations. If Mr. Spector is unable to satisfy his obligations under the indemnification agreement, the trust fund will be reduced by the amount of these accounts payable and accrued expenses and stockholders will receive less in the liquidation of Millstream II.

Estimated proceeds not held in trust on the registration statement were $853,000. Actual net proceeds not held in trust were $954,054. The difference related primarily to legal fees being less than estimated by

Back to Contents

approximately $95,000 and actual other expenses approximately $6,000 less than estimated. The use of proceeds as estimated in the registration statement is fairly accurate except legal and accounting fees related to SEC reporting obligations are expected to total approximately $60,000, or $20,000 higher than originally estimated. Millstream II also expects working capital needs to be approximately $20,000 higher than expected, primarily due to higher federal taxes as a result of higher interest earnings on the trust assets than expected. In addition, professional fees in the table above include $62,763 of legal and accounting fees and $50,000 of consulting fees relating to failed acquisitions.

Off-balance Sheet Arrangements

Options and warrants issued in conjunction with Millstream II’s initial public offering are equity-linked derivatives and, accordingly, represent off-balance sheet arrangements. The options and warrants meet the scope exception in paragraph 11(a) of Statement of Financial Accounting Standards (“SFAS”) No. 133 and are accordingly not accounted for as derivatives for purposes of SFAS No. 133, but instead are accounted for as equity. See note 5 to Millstream II’s financial statements for more information.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of Sprinturf and the historical balance sheet of Millstream II as of September 30, 2006, giving effect to the merger of Sprinturf and Millstream II pursuant to the merger agreement, as if the merger had been consummated on September 30, 2006. The following unaudited pro forma condensed combined statements of operations combine the historical combined statement of income of Sprinturf and the historical statement of operations of Millstream II for the year ended December 31, 2005, and the historical consolidated statement of income of Sprinturf and the historical statement of operations of Millstream II for the nine months ended September 30, 2006, giving effect to the merger as if it had occurred on January 1, 2005.

We are providing the following information to aid you in your analysis of the financial aspects of the merger. We derived this information for the year ended December 31, 2005, from the audited combined financial statement of Sprinturf and the audited financial statements of Millstream II for that year, and the information for the nine months ended September 30, 2006 from the unaudited consolidated financial statement of Sprinturf and the unaudited financial statements of Millstream II for that period. Sprinturf has provided all the information set forth herein regarding Sprinturf, and Millstream II has provided all the information set forth herein regarding Millstream II. Neither Millstream II nor Sprinturf assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the Millstream II audited financial statements and related notes included in this proxy statement under “Millstream II Financial Statements” and the Sprinturf audited combined financial statements included in this proxy statement under “Sprinturf Combined Financial Statements.”

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the merger, factually supportable, and expected to have a continuing impact on the combined results.

The unaudited pro forma combined information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Because the plans for these activities have not been finalized, we are not able to reasonably quantify the cost for such activities. You should not rely on the pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

The following information should be read in conjunction with the pro forma condensed combined financial statements:

•	Accompanying notes to the unaudited pro forma combined condensed financial statements.

•
Separate historical combined financial statements of Sprinturf for the year ended December 31, 2005 and the consolidated financial statements for the nine months ended September 30, 2006 included elsewhere in this proxy statement.

•	Separate historical financial statements of Millstream II for the year ended December 31, 2005 and the nine months ended September 30, 2006 included elsewhere in this proxy statement.

The unaudited pro forma condensed combined balance sheet has been prepared using two different levels of approval of the merger by Millstream II stockholders, as follows:

•	Assuming Maximum Approval: This presentation assumes no Millstream II stockholders exercise their conversion rights; and

•	Assuming Minimum Approval: This presentation assumes that 19.99% of the Millstream II stockholders exercise their conversion rights.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the merger been completed at the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial statements were prepared using the purchase method of accounting, with Sprinturf as the acquired company. Under the purchase method of accounting, the purchase price, including transaction costs, to acquire Sprinturf will be allocated to the underlying net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair values of the net assets acquired will be recorded as goodwill. For a more detailed description of purchase accounting, see “The Merger—Anticipated Accounting Treatment” on page 52.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

Assuming Maximum Approval
September 30, 2006
(In thousands)

	Sprinturf	Millstream	Pro Forma Adjustments		Pro Forma Combined

Current assets:
Cash and cash equivalents	$243	$154	$25,282	(a)	$15,534
			(285)	(b)
			(8,000)	(c)
			(1,860)	(c)
Investments held in trust	—	25,282	(25,282)	(a)	—
Other current assets	10,119	347	—		10,466

Total current assets	10,362	25,783	(10,145)		26,000
Property and equipment, net	668	—	—		668
Goodwill and other intangible assets	—	—	21,424	(c)	23,594
			2,170	(c)
Deferred acquisition costs		310	(310)	(c)
Total other assets	98	—	—		98

Total assets	$11,128	$26,093	$13,139		$50,360

Current liabilities:
Line of credit	$6,594	$—	$—		$6,594
Current portion of long-term debt	3,180	—	(285)	(b)	2,895
Other current liabilities	6,003	671	—		6,674
Deferred Interest	—	309	(309)	(c)	—

Total current liabilities	15,777	980	(594)		16,163
Other long-term liabilities	556	—	—		556
Long-term debt, net of current portion	344	—	—		344

Total liabilities	16,677	980	(594)		17,063
Common stock subject to possible conversion	—	4,745	(4,745)	(c)	—

Shareholders’ equity
Common stock	—	1	—		1
Additional paid-in capital	97	19,970	4,745	(c)	32,617
			7,875	(c)
			(97)	(c)
Accumulated deficit	(5,646)	397	5,646	(c)	706
			309	(c)

Total shareholders’ equity	(5,549)	20,368	18,478		33,297

Total liabilities and shareholders’ equity	$11,128	$26,093	$13,139		$50,360

See notes to unaudited pro forma condensed combined financial statements.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

Assuming Minimum Approval
September 30, 2006
(In thousands)

	Sprinturf	Millstream	Pro Forma Adjustments		Pro Forma Combined

Current assets:
Cash and cash equivalents	$243	$154	$25,282	(a)	$10,480
			(285)	(b)
			(8,000)	(c)
			(1,860)	(c)
			(5,054)	(c)
Investments held in trust	—	25,282	(25,282)	(a)	—
Other current assets	10,119	347	—		10,466

Total current assets	10,362	25,783	(15,199)		20,946
Property and equipment, net	668	—	—		668
Goodwill and other intangible assets	—	—	21,424	(c)	23,594
			2,170	(c)
Deferred acquisition costs	—	310	(310)	(c)
Total other assets	98	—	—		98

Total assets	$11,128	$26,093	$8,085		$45,306

Current liabilities:
Line of credit	$6,594	$—	$—		$6,594
Current portion of long-term debt	3,180	—	(285)	(b)	2,895
Other current liabilities	6,003	671	—		6,674
Deferred Interest	—	309	(309)	(c)	—

Total current liabilities	15,777	980	(594)		16,163
Other long-term liabilities	556	—	—		556
Long-term debt, net of current portion	344	—	—		344

Total liabilities	16,677	980	(594)		17,063
Common stock subject to possible conversion	—	4,745	(4,745)	(c)	—

Shareholders’ equity
Common stock	—	1	—		1
Additional paid-in capital	97	19,970	7,875	(c)	27,845
			(97)	(c)
Accumulated deficit	(5,646)	397	5,646	(c)	397

Total shareholders’ equity	(5,549)	20,368	13,424		28,243

Total liabilities and shareholders’ equity	$11,128	$26,093	$8,085		$45,306

See notes to unaudited pro forma condensed combined financial statements.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS

Year Ended December 31, 2005
Assuming Maximum Approval
(In thousands, except per share data)

	Sprinturf	Millstream	Pro Forma Adjustments		Pro Forma Combined

Revenue	$29,103	$—	$—		$29,103
Cost of sales	24,605				24,605

Gross Profit	4,498				4,498
Selling, general and administrative expense	7,266	471			7,737

Operating (loss)	(2,768)	(471)			(3,239)
Other (expense) income:
Interest income	3	572	141	(d)	716
Interest expense	(443)				(443)
Other (expense) income	(174)				(174)

Total other (expense) income	(614)	572	141		99

(Loss) Income before income taxes	(3,382)	101	141		(3,140)
Income tax provision	—	(29)	29	(e)	—

Net (loss) income	$(3,382)	$72	$170		$(3,140)

Net income per share:		$0.01
Pro forma net (loss) per share:					$(0.35)

See notes to unaudited pro forma condensed combined financial statements.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS

Year Ended December 31, 2005
Assuming Minimum Approval
(In thousands, except per share data)

	Sprinturf	Millstream	Pro Forma Adjustments		Pro Forma Combined

Revenue	$29,103	$—	$—		$29,103
Cost of sales	24,605				24,605

Gross Profit	4,498				4,498
Selling, general and administrative expense	7,266	471			7,737

Operating (loss)	(2,768)	(471)			(3,239)
Other (expense) income:
Interest income	3	572			575
Interest expense	(443)				(443)
Other (expense) income	(174)				(174)

Total other (expense) income	(614)	572	—		(42)

(Loss) Income before income taxes	(3,382)	101			(3,281)
Income tax provision	—	(29)	29	(e)	—

Net (loss) income	$(3,382)	$72	$29		$(3,281)

Net income per share:		$0.01
Pro forma net (loss) per share:					$(0.41)

See notes to unaudited pro forma condensed combined financial statements.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2006
Assuming Maximum Approval
(In thousands, except per share data)

	Sprinturf	Millstream	Pro Forma Adjustments		Pro Forma Combined

Revenue	$28,242	$—	$—		$28,242
Cost of sales	22,546				22,546

Gross Profit	5,696				5,696
Selling, general and administrative expense	5,941	165	—		6,106

Operating loss	(245)	(165)	—		(410)
Other income (expense):
Interest income	—	678	168	(d)	846
Interest (expense)	(426)	—			(426)

Total other income (expense)	(426)	678	168		420

(Loss) income before income taxes	(671)	513	168		10
Income tax provision	—	(175)	172	(e)	(3)

Net (loss) income	$(671)	$338	$340		$7

Net income per share:		$0.06
Pro forma net income per share:					$0.00

See notes to unaudited pro forma condensed combined financial statements.

Back to Contents

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2006
Assuming Minimum Approval
(In thousands, except per share data)

	Sprinturf	Millstream	Pro Forma Adjustments		Pro Forma Combined

Revenue	$28,242	$—	$—		$28,242
Cost of sales	22,546				22,546

Gross Profit	5,696				5,696
Selling, general and administrative expense	5,941	165	—		6,106

Operating loss	(245)	(165)	—		(410)
Other income (expense):
Interest income	—	678	—		678
Interest (expense)	(426)	—			(426)

Total other income (expense)	(426)	678	—		252

(Loss) Income before income taxes	(671)	513			(158)
Income tax provision	—	(175)	175	(e)	—

Net (loss) income	$(671)	$338	$175		$(158)

Net income per share:		$0.06
Pro forma net (loss) per share:					$(0.03)

See notes to unaudited pro forma condensed combined financial statements.

Back to Contents

Notes to Pro Forma Condensed Combined Financial Statements

Adjustments included in the column under the heading “Pro Forma Adjustments” include:
(in thousands, except per share amounts)

(a)
To reflect the release of funds raised from Millstream II’s initial public offering which are currently held in trust at JPMorgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company, as trustee.

(b)	To reflect repayment of shareholder loan.

(c)
$7,875 to reflect the issuance of 1,500,000 shares of Millstream II common stock (based on $5.25 per share as of July 17, 2006); $8,000 to reflect the payment of cash in conversion of ownership interest of Sprinturf; $1,860 to reflect payment of transaction related expenses and $2,170 to capitalize the transaction expenses, including $310 deferred on Millstream II’s balance sheet. $21,424 to reflect goodwill and other intangible assets; $5,646 and $(97) to eliminate Sprinturf equity under purchase method of accounting; and $5,054, $(4,745) and $(309) assuming maximum approval to reflect increase in equity/assuming minimum approval to reflect payment in cash to dissenting Millstream II stockholders.

(d)	To reflect interest income from deferred interest assuming maximum approval.

(e)	To adjust income tax expense. No income tax benefit has been recorded due to uncertainty of future taxable income.

(f)	Pro forma net loss per share was calculated by dividing pro forma net loss by the weighted average number of shares outstanding.

	Assuming Maximum Approval	Assuming Minimum Approval

Sprinturf	1,500,000	1,500,000
Millstream II	5,600,000	4,680,460

Pro Forma Weighted Average Number of Shares Outstanding	7,100,000	6,180,460

NOTE: The purchase price allocation is preliminary and will be subject to a final determination upon closing of the acquisition of the acquired business. The final determination of the purchase price allocation may result in material allocation differences when compared to this preliminary allocation and the impact of the revised allocation may have a material effect on the actual results of operation and financial position of the combined entities. No adjustment for the amortization of intangibles was made to the pro forma financial statements.

Sprinturf will hire an independent appraiser by the closing date to determine the fair value of its intangible assets and, with respect to the trademarks, useful lives. Sprinturf believes its two valuable intangible assets are its patents and trademarks. Any remaining purchase price in excess of the valuation of patents and trademarks will be assigned to goodwill. Sprinturf does not anticipate any significant change to its remaining assets and liabilities as they currently approximate fair value. Patents and trademarks will be amortized against future earnings based on useful lives assigned, which in the case of the patents, will be their expiration dates and, in the case of trademarks, will be the useful lives as determined by the independent appraiser. If the independent appraiser determines the useful life of the trademarks are indefinite, the trademarks would not be amortized. This amortization will reduce future earnings. In addition, any indefinite lived intangible assets, including goodwill, will be reviewed at least annually for impairment. Should any intangible be deemed impaired, an impairment loss will be recorded on the income statement for that period.

The final purchase price may be impacted by contingent consideration to be paid as follows: (i) a delayed amount in cash equal to $10.00 for each $1.00 that EBITDA exceeds $4,600,000 for the fiscal year ended December 31, 2007, or $6,500,000 for the fiscal year ended December 31, 2008 but not to exceed $2,000,000 in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined, (ii) a delayed amount in shares of Millstream II common stock equal to 1-2/3 shares of Millstream II common stock for each $1.00 that EBITDA exceeds $4,800,000 for the fiscal year ended December 31, 2007, or for the fiscal year ended December 31, 2008, additional shares of Millstream II common stock if EBITDA for such year exceed a threshold of $6,500,000 (or higher, depending on the amount of consideration earned for the fiscal year ended December 31, 2007) but not to exceed 2,000,000 million shares of Millstream II common stock in the aggregate for the fiscal years ended December 31, 2007 and 2008 combined, (iii) a

Back to Contents

delayed amount in cash equal to $0.50 for each $1.00 collected with respect to certain accounts receivable at any time prior to the two year anniversary of the Closing Date, and (iv) in cash equal to two percent of the increase in annual sales of Sprinturf for the fiscal years ended December 31, 2007, 2008 and 2009 over the preceding year, not exceeding $600,000 per year; provided, however, that in the event that payment of any of the delayed consideration payable in cash would cause the value of the shares of Millstream II common stock received by Sprinturf’s shareholder to be less than forty percent of the total value of the consideration received in the merger by Sprinturf’s shareholder some of the merger consideration otherwise payable in cash may be paid in shares of Millstream II common stock. Since the consideration is contingent on future events, the additional purchase price will be recorded as an adjustment to intangible assets when the contingency is resolved. Should the additional purchase price increase amortizable intangible assets, it will increase future annual amortization. If purchase price has been previously allocated to all amortizable intangibles and goodwill results, the goodwill balance will be adjusted for the contingent consideration and it will be subject to review for impairment.

Back to Contents

DIRECTORS AND MANAGEMENT OF THE COMBINED COMPANY FOLLOWING
THE MERGER

The Combined Company Following the Merger

At the effective time of the merger, the board of directors and executive officers of the combined company will be as follows:

Name	Age	Title	Term

Arthur Spector	65	Chairman of the Board and Chief Executive Officer	2008
Henry A. Julicher	59	Founder and Director	2009
Elliott Levine	52	Chief Operating Officer, Specialty Surfaces Corporation	N/A
Bruce Cheskin	41	Executive Vice President, Specialty Surfaces Corporation	N/A
Robert E. Keith, Jr.	63	Director	2008
Don K. Rice	56	Director	2007
Dr. Heinz C. Schimmelbusch	60	Director	2007

Arthur Spector has served as the Chairman of the Board of Directors, Chief Executive Officer and President of Millstream II since its inception in September 2004. After completion of the merger, Mr. Spector will serve as the Chairman of the Board of Directors and Chief Executive Officer of the combined company and intends to devote at least 50% of his time to fulfill his duties. Mr. Spector has been serving as the chairman of the Board of Directors of NationsHealth, Inc. since August 31, 2004. From April 2003 to August 31, 2004, Mr. Spector was the chairman of the board, chief executive officer and president of NationsHealth’s predecessor, Millstream Acquisition Corporation, a special purpose acquisition corporation. Since 1997, Mr. Spector has served as managing director of Safeguard International Fund, L.P., an international private equity fund. Mr. Spector is a director of the following Safeguard International portfolio companies: ALD Vacuum Technologies GmbH, Puralube Inc and PFW Aerospace AG. Mr. Spector is an officer and director of the following Safeguard International portfolio companies: Metallurg Holdings Inc. and Timminco Limited Mr. Spector also serves as a director and officer of several portfolio companies of Safeguard International. From March 1995 to October 2002, Mr. Spector served as chairman of the board of Neoware Systems, Inc., a manufacturer of sophisticated computer appliances and related software, and from May 1996 until June 1997, he also served as its president and chief executive officer. Mr. Spector has served as a director of Docucorp International, a public document automation company, since 1997. Mr. Spector has been a director of Timminco Limited, a public specialty metals company, since 2004. From 1998 to 2002, Mr. Spector served as a director of USDATA Corporation, a software company. Mr. Spector received a B.S. from the Wharton School of Finance at the University of Pennsylvania and a J.D. from the University of Pennsylvania Law School.

Henry A. Julicher founded Sprinturf in 1999 and has been its Director and Chief Executive Officer since its inception. After completion of the merger, Mr. Julicher will be a director and have the title of Founder for the combined company. Since 1971, Mr. Julicher has been involved in the sports surfacing business as the founder of several start-up enterprises related to synthetic surfaces and athletic equipment. As founder in these enterprises, Mr. Julicher was responsible for the overall business operations with a focus on sales and marketing and product development. Mr. Julicher has also been involved in many aspects within the synthetic turf industry including design, consultant, developer, general contractor, and material manufacturer. Mr. Julicher has served a broad range of customers from residential clients to professional sports teams to United States presidents. On January 22, 2002, Mr. Julicher pled nolo contendere to the summary offense of disorderly conduct and paid a fine of $300 plus costs in connection with this matter.

Elliot Levine has served as President and Chief Operating Officer of Sprinturf since April 2004. After completion of the merger, Mr. Levine will remain the Chief Operating Officer of Specialty Surfaces Corporation. In this capacity, Mr. Levine is responsible for the operations and sales of Sprinturf. Prior to joining Sprinturf, Mr. Levine was founder and General Manager of The Sales Factor, a sales consultancy, from

Back to Contents

1999 to 2003. The Sales Factor provided consulting services including sales process development, sales force evaluation and recruiting. Mr. Levine served as President and Chief Executive Officer of Savoir Technologies, a division of Savoir Technology Group, Inc. (STG), a publicly held supplier of IBM mid-range and UNIX-based systems from 1998-1999. Before joining STG, Mr. Levine spent three years as President and Chief Operating Officer of Softmart, Inc. a global reseller of computer products to the Fortune 1,000 and government market places. Mr. Levine has held a variety of other executive and management positions including Vice President and General Manager of ENSONIQ from 1993 to 1994, a leader in audio sound for PCs, and Vice President of Merisel, Inc., a global provider of PC hardware and software from 1980 to 1991. At Merisel, Mr. Levine managed three of the company’s five sales divisions, which divisions had over $2.0 billion in annual sales revenue.

Bruce Cheskin has been employed at Sprinturf since its inception in 1999. Mr. Cheskin joined the company as Vice President of Installation. In 2004, he was promoted to Executive Vice President and continues to have installation as his primary responsibility. After completion of the merger, Mr. Cheskin will serve as Executive Vice President of Specialty Surfaces Corporation. Mr. Cheskin is responsible for all aspects of logistics and installation and is an integral member of the sales proposal team. Mr. Cheskin began his career in the sports surfacing industry in 1986 supervising over 1,000 tennis court installations throughout the United States. Mr. Cheskin has also managed the installation of a variety of other sports surfaces including multi-lane running tracks, basketball courts and multi-use hardwood flooring.

Robert E. Keith, Jr. has been a member of the board of directors since Millstream II’s inception. Since May 1989, Mr. Keith has been a managing director of TL Ventures, L.P., its predecessor entity and related entities that serve as the management companies for several of the TL Ventures funds. He has served as president of TL Ventures Inc., a successor to Technology Leaders Management, Inc., a private equity capital management company, since December 1991 and as its chief executive officer since December 1996. Since October 2001, Mr. Keith has served as chairman of the board of directors of Safeguard Scientifics, Inc. and served as its vice chairman from February 1999 through September 2001. Mr. Keith also served as a member of the office of the chief executive of Safeguard Scientifics, Inc. from April 2001 through October 2001. Since August 1996, Mr. Keith has been the chairman of the management companies for, and a senior advisor to and co-founder of, EnerTech Capital Partners and EnerTech Capital Partners II, venture capital funds that invest in technology and service companies related to energy, communications and the broader utilities marketplace. Since March 1996, Mr. Keith has served as a director of Internet Capital Group, Inc., a public company that provides software solutions and related services to businesses, and served as its chairman of the board from March 1996 through December 2001. Mr. Keith also served as a member of the board of directors of Millstream Acquisition Corporation from August 2003 to August 2004. Mr. Keith received a B.A. from Amherst College and J.D. from Temple University.

Don K. Rice has been a member of the board of directors since Millstream II’s inception. Mr. Rice has been the chairman of the board, chief executive officer, president and treasurer of Ascend Acquisition Corporation, a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business since its inception in December 2005. Mr. Rice was a co-founder and has been a managing partner of RSTW Partners since 1989. RSTW Partners is a privately held firm that, through limited partnerships, invests primarily in the subordinated debt of middle market companies located throughout the United States. Prior to forming RSTW Partners, from 1986 to December 1988, Mr. Rice was affiliated with First Texas Merchant Banking Group, a firm which specialized in providing subordinated debt financing, and was its vice president from 1986 to 1988 and president and chief executive officer from May 1988 to December 1988. He was also vice president of PruCapital, Inc., an investment subsidiary of The Prudential Insurance Company of America, from March 1984 to April 1986. Mr. Rice has served as a member of the board of directors of NationsHealth, Inc. since its inception in August 2003. NationsHealth is a Nasdaq listed company that, through its wholly owned subsidiary, NationsHealth L.L.C., provides medical products and pharmacy benefits to Medicare participants and other senior citizens. NationsHealth, Inc. was originally known as Millstream Acquisition Corporation. Mr. Rice received a B.B.A. and M.B.A. from the University of Texas.

Dr. Heinz C. Schimmelbusch has been a member of the board of directors since Millstream II’s inception. Since January 1997, he has served as managing director of the general partner and of the

Back to Contents

management company of Safeguard International Fund, L.P. Since July 1998, Dr. Schimmelbusch has served as chairman of the board and a director of Metallurg, Inc. and has served as its chief executive officer since November 2002. He has also served as president, chief executive officer and a director of Metallurg Holdings, Inc. since July 1998. Since 2004, Dr. Schimmelbusch has served as chairman of the board of directors of Timminco Limited, a specialty metal company publicly traded on the Toronto Stock Exchange. Since June 2003, Dr. Schimmelbusch has served as a member of the board of directors of MMC Norilsk Nickel, a producer of metals, technical sulfur, hard coal and other materials for industrial needs with its securities listed on the London, Moscow and Berlin Stock Exchanges and the Over The Counter Bulletin Board. Dr. Schimmelbusch also served as a member of the board of directors of Millstream Acquisition Corporation from August 2003 to August 2004. Dr. Schimmelbusch received a graduate degree and Ph.D. in economics from the University of Tubingen, Germany.

Board of Directors Committees

Audit Committee

Millstream II’s Board of Directors will have an audit committee consisting of three independent directors. The audit committee will appoint, retain, set compensation of, and supervise Millstream II’s independent accountants, review the results and scope of the audit and other accounting related services and review Millstream II’s accounting practices and systems of internal accounting and disclosure controls. Upon adoption and consummation of the merger proposal, Millstream II’s audit committee will adopt a charter that will govern its responsibilities and actions and designate an audit committee financial expert.

Code of Ethics

In December 2004, the Millstream II Board of Directors adopted a code of ethics that applies to its directors, officers and employees. Requests for copies of its code of ethics should be sent in writing to Millstream II Acquisition Corporation, 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.

Governance Agreement

Pursuant to the governance agreement, Mrs. Julicher and Mr. Spector agreed that:

•	the Board of Directors of Millstream II will initially be comprised of five directors, one nominated by Mrs. Julicher and four by Mr. Spector; and

•	Mr. Spector will be the Chief Executive Officer of the combined company.

Director Compensation

Millstream II’s directors do not currently receive any cash compensation for their service as members of the Board of Directors.

Upon consummation of the merger, the combined company’s non-employee directors will receive an annual fixed amount for their service on the Board of Directors. In addition, the chairman and each member of each of the Audit Committee and Compensation Committee will receive an additional fixed amount for their service on each of these committees. These exact amount will be determined by the Board of Directors upon consummation of the merger.

Executive Compensation

Pursuant to an employment agreement executed by Millstream II and Mr. Henry Julicher, Millstream II has agreed to pay Mr. Julicher $395,000 per annum for a term of three years. See “Employment Agreement” page 67. A compensation committee comprised of independent directors may also establish additional incentive compensation payments to Mr. Julicher.

Sprinturf Executive Officers

The following sets forth summary information concerning the compensation paid by Sprinturf to its chief executive officer and the two most highly compensated executive officers during the last three fiscal years.

Back to Contents

Management Compensation Summary

		Annual Compensation
Name	Year	Salary	Other(1)	Total Compensation

Henry Julicher,	2005	$—	$821,682	$821,682
Chief Executive Officer	2004	—	466,042	466,042
	2003	—	19,956	19,956

Elliot Levine,	2005	180,000	15,743	195,743
President and Chief	2004	141,923	—	141,923
Operating Officer (2)	2003	—	16,750	16,750

Bruce Cheskin,	2005	125,000	22,172	152,172
Executive Vice	2004	109,820	23,899	133,719
President	2003	101,000	10,219	111,219

Charles Danlink,	2005	138,000	—	138,000
Vice President of	2004	147,519	—	147,519
Sales	2003	150,788	—	150,788

Mike Noble,	2005	119,000	—	119,000
Vice President of	2004	58,500	—	58,500
Sales

(1)
Other compensation listed includes insurance payments in the amounts of $12,187, $15,743 and $16,010 for each of Messrs. Julicher, Levine and Cheskin, respectively, in 2005 and $15,883 and $15,883 for each of Messrs. Julicher and Cheskin, respectively, in 2004 and $13,832 and $10,219 for each of Messrs. Julicher and Cheskin, respectively, in 2003. Additional other compensation includes a car allowance of $11,162 and $11,500 for Mr. Cheskin in 2005 and 2004 and a $16,750 consulting fee for Mr. Levine. Lastly other compensation includes $809,682, $450,150 and $6,124 for Mr. Julicher which represents payment to Mr. Julicher for expenses in lieu of drawing a salary, such amounts are classified as compensation expense and included in general and administrative expenses.

(2)	Mr. Levine served as a consultant for Sprinturf during 2003.

Millstream II Executive Officer

Mr. Arthur Spector, Millstream II’s Chairman of the Board of Directors, Chief Executive Officer and President has not received any compensation for his services.

An affiliate of Mr. Spector, 400 Building LLC, has made available to Millstream II a small amount of office space and certain office and secretarial services, as Millstream II may require from time to time. Millstream II has agreed to pay 400 Building LLC $7,500 per month for these services. As of June 30, 2006, Millstream II has paid 400 Building LLC $135,000.

Millstream II has reimbursed and will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on its behalf such as identifying and investigating possible target businesses and business combinations.

Back to Contents

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Millstream II

In September 2004, Millstream II issued 875,000 shares of its common stock to the individuals set forth below for $25,000 in cash, at an average purchase price of approximately $0.029 per share. On December 7, 2004, Millstream II’s Board of Directors authorized a stock dividend of 0.1428571 shares of common stock for each outstanding share of common stock, effectively lowering the price to $0.025 per share. Following these transactions the following persons owned shares of Millstream II common stock as follows:

Name	Number of Shares	Relationship to Us

Arthur Spector	397,142	Chairman of the Board, Chief Executive Officer and President
Castlecomb Family Trust	397,142	Stockholder
Dr. Heinz C. Schimmelbusch	68,572	Director
Robert E. Keith, Jr.	68,572	Director
Don K. Rice	68,572	Director

Pursuant to an escrow agreement between Millstream II, its initial directors, officers and stockholders and Continental Stock Transfer & Trust Company, all of the shares owned by such persons were placed in escrow, with Continental acting as escrow agent, pursuant to an escrow agreement, until the earliest of:

•	December 17, 2007;

•	Millstream II’s liquidation; or

•
the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of Millstream II’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to its consummating a business combination with a target business.

During the escrow period, these shares cannot be sold, but the owners retain all other rights as stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends are to also be placed in escrow. If Millstream II is unable to effect a business combination and liquidates, none of the initial stockholders, officer or directors will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to Millstream’s initial public offering.

Millstream II also entered into a registration rights agreement with the initial directors, officer and stockholders pursuant to which the holders of the majority of the shares issued prior to the initial public offering are entitled to make up to two demands that Millstream II register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. Millstream II will bear the expenses incurred in connection with the filing of any such registration statements.

Each of Millstream II’s initial directors, officer and stockholders also entered into a letter agreement with Millstream II and EarlyBirdCapital, Inc. pursuant to which, among other things:

•
each agreed to vote all their respective shares in accordance with the majority of the holders of Millstream II’s shares of common stock sold in its initial public offering if Millstream II solicits approval of its stockholders for a business combination;

•
if Millstream II fails to consummate a business combination by December 23, 2006, each agreed to take all reasonable actions within his power to cause Millstream II to liquidate as soon as reasonably practicable;

•	each waived any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his shares;

Back to Contents

•
each agreed to present to Millstream II for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of Millstream II’s consummation of a business combination, its liquidation or until such time as he ceases to be an officer or director of Millstream II, subject to any pre-existing fiduciary obligations he might have;

•
each agreed that Millstream II could not consummate any business combination which involves a company which is affiliated with any of its initial directors, officers or stockholders unless Millstream II obtains an opinion from an independent investment banking firm reasonably acceptable to EarlyBirdCapital, Inc. that the business combination is fair to its stockholders from a financial perspective;

•
each agreed that he and his affiliates will not be entitled to receive and will not accept any compensation for services rendered to Millstream II prior to the consummation of its business combination; and

•	each agreed that he and his affiliates will not be entitled to receive or accept a finder’s fee or any other compensation in the event he or his affiliates originate a business combination.

400 Building LLC, an affiliate of Arthur Spector, has agreed that commencing December 17, 2004 and ending upon the acquisition of a target business, it will make available to us a small amount of office space and certain office and secretarial services, as Millstream II may require from time to time. Millstream II has agreed to pay 400 Building LLC $7,500 per month for these services. As of June 30, 2006, Millstream II has paid 400 Building LLC $135,000.

Arthur Spector advanced $35,000 to Millstream II to cover expenses related to the initial public offering. The loan was payable without interest on the earlier of September 29, 2005 or the consummation of the initial public offering. The loan was repaid in December 2004 from the proceeds of the initial public offering.

Millstream II has and will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on its behalf such as identifying and investigating possible target businesses and business combinations.

Other than $5,000 paid to Millstream II’s assistant secretary in connection with her preparation of Millstream II’s financial statements and filings with the SEC and the $7,500 per month administrative fee and reimbursable out-of-pocket expenses payable to its officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of Millstream II’s initial directors, officer or stockholder, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

All ongoing and future transactions between Millstream II and any of its officers and directors or their respective affiliates, will be on terms believed by Millstream II to be no less favorable than are available from unaffiliated third parties and will require prior approval in each instance by a majority of the members of Millstream II Board who do not have an interest in the transaction.

Sprinturf

Sprinturf installed a synthetic turf system at a recreation complex owned by Mr. Julicher, Sprinturf’s Chief Executive Officer. The installation of the synthetic turf was billed at cost ($434,000).

Sprinturf is a guarantor on a commercial mortgage loan extended to Mr. and Mrs. Julicher, Sprinturf’s Chief Executive Officer and sole shareholder by a bank in the amount $2,900,000. The commercial mortgage loan is secured by commercial real estate that is owned by Mr. and Mrs. Julicher.

Back to Contents

BENEFICIAL OWNERSHIP OF SECURITIES

Beneficial Owners of More Than 5% of Millstream II Common Stock

Based upon filings made with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act on or before September 15, 2006, Millstream II is aware of the following beneficial owners of more than 5% of any class of its voting securities.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Millstream II common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock(2)

Arthur Spector(3)	397,142	7.1%
Castlecomb Family Trust(4)	397,142	7.1%
Sapling, LLC(5)	325,200	5.8%
Millenco, L.P.(6)	310,400	5.5%

(1) Unless otherwise indicated, the business address of each of the individuals is 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.
(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(3)  Arthur Spector is Millstream II’s Chairman of the Board, Chief Executive Officer and President. These shares do not include shares of Millstream II common stock owned by the Castlecomb Family Trust, of which Mr. Spector disclaims beneficial ownership.

(4)  The Castlecomb Family Trust is a trust established by Mr. Spector and his wife for the benefit of his descendents. Adam B. Spector and Jeremy D. Spector, Mr. Spector’s adult sons, are co-trustees and control persons of the trust. Mr. Spector disclaims any beneficial interest in the trust and the shares of Millstream II common stock owned by the trust. The business address of the Castlecomb Family Trust is 2927 Macomb Street NW, Washington D.C., 20008.

(5)  The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Mr. Jeffrey Tannenbaum is the president of Fir Tree, Inc., Sapling’s manager, and is the control person of Sapling.

(6)  The business address for Millenco, L.P. is 666 Fifth Avenue, New York, New York 10103. Millennium Management, L.L.C., a Delaware limited liability company (“Millennium Management”), is the general partner of Millenco, and consequently may be deemed to have voting control and investment discretion over securities owned by Millenco. Israel A. Englander (“Mr. Englander”) is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management and is the control person of Millenco.

Back to Contents

Security Ownership of the Sole Officer and the Directors of Millstream II

The following table sets forth information with respect to the beneficial ownership of Millstream II common stock, as of September 15, 2006, by its officer and directors:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock(2)

Arthur Spector(3)	397,142	7.1%
Dr. Heinz C. Schimmelbusch	68,572	1.2%
Robert E. Keith, Jr.(4)	68,572	1.2%
Don K. Rice(5)	68,572	1.2%
Castlecomb Family Trust(6)	397,142	7.1%
All directors and the executive officer as a group (4 individuals)	602,858	10.8%

(1) Unless otherwise indicated, the business address of each of the individuals is 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.
(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(3)  Arthur Spector is Millstream II’s Chairman of the Board, Chief Executive Officer and President. These shares do not include shares of Millstream II common stock owned by the Castlecomb Family Trust, of which Mr. Spector disclaims beneficial ownership.

(4) The business address of Mr. Keith is 435 Devon Park Drive, Building 700, Wayne, Pennsylvania 19087.
(5) The business address of Mr. Rice is 517 Fishers Road, Bryn Mawr, Pennsylvania 19010.
(6)  The Castlecomb Family Trust is a trust established by Mr. Spector and his wife for the benefit of his descendents. Adam B. Spector and Jeremy D. Spector, Mr. Spector’s adult sons, are co-trustees and control persons of the trust. Mr. Spector disclaims any beneficial interest in the trust and the shares of Millstream II common stock owned by the trust. The business address of the Castlecomb Family Trust is 2927 Macomb Street NW, Washington D.C., 20008.

All of the 1,000,000 shares of Millstream II common stock owned by Millstream II’s directors, sole executive officer and initial stockholders have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement described below.

Back to Contents

Security Ownership Upon Consummation of the Business Combination

Assuming consummation of the merger with no Millstream II stockholder exercising their conversion rights and based upon filings made with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act on or before September 15, 2006, the following table sets forth information with respect to the beneficial ownership of Millstream II common stock, by its officers, directors and 5% or more beneficial owners:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock(2)

Henry Julicher(3)	1,500,000	21.1%
Margit S. Julicher(4)	1,500,000	21.1%
Arthur Spector(5)	397,142	5.6%
Dr. Heinz C. Schimmelbusch	68,752	*
Robert E. Keith, Jr.(6)	68,572	*
Don K. Rice(7)	68,572	*
Castlecomb Family Trust(8)	397,142	5.6%
All directors and the executive officer as a group (4 individuals)	602,858	8.5%

* Less than 1%.
(1) Unless otherwise indicated, the business address of each of the individuals is 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.
(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(3) Represents shares that will be issued to Mrs. Julicher following the merger. The business address of Mr. Julicher is 1200 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania 19087.
(4) The business address of Mrs. Julicher is 1200 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania 19087.
(5)  Arthur Spector is Millstream II’s Chairman of the Board, Chief Executive Officer and President. These shares do not include shares of Millstream II common stock owned by the Castlecomb Family Trust, of which Mr. Spector disclaims beneficial ownership.

(6) The business address of Mr. Keith is 435 Devon Park Drive, Building 700, Wayne, Pennsylvania 19087.
(7) The business address of Mr. Rice is 517 Fishers Road, Bryn Mawr, Pennsylvania 19010.
(8)  The Castlecomb Family Trust is a trust established by Mr. Spector and his wife for the benefit of his descendents. Adam B. Spector and Jeremy D. Spector, Mr. Spector’s adult sons, are co-trustees and control persons of the trust. Mr. Spector disclaims any beneficial interest in the trust and the shares of Millstream II common stock owned by the trust. The business address of the Castlecomb Family Trust is 2927 Macomb Street NW, Washington D.C., 20008.

Back to Contents

PRICE RANGE OF SECURITIES AND DIVIDENDS

Millstream II

The shares of Millstream II common stock, warrants and units are currently traded on the OTCBB under the symbols “MSMA,” “MSMAW” and “MSMAU,” respectively. The closing price for each share of common stock, warrant and unit of Millstream II on August 14, 2006, the last trading day before the announcement of the execution of the merger agreement, was $5.24, $0.62 and $6.50, respectively. Millstream II units commenced public trading on December 20, 2004 and common stock and warrants commenced public trading on January 5, 2005.

The closing price per share of Millstream II common stock, warrants and units as reported on the OTCBB on November 10, 2006, the most recent trading day practicable before the printing of this proxy statement, was $5.43, $0.37 and $6.25, respectively.

The table below sets forth, for the calendar quarters indicated, the high and low bid prices of the Millstream II units, common stock and warrants as reported on the OTCBB. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions, and may not represent actual transactions.

	Units
Quarter ended	High	Low

December 31, 2004	$6.49	$5.97

	Units		Common Stock		Warrants
	High	Low	High	Low	High	Low

2005

First Quarter	$7.10	$6.36	$5.35	$5.05	$0.92	$0.70
Second Quarter	6.75	6.30	5.60	5.05	0.88	0.68
Third Quarter	7.00	6.15	5.19	5.00	0.90	0.67
Fourth Quarter	7.19	6.15	5.28	5.08	0.91	0.55

2006

First Quarter	7.45	6.85	5.45	5.20	1.15	0.82
Second Quarter	7.65	6.45	5.45	5.21	1.13	0.60
Third Quarter	7.10	6.25	5.34	5.20	0.93	0.46
Fourth Quarter*	6.25	6.17	5.43	5.26	0.50	0.37

*	Through November 10, 2006.

No cash dividends have been paid to Millstream II’s stockholders since its inception.

Holders of Millstream II common stock, warrants and units should obtain current market quotations for their securities. The market price of Millstream II common stock, warrants and units could vary at any time before the merger.

As of November 10, 2006, Millstream II had one holder of record of its units, eight holders of record of its common stock and one holder of record of its warrants.

Sprinturf

There is no established public trading market for the common stock of Sprinturf. Sprinturf did not pay any dividends on any of its common stock during 2004 or 2005.

Combined Company

The combined company does not intend to pay any dividends on its shares of common stock at this time. Rather, it intends to reinvest any earnings back into the combined company. At this time, the combined

Back to Contents

company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future. The combined company also expects that any loan or credit facilities that it enters into will limit its ability to pay dividends.

In connection with the merger, application will be made for the quotation of the combined company’s common stock, warrants and units on The Nasdaq Stock Market under the symbol “TURF,” “TURFW,” and “TURFU,” respectively, subject to official notice of issuance.

DESCRIPTION OF THE COMBINED COMPANY’S SECURITIES FOLLOWING THE MERGER

The following description of the material terms of the capital stock and warrants of the combined company following the merger includes a summary of specified provisions of the second restated certificate of incorporation of Millstream II and amended and restated by- laws of Millstream II that will be in effect upon completion of the merger. This description is subject to the relevant provisions of the Delaware General Corporation Law and is qualified by reference to Millstream II’s second restated certificate of incorporation and by-laws, copies of which are attached as Annexes C and D, respectively, to this proxy statement and are incorporated in this proxy statement by reference.

General

The combined company’s authorized capital stock will consist of 300,000,000 shares of all classes of capital stock, of which 250,000,000 will be shares of common stock, par value, $0.0001 per share, and 50,000,000 will be shares of preferred stock, par value of $0.0001 per share.

Common Stock

The holders of the combined company’s shares of common stock are entitled to one vote for each share on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Subject to the preferences and rights, if any, applicable to the shares of preferred stock, the holders of the shares of common stock of the combined company are entitled to receive dividends if and when declared by the Board of Directors of the combined company. Subject to the prior rights of the holders, if any, of the preferred shares, the holders of the combined company’s shares of common stock are entitled to share ratably in any distribution of the assets of the combined company upon liquidation, dissolution or winding-up, after satisfaction of all debts and other liabilities.

The provisions of Millstream II’s amended and restated certificate of incorporation regarding the liquidation of Millstream II in the event that Millstream II does not consummate a business combination within 18 months from the date of the consummation of its initial public offering, or 24 months from the consummation of the initial public offering if specified extension criteria have been satisfied, and the corresponding distribution of assets to its stockholders will not be included in the certificate of incorporation of the combined company.

Application will be made to quote the common stock, warrants and units of the combined company on The Nasdaq Stock Market under the trading symbols “TURF,” “TURFW,” and “TURFU,” respectively.

Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series and the Board of Directors of the combined company, without approval of the stockholders, is authorized to designate series of preferred stock and to fix the rights, privileges, restrictions and conditions to be attached to each such series of shares of preferred stock. The issuance of shares of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of holders of the combined company’s shares of common stock.

As of the date of this proxy statement, there are no outstanding shares of preferred stock of any series.

Back to Contents

Change of Control Related Provisions of the Combined Company’s Amended and Restated Certificate of Incorporation, By-laws, and Delaware Law

A number of provisions in the combined company’s amended and restated certificate of incorporation and by-laws and under the Delaware General Corporation Law may make it more difficult to acquire control of the combined company. These provisions may have the effect of delaying, deferring, discouraging, preventing or rendering more difficult a future takeover attempt which is not approved by the combined company’s Board of Directors but which individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. In addition, these provisions may adversely affect the prevailing market price of the common stock. These provisions are intended to:

•	enhance the likelihood of continuity and stability in the composition of the combined company’s Board of Directors;

•	discourage some types of transactions that may involve an actual or threatened change in control of the combined company;

•	discourage certain tactics that may be used in proxy fights;

•	ensure that the combined company’s Board of Directors will have sufficient time to act in what the Board believes to be in the best interests of the combined company and its stockholders; and

•	encourage persons seeking to acquire control of the combined company to consult first with the combined company’s Board to negotiate the terms of any proposed business combination or offer.

Unissued Shares of Capital Stock

Common Stock.     Immediately after the merger and assuming that none of the public stockholders elect to exercise their conversion right, the combined company will have outstanding approximately 9,766,667 shares of common stock. The remaining shares of authorized and unissued common stock will be available for future issuance without additional stockholder approval. While the additional shares are not designed to deter or prevent a change of control, under some circumstances the combined company could use the additional shares to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control by, for example, issuing those shares in private placements to purchasers who might side with the combined company’s Board of Directors in opposing a hostile takeover bid.

Preferred Stock.     The second restated certificate of incorporation will grant the combined company’s Board of Directors the authority, without any further vote or action by the combined company’s stockholders, to issue preferred stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rates, voting rights, terms of redemption, redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series. The existence of authorized but unissued preferred stock could reduce the combined company’s attractiveness as a target for an unsolicited takeover bid since the combined company could, for example, issue shares of preferred stock to parties who might oppose such a takeover bid or shares that contain terms the potential acquirer may find unattractive. This may have the effect of delaying or preventing a change in control, may discourage bids for the common stock at a premium over the market price of the common stock, and may adversely affect the market price of, and the voting and other rights of the holders of, common stock.

Classified Board of Directors, Vacancies and Removal of Directors

The second restated certificate of incorporation and by-laws will provide that the combined company’s Board of Directors will be divided into three classes of even number or nearly even number, with each class elected for staggered three-year terms expiring in successive years. Any effort to obtain control of the combined company’s Board of Directors by causing the election of a majority of the Board of Directors may require more time than would be required without a staggered election structure. Stockholders may remove

Back to Contents

directors with or without cause. Vacancies in the combined company’s Board of Directors, including a vacancy created by increasing the size of the Board, may only be filled by a majority of the combined company’s directors. Any director elected to fill a vacancy, including a vacancy created by increasing the size of the Board, will hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor shall have been duly elected and qualified. No decrease in the number of directors will shorten the term of any incumbent director. The combined company’s second restated certificate of incorporation and by-laws will provide that the number of directors will be fixed and increased or decreased from time to time by resolution of the Board of Directors, but the Board of Directors will at no time consist of fewer than five directors. These provisions may have the effect of slowing or impeding a third party from initiating a proxy contest, making a tender offer or otherwise attempting a change in the membership of the combined company’s Board of Directors that would effect a change of control.

Advance Notice Requirements for Nomination of Directors and Presentation of New Business at Meetings of Stockholders; Action by Written Consent

The combined company’s amended and restated by-laws will provide for advance notice requirements for stockholder proposals and nominations for director. Generally, to be timely, notice must be delivered to the secretary of the combined company at its principal executive offices not fewer than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. In addition, under the provisions of both the second restated certificate of incorporation and by-laws, action may not be taken by written consent of stockholders; rather, any action taken by the stockholders must be effected at a duly called annual or special meeting. Special meetings may be called by the combined company’s Board of Directors. These provisions make it more procedurally difficult for a stockholder to place a proposal or nomination on the meeting agenda or to take action without a meeting, and therefore may reduce the likelihood that a stockholder will seek to take independent action to replace directors or seek a stockholder vote with respect to other matters that are not supported by management.

Business Combination Under Delaware Law

As a Delaware corporation, the combined company will be subject to Section 203 of the Delaware General Corporation Law, unless it elects in its second restated certificate of incorporation not to be governed by the provisions of Section 203. The combined company does not plan to make that election. Subject to specified exceptions, Section 203, as currently in effect, prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless:

•	before that date, the Board of Directors approved either the business combination or the transaction in which such stockholder became an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, other than statutorily excluded shares; or

•
on or after that date, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the holders of at least 66 2/3% of the combined company’s outstanding voting stock which is not owned by the interested stockholder.

A “business combination”, as further defined by the Delaware General Corporation Law, includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Except as otherwise described in the Delaware General Corporation Law, an “interested stockholder” is defined to include:

•	any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding

Back to Contents

voting stock of the corporation at any time within three years immediately before the date of determination; and

•	the affiliates and associates of any such person.

Mrs. Julicher and her affiliates or associates will not be subject to the restrictions imposed by Section 203 because the combined company’s Board of Directors approved the merger, which is the business combination in which she would have become an interested stockholder.

Limitation of Liability of Directors

The second restated certificate of incorporation will provide that no director will be personally liable to the combined company or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except to the extent that this limitation on or exemption from liability is not permitted by the Delaware General Corporation Law and any amendments to that law. As currently enacted, the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	payments of unlawful dividends or unlawful stock repurchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

The principal effect of this limitation on liability provision is that a stockholder will be unable to recover monetary damages against a director for breach of fiduciary duty unless the stockholder can demonstrate that one of the exceptions listed in the Delaware General Corporation Law applies. This provision, however, will not eliminate or limit director liability arising in connection with causes of action brought under the federal securities laws. The combined company’s second restated certificate of incorporation will not eliminate its directors’ fiduciary duties. The inclusion of this provision in the second restated certificate of incorporation may, however, discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited the combined company and its stockholders. This provision should not affect the availability of equitable remedies such as injunction or rescission based upon a director’s breach of his or her fiduciary duties.

The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers as well as its other employees and agents against judgments, fines, amounts paid in settlement and expenses, including attorneys’ fees, in connection with various proceedings, other than an action brought by or in the right of the corporation, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of an action brought by or in the right of the corporation, except that indemnification in such a case may only extend to expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The combined company’s second restated certificate of incorporation and, with regard to its officers, its amended and restated by-laws will provide that the combined company will indemnify its directors and officers to the fullest extent permitted by Delaware law. Under these provisions and subject to the Delaware General Corporation Law, the combined company will be required to indemnify its directors and officers for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director’s or officer’s position with the combined company or another entity that the director or officer serves as a director, officer, employee or agent at the combined company’s request, subject to various conditions, and to advance funds to the combined company’s directors and officers before final disposition of such proceedings to enable them to defend against such proceedings.

Back to Contents

To receive indemnification, the director or officer must have been successful in the legal proceeding or have acted in good faith and in what was reasonably believed to be a lawful manner in the best interest of the combined company. The amended and restated by-laws also specifically authorize the combined company to maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the combined company, or is or was serving at the combined company’s request as a director, officer, employee or agent of another entity, against certain liabilities.

Warrants and Purchase Option

9,200,000 warrants are currently outstanding and prior to the closing of the merger, Millstream II will issue to Renthon LLC warrants to purchase an additional 100,000 shares of common stock on substantially the same terms as Millstream II’s publicly traded warrants. Each warrant entitles the registered holder to purchase one share of Millstream II common stock at a price of $5.00 per share, each subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of the merger; or

•	December 17, 2005.

The warrants will expire at 5:00 p.m., New York City time on December 16, 2008. Millstream II may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $.01 per warrant at any time after the warrants become exercisable;

•	upon not less than 30 days’ prior written notice of redemption to each warrantholder; and

•
if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrantholders.

The warrants have been issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Millstream II.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation of Millstream II. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrantholders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside. No fractional shares will be issued upon exercise of the warrants. However, if a warrantholder exercises all warrants then owned of record by him, Millstream II will pay to the warrantholder, in lieu of the issuance of any fractional share which is otherwise issuable to the warrantholder, an amount for such fractional share in cash based on the market value of the common stock on the last trading day prior to the exercise date.

The representative of the underwriters in Millstream II’s initial public offering have an option to purchase up to a total of 300,000 units at a price of $9.90 per unit. The units issuable upon exercise of this

Back to Contents

option are identical to those sold in Millstream II’s initial public offering, except that the warrants included in the option have an exercise price of $6.25 per share.

Quotation or Listing

Millstream II’s currently outstanding common stock, warrants and units currently are quoted on the OTCBB. Millstream II will use its best efforts to list the outstanding shares of common stock warrants and units, and the shares of common stock to be issued in the merger, on The Nasdaq Stock Market or, if they are not eligible for Nasdaq, on the American Stock Exchange.

Registration Rights Agreement

Millstream II has entered into a registration rights agreement providing for the registration of the shares of common stock to be issued in the merger, as described in “Registration Rights Agreement.”

Transfer Agent and Registrar

The Transfer Agent and Registrar for the shares of Millstream II common stock, warrants and units is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, (212) 509-4000.

COMPARISON OF STOCKHOLDER RIGHTS

Millstream II is incorporated under the laws of Delaware and Sprinturf is incorporated under the laws of Pennsylvania. In accordance with the merger agreement, at the effective time of the merger, the shareholder of Sprinturf will convert her common stock for newly issued Millstream II shares of common stock. Your rights as a Millstream II stockholder will be governed by Delaware law and the second amended and restated certificate of incorporation and by-laws of Millstream II. The following is a comparison of the material rights of the current stockholders of Millstream II, the shareholder of Sprinturf and the stockholders of the combined company after the merger, under each company’s organizational documents and the statutory framework in Delaware and Pennsylvania.

The forms of the combined company second restated certificate of incorporation and by-laws are included in this proxy statement as Annexes C and D, respectively, and are incorporated into this proxy statement by reference. The following description does not purport to be complete and is qualified by reference to the Delaware General Corporation Law, the Pennsylvania Business Corporation Law, the restated certificate of incorporation and by-laws of Millstream II and the articles of incorporation and by-laws of Sprinturf.

Back to Contents

Comparison of Certain Provisions of the Certificate of Incorporation and By-law Provisions of Millstream II and the Combined Company after the merger and Certain Provisions of the Articles of Incorporation and By-laws of Sprinturf

Provision	Millstream II	Sprinturf	Combined Company

Authorized Capital Stock	16 million, of which:	1,000 shares of common stock, $1.00 par value.	300 million, of which:

	• 15 million are shares of common stock, par value $0.0001 per share; and		• 250 million are shares of common stock, par value $0.0001 per share; and

	• 1 million are shares of preferred stock, par value $0.0001 per share.		• 50 million are shares of preferred stock, par value $0.0001 per share.

Board of Directors	The board of directors must have not less than one and not more than nine directors. The exact number is determined from time to time by resolution adopted by a majority of the entire board of directors. Millstream II currently has four directors.	The board of directors must have not less than one and not more than three directors.	The board of directors must have at least five directors. The exact number is determined from time to time by resolution adopted by a majority of the entire board of directors. Initially, the combined company will have five directors, after the completion of merger.

Qualification of Directors	Directors need not be stockholders.	Directors need not be stockholders.	Same as Millstream II.

Removal of Directors	The entire board of directors or any director may be removed with or without cause by a majority vote of the holders of the outstanding shares. In case the board or any one or more directors are so removed, new directors may be elected at the same time for the unexpired portion of the full term of the directors removed.	The entire board, or any class thereof, or any individual director, may be removed without cause by vote of shareholders, or of the holders of a class or series of shares, entitled to elect directors, or the class of directors. In the event of such removal, new directors may be elected at the same meeting. The board may be removed at any time with or without cause by the unanimous vote or consent of shareholders entitled to vote thereon. The board may remove any director who has been declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or, if within 60 days of an election, the director does not accept the offer in writing or by attending a board meeting. A director shall not be removed (unless the entire board or class of the board is removed) if sufficient votes are cast against the resolution for his removal which, if cumulatively voted at an annual or other regular meeting electing directors, would be sufficient to elect one or more directors to the board or to the class.	Same as Millstream II.

Cumulative Voting	None.	None.	None.

Back to Contents

Provision	Millstream II	Sprinturf	Combined Company

Class of Directors	The board of directors is classified into three classes of directors, designated Class A, Class B and Class C. The number of directors in each class must be as nearly equal as possible. Each director serves for a three-year term, except for the first year of election, in which Class A and Class B will serve for one and two years, respectively, after their election.	The board of directors has one class of directors. Each director serves for a one-year term.	The board of directors is classified into three classes of directors, designated Class I, Class II and Class III. The number of directors in each class must be as nearly equal as possible. Each director serves for three succeeding annual meetings of stockholders, except for the first year of election, in which Class I, Class II and Class III directors will hold office until the first, second and third annual meeting, respectively, following the completion of the merger. See “Directors and Management of the Combined Company Following the Merger.”

Vacancies on the Board	Vacancies and newly created directorships are filled by the majority vote of the remaining directors in office, even though less than a quorum, or by a sole remaining director.	Any vacancy occurring in the board may be filled by a majority vote of the remaining directors though less than a quorum of the board. A director elected to fill a vacancy shall serve for the balance of the unexpired term, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.	Same as Millstream II.

Board Quorum	A majority of the entire board of directors constitutes a quorum.	A majority of directors shall constitute a quorum and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the board.	Same as Millstream II.

Annual Stockholder Meeting	Date, time and place of the annual meeting is determined by the board of directors.	Same as Millstream II.	Same as Millstream II.

Special Stockholder Meeting	Special meetings may only be called by a majority of the board of directors or by the chief executive officer or the chairman of the board of directors and must be called by the secretary if requested in writing by the holders of a majority of the shares of the capital stock.	Special meetings of the shareholders shall be held when directed by the board or when requested in writing by the holders of not less than 20% of all shares entitled to vote. A meeting requested by shareholders shall be called for a date not more than sixty days after the request is made.	Special meetings may only be called by or at the direction of the board of directors.

Quorum Requirements	The presence, in person or by proxy, of the holders of shares of capital stock entitled to cast a majority of the votes that could be cast at the meeting by the holders of all of the outstanding shares of capital stock entitled to vote at the meeting constitutes a quorum.	___% of the votes that all shareholders are entitled to cast on a particular matter shall constitute a quorum.	Same as Millstream II.

Action by Written Consent	Permitted.	Permitted.	The right of stockholders to act by written consent is denied.

Back to Contents

Provision	Millstream II	Sprinturf	Combined Company

Notice Requirements for Stockholder Nominations and Other Proposals	In general, to bring a matter before an annual meeting or to nominate a candidate for director, a stockholder must give notice of the proposed matter or nomination not less than 60 and not more than 90 days prior to public disclosure of the date of annual meeting.
	In the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.	Not applicable.	In general, to bring a matter before an annual meeting or to nominate a candidate for director, a stockholder must deliver notice to the secretary of the combined company not fewer than 90 days nor more than one 120 days prior to the first anniversary of the preceding year’s annual meeting (which anniversary date, in the case of the first annual meeting of stockholders following the time of filing of the amended and restated certificate of incorporation will be June 15, 2006) and in any event at least 45 days prior to the first anniversary of the date on which the company first mailed its proxy materials for the preceding year’s annual meeting of stockholders (which anniversary date, in the case of the first annual meeting of stockholders following the time of filing of the restated certificate of incorporation, will be June 15, 2006). However, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely, must be so delivered not earlier than one 120 days prior to the annual meeting and not later than the later of the ninetieth day prior to the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made.

Amendments to Organizational Documents	Amendments generally must be approved by the board of directors and by a majority of the outstanding stock entitled to vote on the amendment, and, if applicable, by a majority of the outstanding stock of each class or series entitled to vote on the amendment as a class or series. Millstream II by-laws may be amended by the stockholders at any meeting or by the board of directors.	Not applicable.	Amendments must be approved by the board of directors and, for the amended and restated certificate of incorporation, by a majority of the outstanding stock entitled to vote on the amendment, and, if applicable, by a majority of the outstanding stock of each class or series entitled to vote on the amendment as a class or series.

Back to Contents

Provision	Millstream II		Sprinturf	Combined Company

Exculpation and Indemnification of Directors and Employees	A director may not be personally liable for monetary damages for breach of his or her fiduciary duty, except for liability:		Not applicable.	No director may be held personally liable for monetary damages for a breach of his or her fiduciary duty, except to the extent that such exemption from liability or limitation is not permitted under the Delaware General Corporation Law as currently in effect or as it may be amended.
	•	for any breach of the director’s duty of loyalty;
	•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
	•	under Section 174 of the Delaware General Corporation Law; or
	•	for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director must be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Each of the above provisions protects Millstream II directors against personal liability for monetary damages related to breaches of their duty of care. None of the above provisions eliminates the director’s duty of a care nor has any effect on the viability of equitable remedies, such as an injunction or rescission, based upon a director’s breach of his or her duty of care.

Back to Contents

Provision	Millstream II		Sprinturf	Combined Company

Indemnification	In general, the by-laws provide for the indemnification of any director or officer who was or is a party to any threatened, pending or completed action by reason of his or her status as a director or officer against any expenses, judgments, fines or settlements actually and reasonably incurred by the director or officer, if the individual:		Not applicable.	Same as Millstream II.

	•	acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the company; and

	•	with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. Millstream II will advance expenses to a director or officer upon receipt of an undertaking to repay the advanced amount if it is ultimately determined that the individual is not entitled to indemnification.

EXPERTS

The financial statements of Millstream II included in this proxy statement have been audited by Goldstein Golub Kessler LLP, independent registered public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting and auditing. Goldstein Golub Kessler LLP has acted as auditor for Millstream II since 2004.

The combined financial statements of Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire and Associates, Inc. at December 31, 2005 and 2004 and for each of the three years ending December 31, 2005, 2004 and 2003 included in this proxy statement have been audited by Amper, Politzner & Mattia, P.C., independent registered public accounting firm, as set forth in their report appearing elsewhere herein and included in reliance upon such report given on the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Broad and Cassel, a general partnership including professional associations, is acting as counsel to Millstream II in connection with the merger and compliance with United States securities laws. Klehr, Harrison, Harvey, Branzburg & Ellers LLP is acting as counsel to Sprinturf in connection with the merger.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

As permitted by the Securities Exchange Act of 1934, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the proxy statement.

Back to Contents

Millstream II will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Mr. Arthur Spector, Millstream II Acquisition Corporation, 435 Devon Park Drive, Building 400, Wayne, PA 19087.

Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact Mr. Arthur Spector, Millstream II Acquisition Corporation, 435 Devon Park Drive, Building 400, Wayne, PA 19087 to request multiple copies of the proxy statement in the future.

Stockholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Mr. Arthur Spector, Millstream II Acquisition Corporation, 435 Devon Park Drive, Building 400, Wayne, PA 19087 to request that only a single copy of the proxy statement be mailed in the future.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8(e) promulgated by the Commission, a stockholder intending to present a proposal to be included in the Millstream II’s proxy statement for Millstream II 2007 Annual Meeting of Stockholders must deliver a proposal in writing to the Company’s principal executive offices no later than February 15, 2007.

Stockholder proposals intended to be presented at, but not included in Millstream II’s proxy materials for, that meeting must be received by Millstream II no later than March 17, 2007, at its principal executive offices; otherwise, the persons named as proxies in Millstream II’s form of proxy shall have discretionary authority to vote on such proposals.

WHERE YOU CAN FIND MORE INFORMATION

Millstream II files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Millstream II with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.

Millstream II files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Millstream II at the Securities and Exchange Commission website containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to Millstream II has been supplied by Millstream II, and all such information relating to Sprinturf has been supplied by Sprinturf. Information provided by either of us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the merger, you should contact:

Millstream II Acquisition Corporation
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

Back to Contents

INDEX TO FINANCIAL STATEMENTS

Sprinturf Combined Financial Statement

Millstream II Financial Statements

Report of Independent Registered Public Accounting Firm	F-22
Balance Sheet as of December 31, 2005 and 2004	F-23
Statements of Operations for the Years Ended December 31, 2005 and the Periods between September 24, 2004 (Inception) through December 31, 2004 and 2005	F-24
Statements of Stockholders’ Equity for the Years Ended December 31, 2005 and 2004	F-25
Statements of Cash Flow for the Years Ended December 31, 2005 and the Periods between September 24, 2004 (Inception) through December 31, 2004 and 2005	F-26
Notes to Financial Statements	F-27
Balance Sheets as of September 30, 2006 and December 31, 2005	F-32
Statements of Operations for the Quarter and Nine Months Ended September 30, 2006 and 2005 and the Period between September 24, 2004 (Inception) through September 30, 2006	F-33
Statements of Cash Flow for the Nine Months Ended September 30, 2006 and 2005 and the Period between September 24, 2004 (Inception) through September 30,2006	F-34
Notes to Financial Statements	F-35

Back to Contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying combined balance sheets of Specialty Surfaces International, Inc and Empire and Associates, Inc. (the Company) as of December 31, 2005 and 2004, and the related combined statements of operations, shareholders’ deficit, and cash flows for each of the years ended December 31, 2005, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005, 2004 and 2003, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses, negative cash flows from operations and working capital deficiencies that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Amper, Politzner & Mattia, P.C.

August 8, 2006
Edison, New Jersey

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire & Associates, Inc.
Combined Balance Sheets

	As of December 31,
	2005	2004

ASSETS
Current assets:
Cash	$106,380	$145,147
Accounts receivable, net	4,155,433	3,145,850
Inventory	173,798	281,716
Rebate receivable, net	—	485,463
Prepaid expenses and other assets	275,642	128,581
Costs in excess of billings	1,732,074	726,968

Total current assets	6,443,327	4,913,725
Property & equipment, net	552,953	518,484
Total other assets	118,294	114,230

Total assets	$7,114,574	$5,546,439

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$3,500,863	$1,541,525
Line of credit	4,527,860	3,000,000
Current portion of long-term debt	2,972,785	1,484,267
Accrued expenses	58,631	193,248
Accrued warranty, current portion	199,923	171,135
Billings in excess of costs	75,195	199,731

Total current liabilities	11,335,257	6,589,906
Accrued warranty, net of current portion	524,339	312,061
Long-term debt, net of current portion	131,749	138,456

Total liabilities	11,991,345	7,040,423
Commitments and contingencies	—	—
Shareholders’ deficit
Common stock	27,238	27,238
Additional paid-in capital	70,178	70,178
Accumulated deficit	(4,974,187)	(1,591,400)

Total shareholders’ deficit	(4,876,771)	(1,493,984)

	$7,114,574	$5,546,439

See accompanying notes to the combined financial statements.

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire & Associates, Inc.
Combined Statements of Operations

	For the Years Ended December 31,
	2005	2004	2003

Revenue	$29,102,777	$25,911,687	$18,521,287
Cost of sales	24,605,331	20,526,193	15,709,477

Gross profit	4,497,446	5,385,494	2,811,810
Selling expense	2,247,124	1,669,696	1,257,068
General and administrative expense	5,019,021	3,582,473	3,280,274

Operating income (loss)	(2,768,698)	133,326	(1,725,532)
Other income (expense):
Interest income	2,607	2,456	12,123
Interest expense	(442,774)	(241,813)	(152,202)
Other income (expense)	(173,922)		495,265

Total other income (expense)	(614,089)	(239,357)	355,186

Net (loss)	$(3,382,787)	$(106,031)	$(1,370,346)

See accompanying notes to the combined financial statements.

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire & Associates, Inc.
Combined Statements of Cash Flows

	For the Years Ended December 31,
	2005	2004	2003

Cash flows from operating activities:
Net loss	$(3,382,787)	$(106,031)	$(1,370,346)
Adjustments to reconcile net loss to net cash outflows:
Depreciation	182,555	149,581	109,311
Loss on sale of property and equipment	—	—	4,735
Changes in operating assets and liabilities:
Accounts receivable	(1,009,583)	(1,327,194)	(508,251)
Inventory	107,918	(104,373)	(177,343)
Rebate receivable	485,463	(85,463)	(400,000)
Prepaid expenses and other assets	(147,061)	282,815	(392,026)
Costs in excess of billings	(1,005,106)	(487,661)	1,123,894
Other assets	(4,064)	(48,389)	72,285
Accounts payable	1,959,338	271,750	(18,673)
Accrued expenses	(134,617)	117,486	(160,237)
Accrued warranty	241,066	160,466	214,365
Billings in excess of costs	(124,536)	42,617	64,368

Net cash flows (used) in operations	(2,831,414)	(1,134,396)	(1,437,918)

Cash flows from investing activities:
Purchases of property and equipment	(217,024)	(174,843)	(325,540)
Sales of property and equipment	—	—	2,000

Net cash flows (used) in investing activities	(217,024)	(174,843)	(323,540)

Cash flows from financing activities:
Borrowings of debt	3,393,367	1,615,923	1,806,115
Repayments of debt	(383,696)	(168,692)	(61,059)

Net cash flows provided by financing activities	3,009,671	1,447,231	1,745,056
Net increase (decrease) in cash	(38,767)	137,992	(16,402)
Cash, beginning of year	145,147	7,155	23,557

Cash, end of year	$106,380	$145,147	$7,155

Supplemental cash flow information:
Cash paid for interest	$442,774	$239,163	$152,202

See accompanying notes to the combined financial statements.

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire and Associates, Inc.
Combined Statements of Shareholders’ Deficit
For the Years Ended December 31, 2003, 2004 and 2005

				Total
	Common	Additional	Accumulated	Shareholders’
	Stock	Paid-in Capital	Deficit	Deficit

Balance at January 1, 2003	$27,238	$70,178	$(115,023)	$(17,607)
Net loss	—	—	(1,370,346)	(1,370,346)

Balance at December 31, 2003	27,238	70,178	(1,485,369)	(1,387,953)
Net loss	—	—	(106,031)	(106,031)

Balance at December 31, 2004	27,238	70,178	(1,591,400)	(1,493,984)
Net loss	—	—	(3,382,787)	(3,382,787)

Balance at December 31, 2005	$27,238	$70,178	$(4,974,187)	$(4,876,771)

See accompanying notes to the combined financial statements.

Back to Contents

NOTES TO COMBINED FINANCIAL STATEMENTS

1. GENERAL INFORMATION

Organization and Business Activity:  Specialty Surfaces International, Inc., d/b/a Sprinturf (“Specialty Surfaces”), was founded in 1999 by Henry Julicher, Chief Executive Officer, and began doing business as Sprinturf. In 2002, Mr. Julicher acquired Empire and Associates, Inc. (“Empire”), which performs similar services as Specialty Surfaces in California.

Specialty Surfaces and Empire (collectively the “Company” or “Sprinturf”) design, sell and install synthetic turf systems for athletic fields for schools, colleges, professional sports teams and private institutions, offering its customers a synthetic turf system with the look and feel of natural grass while providing improved drainage, lower maintenance costs and higher durability. In 2003, the Company began generating sales from its turf products for use in residential and commercial landscaping applications. The Company distributes its products through a direct sales force and licensed distributors.

Sprinturf is headquartered in Wayne, Pennsylvania and operates from two facilities. As of December 31, 2005, the Company operates in one segment and employed 39 full-time employees. During the summer months, the Company employs approximately 80 to 120 seasonal workers to install synthetic turf systems.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the continuity of operations, realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 2005, the Company had an accumulated deficit of $4,974,187 and a working capital deficiency of $4,891,930. In addition, the Company is currently in default on its line of credit with a bank. The ability of the Company to continue as a going concern is dependent upon the Company generating sufficient cash flows from operations and by raising additional capital. Management plans to complete a merger with a public company (See Note 11) to raise the capital necessary to meet these needs. However, there can be no assurance that the Company will be able to successfully complete this merger. As a result, these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from this uncertainty.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The Company has combined the financial statements of Specialty Surfaces and Empire since they are closely related businesses and are under common control. The combined financial statements include the historical operations of the Company. All transactions between Specialty Surfaces and Empire have been eliminated in combination.

Seasonality:  Sprinturf’s business is seasonal, with a significant amount of revenues earned in the summer months. The seasonality is a result of Sprinturf’s customers, most of which are schools, preferring the Company’s synthetic turf systems to be installed in the summer months while school is not in session and the athletic fields are not being used. Accordingly, Sprinturf may experience a seasonal pattern in its operating results with lower revenue in the first and fourth quarters of each calendar year than other quarters. Quarterly results may also be affected by the timing of installation, the stage of completion of major projects and revenue recognition policies. Results for any one particular quarter, therefore, may not be indicative of results for other quarters or for the year.

Fiscal Year:  The Company’s fiscal year is the twelve month period ended December 31.

Use of Estimates:  In preparing the combined financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts in the combined financial statements and accompanying notes. The more significant management estimates are the Company’s estimate of percentage of completion and provision for losses on contracts, if any, useful lives of property and equipment, provisions for allowance for doubtful accounts, warranty accrual and various contingencies. Actual results could differ from those estimates. Changes in facts and circumstances may result in revised estimates, which are recorded in the period in which they become known.

Back to Contents

Revenue and Cost Recognition:  Revenue is generated from fixed price synthetic turf system sales and installations. Revenues from these contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract. Profit margins the Company recognizes in all periods prior to completion of the project on any contract depend on the accuracy of the Company’s estimates of approximate revenue and will increase to the extent that its current estimates of aggregate actual costs are below amounts previously estimated. Conversely, if the Company’s current estimated costs exceed prior estimates, its profit margins will decrease and the Company may realize a loss on the project. In order to increase aggregate revenue on the contract, the Company generally must obtain a change order, contract modification or successfully prevail in a claim in order to receive payment for the additional costs. To the extent the Company provides discounts to its customers, revenue is recorded net of the discount. If a third party agrees to reimburse the Company for all or a portion of the discount provided, the reimbursement is recorded as a reduction of the discount taken, or revenue, when collection is reasonably assured.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, depreciation costs and subcontractor costs, when applicable. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Costs and estimated earnings in excess of billings represent revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Change Orders and Claims:  Change orders are modifications of an original contract that effectively change the provisions of the contract without adding new provisions. Either the Company or its client may initiate change orders. They may include changes in specifications or design, manner of performance, materials and period of completion of the work. Claims are amounts in excess of the agreed contract price that the Company seeks to collect from its clients or others for client-caused delays, errors in specifications and designs, contract terminations, change orders that are either in dispute or are unapproved as to both scope and price, or other causes of unanticipated additional costs.

Change orders and claims occur when changes are experienced once contract performance is underway. Change orders are sometimes documented and terms of such change orders are agreed with the client before the work is performed. Sometimes circumstances require work on change orders to be performed prior to client agreement. Change orders and claims are included in total estimated contract revenue when it is probable that the change order or claim will result in a bona fide addition to contract value that can be reliably estimated. No profit is recognized on claims until final settlement occurs. This can lead to a situation where costs are recognized in one period and revenues are recognized when client agreement is obtained or claims resolution occurs, which can be in subsequent periods.

Property and Equipment:  Property and equipment are recorded at cost. Repair and maintenance expenses, which do not improve or extend the life of the respective assets, are charged directly to expense as incurred. The Company maintains a policy to capitalize all property and equipment purchases in excess of $2,500. The assets and related depreciation and amortization accounts are adjusted for property retirements and disposals with the resulting gain or loss included in operations. Fully depreciated assets remain in the accounts until retired from service. The Company provides for depreciation on property and equipment using the straight-line method over the estimated useful lives of the assets. The estimated service lives of assets used in computing depreciation are as follows:

Equipment	5 years
Vehicles	5 years

Long-Lived Assets:  Sprinturf accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may

Back to Contents

not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount of fair value, less costs to sell. As of December 31, 2005, management does not believe any long-lived assets are impaired and has not identified any assets as being held for disposal.

Surety Bonds:  The Company, as condition for entering into customer sales and installation contracts, is required to obtain surety bonds. These bonds are collateralized by contract receivables and the personal guarantee of the Company’s stockholder. For the year ended December 31, 2005, outstanding surety bonds totaled $5,200,000.

Inventories:  Inventories consist of synthetic turf, rubber, adhesives and other supplies required for installation. Inventory is stored at the Company’s leased warehouse or at third party locations in anticipation of being utilized in the installation of the final product. Inventory is recorded at the lower of cost, determined on a FIFO (“first-in-first-out”) basis, or market. The Company evaluates inventory for obsolescence on a regular basis and writes-off any inventory it determines not to be saleable.

Advertising Costs:  Advertising costs include costs related to public relations, agency fees, and promotional programs. All advertising costs are expensed as incurred. For the years ended December 31, 2005, 2004, and 2003, advertising costs expensed were $575,362, $357,984, and $199,752, respectively.

Product Warranty:  The Company guarantees the performance of its synthetic turf system and the related installation of the turf systems typically for a period of eight years from the date of the completed installation. The costs incurred to provide for these warranty obligations are estimated and recorded as an accrued liability at the time installation of the field is complete. The Company is indemnified by vendors for product defects. The Company estimates its warranty obligation based on historical expense incurred to repair similar turf systems. The Company estimates and adjusts these accruals at each balance sheet date in accordance with changes in these factors. Management estimates that accrued warranty expense will be approximately $0.07 per square foot sold. As of December 31, 2005 and 2004, accrued warranty was $724,262 and $483,196 respectively. The change in the Company’s accrued warranty obligations for the years ended December 31, 2003, 2004 and 2005 was as follows:

Accrued warranty obligations as of January 1, 2003	$108,365
Accrued warranty usage during 2003	(84,550)
2003 warranty provisions	298,915

Accrued warranty obligations as of December 31, 2003	322,730
Accrued warranty usage during 2004	(171,134)
2004 warranty provisions	331,600

Accrued warranty obligations as of December 31, 2004	483,196
Accrued warranty usage during 2005	(199,923)
2005 warranty provisions	440,989

Accrued warranty obligations at December 31, 2005	$724,262

Income Taxes:  Specialty Surfaces has elected to be treated as an “S” corporation under existing federal and most state regulations. Accordingly, the stockholder is responsible for federal income taxes on Specialty Surfaces’ taxable income.

Empire has elected to be treated as a “C” corporation under existing federal and state regulations. Empire accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes, which requires the establishment of a deferred tax asset or liability for the recognition of future deduction or taxable amounts, and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the change in the deferred asset or liability during the year. Empire establishes a valuation allowance to reduce any deferred tax assets to an amount which will, more likely than not be realized.

Back to Contents

Any deferred tax asset or liability as the result of the operations of Empire or the Company are immaterial.

As of December 31, 2005 and 2004, the principal components of the deferred income tax assets are as follows:

	As of December 31,

	2005	2004

Deferred Tax Assets:
Federal and State net operating loss carryforwards	$25,661	$70,721
Valuation allowance	(25,661)	(70,721)

Net deferred tax assets	$—	—

At December 31, 2005, the Company had net operating losses of approximately $119,000 for Federal tax purposes, expiring in 2022 – 2025, and net operating losses of $58,000 for State tax purposes. A full valuation allowance was recorded against these assets due to the uncertainty of their future realization. Utilization of the net operating losses may be subject to annual limitation due to the ownership change rules provided by Section 382 of the Internal Revenue Code and similar state provision.

There has been no current or deferred provision for income taxes recorded in the combined financial statements for the years ended December 31, 2005, 2004 and 2003.

The income tax expense (benefit) for the years ended December 31, 2005, 2004 and 2003 resulted in effective tax rates of 0.0%, 0.0% and 0.0%, respectively. The reasons for the differences between these effective tax rates and the federal statutory rate of 34% for the years ended December 31, 2003 and 2002 are as follows:

	2005	2004	2003

Federal income tax at statutory rates	34%	34%	34%
State income taxes, net of federal income tax benefit	5.8%	5.8%	5.8%
Income/loss not subject to Federal and state income tax	(39.0)%	(40.7)%	(37.4)%
Valuation allowance	(0.8)%	0.9%	(4.4)%

Effective tax rate	0%	0%	0%

3. ACCOUNTS RECEIVABLE

Contracts Receivable:  Contracts receivable from performing installation of synthetic turf systems are based on contracted prices. Contract receivables consisted of the following:

	As of December 31,
	2005	2004

Billed
Completed contracts	$1,329,323	$698,090
Contracts in progress	2,076,390	1,156,533
Retainage	784,720	1,326,227

	4,190,433	3,180,850
Less: Allowance for Doubtful Accounts:	(35,000)	(35,000)

	$4,155,433	$3,145,850

Allowance for Doubtful Accounts:  The Company maintains allowances for doubtful accounts to cover uncollectible accounts receivable, and evaluates its accounts receivable to determine if they will ultimately be collected. This evaluation includes significant judgments and estimates, including an analysis of receivables aging and a customer-by-customer review for large accounts. If, for example, the financial condition of the Company’s customers deteriorates resulting in an impairment of their ability to pay, additional allowances may be required. As of December 31, 2005 and 2004, the Company had approximately $35,000 respectively in allowance for doubtful accounts. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 90 days after completion of the project and acceptance by the owner. Contracts with sub contractors and general contractors are due 45 days after completion of the project.

Back to Contents

Receivable past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

4. REBATE RECEIVABLE

As of December 31, 2004, the Company had a rebate receivable in the amount of $485,463, which resulted from rebates earned by Sprinturf for purchases of synthetic turf fiber from one of its suppliers. The rebate receivable was offset against purchases of synthetic turf fiber in 2005. The Company stopped purchasing synthetic turf fiber from this supplier during 2005. As of December 31, 2005, the Company has a rebate receivable of $619,338 which has been fully reserved due to uncertainty of collection.

5. COSTS, BILLINGS, AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs, billings, and estimated earnings on uncompleted contracts are summarized as follows:

	As of December 31,
	2005	2004

Costs incurred on uncompleted contracts	$11,761,465	$5,186,710
Estimated earnings	1,114,408	1,045,380

	12,875,873	6,232,090

Billings to date	11,218,994	5,704,853

	$1,656,879	$527,237

Costs and estimated earnings in excess of billings on uncompleted contracts represent revenues recognized in excess of amounts billed. The Company has recorded these costs as current assets on its Combined Balance Sheet for the years ended December 31, 2005 and 2004 in the amounts $1,732,074 and $726,968, respectively.

Billings in excess of costs and estimated earnings on uncompleted contracts represent billings in excess of revenues recognized. The Company has recorded these costs as current liabilities on its Combined Balance Sheet for the years ended December 31, 2005 and 2004 in the amounts $75,195 and $199,731, respectively.

Included in the Company’s Combined Balance Sheet as follows:

	As of December 31,

	2005	2004

Costs and estimated earnings in excess of billings	$1,732,074	$726,968
Billings in excess of costs and estimated earnings	(75,195)	(199,731)

	$1,656,879	$527,237

6. PROPERTY AND EQUIPMENT

	As of December 31,

	2005	2004

Equipment	$501,213	$421,518
Vehicles	572,230	434,901

Less accumulated depreciation	(520,490)	(337,935)

Property and equipment, net	$552,953	$518,484

Depreciation expense of $182,556, $149,581 and $109,311 was recorded for the years ended December 31, 2005, 2004 and 2003, respectively and is included in selling, general and administrative expenses in the Combined Statement of Operations.

Back to Contents

7. INDEBTEDNESS

The Company has a line of credit with a bank under which it may borrow up to $5,100,000 for the purpose of short-term financing of its operations, at an interest rate of 1.5% above the bank’s prime rate. As of December 31, 2005, the rate was 8.75%. The line of credit, which is secured by all the assets of the Company and is guaranteed by the stockholder, matured July 31, 2006. The line contains certain covenants, including one requiring the Company reduce the principal line drawn to $2,000,000 by December 31, 2005. As of December 31, 2005, $4,527,860 was outstanding on the line of credit and the Company was not in compliance with the covenant. In addition, the line of credit contains other financial covenants that the Company is also not in compliance with.

As of July 31, 2006, the Company’s line of credit in the amount $5,100,000 expired. Under the terms of the note, the Company is now in technical default. The bank has not requested payment of the line of credit and the Company is currently negotiating an extension of the line of credit facility.

On May 10, 2006, the Company entered into a second line of credit agreement with the same financial institution that granted the $5,100,000 line of credit and the $2,900,000 commercial mortgage. The amount of this line of credit is $2,000,000, matures on October 10, 2006 and bears interest at a rate of 2.0% above the bank’s prime rate.

The Company has notes payable to various financial institutions totaling $204,000. These notes payable were secured by Company owned vehicles. As of December 31, 2005, the weighted average interest rate on these notes is 7.9%. These notes are generally payable over five years and mature at various dates through 2009.

The Company is a guarantor on a commercial mortgage loan between the Company’s Chief Executive Officer and a bank in the amount $2,900,000. The commercial mortgage loan is secured by commercial property owned by the Company’s Chief Executive Officer, the property is a private athletic field and the Company sold and installed a synthetic turf system on the property in 2003. This loan is included in the Company’s Balance Sheet since the proceeds were used to refinance Company debt and the loan is guaranteed by the Company.

The following is a schedule of the Company’s future principal payments on its indebtedness as of December 31, 2005:

Period Ending December 31	Amount

2006	$7,500,645
2007	68,945
2008	47,305
2009	15,499

$7,632,394

8. COMMITMENTS AND CONTINGENCIES

Legal:

The Company has been named as a defendant in certain lawsuits in the normal course of business. In the opinion of management, after consulting with legal counsel, the liabilities, if any, resulting from these matters should not have a material effect on the Company’s financial position or results of operations. It is the policy of management to disclose the amount or range of reasonably possible losses in excess of recorded amounts. The Company has not recorded any liabilities on its balance sheet as of December 31, 2004 or December 31, 2005 regarding the lawsuits listed below. Sprinturf does not believe that it is reasonably possible that the outcome of these uncertainties will result in a material liability.

In 2004, a plaintiff filed a complaint against Sprinturf alleging that Sprinturf breached certain implied warranties in connection with the installation of turf for three indoor pet day care facilities and that the rubber installed was degrading rendering it defective. The plaintiff paid Sprinturf the sum of $25,625 for the installations. The plaintiff alleges damages of approximately $575,000. Sprinturf has put its rubber supplier on notice of the claim and demanded indemnification for some or all of the claims from the rubber supplier.

Back to Contents

The rubber supplier has verbally agreed to indemnify Sprinturf and paid the retainer fee for counsel. Sprinturf also filed a claim under its commercial general liability policy with its insurance carrier, but was denied coverage. Sprinturf denies any liability and intends to vigorously defend this action. Therefore, the range of loss is $0 to $575,000.

During 2005, the Company settled various legal matters that resulted in approximately $173,000 in payments and additional work performed. This amount was recorded as other expense in the Statement of Operations for the year ended December 31, 2005.

In February 2006, a plaintiff filed a complaint for arbitration against Sprinturf and its surety for work of a subcontractor for failing to conform its work to the project specifications on two high school football fields. The plaintiff alleges damages of $1.3 million, but has continued to use the fields without incident since installation in 2002. Sprinturf is owed approximately $207,000 on its original contract and performed corrective remedial measures on the sub-base at both fields in 2004 at its own expense. The subcontractor is in receivership. The school has agreed to give Sprinturf an indefinite extension of time to answer the complaint pending settlement discussions. In mid-June 2006, the parties executed a stipulation for a stay of action and referred the action to binding arbitration. The parties are actively discussing settlement.

Operating Leases:

The Company is committed under two non-cancelable operating leases on office equipment and three leases for facilities where the Company conducts business. The original terms of the leases range from one to ten years with many leases renewable for an additional five to ten year term at the option of the Company. Certain leases contain escalation provisions.

Total rent expense, including real estate taxes and other expenses in the Combined Statement of Operations for the years ended December 31, 2005, 2004 and 2003 was $179,966, $97,051 and $108,995, respectively.

As of December 31, 2005, future minimum lease payments due under existing non-cancelable leases with remaining terms of greater than one year are as follows:

Period Ending December 31	Amount

2006	$119,827
2007	118,613
2008	123,711
2009	128,809
2010	133,907
Thereafter	45,202

Total	$670,069

Other:

An unrelated third party, Profilers Diversified Capital Group, has agreed to reimburse the Company for discounts provided to certain customers for their purchase and installation of synthetic turf fields from the Company in 2005 under the Company’s marketing and brand awareness program. At December 31, 2005, the amount owed to the Company by the third party for the discounts certain customers received on these fields is $3,152,120, which equals the total amount of the discounts provided to these schools. Although the Company believes it has a valid claim for this receivable, since collection is not reasonably assured the receivable and related revenue have not been recognized.

Upon closing of the proposed merger with Millstream II, Sprinturf is obligated to pay Mr. Warren Musser or his designee a consulting fee of $1.2 million. This fee is contingent upon the consummation of a business combination.

9. SHAREHOLDERS’ EQUITY

Common Stock

General.  Specialty Surfaces’ Articles of Incorporation authorize the issuance of up to 1,000 shares of common stock with a par value of $1.00 per share. There are 100 shares issued and outstanding as of

Back to Contents

December 31, 2005 and 2004. Each share of stock has voting rights on all matters requiring a vote of shareholders. As of December 31, 2005, Empire has 44,784 share certificates outstanding.

As of December 31, 2005 and 2004, shareholders’ net investment was comprised of the following components:

	Common Stock	Additional Paid In Capital	Total

Specialty Surfaces (1000 shares authorized, 100 shares issued and outstanding)	$100	$0	$100
Empire (1,000,000 authorized, 44,784 issued and outstanding)	27,138	70,178	97,316

	$27,238	$70,178	$97,416

10. RELATED PARTY TRANSACTIONS

The Company has installed synthetic turf at a recreation complex owned by the Company’s Chief Executive Officer. The installation of the synthetic turf was billed to the related party at cost.

The Company is a guarantor on a commercial mortgage loan between the Company’s Chief Executive Officer and the sole shareholder of the Company and a bank in the amount $2,900,000. The commercial mortgage loan is secured by commercial real estate and is owned by the Company’s Chief Executive Officer and the sole shareholder. See Note 7.

The Company owns 100 shares of common stock of Turfstore.com, a former vendor of the Company. This investment represents 10% of the outstanding common stock of Turfstore.com and has been recorded at cost.

11. MATERIAL AGREEMENTS

The Company has various material agreements with its suppliers for products involved in the manufacturing and installation of artificial turf. As of December 31, 2005, 2004, and 2003, the Company has 13 material suppliers with total purchases in the amount $11,609,546, $8,509,091, and $6,453,634, respectively.

The Company has a sole supplier for its synthetic turf fiber. During the fiscal years ended December 31, 2005 and 2004, the Company purchased 100% of its synthetic turf fiber from this supplier, with total purchases from the supplier of $3,049,434 and $2,490,560 in the fiscal years ended December 31, 2005 and 2004, respectively. Although the Company relies on a sole supplier of synthetic turf fiber, management believes that other suppliers could provide a similar synthetic turf fiber on comparable terms. A change in suppliers, however, could cause a delay in the installation of artificial turf at the Company’s clients, resulting in a possible loss in sales, which would negatively affect operating results.

In 2003, the Company entered into a settlement agreement with one of its suppliers, whereby the supplier agreed to pay the Company approximately $500 thousand for damaged turf fiber sold to the Company. This amount is recorded in other income for the year ended December 31, 2003.

12. SUBSEQUENT EVENTS

On June 9, 2006, Sprinturf entered into a non-binding letter of intent to merge with a public company. The merger is conditioned upon the completion of due diligence satisfactory to the public company, entering into a definitive merger agreement and approval of a majority of the shareholders of the public company.

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire & Associates, Inc.
Consolidated Balance Sheets

	September 30,	December 31,

	2006	2005

	(unaudited)
ASSETS
Current Assets
Cash	$243,025	$106,380
Accounts receivable, net	7,852,252	4,155,433
Inventory	809,950	173,798
Prepaid expenses & other assets	229,435	275,642
Costs in excess of billings	1,226,814	1,732,074

Total current assets	10,361,476	6,443,327

Property and equipment, net	668,335	552,953
Other assets	97,949	118,294

Total assets	$11,127,760	$7,114,574

LIABILITIES & SHAREHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	$5,420,749	$3,500,863
Line of credit	6,594,082	4,527,860
Current portion of long-term debt	3,180,064	2,972,785
Accrued expenses	158,585	58,631
Accrued warranty, current portion	259,414	199,923
Billings in excess of costs	163,839	75,195

Total current liabilities	15,776,733	11,335,257
Accrued warranty, net of current portion	555,643	524,339
Long-term debt, net of current portion	343,729	131,749

Total liabilities	16,676,105	11,991,345

Commitments and contingencies	—	—

Shareholders’ deficit
Common stock (1,000 shares authorized, 100 shares issued and outstanding)	100	27,238
Additional paid in capital	97,316	70,178
Accumulated deficit	(5,645,761)	(4,974,187)
Total shareholders’ deficit	(5,548,345)	(4,876,771)

	$11,127,760	$7,114,574

See accompanying notes to the consolidated financial statements.

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire & Associates, Inc.
Consolidated Statements of Operations
(unaudited)

	For the Nine Months Ended September 30,

	2006	2005

Revenue	$28,241,723	$23,386,410
Cost of sales	22,546,328	20,069,632

Gross profit	5,695,395	3,316,778
Selling expenses	1,740,703	1,929,270
General and administrative expenses	4,092,465	3,448,530

Operating (loss)	(245,773)	(2,061,022)
Other income (expense):
Interest income (expense), net	(425,801)	(321,002)
Other income (expense)	—	(173,908)

Total other income (expense)	(425,801)	(494,910)

Net (loss)	$(671,574)	$(2,555,932)

See accompanying notes to the consolidated financial statements.

Back to Contents

Specialty Surfaces International, Inc. d/b/a Sprinturf and Empire & Associates, Inc.
Consolidated Statements of Cash Flows
(unaudited)

	For the Nine Months Ended September 30,

	2006	2005

Cash flows from operating activities:
Net loss	$(671,574)	$(2,555,932)
Adjustments to reconcile net loss to net cash outflows:
Depreciation	171,164	120,877
Changes in operating assets and liabilities:
Accounts receivable	(3,696,819)	(3,315,191)
Inventory	(636,152)	104,423
Rebate receivable	—	462,457
Prepaid expenses and other assets	46,207	(18.625)
Costs in excess of billings	505,260	(1,810,840)
Other assets	16,648	(27,797)
Accounts payable	1,919,887	4,373,850
Accrued expenses	99,954	(81,921)
Accrued warranty	90,795	179,357
Billings in excess of costs	88,644	140,782

Net cash flows (used) in operations	(2,065,986)	(2,428,560)

Cash flows from investing activities
Purchases of property and equipment	(282,850)	(143,974)

Net cash flows (used) in investing activities	(282,850)	(143,974)
Cash flows from financing activities
Borrowings of debt	2,563,202	2,724,908
Repayments of debt	(77,721)	(156,707)

Net cash flows provided by financing activities	2,485,481	2,568,201

Net increase in cash	136,645	(4,333)
Cash, beginning of year	106,380	145,147

Cash, end of period	$243,025	$140,814

Supplemental Cash Flows:
Cash Paid for Interest	$392,745	$298,064

See accompanying notes to the consolidated financial statements.

Back to Contents

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS AND ORGANIZATION

Organization and Business Activity:  Specialty Surfaces International, Inc., d/b/a Sprinturf (“Specialty Surfaces”), and its subsidiary Empire and Associates, Inc. (“Empire”), collectively (the “Company” or “Sprinturf”), design and install synthetic turf systems for athletic fields for schools, colleges, professional sports teams and private institutions, offering its customers a synthetic turf system with the look and feel of natural grass while providing improved drainage, lower maintenance costs and higher durability. In 2003, the Company began generating sales for its turf products for use in residential and commercial landscaping applications. The Company distributes its products through a direct sales force and licensed distributors.

On August 9, 2006, Specialty Surfaces entered into a stock purchase agreement with the shareholder of Empire & Associates, under which Specialty Surfaces purchased the outstanding common stock of Empire & Associates for $100. Since the shareholder of Specialty Surfaces and the shareholder of Empire & Associates are related, the transaction was accounted for as a transaction between two parties under common control. Accordingly, the assets and liabilities of Empire & Associates were recorded by Specialty Surfaces at their carryover basis and the accumulated deficit and additional paid in capital accounts of Specialty Surfaces and Empire & Associates were combined. Empire is now a wholly-owned subsidiary of Specialty Surfaces.

2. BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, the accompanying condensed consolidated financial statements do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included in the accompanying condensed consolidated financial statements. The consolidated results of operations for the nine-month period ended September 30, 2006 are not necessarily indicative of the results that may be expected for the full fiscal year. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements as of December 31, 2005, 2004 and 2003 included elsewhere in this proxy statement.

The accompanying financial statements have been prepared assuming Sprinturf will continue as a going concern, which contemplates the continuity of operations, realization of assets and the satisfaction of liabilities in the normal course of business. As of September 30, 2006, Sprinturf had an accumulated deficit of $5.5 million and a working capital deficiency of $5.4 million. The ability of Sprinturf to continue as a going concern is dependent upon Sprinturf generating sufficient cash flows from operations and by raising additional capital. Sprinturf has entered into a merger agreement with a public company to raise the capital necessary to meet these needs. However, if Sprinturf is unable to refinance its loans and is forced to repay the loans on their maturity date of December 31, 2006, Sprinturf may face liquidity constraints and may need to raise additional capital. There can be no assurance that Sprinturf will be able to successfully complete this merger or raise additional capital if needed. As a result, these factors raise substantial doubt about Sprinturf’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from this uncertainty.

3. SIGNIFICANT ACCOUNTING POLICIES

Seasonality:  Sprinturf’s business is seasonal, with a significant amount of revenues earned in the summer months. The seasonality is a result of Sprinturf’s customers, most of which are schools, preferring installations of the Company’s synthetic turf systems to be performed in the summer months while school is not in session and the athletic fields are not being used. Accordingly, Sprinturf may experience a seasonal pattern in its operating results with lower revenue in the first and fourth quarters of each calendar year than other quarters. Quarterly results may also be affected by the timing of installation, the stage of completion of major projects and revenue recognition policies. Results for any one particular quarter, therefore, may not be indicative of results for other quarters or for the year.

Revenue and Cost Recognition:  Revenue is generated from fixed price synthetic turf system sales and installations. Revenues from these contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract. Profit margins the Company recognizes in all periods prior to completion of the project on any contract depend on the accuracy of the Company’s estimates of approximate revenue and will increase to the extent that its current estimates of aggregate actual costs are below amounts previously estimated. Conversely, if the Company’s current estimated costs exceed prior estimates, its profit margins will decrease and the Company may realize a loss on the project. In order to increase aggregate revenue on the contract, the Company generally must obtain a change order, contract modification or successfully prevail in a claim in order to receive payment for the additional costs. To the extent the Company provides discounts to its customers, revenue is recorded net of the discount. If a third party agrees to reimburse the Company for all or a portion of the discount provided, the reimbursement is recorded as reduction of the discount taken, or revenue, when collection is reasonably assured.

Back to Contents

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, depreciation costs and subcontractor costs, when applicable. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Costs and estimated earnings in excess of billings represent revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Product Warranty:  The Company guarantees the performance of its synthetic turf system and the related installation of the turf systems typically for a period of eight years from the date of the completed installation. The costs incurred to provide for these warranty obligations are estimated and recorded as an accrued liability at the time installation of the field is complete. The Company is indemnified by vendors for all aspects of the warranty except the cost of labor for installing the repaired turf. The Company estimates its warranty obligation based on historical expense incurred to repair similar turf systems. The Company estimates and adjusts these accruals at each balance sheet date in accordance with changes in these factors. The change in the Company’s accrued warranty obligations for the nine months ended September 30, 2006 was as follows:

Accrued warranty obligations as of December 31, 2005	$724,262
Accrued warranty usage during 2006	(277,474)
2006 warranty provisions	368,269

Accrued warranty obligations at September 30, 2006	$815,057

4. ACCOUNTS RECEIVABLE

Contracts Receivable:

Contracts receivable from synthetic turf sales and installations are based on contracted prices. Contract receivables consisted of the following:

	As of September 30,	As of December 31,
	2006	2005

Billed
Completed contracts	$960,146	$1,329,323
Contracts in progress	4,713,554	2,076,390
Retainage	2,213,552	784,720

	7,887,252	4,190,433
Less: Allowance for Doubtful Accounts:	(35,000)	(35,000)

	$7,852,252	$4,155,433

5. COSTS, BILLINGS, AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs, billings, and estimated earnings on uncompleted contracts are summarized as follows:

	As of September 30,	As of December 31,
	2006	2005

Costs incurred on uncompleted contracts	$16,485,015	$11,761,465
Estimated earnings	4,029,785	1,114,408

	20,514,800	12,875,873
Billings to date	19,451,825	11,218,994

	$1,062,975	$1,656,879

Back to Contents

Costs and estimated earnings in excess of billings on uncompleted contracts represent revenues recognized in excess of amounts billed. The Company has recorded these costs as current assets on its Combined Balance Sheet for the nine months ended September 30, 2006 and the year ended December 31, 2005 in the amounts of $1,226,814 and $1,732,074.

Billings in excess of costs and estimated earnings on uncompleted contracts represent billings in excess of revenues recognized. The Company has recorded these costs as current liabilities on its Combined Balance Sheet for the nine months ended September 30, 2006 and the year ended December 31, 2005 in the amounts of $163,839 and $75,195, respectively.

Included in the Company’s Combined Balance Sheet as follows:

	As of September 30,	As of December 31,
	2006	2005

Costs and estimated earnings in excess of billings	$1,226,814	$1,732,074
Billings in excess of costs and estimated earnings	(163,839)	(75,195)

	1,062,975	1,656,879

6. INDEBTEDNESS

The Company has a line of credit with a bank under which it may borrow up to $5,100,000 for the purpose of short-term financing of its operations, at an interest rate of 1.5% above the bank’s prime rate. This line of credit expires on December 31, 2006. The line contains certain covenants, including one requiring the Company reduce the principal line drawn to $2,000,000 by December 31, 2005. As of December 31, 2005, $4.5 million was outstanding on the line of credit and Sprinturf was not in compliance with the covenant regarding reduction of the principal balance to $2,000,000 or the net worth covenant, which requires Sprinturf to maintain a minimum net worth of $2,750,000. The bank has agreed to waive the continuing defaults until the maturity of the loan, which the bank agreed to extend to the earlier of the date the merger is consummated and December 31, 2006.

On May 10, 2006, the Company entered into a second line of credit agreement with the same financial institution that granted the $5,100,000 line of credit and the $2,900,000 commercial mortgage. The amount of this line of credit is $2,000,000, matures on December 31, 2006 and bears interest at a rate of 2.0% above the bank’s prime rate. At September 30, 2006, Sprinturf was in breach of a net worth covenant that requires, Sprinturf to maintain a minimum net worth of $4,250,000, which breach has been waived until the maturity of the loan, which the bank has agreed to extend to the earlier of the date the merger is consummated and December 31, 2006.

The Company is a guarantor on a commercial mortgage loan between the Company’s Chief Executive Officer and a bank in the principal amount of $2,900,000. The commercial mortgage loan is secured by commercial property owned by the Company’s Chief Executive Officer. The property is a private athletic field and the Company sold and installed a synthetic turf system on the property in 2003. This loan is included in the Company’s Balance Sheet since the proceeds were used to refinance Company debt and the loan is guaranteed by the Company.

Back to Contents

7. RELATED PARTY TRANSACTIONS

On January 5, 2006 the shareholder of the Sprinturf loaned the Company $60,000. On February 23, 2006 the shareholder of the Sprinturf loaned the Company $150,000. On February 28, 2006 the shareholder of the Sprinturf loaned the Company $100,000. The loans are non- interest bearing and payable on demand. During the quarter Sprinturf repaid $25,000 of the loan to the shareholder.

8. CONTINGENCIES

Other:

An unrelated third party, Profilers Diversified Capital Group, has agreed to reimburse the Company for discounts provided to certain customers for their purchase and installation of synthetic turf fields from the Company in 2005 under the Company's marketing and brand awareness program. At September 30, 2006, the amount owed to the Company by the third party for the discounts certain customers received on these fields is $3,100,000, which equals the discounts provided to these schools, less $52,120 the Company received from Profilers Diversified Capital Group during the quarter ended September 30, 2006. Although the Company believes it has a valid claim for this receivable, since collection is not reasonably assured the receivable and related revenue have not been recognized.

Upon closing of the proposed merger with Millstream II, Sprinturf is obligated to pay Mr. Warren Musser or his designee a consulting fee of $1.2 million. This fee is contingent upon the consummation of a business combination.

Back to Contents

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Millstream II Acquisition Corporation

We have audited the accompanying balance sheet of Millstream II Acquisition Corporation (a corporation in the development stage) as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2005, for the period from September 24, 2004 (inception) to December 31, 2004 and for the period from September 24, 2004 (inception) to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millstream II Acquisition Corporation as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the year ended December 31, 2005, for the period from September 24, 2004 (inception) to December 31, 2004 and for the period from September 24, 2004 (inception) to December 31, 2005 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Millstream II Acquisition Corporation will continue as a going concern. As discussed in Note 1 to the financial statements, the Company will face a mandatory liquidation no later than December 23, 2006 if a business combination is not consummated, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GOLDSTEIN GOLUB KESSLER LLP

New York, New York
February 18, 2006

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

BALANCE SHEETS

	December 31, 2005	December 31, 2004

ASSETS
Current assets:
Cash and cash equivalents	$533,658	$941,943
Investments held in trust	24,443,182	23,745,193
Prepaid expenses	26,125	62,125
Deferred income taxes	141,000	—

Total assets	$25,143,965	$24,749,261

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$121,388	$44,728
Income taxes payable	106,800	—
Deferred interest	141,416	1,838

Total liabilities	369,604	46,566

Commitment
Common stock, subject to possible conversion, 919,540 shares at conversion value	4,744,826	4,744,826

Stockholders’ Equity:
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued	—	—
Common stock, $.0001 par value, authorized 15,000,000 shares; issued and outstanding 5,600,000 shares (which includes 919,540 shares subject to possible conversion)	560	560
Additional paid-in capital	19,970,368	19,970,368
Retained earnings (deficit) accumulated during development stage	58,607	(13,059)

Total stockholders’ equity	20,029,535	19,957,869

Total liabilities and stockholders’ equity	$25,143,965	$24,749,261

The accompanying notes should be read in conjunction with the financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	Year Ended December 31,	September 24, 2004 (Inception) to December 31,	September 24, 2004 (Inception) to December 31,
	2005	2004	2005

General and administrative expenses	$470,579	$20,414	$490,993

Operating loss	(470,579)	(20,414)	(490,993)

Other income:
Interest income	13,134	—	13,134
Interest on trust fund investment	558,661	7,355	566,016

Total other income	571,795	7,355	579,150

Income (loss) before income taxes	101,216	(13,059)	88,157
Income tax provision	(29,550)	—	(29,550)

Net income (loss)	$71,666	$(13,059)	$58,607

Weighted average shares of common stock outstanding
Basic and diluted	5,600,000	1,550,000	4,770,588

Earnings per common share
Basic and diluted	$.01	$(.01)	$.01

The accompanying notes should be read in conjunction with the financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

STATEMENTS OF STOCKHOLDERS’ EQUITY

	Preferred	Common Stock		Additional Paid-In	Retained Earnings (Deficit) Accumulated during the Development
	Stock	Shares	Amount	Capital	Stage	Total

Sale of 1,000,000 shares of common stock to initial stockholders for an average price of $0.025 per share, as adjusted, on September 24, 2004 (inception)	$—	1,000,000	$100	$24,900	$—	$25,000

Sale of 4,600,000 units to public stockholders, net of underwriters’ discount and offering expenses (includes 919,540 shares subject to possible redemption)	—	4,600,000	460	24,690,194	—	24,690,654

Proceeds subject to possible conversion of 919,540 shares	—	—	—	(4,744,826)	—	(4,744,826)

Proceeds from issuance of option	—	—	—	100	—	100

Net loss for the period September 24, 2004 (inception) to December 31, 2004	—	—	—	—	(13,059)	(13,059)

Balance, December 31, 2004	—	5,600,000	560	19,970,368	(13,059)	19,957,869

Net income for the year ended December 31, 2005	—	—	—	—	71,666	71,666

Balance, December 31, 2005	$—	5,600,000	$560	$19,970,368	$58,607	$20,029,535

The accompanying notes should be read in conjunction with the financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

STATEMENTS OF CASH FLOWS

	Year Ended December 31,	September 24, 2004 (Inception) to December 31,	September 24, 2004 (Inception) to December 31,
	2005	2004	2005

Cash flows from operating activities:
Net income (loss)	$71,666	$(13,059)	$58,607
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest income on investments held in trust	(698,239)	(9,193)	(707,432)
Decrease (increase) in prepaid expenses	36,000	(62,125)	(26,125)
Increase in deferred income taxes	(141,000)	—	(141,000)
Increase in accounts payable and accrued expenses	109,061	12,327	121,388
Increase in income taxes payable	106,800	—	106,800
Increase in deferred interest	139,578	1,838	141,416

Net cash used in operating activities	(376,134)	(70,212)	(446,346)

Cash flows from investing activities:
Purchase of treasury bills held in trust	(72,649,538)	(23,734,529)	(96,384,067)
Maturity of treasury bills held in trust	72,649,000	—	72,649,000
Decrease (increase) in cash held in trust	788	(1,471)	(683)

Net cash provided by (used in) investing activities	250	(23,736,000)	(23,735,750)

Cash flows from financing activities:
Proceeds from sale of shares of common stock to initial stockholders	—	25,000	25,000
Proceeds from note payable, stockholder	—	35,000	35,000
Repayment of note payable, stockholder	—	(35,000)	(35,000)
Proceeds from public issuance of 4,600,000 units	—	27,600,000	27,600,000
Proceeds from issuance of option	—	100	100
Payment of costs of public offering	(32,401)	(2,876,945)	(2,909,346)

Net cash (used in) provided by financing activities	(32,401)	24,748,155	24,715,754

Net (decrease) increase in cash and cash equivalents	(408,285)	941,943	533,658
Cash and cash equivalents at beginning of period	941,943	—	—

Cash and cash equivalents at end of period	$533,658	$941,943	$533,658

Supplemental schedule of non-cash financing activity:
Accrual of costs of public offering	$—	$32,401	$—

The accompanying notes should be read in conjunction with the financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations

Millstream II Acquisition Corporation (“the Company”) was incorporated in Delaware on September 24, 2004 as a blank check company whose objective is to acquire an operating business.

The registration statement for the Company’s initial public offering (“the Offering”) was declared effective on December 17, 2004. The Company consummated the Offering, including the over-allotment option, on December 23, 2004 and December 30, 2004, respectively, and raised total net proceeds of approximately $24,691,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). There is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $23,736,000 of the net proceeds was placed in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will be invested only in United States government securities (Treasury Bills) with a maturity of 180 days or less. This amount has been invested in United States Treasury Bills, which have been accounted for as trading securities (see Note 3). The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,000,000 founding shares of common stock in accordance with the vote of the majority of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination that is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares to cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying balance sheets and 19.99% of the related interest earned has been recorded as deferred interest.

The Company’s Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (June 23, 2006), or 24 months from the consummation of the Offering (December 23, 2006) if certain extension criteria have been satisfied. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — (Continued)

Offering, general and administrative expenses incurred prior to the liquidation event and since no value would be attributed to the Warrants contained in the Units sold (see Note 5).

2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.

Concentration of Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash equivalents and short-term investments. The Company’s policy is to place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk and in a highly rated United States Treasury Bills. At times, the Company has bank balances in excess of federally insured limits.

Fair Value of Financial Instruments
The following methods and assumptions are used to estimate the fair value of each class of financial instruments for which it is practical to estimate:

Cash: The carrying amount approximates the fair value.

Investment in United States Treasury Bills: These investments are considered trading securities. The investment is carried at market value, which approximates cost plus accreted interest.

Deferred Interest
A portion (19.99%) of the interest earned on the Trust Account has been deferred on the balance sheet as it represents interest attributable to the common stock subject to possible conversion (See Note 1).

Income Taxes
Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Earnings per Common Share
Basic earnings per share (“EPS”) are computed by dividing net income applicable to common stock by the weighted average common shares outstanding during the period. Diluted EPS reflects the additional dilution for all potentially dilutive securities such as stock warrants.

Recently Issued Accounting Standards
In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (SFAS 123R), which replaces Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123) and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized as compensation expense based on their fair value. This statement is effective for the Company starting January 1, 2006. The Company is currently evaluating the impact of this new standard on the Company’s operating results and financial position.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — (Continued)

3. Investments Held in Trust

Investments held in trust at December 31, 2005 consist of a zero coupon United States Treasury Bill with a face value of $24,656,000 purchased at a discount of 99.0268% due March 23, 2006 and carried on the Company’s financial statements at $24,442,479, which includes interest of $26,426 and trust cash of $703.

Investments held in trust at December 31, 2004 consisted of two zero coupon United States Treasury Bills with face values of $21,416,000 and $2,611,000 purchased at discounts of 98.7816% and 98.7917%, respectively, due June 23, 2005 and carried on the Company’s financial statements at $23,745,193, which included interest of $9,193 and trust cash of $1,471.

4. Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share:

	Year Ended December 31,	September 24, 2004 (Inception) to December 31,	September 24, 2004 (Inception) to December 31,
	2005	2004	2005

Numerator: Net income (loss)	$71,666	$(13,059)	$58,607
Denominator: Average common shares outstanding	5,600,000	1,550,000	4,770,588
Basic and diluted earnings per share	$.01	$ ( .01)	$.01

No computation for diluted earnings per share was prepared for the Redeemable Common Stock Purchase Warrants (see Note 5) to purchase an aggregate of 9,200,000 shares of common stock at $5.00 per share and the underwriters’ option (see Note 5) to purchase 300,000 Units at an exercise price of $9.90 per Unit (with underlying warrants at $6.25 per share), respectively, that were outstanding at December 31, 2005 and 2004 because the shares underlying the conversion of the warrants are contingently issuable and the exercise price of the underwriters’ option is in excess of the related market value of the Units.

5. Stockholders’ Equity

The Offering
The Company sold 4,600,000 units (“Units”) in the Offering, which included all of the 600,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination with a target business or December 17, 2005 and expiring December 16, 2008. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with this Offering, the Company issued an option, for $100, to the representative of the underwriters to purchase 300,000 Units at an exercise price of $9.90 per Unit (see Common Stock Commitments below). The Company may be unable to deliver any securities upon exercise of the Warrants, including the Warrants underlying the underwriter’s option, if a registration statement is not effective with respect to the common stock underlying such warrants at the time of the exercise. If the Company is unable to deliver any securities pursuant to the exercise of the warrants, including the warrants underlying the underwriter’s option, the Company will have no obligation to pay registered warrant holders any cash or otherwise “net cash settle” the warrants. As a result the warrants may expire worthless.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this option was approximately $621,000 ($2.07 per Unit) using a Black-Scholes option-pricing model. The fair value of the option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 51.45%, (2) risk-free interest rate of 3.59% and (3) expected life of 5 years. The option may be exercised for cash or on a ‘’cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The warrants underlying such Units are exercisable at $6.25 per share, but otherwise have the same terms and conditions as the Warrants. Separate trading of the Common Stock and Warrants underlying the Company’s Units commenced in January 2005.

Common Stock
The Company’s initial stockholders purchased 347,500 common shares for $24,947 and 527,500 common shares for $53 on September 29, 2004. On December 7, 2004, the Board of Directors authorized a stock dividend of 0.1428571 shares of common stock for each share of common stock outstanding, bringing the initial outstanding shares to 1,000,000. All references in the accompanying financial statements to the number of shares of stock outstanding for the initial stockholders have been retroactively restated to reflect this transaction.

Preferred Stock
The Company is authorized to issue 1,000,000 shares of preferred stock, par value $.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of December 31, 2005, no shares of preferred stock have been issued.

Common Stock Commitments
The Company has 10,100,000 shares of common stock commitments in the form of Warrants and the underwriters’ option, which are currently not exercisable. Only 9,400,000 common shares are available for issuance under the current amount of authorized shares. The Company intends to increase its number of authorized shares in connection with a business combination and prior to the date in which the Warrants and the underwriters’ option become exercisable. The Company’s underwriters have committed that the Company will not be obligated to issue 240,000 of the Units described in The Offering above if the Company is unable to increase its number of authorized shares. These 240,000 Units represent 720,000 shares of common stock commitments.

6. Note Payable, Stockholder

The Company issued a $35,000 unsecured promissory note to an Initial Stockholder, who is also an officer, on September 29, 2004. The note was non-interest bearing and was repaid in December 2004 with proceeds from the Offering.

7. Income Taxes

The provision for income taxes consists of the following:

	For the Period Ended December 31,
	2005	2004

Current federal	$170,550	$—
Deferred federal	(141,000)	—

	$29,550	$—

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — (Continued)

The total provision for income taxes differs from that amount which would be computed by applying the U.S. Federal income tax rate to income before provision for income taxes as follow:

	For the Period Ended December 31,
	2005	2004

Statutory federal income tax rate	34.0%	(34.0%)
Permanent differences and other	(0.4)	—
(Decrease) increase in valuation allowance	(4.4)	34.0%

Effective income tax rate	29.2%	—

The tax effect of temporary differences that give rise to the net deferred tax asset is as follows:

	December 31,
	2005	2004

Deferred interest income	$48,000	$600
State net operating loss carryforwards	17,400	1,200
Federal net operating loss carryforwards	—	800
Deferred expenses	93,000	3,000
Valuation allowance	(17,400)	(5,600)

Net deferred tax asset	$141,000	$—

At December 31, 2005, the Company has a state net operating loss carryforward of approximately $176,000 to offset future taxable income. The net operating loss carryforward expires in 2025. The Company has established a 100% valuation allowance against its deferred tax asset in 2005 and 2004 relating to the state net operating loss carryforward since its income earned on the funds held in the Trust Account are not taxable for state income tax purposes and, at this time, it has no other significant sources of income for state income tax purposes. During 2005, the Company began to generate Federal taxable income and therefore is no longer recording a valuation allowance against the remaining deferred tax assets.

During the year ended December 31, 2005, the Company paid $63,750 in federal income taxes for 2005 and $63,288 to Pennsylvania for 2004 and 2005 franchise tax, which are included in general and administrative expenses.

8. Commitment

The Company presently occupies office space provided by an affiliate of an Initial Stockholder, who is also an officer. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay the affiliate $7,500 per month for such services commencing December 17, 2004. The Statement of Operations for the periods ended December 31, 2005 and 2004 include $90,000 and $3,750, respectively, related to this agreement.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

CONDENSED BALANCE SHEETS

	September 30, 2006	December 31, 2005

	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$153,573	$533,658
Investments held in trust	25,282,491	24,443,182
Prepaid expenses and other current assets	92,595	26,125
Deferred income taxes	254,300	141,000

Total current assets	25,782,959	25,143,965

Deferred acquisition costs	310,515	—
Total assets	$26,093,474	$25,143,965

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$361,398	$121,388
Income taxes payable	310,443	106,800
Deferred interest	309,243	141,416

Total liabilities	981,084	369,604

Commitment
Common stock, subject to possible conversion, 919,540 shares at conversion value	4,744,826	4,744,826

Stockholders’ Equity:
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued	—	—
Common stock, $.0001 par value, authorized 15,000,000 shares; issued and outstanding 5,600,000 shares (which includes 919,540 shares subject to possible conversion)	560	560
Additional paid-in capital	19,970,368	19,970,368
Retained earnings accumulated during development stage	396,636	58,607

Total stockholders’ equity	20,367,564	20,029,535

Total liabilities and stockholders’ equity	$26,093,474	$25,143,965

See accompanying notes to unaudited condensed financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

	Quarter Ended September 30, 2006	Quarter Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005	September 24, 2004 (Inception) to September 30, 2006

General and administrative expenses	$(34,621)	$140,323	$165,476	$ 292,620	$656,469

Operating income (loss)	34,621	(140,323)	(165,476)	(292,620)	(656,469)

Other income:
Interest income	1,443	2,500	6,374	10,365	19,508
Interest on trust fund investment	243,596	155,699	671,731	390,412	1,237,747

Total other income	245,039	158,199	678,105	400,777	1,257,255

Income before income taxes	279,660	17,876	512,629	108,157	600,786
Income tax provision	(95,100)	(7,950)	(174,600)	(42,950)	(204,150)

Net income	$184,560	$9,926	$338,029	$65,207	$396,636

Weighted average shares of common stock outstanding
Basic and diluted	5,600,000	5,600,000	5,600,000	5,600,000	5,079,918

Earnings per common share
Basic and diluted	$.03	$.00	$.06	$ .01	$.08

See accompanying notes to unaudited condensed financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)

CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005	September 24, 2004 (Inception) to September 30, 2006

Cash flows from operating activities:
Net income	$338,029	$65,207	$396,636
Adjustments to reconcile net income to net cash used in operating activities:
Interest income on investments held in trust	(839,559)	(487,954)	(1,546,991)
(Increase) decrease in prepaid expenses and other current assets	(66,470)	8,950	(92,595)
Increase in deferred income taxes	(113,300)	—	(254,300)
Increase in accounts payable and accrued expenses	22,520	35,832	143,908
Increase in income taxes payable	203,643	—	310,443
Increase in deferred interest	167,827	97,542	309,243

Net cash used in operating activities	(287,310)	(280,423)	(733,656)

Cash flows from investing activities:
Payments of acquisition costs	(93,025)	—	(93,025)
Purchase of treasury bills held in trust	(99,746,599)	(48,233,485)	(196,130,666)
Maturity of treasury bills held in trust	99,747,000	48,233,000	172,396,000
(Increase) decrease in cash held in trust	(151)	735	(834)

Net cash (used in) provided by investing activities	(92,775)	250	(23,828,525)

Cash flows from financing activities:
Proceeds from sale of shares of common stock to initial stockholders	—	—	25,000
Proceeds from note payable, stockholder	—	—	35,000
Repayment of note payable, stockholder	—	—	(35,000)
Proceeds from public issuance of 4,600,000 units	—	—	27,600,000
Proceeds from issuance of option	—	—	100
Payment of costs of public offering	—	(32,401)	(2,909,346)

Net cash (used in) provided by financing activities	—	(32,401)	24,715,754

Net (decrease) increase in cash and cash equivalents	(380,085)	(312,574)	153,573
Cash and cash equivalents at beginning of period	533,658	941,943	—

Cash and cash equivalents at end of period	$153,573	$629,369	$153,573

Supplemental disclosure of non-cash investing activities:
Accrued acquisition costs	$217,490	—	$217,490

See accompanying notes to unaudited condensed financial statements.

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

1. Basis of Presentation

The condensed financial statements at September 30, 2006 and for the three and nine months ended September 30, 2006 and 2005, and for the period from September 24, 2004 (inception) to September 30, 2006 are unaudited and include the accounts of Millstream II Acquisition Corporation (a corporation in the development stage) (the “Company”). The condensed balance sheet at December 31, 2005 has been derived from the audited financial statements.

In the opinion of management, all adjustments (consisting of normal accruals) have been made that are necessary to present fairly the financial position of the Company as of September 30, 2006 and 2005 and the results of its operations and its cash flows for the three and nine months ended September 30, 2006 and 2005. The Company commenced operations effective September 24, 2004. Operating results for the interim period presented are not necessarily indicative of the results to be expected for a full year.

The statements and related notes have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations.

2. Organization and Business Operations

The Company was incorporated in Delaware on September 24, 2004 as a blank check company whose objective is to acquire an operating business.

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective on December 17, 2004. The Company consummated the Offering, including the over-allotment option, on December 23, 2004 and December 30, 2004, respectively, and raised total net proceeds of approximately $24,691,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). There is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $23,736,000 of the net proceeds was placed in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will be invested only in United States government securities (Treasury Bills) with a maturity of 180 days or less. This amount has been invested in United States Treasury Bills, which have been accounted for as trading securities (see Note 4). The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,000,000 founding shares of common stock in accordance with the vote of the majority of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination that is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares to cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying balance sheets and 19.99% of the related interest earned has been recorded as deferred interest.

The Company’s Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (June 23, 2006), or 24 months from the consummation of the Offering (December 23, 2006) if certain extension criteria have been satisfied. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering, general and administrative expenses incurred prior to the liquidation event and since no value would be attributed to the Warrants contained in the Units sold (see Note 6).

3. Recent Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The Company does not expect FIN 48 will have a material effect on its consolidated financial condition or results of operations.

4. Investments Held in Trust

Investments held in trust at September 30, 2006 consist of a zero coupon United States Treasury Bill with a face value of $25,312,000 purchased at a discount of 99.2471% due October 12, 2006 and carried on the Company’s financial statements at $25,282,491, which includes interest of $160,194 and trust cash of $866.

Investments held in trust at December 31, 2005 consist of a zero coupon United States Treasury Bill with a face value of $24,656,000 purchased at a discount of 99.0268% due March 23, 2006 and carried on the Company’s financial statements at $24,443,182, which includes interest of $26,426 and trust cash of $703.

5. Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share:

	Quarter Ended September 30, 2006	Quarter Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005	September 24, 2004 (Inception) to September 30, 2006

Numerator: Net income	$184,560	$9,926	$338,029	$65,207	$396,636
Denominator: Average common Shares outstanding	5,600,000	5,600,000	5,600,000	5,600,000	5,079,918
Basic and diluted earnings per share	$.03	$.00	$.06	$.01	$.08

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

No computation for diluted earnings per share was prepared for the Redeemable Common Stock Purchase Warrants (see Note 6) to purchase an aggregate of 9,200,000 shares of common stock at $5.00 per share and the underwriters’ option (see Note 6) to purchase 300,000 Units at an exercise price of $9.90 per Unit (with underlying warrants at $6.25 per share), respectively, that were outstanding at September 30, 2006 and 2005 because the shares underlying the conversion of the warrants are contingently issuable and the exercise price of the underwriters’ option is in excess of the related market value of the Units.

6. Stockholders’ Equity

The Offering
The Company sold 4,600,000 units (“Units”) in the Offering, which included all of the 600,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination with a target business or December 17, 2005 and expiring December 16, 2008. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with this Offering, the Company issued an option, for $100, to the representative of the underwriters of its IPO to purchase 300,000 Units at an exercise price of $9.90 per Unit (see Common Stock Commitments below). The Company may be unable to deliver any securities upon exercise of the Warrants, including the Warrants underlying the underwriter’s option, if a registration statement is not effective with respect to the common stock underlying such warrants at the time of the exercise. If the Company is unable to deliver any securities pursuant to the exercise of the warrants, including the warrants underlying the underwriter’s option, the Company will have no obligation to pay registered warrant holders any cash or otherwise “net cash settle” the warrants. As a result the warrants may expire worthless.

The Company accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this option was approximately $621,000 ($2.07 per Unit) using a Black-Scholes option-pricing model. The fair value of the option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 51.45%, (2) risk-free interest rate of 3.59% and (3) expected life of five years. The option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The warrants underlying such Units are exercisable at $6.25 per share, but otherwise have the same terms and conditions as the Warrants. Separate trading of the Common Stock and Warrants underlying the Company’s Units commenced in January 2005.

Common Stock
The Company’s Initial Stockholders purchased 347,500 common shares for $24,947 and 527,500 common shares for $53 on September 29, 2004. On December 7, 2004, the Board of Directors authorized a stock dividend of 0.1428571 shares of common stock for each share of common stock outstanding, bringing the initial outstanding shares to 1,000,000. All references in the accompanying financial statements to the number of shares of common stock outstanding for the Initial Stockholders have been retroactively restated to reflect this transaction.

Preferred Stock
The Company is authorized to issue 1,000,000 shares of preferred stock, par value $.0001 per share, with

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of September 30, 2006, no shares of preferred stock have been issued.

Common Stock Commitments
The Company has 10,100,000 shares of common stock commitments in the form of Warrants and the underwriters’ option, which are currently not exercisable. Only 9,400,000 common shares are available for issuance under the current amount of authorized shares. The Company intends to increase its number of authorized shares in connection with a business combination and prior to the date in which the Warrants and the underwriters’ option become exercisable. The Company’s underwriters have committed that the Company will not be obligated to issue 240,000 of the Units described in The Offering above if the Company is unable to increase its number of authorized shares. These 240,000 Units represent 720,000 shares of common stock commitments.

7. Merger

On August 11, 2006, the Company entered into a definitive merger agreement with Specialty Surfaces International, Inc. d/b/a Sprinturf (“Sprinturf”), a privately held company based in Wayne, Pennsylvania that is a leading developer, marketer and installer of synthetic turf systems for athletic fields and other related products for residential and commercial landscaping applications. Upon consummation of the merger, the Company will change its name to Sprinturf Corporation. As a result of the merger, the shareholder of Sprinturf will receive (i) $10,000,000 in cash, (ii) 4,166,667 shares of the common stock of the Company, representing 42.7% of the common shares of the combined entity, (iii) if the value of the 4,166,667 shares is less than $25,000,000, or $6.00 per share, measured two days prior to closing, then an amount to be paid in cash equal to the difference between $6.00 per share less the market price per share, measured two days prior to closing, multiplied by 4,166,667 shares, not to exceed $2,000,000; and (iv) an amount of delayed consideration to be paid in cash equal to 2% of the increase in Sprinturf’s annual net sales for the fiscal years ended December 31, 2007, 2008 and 2009 over Sprinturf’s net sales for the immediately preceding fiscal year not to exceed $600,000 per annum. 750,000 of the Company’s shares to be issued to Sprinturf’s stockholder will be placed in escrow to secure the Company’s indemnity rights under the merger agreement. The consummation of the merger is subject to customary closing conditions, including the approval of the merger agreement by the Company’s stockholders. In addition, as the merger will constitute a Business Combination, in order for the Company to consummate the merger, holders of less than 20% of the shares of the Company’s common stock may vote against the merger and elect to convert their shares of common stock into a pro rata share of the Trust Account.

On August 23, 2006, the Company filed a Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission. The Proxy Statement is for a special meeting of the Company’s stockholders at which the stockholders will vote on the merger, the amendment and restatement of the Company’s certificate of incorporation and the adoption of a stock incentive plan. Assuming that the Company receives the requisite vote of its stockholders, the Company anticipates consummating the merger promptly after the date of this special meeting of stockholders. An amendment to the Preliminary Proxy Statement on Schedule 14A was filed on October 10, 2006.

Through September 30, 2006, the Company incurred $310,515 of costs relating to the merger.

Should the Company be unable to effect the merger within the appropriate timetable and the Company liquidates, cash on the balance sheet would first be used to liquidate any outstanding payable amounts. If such funds are insufficient, the Company anticipates that assets held in the Trust Account will be used to pay for the expenses of the dissolution and liquidation. An officer and initial stockholder has agreed to indemnify the Company for losses it may suffer to the extent that the proceeds from the Trust Account are reduced by the claims of various vendors that are owed money by the Company for services rendered or products sold to it,

Back to Contents

MILLSTREAM II ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

however, should the individual be unable to satisfy those obligations, the Trust Account would be further reduced.

8. Commitment

The Company presently occupies office space provided by an affiliate of an Initial Stockholder, who is also an officer. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay the affiliate $7,500 per month for such services commencing December 17, 2004. Effective October 1, 2006, payment for these services has ceased but will continue to accrue. Payment will not be made until the merger is successfully consummated.

Annex A

AGREEMENT AND PLAN OF MERGER

DATED AS OF AUGUST 11, 2006,

AMONG

MILLSTREAM II ACQUISITION CORPORATION,

MILLSTREAM II MERGER SUB, INC.

AND

SPECIALTY SURFACES INTERNATIONAL, INC.

Page

ARTICLE I	THE MERGER	2
SECTION 1.1	The Merger	2
SECTION 1.2	Closing	2
SECTION 1.3	Effective Time	2
SECTION 1.4	Effects	2
SECTION 1.5	Articles of Incorporation and Bylaws	2
SECTION 1.6	Directors and Officers; Business Address	3
SECTION 1.7	Parent Charter and By-Laws	3
(a)	Charter Amendment	3
(b)	By-laws Amendment	3
SECTION 1.8	Name; Headquarters; Stock Symbol	3
ARTICLE II	EFFECT OF THE MERGER; EXCHANGE OF CERTIFICATES	4
SECTION 2.1	Effect on Common Stock	4
(a)	Common Stock of Sub	4
(b)	Cancellation of Company Common Stock Owned by Parent	4
(c)	Conversion of Company Common Stock	4
SECTION 2.2	Exchange of Certificates	5
(a)	Exchange Agent	5
(b)	Exchange Procedures	5
(c)	Distributions with Respect to Unexchanged Shares	6
(d)	No Further Ownership Rights in Company Common Stock	6
(e)	Fractional Shares	6
ARTICLE III	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	6

-i-

(continued)

ARTICLE IV	REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB	18

-ii-

(continued)

ARTICLE V	COVENANTS RELATING TO CONDUCT OF BUSINESS	27
SECTION 5.1	Conduct of Business	27
(a)	Conduct of Business by the Company	27
(b)	Conduct of Business by Parent	29
(c)	Other Actions	31
(d)	Advice of Changes	31
SECTION 5.2	No Solicitation by the Company	31
SECTION 5.3	No Solicitation by Parent	32
ARTICLE VI	ADDITIONAL AGREEMENTS	34

-iii-

(continued)

		Page

SECTION 6.8	Affiliates	37
SECTION 6.9	Quotation or Listing	37
SECTION 6.10	Tax Treatment	37
SECTION 6.11	Pre-Closing Confirmation	37
SECTION 6.12	Existing Loans and Performance Bonds	38
ARTICLE VII	CONDITIONS PRECEDENT	38
SECTION 7.1	Conditions to Each Party’s Obligation To Effect The Merger	38
(a)	Stockholder Approval	38
(b)	Antitrust	38
(c)	No Injunctions or Restraints	38
(d)	No Litigation	39
(e)	Conversion Rights	39
(f)	Net Assets	39
(g)	Transaction Agreements	39
SECTION 7.2	Conditions to Obligations of Parent and Sub	39
(a)	Representations and Warranties	39
(b)	Performance of Obligations of the Company	39
(c)	Opinion of Company Counsel	39
(d)	Material Adverse Effect	39
SECTION 7.3	Conditions to Obligation of the Company	40
(a)	Representations and Warranties	40
(b)	Performance of Obligations of Parent and Sub	40
(c)	Opinion of Parent Counsel	40
(d)	Material Adverse Effect	40
(e)	Net Assets	40
ARTICLE VIII	TERMINATION, AMENDMENT AND WAIVER	41
SECTION 8.1	Termination	41
SECTION 8.2	Effect of Termination	42
SECTION 8.3	Amendment	42
SECTION 8.4	Extension; Waiver	42

-iv-

(continued)

Page

SECTION 8.5	Procedure for Termination, Amendment, Extension or Waiver	43
ARTICLE IX	GENERAL PROVISIONS	43

EXHIBIT A – INDEMNIFICATION AND ESCROW AGREEMENT

EXHIBIT B – PARENT CHARTER AMENDMENT

EXHIBIT C – PARENT BYLAWS

EXHIBIT D – FORM OF AFFILIATE LETTER

EXHIBIT E – FORM OF LEGAL OPINION OF COMPANY COUNSEL

EXHIBIT F – FORM OF LEGAL OPINION OF PARENT COUNSEL

-v-

AGREEMENT AND PLAN OF MERGER, dated as of August 11, 2006 (this “Agreement”), among MILLSTREAM II ACQUISITION CORPORATION, a Delaware corporation (“Parent”), MILLSTREAM II MERGER SUB, INC., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Sub”), and SPECIALTY SURFACES INTERNATIONAL, INC., a Pennsylvania corporation (the “Company”).

WHEREAS, the Board of Directors of Parent, the sole stockholder of Sub, and the Board of Directors of the Company have approved and declared advisable this Agreement and the merger of the Company with and into Sub (the “Merger”) on the terms and subject to the conditions set forth in this Agreement, whereby each outstanding share of common stock, par value $1.00 per share of the Company (“Company Common Stock”), shall be converted into the right to receive common stock, par value $0.0001 per share, of Parent (“Parent Common Stock”) and cash;

WHEREAS, the approval of this Agreement and the Merger on behalf of the Company has been obtained on the date hereof by virtue of the execution of a written consent by all of the shareholders of the Company;

WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent, Margit S. Julicher (“M. Julicher”) and Arthur Spector (“Spector”) are entering into a governance agreement (the “Governance Agreement”), setting forth certain covenants and agreements that will apply to Parent from and after the Effective Time;

WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent and M. Julicher are entering into a registration rights agreement (the “Registration Rights Agreement”), relating to the Parent Common Stock;

WHEREAS, as soon as practicable following the execution and delivery of this Agreement, Parent, Henry A. Julicher (“H. Julicher”), M. Julicher and Continental Stock Transfer & Trust Company (or another comparable bank or trust company) (the “Escrow Agent”) shall enter into the Indemnification and Escrow Agreement substantially in the form attached hereto as Exhibit A hereto (the “Indemnification Agreement”);

WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent and H. Julicher are entering into an employment agreement (the “Employment Agreement”), relating to his employment by Parent on and after the Effective Time;

WHEREAS, for Federal income tax purposes it is intended that the Merger qualify as a reorganization as described in Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

1

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

THE MERGER

SECTION 1.1 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Pennsylvania Business Corporation Law (the “PBCL”), the Company shall be merged with and into Sub at the Effective Time (as defined in Section 1.3.). At the Effective Time, the separate existence of the Company shall cease and Sub shall continue as the surviving corporation (the “Surviving Corporation”). The Merger, the issuance by Parent of shares of Parent Common Stock in connection with the Merger, the Charter Amendment (as defined in Section 1.7(a)) and the other transactions contemplated by this Agreement are referred to in this Agreement collectively as the “Transactions”. This Agreement, together with the Governance Agreement, the Registration Rights Agreement, the Indemnification Agreement and the Employment Agreement are referred to in this Agreement collectively as the “Transaction Agreements”.

SECTION 1.2 Closing. The closing (the “Closing”) of the Merger shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, PA 19102 at 10:00 a.m. on the second business day following the satisfaction of (or, to the extent permitted by applicable Law (as defined in Section 3.5), waiver by the party or parties entitled to the benefits thereof) all the conditions set forth in Article VII, or at such other place, time and date as shall be agreed in writing between Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

SECTION 1.3 Effective Time. Prior to the Closing, the Company shall prepare, and on the Closing Date or as soon as practicable thereafter, the Company shall file with the Secretary of State of the Commonwealth of Pennsylvania, the articles of merger or other appropriate documents (in any such case, the “Articles of Merger”) executed in accordance with the relevant provisions of the PBCL and shall make all other filings or recordings required under the PBCL to give full effect to the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the Commonwealth of Pennsylvania, or at such other time as Parent and the Company shall agree and specify in the Articles of Merger (the time the Merger becomes effective being the “Effective Time”).

SECTION 1.4 Effects. The Merger shall have the effects set forth in Section 1929 of the PBCL.

SECTION 1.5 Articles of Incorporation and Bylaws. (a) The Articles of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law, except that the name of Sub shall be changed to “Specialty Surfaces Corporation” or such other name as may be determined by the Board of Directors of Parent.

2

(b) The Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

SECTION 1.6 Directors and Officers; Business Address. The directors of Parent at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The business address of Parent is set forth in Section 9.2(a); provided, however, that as of and after the Effective Time, the business address of Parent shall be the business address of the Company, as set forth in Section 9.2(b).

SECTION 1.7 Parent Charter and By-Laws.

(a) Charter Amendment. The Parent Charter (as defined in Section 4.1), as in effect immediately prior to the Effective Time, shall be amended immediately prior to the Effective Time so as to read in its entirety in substantially the form set forth as Exhibit B hereto (the “Charter Amendment”), and, as so amended, shall be the certificate of incorporation of Parent until thereafter changed or amended as provided therein or by applicable Law.

(b) By-laws Amendment. The Parent By-laws (as defined in Section 4.1), as in effect immediately prior to the Effective Time, shall be amended immediately prior to the Effective Time so as to read in their entirety in substantially the form set forth as Exhibit C hereto, and, as so amended, shall be the by-laws of Parent until thereafter changed or amended as provided therein or by applicable Law.

SECTION 1.8 Name; Headquarters; Stock Symbol. As of and after the Effective Time:

(a) the name of Parent shall be changed to “Sprinturf Corporation” or such other name as may be determined by the Board of Directors of Parent;

(b) the corporate headquarters and principal executive offices of Parent shall be located at 1200 Liberty Ridge Drive, Wayne, PA 19087, or such other location in the United States as shall be designated by the Surviving Corporation; and

(c) Parent shall cause the symbol under which the Parent Common Stock and Parent Warrants are traded on the Over-The-Counter Bulletin Board (the “OTCBB”), Nasdaq (as defined in Section 6.9) or the AMEX (as defined in Section 6.9) to change to a symbol as determined by Parent that, if available, is reasonably representative of the corporate name or business of the Company.

3

ARTICLE II

EFFECT OF THE MERGER; EXCHANGE OF CERTIFICATES

SECTION 2.1 Effect on Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of shares of Company Common Stock or shares of capital stock of Sub:

(a) Common Stock of Sub. Each share of issued and outstanding common stock of Sub shall be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b) Cancellation of Company Common Stock Owned by Parent. Each share of Company Common Stock that is owned by Parent, if any, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no Parent Common Stock or other consideration shall be delivered or deliverable in exchange therefore.

(c) Conversion of Company Common Stock. (i) Subject to Section 2.1(b), each share of Company Common Stock shall be converted into the right to receive (A) the number of shares of fully paid and nonassessable shares of Parent Common Stock equal to (1) 4,166,667 divided by (2) the number of issued and outstanding shares of Company Common Stock (the “Outstanding Shares”), (B) $10,000,000 in cash divided by the number of Outstanding Shares, (C) the Additional Cash Consideration, if any, divided by the number of Outstanding Shares and (D) the Delayed Merger Consideration, if any, divided by the number of Outstanding Shares. “Additional Cash Consideration” means the difference, if positive, of $25,000,000 minus the Fair Market Value (determined pursuant to Section 2.1(c)(iii)) of the 4,166,667 shares of Parent Common Stock to be issued upon the conversion of the Company Common Stock pursuant to clause (A) of the immediately preceding sentence as of the business day immediately following the day on which the Effective Time occurs; provided, however, that in no event shall the amount of the Additional Cash Consideration exceed $2,000,000. “Delayed Merger Consideration” means an amount equal to two percent of the increase in annual Net Sales of Parent for the fiscal years ending December 31, 2007, December 31, 2008 and December 31, 2009 over Parent’s Net Sales for the immediately preceding fiscal year (i.e., the increase of 2007 Net Sales over 2006 Net Sales, the increase of 2008 Net Sales over 2007 Net Sales and the increase of 2009 Net Sales over 2008 Net Sales); provided that the amount of Delayed Merger Consideration shall not exceed $600,000 in any year. For purposes of this Agreement, “Net Sales” shall mean gross sales as set forth on Parent’s audited annual financial statements less promotional discounts and allowances to the extent such discounts and allowances are included in gross sales. For the fiscal year ending December 31, 2006, the Net Sales of the Company prior to the Effective Time and of the Surviving Corporation after the Effective Time shall constitute Net Sales of Parent.

(ii) The shares of Parent Common Stock to be issued, and all the cash payable including the Additional Cash Consideration, if any, and the Delayed Merger Consideration, if any, upon the conversion of the Company Common Stock pursuant to this Section 2.1(c), are referred to collectively as “Merger Consideration”. As of the Effective Time, all such Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive Merger Consideration in accordance with Section 2.2, without interest (unless paid later than due hereunder).

4

(iii) For the purpose of calculating Additional Cash Consideration the “Fair Market Value” of Parent Common Stock shall be determined as follows:

(A) If the Parent Common Stock is at the time listed on any stock exchange or Nasdaq, then the Fair Market Value shall be the closing selling price per share of Parent Common Stock on the date in question on such stock exchange or Nasdaq, as such price is officially reported on such exchange or Nasdaq. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the next succeeding date for which such quotation exists.

(B) If the Parent Common Stock is at the time traded on the OTCBB, then the Fair Market Value shall be the closing selling price per share of Parent Common Stock on the date in question, as such price is quoted on the OTCBB or any successor system. If there is no closing selling price for the Parent Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the next succeeding date for which such quotation exists.

SECTION 2.2 Exchange of Certificates.

(a) Exchange Agent. Immediately prior to the Effective Time, Parent shall deposit with Continental Stock Transfer & Trust Company (or another comparable bank or trust company) (the “Exchange Agent”), for the benefit of the holders of Company Common Stock, for exchange in accordance with this Article II, through the Exchange Agent, certificates representing the shares of Parent Common Stock issuable pursuant to Section 2.1 in exchange for outstanding Company Common Stock (such shares of Parent Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the “Exchange Fund”). Parent shall take all steps necessary to enable Parent to pay immediately following the Effective Time the cash necessary to pay the amount described in clause (B) of Section 2.1(c)(i) to the holders of the outstanding Company Common Stock, which shall be converted into the right to receive, among other things, cash pursuant to Section 2.1. Upon the occurrence of the Effective Time, the Exchange Agent shall, pursuant to irrevocable instructions, immediately deliver the Parent Common Stock contemplated to be issued pursuant to Section 2.1 out of the Exchange Fund. The Exchange Fund shall not be used for any purpose other than to effect payment of the Merger Consideration described in clause (A) of Section 2.1(c)(i).

(b) Exchange Procedures. Immediately following the Effective Time, (x) Parent shall pay to the holders of the outstanding Company Common Stock the $10,000,000 to which such holders are entitled as the portion of the Merger Consideration described in clause (B) of Section 2.1(c)(i) and (y) the Exchange Agent shall deliver to the holders of shares of Company Common Stock certificates representing the number of shares of Parent Common Stock into which such shares shall have been converted in accordance with clause (A) of Section 2.1(c)(i); provided, however, that 750,000 shares of Parent Common Stock otherwise deliverable to M. Julicher shall be held in escrow pursuant to the terms of the Indemnification Agreement. Within two business days after the determination of the amount of the Additional Cash Consideration, if any, Parent shall pay to the holders of the shares of Company Common Stock that were converted into the right to receive the Merger Consideration, the Additional Cash Consideration, if any, in accordance with clause (C) of Section 2.1(c)(i). The Delayed Merger Consideration, if any, shall be paid to the holders of the shares of Company Common Stock that were converted into the right to receive the Merger Consideration within ten days after the issuance of the audited financial statements of Parent for each of the fiscal years ending 2007, 2008 and 2009. Each share of Company Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Section 2.2.

5

(c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holders of Company Common Stock with respect to the shares of Parent Common Stock until the Effective Time in accordance with this Article II. Subject to applicable Law, following surrender of any such Company Common Stock, there shall be paid to the holder of the certificate representing shares of Parent Common Stock issued in exchange therefor, without interest, at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time payable with respect to such shares of Parent Common Stock.

(d) No Further Ownership Rights in Company Common Stock. The Merger Consideration issued (and paid) in accordance with the terms of this Article II upon conversion of any Company Common Stock shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such Company Common Stock, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on such Company Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time, and after the Effective Time there shall be no further registration of transfers by the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time.

(e) Fractional Shares. Certificates representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.1, and such fractional share interests shall entitle the owner thereof to the voting and other rights of a holder of Parent Common Stock in accordance with the portion of a whole share represented by such fraction.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Sub that, except as set forth in the letter, dated as of the date of this Agreement, from the Company to Parent and Sub (the “Company Disclosure Letter”):

SECTION 3.1 Organization, Standing and Power. Each of the Company and Empire & Associates, Inc., a California corporation (“E&A”), is duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and could not reasonably be expected to have a Company Material Adverse Effect. The term “Company Material Adverse Effect” shall mean any material adverse effect on the business, financial condition or results of operations of the Company and E&A, taken as a whole, and shall exclude any such change or effect that arises out of or is related to: (i) changes in (A) general economic, regulatory or political conditions or (B) financial or securities markets in general; (ii) the announcement or public disclosure of this Agreement, the other Transaction Agreements, the Transactions or the identity of Parent; (iii) the Company’s and E&A’s industries in general and not specifically related to the Company or E&A; (iv) changes or clarifications in Laws (or in the Company’s interpretation of such Laws) related to the businesses presently conducted or reasonably contemplated to be conducted by the Company and E&A, in general; or (v) changes in GAAP (as defined in Section 3.6) or regulatory accounting principles for the Company’s and E&A’s industries. Except as set forth in Section 3.1 of the Company Disclosure Letter, the Company and E&A are duly qualified to do business in each jurisdiction where the nature of their business or their ownership or leasing of its properties make such qualification necessary, except where the failure to so qualify has not had or could not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Parent true and complete copies of the Articles of Incorporation and the Bylaws of the Company, each as amended to the date of this Agreement (as so amended, the “Company Organizational Documents”), and the comparable organizational documents of E&A, in each case as amended through the date of this Agreement.

6

SECTION 3.2 Company Subsidiaries; Equity Interests. (a) All of the outstanding capital stock of E&A has been validly issued and is fully paid and nonassessable and is as of the date of this Agreement and will be as of the Effective Time owned by the Company, free and clear of all pledges, liens, charges, mortgages, encumbrances and security interests of any kind or nature whatsoever (collectively, “Liens”), other than with respect to those loans and lines of credit set forth in Section 3.2(a) of the Company Disclosure Letter.

(b) Except for the outstanding capital stock of E&A or as otherwise set forth in Section 3.2(b) of the Company Disclosure Letter, the Company does not as of the date of this Agreement own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

SECTION 3.3 Capital Structure. The Company is not authorized to issue any class, series or type of capital stock other than Company Common Stock. M. Julicher owns at the close of business on the date of this Agreement, and will own as of the Closing Date, 100% of the issued and outstanding shares of Company Common Stock. Except as set forth above, no shares of capital stock or other voting securities of the Company were, at the close of business on the date of this Agreement, or will be as of the Closing Date, issued, reserved for issuance or outstanding. All outstanding shares of Company Common Stock are, and all such shares that may be issued prior to the Effective Time will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the PBCL, the Company Organizational Documents or any Contract (as defined in Section 3.5) to which the Company is a party. There are not any bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote (“Voting Company Debt”). Except as set forth above, as of the date of this Agreement there are not, and as of the Closing Date there will not be any, options, warrants, rights, convertible or exchangeable securities, commitments, Contracts, arrangements or undertakings of any kind to which the Company or E&A is a party (i) obligating the Company or E&A to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Company Common Stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any equity interest in, the Company or E&A or any Voting Company Debt, (ii) obligating the Company or E&A to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of shares of Company Common Stock. As of the date of this Agreement there are not, and as of the Closing Date there will not be any, outstanding contractual obligations of the Company or E&A to repurchase, redeem or otherwise acquire any equity interests in the Company or E&A.

7

SECTION 3.4 Authority; Execution and Delivery; Enforceability. (a) The Company has all requisite corporate power and authority to execute and deliver the Transaction Agreements to which it is a party and to consummate the Transactions. The execution and delivery by the Company of each Transaction Agreement to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company. The Company has duly executed and delivered each Transaction Agreement to which it is a party, and each Transaction Agreement to which it is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b) The approval of all of the holders of the outstanding shares of Company Common Stock has been obtained as of the date hereof by virtue of the execution of a written consent by all of the holders of the outstanding shares of Company Common Stock (the “Company Shareholder Approval”), and such approval is sufficient to approve and adopt this Agreement and the Merger.

SECTION 3.5 No Conflicts; Consents. (a) The execution and delivery by the Company of each Transaction Agreement to which it is a party does not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien, other than a Permitted Lien, upon any of the properties or assets of the Company or E&A under, any provision of (i) the Company Organizational Documents or the comparable organizational documents of E&A, (ii) any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a “Contract”) to which the Company or E&A is a party and in which the aggregate amount to be received or paid by the Company exceeds $100,000 other than as set forth in Section 3.5(a) of the Company Disclosure Letter or (iii) subject to the filings and other matters referred to in Section 3.5(b), any judgment, order or decree (“Judgment”) or statute, law, ordinance, rule or regulation (“Law”) applicable to the Company or E&A or their respective properties or assets, other than in the case of clause (iii) any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect.

8

(b) No consent, approval, license, permit, order or authorization (“Consent”) of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”) is required to be obtained or made by or with respect to the Company or E&A in connection with the execution, delivery and performance of any Transaction Agreement to which it is a party or the consummation of the Transactions, other than (i) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), if applicable to the Transaction Agreement or the Transactions, (ii) the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Pennsylvania and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (iii) compliance with and such filings as may be required under applicable environmental Laws, (iv) such filings as may be required in connection with the taxes described in Section 6.7, (v) such other items as may be required solely by reason of the participation of Parent or Sub (as opposed to any third party) in the Transactions and (vi) such other items, individually or in the aggregate, as are not material to the consummation of the Transactions.

(c) For the purposes of this Agreement, “Permitted Liens” means: (i) Liens for Taxes, water and sewer charges, assessments or other governmental charges or levies not yet due or payable or that are being contested in good faith by appropriate proceedings, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other similar statutory Liens incurred in the ordinary course of business, (iii) Liens relating to deposits made in the ordinary course of business and on a basis consistent with past practice in connection with worker’s compensation, unemployment insurance or other types of social security or to secure the performance of leases, or payment and performance bonds on trade contracts or other similar agreements, (iv) defects of title, easements, rights-of-way, restrictions and other charges or encumbrances that do not, in each case or in the aggregate, materially interfere with the present or contemplated use of any property subject to such Lien or materially interfere with the ordinary conduct of business of the Company or E&A, (v) Liens created by an action or omission of Parent or Sub, (vi) Liens reflected on the Company Financial Statements (as defined in Section 3.6), (vi) all applicable zoning, building and similar applicable Laws, and (vii) Liens created as a result of any matter set forth on Section 3.5(c) of the Company Disclosure Letter.

SECTION 3.6 Financial Statements; Undisclosed Liabilities. (a) Section 3.6(a) of the Company Disclosure Letter sets forth (i) the consolidated audited Balance Sheet of the Company as of December 31, 2005 (the “Company Balance Sheet”), and as of December 31, 2004 and (ii) the audited consolidated Income Statement of the Company for the years ended December 31, 2005 and December 31, 2004, in each case, together with the notes thereto (collectively, the “Company Financial Statements”). The Company Financial Statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) consistently applied (except in each case as described in the notes thereto) and, on that basis, fairly present the financial condition and results of operations of the Company as of the respective dates thereof and for the respective periods indicated, all in accordance with GAAP.

9

(b) Except as set forth in the Company Financial Statements or in Section 3.6(b) of the Company Disclosure Letter, as of the date of this Agreement neither the Company nor E&A has any material liabilities or obligations of any nature, including with respect to Taxes (whether accrued, absolute, contingent or otherwise).

SECTION 3.7 Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the proxy statement or consent solicitation statement to be filed by Parent with the Securities and Exchange Commission (the “SEC”) relating to the Parent Stockholder Approval (the “Proxy Statement”) will, at the date it is first mailed to the Parent stockholders or at the time of the Parent Stockholders Meeting (as defined in Section 6.1(d)), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

SECTION 3.8 Absence of Certain Changes or Events. Except as set forth in Section 3.8 of the Company Disclosure Letter, from December 31, 2005 to the date of this Agreement, the Company and E&A have conducted their businesses only in the ordinary course, and during such period there has not been:

(i) any event, change, effect or development that, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect;

(ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Company Common Stock or any repurchase for value by the Company of any Company Common Stock;

(iii) any split, combination or reclassification of any Company Common Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for Company Common Stock;

(iv) any change in accounting methods, principles or practices by the Company or E&A materially affecting the consolidated assets, liabilities or results of operations of the Company, except insofar as may have been required by a change in GAAP or that were made in connection with the audit performed by the Accountants (as defined in Section 6.5(a)) of the Company Financial Statements and which are described in Section 3.8 of the Company Disclosure Letter;

(v) any material elections with respect to Taxes (as defined in Section 3.9(e)) by the Company or E&A or settlement or compromise by the Company or E&A of any material Tax liability or refund;

10

(vi) a sale or other disposition of any material portion of the assets, tangible or intangible, of the Company or E&A taken as a whole, other than sales of inventory in the ordinary course of business;

(vii) a waiver of any material rights or cancellation of any material debts owed to or material claims of the Company or E&A taken as a whole, other than in the ordinary course of business;

(viii) except for employment compensation and reimbursement of business expenses in the ordinary course of business consistent with past practice, any payments to or on behalf of the Company’s or E&A’s shareholders whether for previously contracted liabilities, management fees, dividends or otherwise; or

(ix) any increase in cash or equity compensation to the Specified Employees (as defined in Section 5.1(a)).

SECTION 3.9 Taxes. (a) Each of the Company and E&A has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect. To the extent the Company or E&A has requested or caused to be requested any extension of time within which to file any Tax Return, such Tax Return has been filed within such period of extension. Each of the Company and E&A has timely paid or caused to be paid all Taxes required to be paid by it through the date hereof and as of the Closing Date (including any Taxes shown due on any Tax Return), other than Taxes that are being contested in good faith by appropriate proceedings, which such contested Taxes and proceedings are set forth in Section 3.9(a) of the Company Disclosure Letter.

(b) No deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company or E&A, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and could not reasonably be expected to have a Company Material Adverse Effect, which such deficiency(ies) or request(s) for waiver(s) are set forth in Section 3.9(b) of the Company Disclosure Letter.

(c) There are no Liens for Taxes (other than for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings, which such Liens and proceedings are set forth in Section 3.9(c) of the Company Disclosure Letter) on the assets of the Company or E&A. Neither the Company nor E&A is bound by any agreement with respect to Taxes.

(d) The Company has no reason to believe that any conditions exist that could reasonably be expected to prevent the Merger from qualifying as a reorganization described in Section 368(a)(2)(D) of the Code. The Company is taxable as an “S corporation” within the meaning of Section 1361(a) of the Code. The Company and E&A have complied in all material respects with all applicable Laws relating to the collection or withholding of Taxes (such as Taxes or withholding of Taxes from the wages of employees). No written claim has been made within the last three years by any taxing authority in a jurisdiction in which the Company or E&A does not file Tax Returns that the Company or E&A is or may be subject to taxation by that jurisdiction.

11

(e) For purposes of this Agreement:

“Tax” or “Taxes” means, with respect to any person, (i) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, commercial rent, premium, property or windfall profit taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such person (if any) and (ii) any liability for the payment of any amount of the type described in clause (i) above as a result of (A) being a “transferee” (within the meaning of Section 6901 of the Code or any applicable Law) of another person or (B) being a member of an affiliated, combined or consolidated group.

“Tax Return” means all Federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

SECTION 3.10 Benefit Plans. (a) Section 3.10 of the Company Disclosure Letter sets forth a complete and correct list of all employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and all employment, compensation, bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, profit sharing, retiree medical or life insurance, split dollar insurance, supplemental retirement, severance, change of control, loans or other benefit plans, programs, arrangements or fringe benefits, in each case, which are provided, maintained, contributed to or sponsored by the Company or E&A, or for which the Company or E&A has any liability, contingent or otherwise (collectively, the “Company Benefit Plans”).

(b) With respect to each Company Benefit Plan, the Company has furnished Parent with a complete and accurate copy of the plan document or other governing contract. The Company Benefit Plans have been operated and administered in accordance with their terms and the applicable requirements of the Code and applicable Law. There are no pending or, to the Knowledge of the Company, threatened suits, audits, examinations, actions, litigation or claims (excluding claims for benefits incurred in the ordinary course) with respect to any of the Company Benefit Plans which could reasonably be expected to result in a Company Material Adverse Effect. For purposes of this Agreement, “Knowledge of the Company” means the actual knowledge, after due inquiry, of each of H. Julicher, Elliot Levine, Robert Thompson, Bruce Cheskin and Randi Rubin.

(c) No Company Benefit Plan is intended to be “qualified” within the meaning of Section 401(a) of the Code. Neither the Company, E&A nor (to the Knowledge of the Company) any trade or business (whether or not incorporated) which is or has ever been treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code, has incurred any liability under Title IV of ERISA or Section 412 of the Code.

12

(d) The execution and delivery by the Company of each Transaction Agreement to which it is a party does not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not (i) entitle any employee, officer or member of the Company or E&A to any severance pay, bonus payment, finders fee, “change of control” payment or similar payment, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Company Benefit Plan or (iii) result in any breach or violation of, or a default under, any Company Benefit Plan.

SECTION 3.11 Litigation. Section 3.11(a) of the Company Disclosure Letter contains a true and complete list of all claims, suits, actions, proceedings or known investigations (collectively, “Claims”), that are either (i), pending as of the date of this Agreement in which the Company or E&A is a plaintiff or named as a defendant or, (ii) to the Knowledge of the Company, threatened against the Company or E&A as of the date of this Agreement (collectively, “Pending or Threatened Claims”). Section 3.11(b) of the Company Disclosure Letter contains a true and complete list of all other Claims to which the Company or E&A has been a party during the three year period ending on the date of this Agreement. Other than as set forth in Section 3.11(a) or 3.11(b) of the Company Disclosure Letter, there are no Pending or Threatened Claims that, individually or in the aggregate, have had or could reasonably be expected to have a Company Material Adverse Effect, nor is there any Judgment outstanding against the Company or E&A that has had or could reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.12 Compliance with Applicable Laws. (a) Except as set forth in Section 3.12 of the Company Disclosure Letter, the Company and E&A have complied with and are not in default under any applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor E&A has received any written communication during the past two years from a Governmental Entity that alleges that the Company or E&A is not in compliance in any material respect with any applicable Law. This Section 3.12 does not relate to matters with respect to Taxes, which are the subject of Section 3.9, or environmental Laws, which are the subject of Section 3.21.

(b) The Company and E&A are, as of the date of this Agreement, and have been, in compliance with all applicable Laws of all Federal, state, and local commissions, boards and agencies having jurisdiction over the business of the Company and E&A, except for any instances of noncompliance that, individually and in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. To the Company’s knowledge, the Company and E&A have timely filed all material reports, data and other information required to be filed with such commissions, boards and agencies.

13

SECTION 3.13 Contracts; Debt Instruments. (a) Section 3.13(a) of the Company Disclosure Letter sets forth a list of the following Contracts that are in-force as of the date of this Agreement (collectively, the “Material Contracts”):

(i) all management agreements, employment agreements, consulting agreements, and independent contractor agreements to which the Company or E&A is a party (other than any agreement which (A) provides for future payments of less than $100,000 or (B) which is terminable by Company or E&A without breach or penalty on less than thirty-one (31) days’ prior written notice);

(ii) all guarantees, mortgages, deeds of trust, indentures and loan agreements, to which the Company or E&A is a party, which involve an amount in excess of $100,000;

(iii) all Contracts (other than those described in or excepted from clauses (i) or (ii) of this Section 3.13(a)) to which the Company or E&A is a party (other than any agreement (A) in which the aggregate amount to be received or paid thereunder does not exceed $100,000, or (B) which cannot be performed in the normal course within six months after the Effective Time without breach or penalty and involves the future payment of more than $100,000);

(iv) (A) all agreements with shareholders, directors or officers of the Company or E&A, including, directly or indirectly, members of their families (e.g., parents, spouse, children, or siblings, or any person married to any of such persons), in each case to which the Company or E&A is a party, (B) all agreements containing covenants by the Company or E&A not to compete in any lines of business or commerce, (C) all agreements for the acquisition, sale or lease of material properties or assets of the Company or E&A (by merger, purchase or sales of assets or stock or otherwise) and (D) all investment joint venture, operating or partnership agreements of the Company and E&A.

(b) True and complete copies of all Material Contracts have been provided or made available to Parent. Each Material Contract is valid, binding and enforceable in accordance with its terms, except where the failure to be valid, binding or enforceable would not reasonably be expected to have a Company Material Adverse Effect. Except as would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor E&A (i) is in breach or default under any Material Contract, or (ii) has received any written notice of the intention of any party to a Material Contract to terminate such Material Contract whether as a termination for convenience or for default of the Company or E&A thereunder.

(c) Neither the Company nor E&A has been notified in writing as of the date of this Agreement that in the event of a sale or change of ownership of either the Company or E&A, any of the Material Contracts would reasonably be expected to be terminated or modified in a manner which would reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.13(c) of the Company Disclosure Letter, no customer or vendor Contract which would have constituted a Material Contract if in effect as of the date hereof has expired or been terminated since December 31, 2005.

SECTION 3.14 Finders’ Fees. Except as set forth in Section 3.14 of the Company Disclosure Letter, no broker, finder, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Company.

14

SECTION 3.15 Real Property. Section 3.15 of the Company Disclosure Letter sets forth a complete list of all real property and interests in real property owned or leased by the Company or E&A.

SECTION 3.16 Related Party Transactions. Except as set forth in Section 3.16 of the Company Disclosure Letter, no shareholder, director, officer, employee or affiliate of the Company has borrowed any money from, has any indebtedness or other similar obligations to, the Company or is a party to any Contract relating to the voting or disposition of Company Common Stock, and the Company is not a party or subject to any Contract in which any shareholder, director, officer, employee or affiliate of the Company has an interest, direct or indirect, and there does not exist any commitment or liability of the Company to pay any remuneration or other consideration to any such shareholder, director, officer, employee or affiliate, such as fees, rentals, loans, dividends or fixed or contingent deferred or current compensation.

SECTION 3.17 Permits. The Company and E&A have all necessary approvals, permits, licenses, franchises, certificates or authorizations of any federal, state, provincial, local or foreign governmental or regulatory body (collectively, “Permits”) required of the Company or E&A or necessary for the conduct of the Company’s or E&A’s business as currently operated, except for the lack of any of such Permits that, individually and in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect. All such Permits are currently in full force and effect, except where the failure of such Permits to be in full force and effect, individually and in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect. No proceedings have been instituted or, to the Knowledge of the Company are threatened, seeking the suspension, termination or revocation, or the adverse modification or amendment, of any such Permits or to declare any of them invalid in any respect, except for such proceedings that individually or in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.18 Labor Relations. (a) Other than as set forth in Section 3.18(a) of the Company Disclosure Letter, (i) the Company and E&A are not a party to, and have no obligations under, any collective bargaining agreement with any party relating to the compensation or working conditions of any of the Company’s or E&A’s employees; (ii) the Company and E&A are not obligated under any agreement to recognize or bargain with any labor organization or union on behalf of its employees; (iii) as of the date hereof, to the Knowledge of the Company there are no union organizational or representational activities underway among any of the Company’s or E&A’s employees; and (iv) as of the date hereof, neither the Company nor E&A have been charged or, to the Knowledge of the Company threatened, with a charge of any unfair labor practice. As of the date hereof, there are no existing or, to the Knowledge of the Company, threatened labor strikes, slowdowns, work stoppages, disputes or grievances which have, or which could reasonably be expected to have, a Company Material Adverse Effect.

(b) Other than as set forth in Section 3.18(b) of the Company Disclosure Letter, neither the Company nor E&A have committed any act or failed to take any required action with respect to any of its employees which has resulted in a violation of: (i) ERISA, or similar legislation as it affects any employee benefit or welfare plan of the Company or E&A; (ii) the Immigration Reform and Control Act of 1986; (iii) the National Labor Relations Act, as amended; (iv) Title VII of the Civil Rights Act of 1964, as amended; the Occupational Safety and Health Act; (v) Executive Order 11246; (vi) the Fair Labor Standards Act; the Rehabilitation Act of 1973; (vii) all regulations under such acts described in the preceding clauses (i) through (vi) inclusive; and (viii) and all other applicable Laws of the United States or any state, city or municipality thereof relating to the employment of labor, except in each case for any such violation which would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor E&A are liable for any arrearage of wages or taxes or penalties that are material to the Company and E&A taken as a whole, for failure to comply with any of the foregoing.

15

(c) The Company has made available to Parent complete and accurate lists of the names and compensation paid to each person employed by the Company during the year ended December 31, 2005.

SECTION 3.19 Insurance. Section 3.19 of the Company Disclosure Letter sets forth all material policies of fire, liability, workers’ compensation, director and officer, malpractice and professional liability and other forms of insurance providing insurance coverage to or for the Company and E&A that are in force on the date of this Agreement, excluding insurance coverages relating to life, medical and disability that are contained in any Company Benefit Plan (“Company Insurance Policies”). Complete and accurate copies of all Company Insurance Policies have been made available to Parent and (i) the Company or E&A are named insureds under the Company Insurance Policies, (ii) all premiums required to be paid with respect thereto covering all periods up to the date hereof have been paid, (iii) there has been no lapse in coverage under any Company Insurance Policy during the past three years, and (iv) no written notice of cancellation or termination has been received with respect to any Company Insurance Policy as of the date hereof. All Company Insurance Policies are in full force and effect, and shall remain in full force and effect unless replaced with comparable insurance policies having comparable terms and conditions. Since December 31, 2005 to the date of this Agreement, there have been no material claims made with respect to any Company Insurance Policy. No Company Insurance Policy shall terminate as a result of the consummation of the Transactions. Since December 31, 2005 to the date of this Agreement, except as disclosed in Section 3.19 of the Company Disclosure Letter, no insurer has given the Company written notice that coverage was denied with respect to any material claim submitted to such insurer by the Company or E&A under any Company Insurance Policy.

SECTION 3.20 Intellectual Property. (a) For purposes of this Agreement, “Intellectual Property” means all (i) patents (including all reissues, divisions, continuations and extensions thereof), patent licenses and patent applications, (ii) trademarks, trademark rights, trademark licenses, trademark registrations, servicemarks, trademark registration applications (filed or unfiled) and tradenames and (iii) copyrights and copyright licenses. All material Intellectual Property owned by the Company or E&A as of the date hereof, necessary or useful for the conduct of their businesses on the date hereof, and each material license to use any Intellectual Property necessary or useful for the conduct of their businesses as of the date hereof, except for computer software licenses that are commercially available, is listed in Section 3.20(a) of the Company Disclosure Letter.

16

(b) Other than as set forth in Section 3.20(b) of the Company Disclosure Letter:

(i) The Company and E&A own or possess adequate licenses or other valid rights to use all Intellectual Property used in connection with the business of the Company and E&A as currently conducted or as reasonably contemplated to be conducted, except where the failure to own or possess such licenses or rights, individually and in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect;

(ii) To the Knowledge of the Company, the use by the Company or E&A of any Intellectual Property owned by the Company or E&A does not infringe upon or otherwise violate the rights of any person other than as would not have, or would not be reasonably be expected to have, a Company Material Adverse Effect;

(iii) To the Knowledge of the Company, no person is challenging, infringing upon or otherwise violating any right of the Company or E&A with respect to any Intellectual Property owned by and/or licensed to the Company or E&A other than as would not have, or would not reasonably be expected to have, a Company Material Adverse Effect; and

(iv) As of the date of this Agreement neither the Company nor E&A has made any material claim of a violation or infringement by others of its Intellectual Property.

SECTION 3.21 Environmental Liability. Without limiting Section 3.12, except as set forth in Section 3.21 of the Company Disclosure Letter, at all times the Company and E&A have been and are in compliance, in all material respects, with all environmental and hazardous waste Laws applicable to the Company and E&A, that have been adopted, imposed or promulgated by any Governmental Entity having jurisdiction over the Company or E&A. As of the date hereof, except as set forth in Section 3.21 of the Company Disclosure Letter, neither the Company nor E&A has received from any Governmental Entity or third party any written requests for information, notices of claim, demand letters, or other written notification stating that the Company or E&A is or may be potentially responsible with respect to any investigation or clean-up of any hazardous materials.

SECTION 3.22 Title to Assets. Except as set forth in Section 3.22 of the Company Disclosure Letter, the Company and E&A have good and marketable title to all of the material assets and material properties used in connection with their businesses, free and clear of Liens, other than Permitted Liens.

SECTION 3.23 Receivable. Notwithstanding that the Company has written-off accounts receivable in the aggregate amount of $2,837,025 (the “Receivable Amount”) due from Profilers Diversified Capital Group for the benefit of Eastern University, Granada Hills, North Hunterdon High School, St. Mark’s School, Town of New Canaan and Unity Hunt, Inc. (collectively, the “Obligated Parties”) for purposes of the Company Financial Statements, such accounts receivable arose in the ordinary course of business and are bona fide. Not later than 17 months after the date of the Closing, the Company (or the Surviving Corporation) will collect in full the Receivable Amount from the Obligated Parties in respect of such accounts receivable.

17

SECTION 3.24 Sprinturf, Inc. All of the issued and outstanding capital stock of Sprinturf, Inc., a Pennsylvania corporation (“Sprinturf”), is owned by H. Julicher. Sprinturf does not have any assets or liabilities and it is not a party to any contracts. Sprinturf is the plaintiff in the case styled Sprinturf, Inc. et al. v. Southwest Recreation, Inc. et al. (the “Case”) in the U.S. District Court for the Eastern District of Pennsylvania (the “Court”). Sprinturf and the Company have requested that the defendants in the Case agree to a stipulation that would permit the Company to be substituted as the plaintiff in the Case, and the defendants have not yet responded to such request. The Company covenants and agrees that in the event such stipulation is not agreed to by such defendants the Company shall and shall cause Sprinturf, Inc. to file a motion with the Court to have the Company so substituted as plaintiff in the Case. Sprinturf is a defendant in the case styled Murray v. TSX Skating Academy a/k/a Taylor Sportsplex, Sprinturf, Inc. and JRV Management, Inc. in the 3rd Judicial Circuit Court for the County of Wayne, Michigan, which case is being defended by the Company.

SECTION 3.25 Complete Disclosure. Neither this Agreement nor the Company Disclosure Letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading; provided, however, that this Section 3.25 shall not be deemed breached unless the failure of this Section 3.25 to be true and correct results in a Company Material Adverse Effect.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Parent and Sub, jointly and severally, represent and warrant to the Company that:

SECTION 4.1 Organization, Standing and Power. Each of Parent and Sub is duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted. Parent and Sub are duly qualified to do business in each jurisdiction where the nature of their business or their ownership or leasing of its properties make such qualification necessary. Parent has made available to the Company true and complete copies of the Amended and Restated Certificate of Incorporation of Parent, as amended to the date of this Agreement (as so amended, the “Parent Charter”), and the By-laws of Parent, as amended to the date of this Agreement (the “Parent By-laws”), and the comparable organizational documents of Sub, in each case as amended through the date of this Agreement.

SECTION 4.2 Parent Subsidiaries; Equity Interests. (a) All the outstanding shares of capital stock of Sub have been validly issued and are fully paid and nonassessable and owned by Parent, free and clear of all Liens.

18

(b) Except for 100% of the capital stock of Sub, Parent does not as of the date of this Agreement own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

(c) Since the date of its formation, Sub has not carried on any business or conducted any operations other than the execution of this Agreement and the other Transaction Agreements to which it is a party, and the performance of its obligations hereunder and thereunder.

SECTION 4.3 Capital Structure. (a) The authorized capital stock of Parent consists of 15,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, of Parent (the “Parent Preferred Stock” and, together with the Parent Common Stock, the “Parent Capital Stock”). At the close of business on the date of this Agreement, (i) 5,600,000 shares of Parent Common Stock and no shares of Parent Preferred Stock were, and as of the Closing Date will be, issued and outstanding, and (ii) no shares of Parent Common Stock were, and as of the Closing Date will be, held by Parent in its treasury. At the close of business on the date of this Agreement, warrants issued pursuant to the Warrant Agreement dated as of December 17, 2004 between Parent and Continental Stock Transfer & Trust Company (the “IPO Warrant Agreement”) to purchase 9,200,000 shares of Parent Common Stock (“Parent Warrants”) were, and as of the Closing Date will be, issued and outstanding. Except as set forth above, no shares of capital stock or other voting securities of Parent were, at the close of business on the date of this Agreement, or will be as of the Closing Date, issued, reserved for issuance or outstanding. All outstanding shares of Parent Capital Stock are, and all such shares that may be issued prior to the Effective Time will be as of the Effective Time, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Delaware General Corporation Law (the “DGCL”), the Parent Charter, the Parent By-laws or any Contract to which Parent is a party. As of the close of business on the date of this Agreement there are not, and as of the Closing Date there will not be, any bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Parent Common Stock may vote (“Voting Parent Debt”). Except as set forth above or in Section 4.3(a) of the Parent Disclosure Letter (as defined in Section 4.11(a)) and except for an option granted to EarlyBirdCapital, Inc. to purchase 300,000 units (each unit consisting of one share of Parent Common Stock and two Parent Warrants), as of the date of this Agreement there are not, and as of the Closing Date there will not be, any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Parent or Sub is a party (i) obligating Parent or Sub to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Parent or Sub or any Voting Parent Debt, (ii) obligating Parent or Sub to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Parent Capital Stock. As of the date of this Agreement, other than as set forth in the Parent Charter, the Underwriting Agreement, the IPO Warrant Agreement or the Trust Agreement, there are not and as of the Closing Date there will not be any outstanding contractual obligations of Parent or Sub to repurchase, redeem or otherwise acquire any shares of capital stock of Parent or Sub.

19

(b) The authorized capitalization of Sub consists of 1,000 shares of common stock, par value $0.01 per share, 100 of which as of the close of business on the date of this Agreement have been, and as the Closing Date will be, validly issued, fully paid and nonassessable and owned by Parent free and clear of any Liens.

SECTION 4.4 Authority; Execution and Delivery; Enforceability. (a) Each of Parent and Sub has all requisite corporate power and authority to execute and deliver each Transaction Agreement to which it is a party and to consummate the Transactions. The execution and delivery by each of Parent and Sub of each Transaction Agreement to which it is a party and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Sub, subject in the case of Parent, to receipt of the Parent Stockholder Approval (as defined in Section 4.4(c)) and the filing with the Secretary of State of the State of Delaware of the Charter Amendment. Parent, as the sole stockholder of Sub, has approved this Agreement and the Merger. Each of Parent and Sub has duly executed and delivered each Transaction Agreement to which it is a party, and each Transaction Agreement to which it is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b) The Board of Directors of Parent (the “Parent Board”), at a meeting duly called and held, unanimously adopted resolutions (i) approving and declaring advisable this Agreement and the other Transaction Agreements, the Merger and the other Transactions, (ii) determining that the terms of the Merger and the other Transactions are fair to and in the best interests of Parent and its stockholders and (iii) recommending that Parent’s stockholders approve the Merger and the other Transactions. Such resolutions are sufficient to render inapplicable to this Agreement, the Transactions, the other Transaction Agreements and the transactions contemplated thereby the provisions of Section 203 of the DGCL. No state takeover statute or similar statute or regulation applies or purports to apply to Parent with respect to this Agreement and other Transaction Agreements, the Merger or any other Transaction.

(c) The only vote of holders of any class or series of Parent Capital Stock necessary to approve this Agreement, the Merger and the other Transactions is the approval and adoption by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote generally in the election of directors (the “Parent Stockholder Approval”); provided, however, that the Parent may not consummate the Merger if the holders of 20% or more in interest of the shares of Parent Common Stock issued in Parent’s initial public offering (the “IPO Shares”) shall have demanded that Parent convert their IPO Shares into cash pursuant to Article Sixth, paragraph B of the Parent Charter and/or Section 8.8 of the Underwriting Agreement dated as of December 17, 2004, between Parent and EarlyBirdCapital, Inc. (the “Underwriting Agreement”). The affirmative vote of the holders of Parent Common Stock, or any of them, is not necessary to approve any Transaction Agreement other than this Agreement or consummate any transaction other than the Transactions. The affirmative vote of the holders of the Parent Warrants is not necessary to approve any Transaction Agreement or any Transaction.

(d) The execution and delivery by Parent of this Agreement and the other Transaction Agreements, and subject to the receipt of the Parent Stockholder Approval, the consummation by Parent of the Merger and the other Transactions, are in compliance with the terms of Article Sixth, paragraph B of the Parent Charter and Sections 8.8 and 8.11 of the Underwriting Agreement. The Parent Board, at a meeting duly called and held, unanimously adopted resolutions stating that the Parent Board has independently determined that, as of the date of this Agreement, the fair market value of the Company (including E&A) is at least 80% of net assets of Parent, in accordance with Section 8.11 of the Underwriting Agreement.

20

SECTION 4.5 No Conflicts; Consents. (a) The execution and delivery by each of Parent and Sub of this Agreement and each Transaction Agreement to which it is a party, do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or result in the creation of any Lien upon any of the properties or assets of Parent or Sub under, any provision of (i) the Parent Charter (subject to the approval, filing and effectiveness of the Charter Amendment), the Parent By-laws or the comparable charter or organizational documents of Sub, (ii) any Contract to which Parent or Sub is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 4.5(b), any Judgment or Law applicable to Parent or Sub or their respective properties or assets.

(b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent or Sub in connection with the execution, delivery and performance of this Agreement or any Transaction Agreement to which Parent or Sub is a party or the consummation of the Transactions, other than (i) compliance with and filings under the HSR Act, if applicable to the Transaction Agreements or the Transactions, (ii) the filing with the SEC of (A) the Proxy Statement and (B) such reports under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as may be required in connection with this Agreement and the other Transaction Agreements, the Merger and the other Transactions, (iii) the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Pennsylvania and the filing of the Charter Amendment with the Secretary of State of the State of Delaware, (iv) compliance with and such filings as may be required under applicable environmental Laws, (v) such filings as may be required in connection with any Transfer Taxes (as defined in Section 6.7) and (vi) such other items required solely by reason of the participation of the Company (as opposed to any third party) in the Transactions.

SECTION 4.6 SEC Documents; Undisclosed Liabilities. (a) Parent has filed all reports, schedules, registration statements, prospectuses, forms, certifications, statements and other documents required to be filed by Parent with the SEC since the date of Parent’s formation (the “Parent SEC Documents”).

(b) As of its respective date, each Parent SEC Document complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Parent SEC Document has been revised or superseded by a later filed Parent SEC Document, none of the Parent SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments). Each of the principal executive officer of Parent and the principal financial officer of Parent has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC promulgated thereunder (the “Sarbanes-Oxley Act”) with respect to the Parent SEC Documents. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

21

(c) Except (i) as set forth on the balance sheet of Parent for the year ended December 31, 2005, (ii) for the reasonable fees and expenses incurred by Parent in connection with (A) the Transactions and (B) business combinations investigated or pursued by Parent prior to the date of this Agreement, (iii) the fees to lease Parent’s office space and (iv) general administrative expenses not exceeding $200,000, as of the date of this Agreement neither Parent nor Sub has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise).

(d) Sub has never been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

SECTION 4.7 Information Supplied. None of the information supplied or to be supplied by Parent or Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to Parent’s stockholders or at the time of the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company in writing for inclusion or incorporation by reference in the Proxy Statement.

SECTION 4.8 Absence of Certain Changes or Events. (a) From December 31, 2005 to the date of this Agreement, Parent has conducted its business only in the ordinary course, and during such period there has not been:

(i) any event, change, effect or development that, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on Parent;

22

(ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Parent Capital Stock or any repurchase for value by Parent of any Parent Capital Stock;

(iii) any split, combination or reclassification of any Parent Capital Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Parent Capital Stock;

(iv) (A) any granting by Parent to any present or former director or executive officer, officer or employee of Parent or Sub or of any increase in compensation or bonus, except in the ordinary course of business consistent with prior practice or as was required under employment agreements described in Section 4.8 of the Parent Disclosure Letter, (B) any granting by Parent to any such present or former director or executive officer, officer or employee of any increase in severance or termination pay, except as was required under any employment, severance or termination agreements described in Section 4.8 of the Parent Disclosure Letter, or (C) any entry by Parent into, or any amendment of, any employment, severance or termination agreement with any such director or executive office, officer or employee.

(v) any change in accounting methods, principles or practices by Parent or Sub materially affecting the consolidated assets, liabilities or results of operations of Parent, except insofar as may have been required by a change in GAAP;

(vi) any material elections with respect to Taxes by Parent or settlement or compromise by Parent or of any material Tax liability or refund;

(vii) a sale or other disposition of any material portion of the assets, tangible or intangible, of Parent or Sub;

(viii) a waiver of any material rights or cancellation of material debts owed to or material claims of Parent or Sub; or

(ix) any Contract executed or delivered by Parent or Sub, relating to the use or application of the funds in the Trust Account (as defined in Section 4.17).

(b) Since the date of its formation, neither Parent nor Sub has carried on any business or conducted any operations other than (i) the investigation or pursuit of business combinations prior to the date of this Agreement for which on and following the date hereof Parent and Sub have no continuing obligations (financial or otherwise) other than customary confidentiality obligations, and the payment of fees and expenses of Parent’s and Sub’s professionals and advisors, (ii) the execution of this Agreement and the Transaction Agreements to which it is a party, the performance of its obligations hereunder and thereunder and matters ancillary thereto and (iii) the execution of the Contracts related to the initial public offering of Parent and the performance of the obligations thereunder.

SECTION 4.9 Taxes. (a) Each of Parent and Sub has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. All Taxes shown to be due on such Tax Returns, or otherwise owed, has been timely paid.

23

(b) The financial statements of Parent for the year ended December 31, 2005 reflect an adequate reserve for all Taxes payable by Parent and Sub (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against Parent or Sub, and no requests for waivers of the time to assess any such Taxes are pending.

(c) There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Parent or Sub. Neither Parent nor Sub is bound by any agreement with respect to Taxes.

(d) Parent has no reason to believe that any conditions exist that could reasonably be expected to prevent the Merger from qualifying as a reorganization described in Section 368(a)(2)(D) of the Code.

SECTION 4.10 Employees. Parent has four directors and two officers, the names of which are set forth in Section 4.10 of the Parent Disclosure Letter. Sub has one director and one officer, the names of which are set forth in Section 4.10 of the Parent Disclosure Letter. Neither Parent nor Sub has ever had any current or former employees.

SECTION 4.11 Benefit Plans. (a) Section 4.11 of the letter, dated as of the date of this Agreement, from Parent to the Company (the “Parent Disclosure Letter”), sets forth a complete and correct list of all employee benefit plans, as defined in Section 3(3) of ERISA, and all employment, compensation, bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, profit sharing, retiree medical or life insurance, split dollar insurance, supplemental retirement, severance, change of control, loans or other benefit plans, programs, arrangements or fringe benefits, in each case, which are provided, maintained, contributed to or sponsored by Parent or Sub, or for which Parent or Sub has any liability, contingent or otherwise (collectively, the “Parent Benefit Plans”).

(b) With respect to each Parent Benefit Plan, Parent has furnished the Company with a complete and accurate copy of the plan document or other governing contract. The Parent Benefit Plans have been operated and administered in accordance with their terms and the applicable requirements of the Code and applicable Law. There are no pending or, to the knowledge of Parent or Sub, threatened suits, audits, examinations, actions, litigation or claims (excluding claims for benefits incurred in the ordinary course) with respect to any of the Parent Benefit Plans.

(c) No Parent Benefit Plan is intended to be “qualified” within the meaning of Section 401(a) of the Code. Neither Parent, Sub nor (to the Parent’s knowledge) any trade or business (whether or not incorporated) which is or has ever been treated as a single employer with Parent under Section 414(b), (c), (m) or (o) of the Code, has incurred any liability under Title IV of ERISA or Section 412 of the Code.

24

(d) The execution and delivery by each of Parent and Sub of each Transaction Agreement to which it is a party do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof and thereof will not, (i) entitle any employee, officer or director of Parent or Sub to severance pay, bonus payment, finders fee, “change of control” payment or similar payment, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Parent Benefit Plan or (iii) result in any breach or violation of, or a default under, any Parent Benefit Plan. There is no amount that could be received (whether in cash or property or the vesting of property) as a result of the Merger or any other Transaction by any employee, officer or director of Parent or any of its affiliates.

SECTION 4.12 Litigation. There is no suit, action or proceeding pending or, to the knowledge of Parent, threatened against or affecting Parent or Sub (and Parent is not aware of any basis for any such suit, action or proceeding), nor is there any Judgment outstanding against Parent or Sub.

SECTION 4.13 Compliance with Applicable Laws. Parent and Sub are in compliance in all material respects with all applicable Laws. Neither Parent nor Sub has received any written communication since the date of the formation of Parent from a Governmental Entity that alleges that Parent or Sub is not in compliance in any material respect with any applicable Law. This Section 4.13 does not relate to matters with respect to Taxes, which are the subject of Section 4.9.

SECTION 4.14 Contracts; Debt Instruments. (a) Except as contemplated by this Agreement or as disclosed in Section 4.14(a) of the Parent Disclosure Letter or the Form 10-KSB filed by Parent with the SEC for the year ended December 31, 2005 (the “Parent 2005 10-KSB”), there are no Contracts to which either Parent or Sub is a party. Neither Parent nor Sub is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other Contract, to which it is a party or by which it or any of its properties or assets is bound.

(b) Set forth in Section 4.14(b) of the Parent Disclosure Letter is (x) a list of all loan or credit agreements, notes, bonds, mortgages, indentures and other Contracts and instruments pursuant to which any indebtedness of Parent or Sub is outstanding or may be incurred and (y) the respective principal amounts currently outstanding thereunder.

(c) True and complete copies of all Contracts set forth in Section 4.14(a) of the Parent Disclosure Letter and disclosed in the Parent 2005 10-KSB (to the extent any such contract disclosed therein is not publicly available via the electronic data gathering, analysis and retrieval system operated by the SEC) have been provided or made available to the Company. Each such Contract is valid, binding and enforceable in accordance with its terms. Neither Parent nor Sub, as applicable, (i) is in breach or default under any such Contract, or (ii) has received any written notice of the intention of any party to such Contract to terminate such Contract whether as a termination for convenience or for default of Parent or Sub thereunder.

(d) Neither Parent nor Sub has been notified in writing as of the date of this Agreement that in the event of a sale or change of ownership of Parent or Sub, as applicable, any of such Contracts would reasonably be expected to be terminated or modified in an adverse manner.

25

SECTION 4.15 Finders’ Fees. No broker, finder, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of Parent or Sub.

SECTION 4.16 Intellectual Property. Neither Parent nor Sub owns, uses or licenses any Intellectual Property.

SECTION 4.17 Trust Funds; Liquidation. (a) As of the date hereof, and at all times from the date hereof until the Effective Time and at the Effective Time, Parent has and will have no less than $24,939,667 invested in U.S. government securities in a trust account at a New York branch of JP Morgan Chase & Co. (the “Trust Account”), held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement dated as of December 17, 2004 between Parent and the Trustee (the “Trust Agreement”). Upon consummation of the Merger and notice thereof to the Trustee, the Trust Account will terminate and the Trustee shall thereupon be obligated to release as promptly as practicable to Parent the funds and government securities held in the Trust Account, which funds and government securities will be free of any Lien whatsoever and, after taking into account any funds paid to holders of IPO Shares who shall have demanded that Parent convert their IPO Shares into cash pursuant to Article Sixth, paragraph B, of the Parent Charter and/or Section 8.8 of the Underwriting Agreement, will be available for use in the businesses of Parent, the Company and E&A.

(b) Effective as of the Effective Time, the obligations of Parent to dissolve or liquidate within a specified time period contained in Article Sixth of the Parent Charter and/or Section 8.8 of the Underwriting Agreement will terminate, and effective as of the Effective Time, Parent shall have no obligation whatsoever to dissolve and liquidate the assets of Parent by reason of the consummation of the Merger or the Transactions, and following the Effective Time, no Parent stockholder shall be entitled to receive funds from the Trust Account except to the extent such stockholder votes against the approval of this Agreement and the Transactions and demands, contemporaneous with such vote, that Parent convert such stockholder’s shares of Parent Common Stock into cash pursuant to Article Sixth, paragraph B of the Parent Charter and/or Section 8.8 of the Underwriting Agreement.

SECTION 4.18 Real Property. Section 4.18 of the Parent Disclosure Letter sets forth a complete list of all real property and interests in real property owned or leased by Parent or Sub.

SECTION 4.19 Related Party Transactions. Except as set forth in Section 4.19 of the Parent Disclosure Letter, no shareholder, director, officer, employee or affiliate of Parent or Sub has borrowed any money from, has any indebtedness or other similar obligations to, Parent or is a party to any Contract relating to the voting or disposition of Parent Common Stock, and Parent is not a party or subject to any Contract in which any shareholder, director, officer, employee or affiliate of Parent has an interest, direct or indirect, and there does not exist any commitment or liability of Parent to pay any remuneration or other consideration to any such shareholder, director, officer, employee or affiliate, such as fees, rentals, loans, dividends or fixed or contingent deferred or current compensation.

26

SECTION 4.20 Investment Company Act. Parent is not, and will not be after the Effective Time, an “investment company” or a person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4.21 Permits. Parent and Sub have all necessary material Permits required of Parent or Sub. All such Permits are currently in full force and effect. No proceedings have been instituted or, to Parent’s knowledge are threatened, seeking the suspension, termination or revocation, or the adverse modification or amendment, of any such Permits or to declare any of them invalid in any respect.

SECTION 4.22 Insurance. Other than the directors’ and officers’ insurance policy set forth on Section 4.22 of the Parent Disclosure Letter (the “Parent D&O Policy”), neither Parent nor Sub maintains any insurance policy. A complete and accurate copy of the Parent D&O Insurance Policy has been made available to the Company and (i) Parent or Sub are named insureds under such policy, (ii) all premiums required to be paid with respect thereto covering all periods up to and including the date hereof have been paid, (iii) there has been no lapse in coverage under such policy during any period for which Parent and Sub have conducted their respective operations, and (iv) no written notice of cancellation or termination has been received with respect to such policy as of the date hereof. None of Parent or Sub has any obligation for retrospective premiums for any period prior to the date hereof. The Parent D&O Policy is in full force and effect, unless replaced with a comparable insurance policy having comparable terms and conditions. As of the date of this Agreement, there have been no claims made with respect to the Parent D&O Policy.

SECTION 4.23 Complete Disclosure. Neither this Agreement nor the Parent Disclosure Letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading; provided, however, that this Section 4.23 shall not be deemed breached unless the failure of this Section 4.23 to be true and correct results in a material adverse effect on Parent (excluding any change or effect that arises out of or relates to: (i) changes in (A) general economic, regulatory or political conditions or (B) financial or securities markets in general; (ii) the announcement or public disclosure of this Agreement, the other Transaction Agreements, the Transactions or the identity of the Company or E&A; (iii) changes or clarifications in Laws (or in Parent’s interpretation of such Laws) related to the businesses presently conducted by Parent; or (iv) changes in GAAP).

27

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

SECTION 5.1 Conduct of Business.

(a) Conduct of Business by the Company. Except for matters set forth in the Company Disclosure Letter or otherwise contemplated by the Transaction Agreements, from the date of this Agreement to the Effective Time the Company shall, and shall cause E&A to, conduct its business in the usual, regular and ordinary course in substantially the same manner as previously conducted. In addition, and without limiting the generality of the foregoing, except for matters set forth in the Company Disclosure Letter or otherwise contemplated by the Transaction Agreements, from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit E&A to, do any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed):

(i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by E&A to the Company, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, (C) purchase, redeem or otherwise acquire any shares of capital stock of the Company or E&A or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, (D) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, recapitalization, or other reorganization of the Company or E&A or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of the Company or E&A or (E) pledge after the date hereof any capital stock of the Company or E&A;

(ii) issue, deliver, sell or grant (A) any shares of capital stock of the Company or E&A, (B) any Voting Company Debt or other voting securities of the Company or E&A, (C) any securities convertible into or exchangeable for, or any options, warrants or rights to acquire, any such shares of its capital stock, Voting Company Debt, voting securities or convertible or exchangeable securities of the Company or E&A or (D) any “phantom” rights, or interest-based performance units of the Company or E&A;

(iii) amend the Company Organizational Documents or the comparable organizational documents of E&A;

(iv) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any equity interest in or business or any corporation, partnership, joint venture, association or other business organization or division thereof or (B) any assets in excess of $100,000 in the aggregate, other than purchases of inventory in the ordinary course of business;

28

(v) (A) (i) grant to any of the five most highly compensated employees of the Company (the “Specified Employees”) and (ii) except in the ordinary course of business (unless it would result in such executive officer or director constituting a Specified Employee) or to the extent required under employment agreements in effect as of the date hereof, grant to any executive officer or director of the Company or E&A (other than the Specified Employees), in each of case (i) or (ii), any increase in compensation, or (B) (i) grant to any Specified Employee and (ii) except in the ordinary course of business (unless it would result in such executive officer or director constituting a Specified Employee), grant to any executive officer or director of the Company or E&A (other than the Specified Employees), in each of case (i) or (ii), any increase in severance or termination pay;

(vi) make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except insofar as may have been required by a change in GAAP;

(vii) sell, lease (as lessor or lessee), license or otherwise dispose of or subject to any Lien, other than Permitted Liens, any properties or assets, other than sales of inventory in the ordinary course of business;

(viii) (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, or (B) make any loans, advances or capital contributions to, or investments in, any other person;

(ix) make or agree to make any new capital expenditure or expenditures in excess of $50,000 in the aggregate;

(x) make any Tax election or settle or compromise any Tax liability or refund;

(xi) except as may be required by applicable Law, enter into, adopt or amend or terminate any employment, consulting, severance or similar agreements, Company Benefit Plan or other employee benefit agreement, trust, plan, fund award or other arrangement for the benefit or welfare of any director, officer or employee;

(xii) except as otherwise required by applicable Law, enter into any or modify in any respect any labor or collective bargaining agreement or any other agreement or commitment to or relating to any labor union;

(xiii) after the date hereof enter into any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of the Company’s or E&A’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

(xiv) take, authorize any of, or commit or agree to take any of, the foregoing actions.

29

(b) Conduct of Business by Parent. Except for matters set forth in the Parent Disclosure Letter or otherwise contemplated by the Transaction Agreements, from the date of this Agreement to the Effective Time Parent shall, and shall cause Sub to, conduct its business in the usual, regular and ordinary course in substantially the same manner as previously conducted. In addition, and without limiting the generality of the foregoing, except as contemplated by the Transaction Agreements, from the date of this Agreement to the Effective Time, Parent shall not, and shall not permit Sub to, do any of the following without the prior written consent of the Company:

(i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (C) purchase, redeem or otherwise acquire any shares of capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, (D) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, recapitalization, or other reorganization of Parent or Sub, or alter through merger, liquidation, reorganization or restructuring or in any other fashion the corporate structure or ownership of Parent or Sub or (E) pledge after the date hereof any capital stock of Parent or Sub;

(ii) issue, deliver, sell or grant (A) any shares of the capital stock of Parent or Sub, (B) any Voting Parent Debt or other voting securities of Parent or Sub, (C) any securities convertible into or exchangeable for, or any options, warrants or rights to acquire, any such shares, Voting Parent Debt, voting securities or convertible or exchangeable securities of Parent or Sub or (D) any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units of Parent or Sub;

(iii) amend the Parent Charter, the Parent By-laws or the comparable organizational documents of Sub;

(iv) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing any equity interest in or portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or (B) any assets;

(v) (A) grant to any employee, executive officer or director of Parent or Sub any increase in compensation, (B) grant to any employee, executive officer or director of Parent or Sub any increase in severance or termination pay, (C) enter into any employment, consulting, indemnification, severance or termination agreement with any employee, executive officer or director of Parent or Sub, (D) establish, adopt, enter into or amend in any respect any collective bargaining agreement, any other agreement or commitment to or relating to any labor union or any Parent Benefit Plan or (E) take any action to accelerate any rights or benefits, or make any determinations under any collective bargaining agreement, any other agreement or commitment to or relating to any labor union or any Parent Benefit Plan;

30

(vi) make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of Parent or Sub, except insofar as may have been required by a change in GAAP;

(vii) sell, lease (as lessor or lessee), license or otherwise dispose of or subject to any Lien any properties or assets;

(viii) (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Parent or Sub, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, or (B) make any loans, advances or capital contributions to, or investments in, any other person;

(ix) make or agree to make any new capital expenditure or expenditures;

(x) make any Tax election or settle or compromise any Tax liability or refund;

(xi) (A) incur, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than (x) the payment, discharge or satisfaction of liabilities in the ordinary course of business consistent with past practice, (y) liabilities for reasonable fees and expenses incurred by Parent in connection with the Transactions and (z) the payment, discharge or satisfaction of liabilities existing on the date hereof for general administrative expenses not in excess of $200,000 in the aggregate, (B) cancel any indebtedness or waive any claims or rights of value or (C) waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which Parent or Sub is a party;

(xii) after the date hereof enter into any transaction with, or enter into any agreement, arrangement or understanding with, directly or indirectly, any of Parent’s or Sub’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

(xiii) take, authorize any of, or commit or agree to take any of, the foregoing actions.

(c) Other Actions. The Company and Parent shall not, and shall not permit any of their respective subsidiaries to, take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of such party set forth in any Transaction Agreement to which it is a party that is qualified as to materiality becoming untrue, (ii) any of such representations and warranties that is not so qualified (other than the representations and warranties in Sections 4.3, 4.4 and 4.17) becoming untrue in any material respect, (iii) the representations and warranties in Sections 4.3, 4.4 and 4.17 becoming untrue in any respect or (iv) except as otherwise permitted by Section 5.3, any condition to the Merger set forth in Article VII not being satisfied.

31

(d) Advice of Changes. The Company and Parent shall promptly advise the other orally and in writing of any change or event that has or could reasonably be expected to result in a breach of its respective representations, warranties, covenants or agreements contained in the Transaction Agreements.

SECTION 5.2 No Solicitation by the Company. (a) Neither the Company nor E&A shall, nor shall the Company authorize or permit any officer, director or employee of, or any investment banker, attorney, accountant or other authorized advisor or authorized representative (collectively, “Representatives”) of the Company or E&A to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Company Takeover Proposal (as defined in Section 5.2(c)), (ii) enter into any agreement with respect to any Company Takeover Proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Company Takeover Proposal. Each of the Company and E&A shall, and shall cause its Representatives to, cease immediately all discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, a Company Takeover Proposal. The Company acknowledges and agrees that the Company Shareholder Approval has been given and that no modification thereto shall be effective to withdraw or revoke the Company Shareholder Approval.

(b) Neither M. Julicher nor H Julicher shall (i) withdraw or modify, in a manner adverse to Parent, or propose to withdraw or modify, in a manner adverse to Parent, the approval by M. Julicher or H. Julicher of this Agreement or the Merger, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Company Takeover Proposal or (iii) approve or recommend, or propose to approve or recommend, any Company Takeover Proposal.

(c) For purposes of this Agreement:

“Company Takeover Proposal” means (i) any proposal or offer for a merger, consolidation, share exchange, business combination, joint venture, liquidation, dissolution, recapitalization, reorganization or other similar transaction involving the Company, (ii) any proposal for the issuance by the Company of any of its securities as consideration for the assets or securities of another person, (iii) any proposal or offer to acquire in any manner, directly or indirectly, any of the securities or assets of the Company or (iv) any proposal or offer to lease, mortgage, pledge or otherwise transfer (including through any arrangement having substantially the same economic effect of a sale of assets) any of the assets of the Company, in a single transaction or a series of transactions, in each case other than the Transactions.

32

SECTION 5.3 No Solicitation by Parent. (a) Parent shall not, nor shall it authorize or permit Sub to, nor shall it authorize or permit any Representatives of Parent or Sub to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Parent Takeover Proposal (as defined in Section 5.3(e)), (ii) enter into any agreement with respect to any Parent Takeover Proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Parent Takeover Proposal. Notwithstanding the foregoing, at any time prior to receipt of the Parent Stockholder Approval, in response to a bona fide written Parent Takeover Proposal that the Parent Board determines, in good faith (based on the written advice of the Parent’s independent financial advisor) constitutes or is reasonably likely to lead to a Superior Parent Proposal (as defined in Section 5.3(e)), and which Parent Takeover Proposal was not solicited by Parent and that did not otherwise result from a breach or a deemed breach of this Section 5.3(a), Parent may, if the Parent Board determines in good faith (based on the written opinion of outside counsel) that the failure to do so would cause the Parent Board to violate its fiduciary duties under applicable Law, and subject to providing prior written notice of its decision to take such action to the Company and compliance with Section 5.3(c), (x) furnish information with respect to Parent to the person making such Parent Takeover Proposal and its Representatives pursuant to a customary confidentiality agreement and (y) participate in discussions but not negotiations with such person and its Representatives regarding such Parent Takeover Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative or affiliate of Parent or Sub, whether or not such person is purporting to act on behalf of Parent or Sub or otherwise, shall be deemed to be a breach of this Section 5.3(a) by Parent. Parent shall, and shall cause its Representatives to, cease immediately all discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, a Parent Takeover Proposal.

(b) Neither the Parent Board nor any committee thereof shall (i) withdraw or modify, in a manner adverse to the Company, or propose to withdraw or modify, in a manner adverse to the Company, the approval by the Parent Board of this Agreement or the Merger or the recommendation by the Parent Board of the other Transactions, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Parent Takeover Proposal or (iii) approve or recommend, or propose to approve or recommend, any Parent Takeover Proposal. Notwithstanding the foregoing, if, prior to receipt of the Parent Stockholder Approval, in response to a Superior Parent Proposal that was not solicited by Parent and that did not otherwise result from a breach of Section 5.3(a), the Parent Board determines in good faith (based on the written opinion of outside counsel) that the failure to do so would cause the Parent Board to violate its fiduciary duties under the applicable Law, the Parent Board may withdraw or modify its approval or recommendation of this Agreement and the Transactions.

(c) Parent promptly shall advise the Company orally and in writing of any Parent Takeover Proposal or any inquiry with respect to or that could lead to any Parent Takeover Proposal, and the identity of the person making any such Parent Takeover Proposal or inquiry and the material terms of any such Parent Takeover Proposal or inquiry. Parent shall (i) keep the Company fully informed of the status including any change to the terms of any such Parent Takeover Proposal or inquiry and (ii) provide to the Company as soon as practicable after receipt or delivery thereof with copies of all correspondence and other written material sent or provided to Parent from any third party in connection with any Parent Takeover Proposal or sent or provided by Parent to any third party in connection with any Parent Takeover Proposal.

(d) Nothing contained in Section 5.3 shall prohibit Parent from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any required disclosure of Parent’s stockholders if, in the good faith judgment of the Parent Board, based on the written advice of outside counsel, failure so to disclose would be inconsistent with its obligations under applicable Law; provided, however, that in no event shall Parent, the Parent Board or any committee thereof take, agree or resolve to take any action prohibited by Section 5.3(b).

33

(e) For purposes of this Agreement:

“Parent Takeover Proposal” means (i) any proposal or offer for a merger, consolidation, share exchange, business combination, joint venture, liquidation, dissolution, recapitalization, reorganization or other similar transaction involving Parent, (ii) any proposal for the issuance by Parent of any of its securities as consideration for the assets or securities of another person, (iii) any proposal or offer to acquire in any manner, directly or indirectly, any of the securities or assets of Parent or (iv) any proposal or offer to lease, mortgage, pledge or otherwise transfer (including through any arrangement having substantially the same economic effect of a sale of assets) any of the assets of Parent, in a single transaction or a series of transactions in each case other than the Transactions.

“Superior Parent Proposal” means any proposal made by a third party to acquire all the equity securities or assets of Parent, pursuant to a tender or exchange offer, a merger or a consolidation, (A) on terms which the Parent Board determines in its good faith judgment to be superior from a financial point of view on a present value basis to the holders of Parent Common Stock than the Transactions (based on the written opinion, with only customary qualifications, of Parent’s independent financial advisor), taking into account all the terms and conditions of such proposal and this Agreement (including any proposal by the Company to amend the terms of this Agreement and the Transactions) and (B) that is fully financed and reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal.

ARTICLE VI

ADDITIONAL AGREEMENTS

SECTION 6.1 Preparation of the Proxy Statement; Parent Stockholders Meeting. (a) As soon as practicable following the date of this Agreement, Parent shall prepare and file with the SEC the Proxy Statement in preliminary form. The Company shall retain and pay such legal and accounting professionals in order to prepare the information to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement, consistent with the parties’ discussions regarding the allocation of tasks and responsibilities in connection therewith, so that the Proxy Statement can be filed with the SEC as soon as practicable following the date of this Agreement. Each of the Company and Parent shall use its best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Parent shall use its best efforts to prepare and file with the SEC the definitive Proxy Statement and to cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after the date of this Agreement. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger. The parties shall notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply each other with copies of all correspondence between such or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger.

34

(b) If prior to the Effective Time, any event occurs with respect to the Company or E&A, or any change occurs with respect to other information supplied by the Company for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by applicable Law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

(c) If prior to the Effective Time, any event occurs with respect to Parent or Sub, or any change occurs with respect to other information supplied by Parent for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by applicable Law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

(d) Parent shall, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the “Parent Stockholders Meeting”) for the purpose of seeking the Parent Stockholder Approval. Parent shall use its best efforts to cause the Proxy Statement to be mailed to the Parent’s stockholders as promptly as practicable after the date of this Agreement. Parent shall, through the Parent Board, recommend to its stockholders that they give the Parent Stockholder Approval, except to the extent that the Parent Board shall have withdrawn its approval or recommendation of this Agreement, the Merger and the Transactions as permitted by Section 5.3(b). Without limiting the generality of the foregoing, Parent agrees that its obligations pursuant to this Section 6.1(d) shall not be affected by (i) the commencement, proposal, disclosure or communication to Parent of any Parent Takeover Proposal or (ii) the withdrawal or modification by the Parent Board of its approval or recommendation of this Agreement and the Transactions.

SECTION 6.2 Access to Information; Confidentiality. (a) Each of the Company and Parent shall, and shall cause each of its respective subsidiaries to, afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access during normal business hours during the period prior to the Effective Time to all their respective properties, books, Contracts, personnel and records and, during such period, each of the Company and Parent shall, and shall cause each of its respective subsidiaries to, furnish promptly to the other party a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities laws; provided, however, that the Company may withhold, and may cause its subsidiaries to withhold, any document or information that is subject to the terms of a confidentiality agreement with a third party. If any material is withheld by the Company pursuant to the proviso to the preceding sentence, the Company shall inform Parent as to the general nature of what is being withheld. All information exchanged pursuant to this Section 6.2(a) shall be subject to the confidentiality agreement dated as of the date hereof between the Company and Parent (the “Confidentiality Agreement”).

35

(b) The Company has provided to Parent an unaudited consolidated balance sheet and an unaudited consolidated income statement, in each case without any notes, for each of the calendar months of January through May, 2006, and hereafter, shall provide to Parent within 30 days after the end of each calendar month after May, 2006, an unaudited consolidated balance sheet and an unaudited consolidated income statement, in each case without any notes, for each such calendar month.

SECTION 6.3 Reasonable Efforts; Notification. (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or any other Transaction Agreement or the consummation of the Merger or other Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the Merger or other Transactions and to fully carry out the purposes of this Agreement and the Transaction Agreements. In connection with and without limiting the foregoing, Parent and the Company shall (i) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to any Transaction or this Agreement or any other Transaction Agreement and (ii) if any state takeover statute or similar statute or regulation becomes applicable to any Transaction or this Agreement or any other Transaction Agreement, take all action necessary to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and the Transaction Agreements.

(b) The Company shall give prompt notice to Parent, and Parent or Sub shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in any Transaction Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under any Transaction Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement or the Transaction Agreements.

SECTION 6.4 Indemnification. From and after the Effective Time, Parent shall (i) indemnify H. Julicher and officers of the Company, to the fullest extent permitted by applicable Law, for acts or omissions at or prior to the Effective Time; provided, however, that Parent shall not indemnify H. Julicher for any act or omission to the extent such act or omission causes “Parent Losses” (as defined in the Indemnification Agreement); and (ii) effect amendments to the Parent D&O Policy or purchase a replacement directors’ and officers’ insurance (or equivalent insurance) and indemnification policy to provide coverage that is customary and prudent for a public company with a valuation equal to or greater than the valuation of Parent immediately after the Effective Time and who is engaged in business operations similar to those of the Company and E&A, to cover all persons who are directors and officers of Parent and its subsidiaries on and after the Effective Time.

36

SECTION 6.5 Fees and Expenses. (a) Except as provided below, all fees and expenses incurred in connection with the Merger and the other Transactions by Parent, Sub or the Company shall be paid by the party incurring such expenses, whether or not the Merger is consummated. After the Effective Time, neither H. Julicher nor M. Julicher shall have any personal liability for such fees and expenses incurred by the Company. Prior to the date of this Agreement, Parent has paid $10,000 to Amper, Politzner & Mattia, P.C., the Company’s certified public accountants (the “Accountants”), in connection with the audit performed by the Accountants of the Company Financial Statements. Upon the execution of this Agreement, Parent shall pay an additional $35,000 to the Accountants in connection with such audit.

(b) Unless the Effective Time occurs, the Company acknowledges and agrees, on behalf of itself and its shareholders, that it shall have no right, title, interest or claim of any kind in or to the Trust Account or any funds and government securities held in the Trust Account (the “Trust Fund Claims”). The Company, on behalf of itself and its shareholders, waives any Trust Fund Claims it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent, and agrees that it will not seek recourse against the Trust Account for any reason whatsoever.

SECTION 6.6 Public Announcements. Parent and Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or court process.

SECTION 6.7 Transfer Taxes. All stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) (“Transfer Taxes”) incurred in connection with the Transactions shall be paid by either Sub or the Surviving Corporation, and the Company shall cooperate with Sub and Parent in preparing, executing and filing any Tax Returns with respect to such Transfer Taxes.

SECTION 6.8 Affiliates. Prior to the Closing Date, the Company shall deliver to Parent a letter identifying all persons who are expected by the Company to be, at the date of the Parent Stockholders Meeting, “affiliates” of the Company for purposes of Rule 145 under the Securities Act. The Company shall use its reasonable efforts to cause each such person to deliver to Parent on or prior to the Closing Date a written agreement substantially in the form attached hereto as Exhibit D hereto.

SECTION 6.9 Quotation or Listing. Parent shall use its best efforts to cause (i) the shares of Parent Common Stock to be issued in the Merger, (ii) all shares of Parent Common Stock outstanding as of the date of this Agreement, and (iii) the Parent Warrants outstanding as of the date of this Agreement, to be approved for quotation on the Nasdaq Stock Market (“Nasdaq”), or if any of such securities are not eligible to be quoted on Nasdaq, to cause such non-eligible securities to be approved for listing on the American Stock Exchange (the “AMEX”), in each case subject to official notice of issuance, as promptly as practicable after the date of this Agreement.

37

SECTION 6.10 Tax Treatment. The parties intend the Merger to qualify as a reorganization under Section 368(a)(2)(D) of the Code. Each of Parent, Sub and the Company and each of their respective affiliates shall not take any action and shall not fail to take any action or suffer to exist any condition which action or failure to act or condition would prevent, or would be reasonably likely to prevent, the Merger from qualifying as a reorganization within meaning of Section 368(a)(2)(D) of the Code. Notwithstanding the previous two sentences or anything else contained herein, if the Additional Cash Consideration (in combination with the other cash consideration payable as part of the Merger Consideration) should be so large that the continuity of interest requirement of Treasury Regulation Section 1.368-1(b) and (e) (the “COI Requirement”) is not satisfied, then such Additional Cash Consideration (and all other cash consideration payable as part of the Merger Consideration) shall nonetheless be paid as set forth herein, it being the express intent of the parties hereto not to reduce any such cash consideration in order to satisfy the COI Requirement.

SECTION 6.11 Pre-Closing Confirmation. (a) Promptly after the date hereof, Parent shall give to the Trustee the notice attached as Exhibit A to the Trust Agreement.

(b) Not later than 48 hours prior to the Closing, Parent shall (i) give the Trustee advance notice of the Effective Time, (ii) cause the Trustee to provide a written confirmation to the Company confirming the dollar amount of the account balance held by the Trustee in the Trust Account that will be released to Parent upon consummation of the Merger and (iii) provide to the Company a written schedule of all liabilities and expenses owed by Parent to any person as of the Effective Time which remain unpaid as of such time, which written schedule shall be accompanied by a certificate from the Chairman of the Board, Chief Executive Officer and President of Parent to the effect that to the best of his knowledge such schedule is a true and correct estimation of Parent’s unpaid liabilities and expenses as of the Effective Time.

SECTION 6.12 Existing Loans and Performance Bonds. (a) On December 15, 2005, H. Julicher and M. Julicher obtained a loan in the original principal amount of $2,900,000 (the “Bank Loan”) from First National Bank of Chester County (the “Bank”). As of the date of this Agreement, the outstanding principal amount of the Bank Loan is $2,879,271.36. H. Julicher and M. Julicher loaned the proceeds of the Bank Loan to the Company. The assumption of the Bank Loan by the Company (or the Surviving Corporation) as contemplated by this Section 6.12 shall constitute full repayment of the funds loaned to the Company by H. Julicher and M. Julicher from the proceeds of the Bank Loan. The Bank Loan is secured by property owned by H. Julicher and M. Julicher. Parent and the Company agree to use their best efforts to cause the Bank, at or prior to the Closing, (i) to substitute the Company (or the Surviving Corporation) as the borrower of the Bank Loan, (ii) to release H. Julicher and M. Julicher from any and all liability in respect of the Bank Loan and (iii) to terminate its security interest in respect of the Bank Loan in any property owned by H. Julicher and M. Julicher. In the event Parent and the Company are unable to cause the Bank to take the actions set forth in the immediately preceding sentence, Parent and the Company shall use their best efforts to cause the Company, at or prior to the Closing, to refinance the Bank Loan such that H. Julicher and M. Julicher are released from any and all liability in respect of the Bank Loan and the Bank terminates its security interest in respect of the Bank Loan in any property owned by H. Julicher and M. Julicher. In the event Parent and the Company are unable to cause the actions set forth in either of the two immediately preceding sentences to occur, then at the Closing Parent will cause the Bank Loan, including any accrued but unpaid interest thereon, to be re-paid in full.

38

(b) As reflected on the Company Financial Statements, the Company is also indebted to M. Julicher in the original principal amount of $310,000.00 (the “Julicher Loan”). As of the date of this Agreement, the outstanding balance of the Julicher Loan is $285,000.00. At the Closing, Parent will cause the Julicher Loan to be repaid in full, provided that the amount required to repay the Julicher Loan shall not exceed $400,000.

(c) From and after the Closing, the Surviving Corporation shall use its best efforts to cause H. Julicher to be released from any liability in respect of any outstanding performance bonds obtained by the Company or any other personal guaranty by H. Julicher of obligations of the Company set forth on Schedule 6.12 hereto.

SECTION 6.13 Tax Returns.

(a) M. Julicher and H. Julicher (the “Julichers”) shall timely prepare or cause to be prepared and timely file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date.

(b) Notwithstanding anything to the contrary in this Agreement or the Indemnification Agreement, the Julichers shall not be required to indemnify Parent with respect to the representations and warranties in Section 3.9 of this Agreement if such liability arises as a result of an amended Tax Return filed after the Closing Date by Parent unless (i) such amended return is required by law, or (ii) Parent obtains an opinion of counsel that the aspects of such amended return that result in such indemnification obligation are reasonably necessary to avoid further accrual of interest or penalties with respect to Taxes.

(c) Taxes for a taxable period that includes but does not end on the close of business on the Closing Date or for the short S corporation year of the Company ending on the day before the Closing Date shall be apportioned to the period ending on the close of business on the Closing Date as follows: (i) Taxes measured in whole or in part on taxable income for federal and state tax purposes, as applicable, and Taxes relating to specific transactions shall be apportioned on the basis of a closing of the books of the Company at the close of business on the day before the Closing Date pursuant to Section 1362(e)(3) and (e)(6)(D)of the Code; and (ii) all other Taxes (such as real estate taxes) shall be prorated according to the ratio of the number of days in such taxable period prior to and including the Closing Date to the number of days in such taxable period. The Julichers and Parent shall work together in good faith to resolve any dispute regarding the application of the principles of this Section 6.13(c) within 30 days. If such a dispute cannot be resolved, the matter shall be referred to an independent accounting firm mutually and reasonably acceptable to the Julichers and Parent, whose determination shall be binding on the parties in the absence of gross negligence, fraud, malfeasance, willful misconduct on the part of either party.

(d) Parent and the Julichers shall provide, and each shall cause its affiliates to provide, to the other such cooperation and information, as and to the extent reasonably requested, in connection with the filing of any Tax Return, determining the liability for Taxes or in conducting any audit or other action with respect to Taxes. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns, together with relevant accompanying schedules and work papers, documents relating to rulings and other determinations by taxing authorities.

39

ARTICLE VII

CONDITIONS PRECEDENT

SECTION 7.1 Conditions to Each Party’s Obligation To Effect The Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Stockholder Approval. Parent shall have obtained the Parent Stockholder Approval.

(b) Antitrust. Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired. Any consents, approvals and filings under any foreign antitrust law, the absence of which would prohibit the consummation of the Merger, shall have been obtained or made.

(c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that prior to asserting this condition, subject to Section 6.3, each of the parties shall have used all reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

(d) No Litigation. There shall not be pending or threatened any suit, action or proceeding by any Governmental Entity or any other person, in each case that has a reasonable likelihood of success, (i) challenging the Merger or the other Transactions, (ii) seeking to restrain or prohibit the consummation of the Merger or any of the other Transactions or (iii) seeking to obtain from the Company, Parent or Sub any damages that are material in relation to Parent and Sub taken as a whole.

(e) Conversion Rights. At the Parent Stockholder Meeting, holders of less than 20% in interest of the IPO Shares shall have demanded that Parent convert their IPO Shares into cash pursuant to Article Sixth, paragraph B of the Parent Charter and/or Section 8.8 of the Underwriting Agreement.

(f) Net Assets. At the Effective Time, the fair market value (as may be determined in accordance with Section 8.11 of the Underwriting Agreement) of the Company (including E&A) is at least 80% of the net assets of Parent.

(g) Transaction Agreements. Parent and the Company shall have received duly executed counterparts, by the other parties thereto, of each of the Transaction Agreements.

40

SECTION 7.2 Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company in this Agreement that are qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such specified date). Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations, required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(c) Opinion of Company Counsel. Parent and Sub shall have received a written opinion, dated as of the Closing Date, from Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, counsel to the Company, in form and substance reasonably satisfactory to Parent and Sub as to the matters set forth in Exhibit E hereto.

(d) Material Adverse Effect. There shall not have occurred since the date of this Agreement any Company Material Adverse Effect.

SECTION 7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Sub in this Agreement that are qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and on the Closing Date as though made on the Closing Date (provided, however, that the representations and warranties in Sections 4.3, 4.4 and 4.17 shall be true and correct in all respects), except to the extent such representations and warranties expressly relate to a specified date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such specified date). The Company shall have received a certificate signed on behalf of Parent by the chief executive officer and the chief financial officer of Parent to such effect.

(b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date (provided, that Parent shall have performed, in all respects, the obligations in Section 6.11), and the Company shall have received a certificate signed on behalf of Parent by the chief executive officer and the chief financial officer of Parent to such effect.

41

(c) Opinion of Parent Counsel. The Company and its shareholders shall have received a written opinion, dated as of the Closing Date, from Broad and Cassel, counsel to the Parent and Sub, in form and substance reasonably satisfactory to the Company and its shareholders as to the matters set forth in Exhibit F hereto.

(d) Material Adverse Effect. There shall not have occurred since the date of this Agreement any material adverse effect on Parent or Sub.

(e) Net Assets. The Company shall have received a certificate signed on behalf of Parent by the chief executive officer of Parent, to the effect that the Parent Board shall have independently determined, as of the Effective Time, that the fair market value (as may be determined in accordance with Section 8.11 of the Underwriting Agreement) of the Company (including E&A) is at least 80% of the net assets of Parent.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

SECTION 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Parent Stockholder Approval:

(a) by mutual written consent of Parent, Sub and the Company;

(b) by either Parent or the Company:

(i) if the Merger is not consummated on or before December 23, 2006 (the “Outside Date”), unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement;

(ii) if any Governmental Entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

(iii) if any condition to the obligation of such party to consummate the Merger set forth in Section 7.2 (in the case of Parent) or Section 7.3 (in the case of the Company) or in Section 7.1 becomes incapable of satisfaction prior to the Outside Date; provided, however, that the terminating party is not then in material breach of any representation, warranty or covenant contained in this Agreement; or

(iv) if, upon a vote at a duly held meeting to obtain the Parent Stockholder Approval, either (A) the Parent Stockholder Approval is not obtained or (B) the holders of 20% or more in interest of the IPO Shares shall have demanded that Parent convert their IPO Shares into cash pursuant to Article Sixth, paragraph B of the Parent Charter and/or Section 8.8 of the Underwriting Agreement;

(c) by Parent, if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.1 or 7.2, and (ii) cannot be or has not been cured within 30 days after the giving of written notice to the Company of such breach or the Outside Date, if earlier (provided that Parent is not then in material breach of any representation, warranty or covenant contained in this Agreement);

42

(d) by the Company, if Parent breaches or fails to perform in any material respect of any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.1 or 7.3, and (ii) cannot be or has not been cured within 30 days after the giving of written notice to Parent of such breach or the Outside Date, if earlier (provided that the Company is not then in material breach of any representation, warranty or covenant in this Agreement); or

(e) by the Company:

(i) if the Parent Board or any committee thereof withdraws or modifies, in a manner adverse to the Company, or proposes to withdraw or modify, in a manner adverse to the Company, its approval of this Agreement, the Merger or any of the other Transactions, fails to recommend to Parent’s stockholders that they give the Parent Stockholder Approval or approves or recommends, or proposes to approve or recommend, any Parent Takeover Proposal;

(ii) if the Parent Board fails to reaffirm publicly and unconditionally its recommendation to Parent’s stockholders that they give the Parent Stockholder Approval within 2 days of the Company’s written request to do so (which request may be made at any time that a Parent Takeover Proposal is pending or is about to be commenced), which public reaffirmation must also include the unconditional rejection of such Parent Takeover Proposal; or

(iii) if Parent or any of its officers, directors, employees, representatives or agents takes any of the actions that would be proscribed by Section 5.3 but for the exceptions therein allowing certain actions to be taken pursuant to the second sentence of Section 5.3(a) or the second sentence of Section 5.3(b).

SECTION 8.2 Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than Section 3.14, Section 4.15, the last sentence of Section 6.2(a), Section 6.5, this Section 8.2 and Article IX, which provisions shall survive such termination, and except to the extent that such termination results from the willful and material breach by a party of any representation, warranty or covenant set forth in this Agreement.

SECTION 8.3 Amendment. This Agreement may be amended by the parties at any time before or after receipt of the Parent Stockholder Approval or after the Company Shareholder Approval; provided, however, that after receipt of the Parent Stockholder Approval or the Company Shareholder Approval, there shall be made no amendment that by law requires further approval by the stockholders of Parent or the shareholders of the Company without the further approval of such stockholders or shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

43

SECTION 8.4 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of another party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 8.3, waive compliance with any of the agreements or conditions of another party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

SECTION 8.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 8.1, an amendment of this Agreement pursuant to Section 8.3 or an extension or waiver pursuant to Section 8.4 shall, in order to be effective, require action by the Board of Directors or the duly authorized designee of the Board of Directors of Parent, Sub or the Company, as the case may be.

ARTICLE IX

GENERAL PROVISIONS

SECTION 9.1 Nonsurvival of Representations and Warranties. Except as specifically provided in the Indemnification Agreement, none of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

SECTION 9.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	If to Parent or Sub, to:

Millstream II Acquisition Corporation

435 Devon Park Drive

Building 400

Wayne, PA 19087

Attention:        Arthur Spector

Telecopy No.: (484) 229-0080

44

with a copy to:

Broad and Cassel

One Biscayne Tower, 21st Floor

2 South Biscayne Boulevard

Miami, FL 33131

Attention:        A. Jeffry Robinson, P.A.

Telecopy No.: (305) 373-9443

and

Marc Walinsky

435 Devon Park Drive

Building 400

Wayne, PA 19087

Telecopy No.: (610) 254-9617

(b)	If to the Company, to

Specialty Surfaces International, Inc.

1200 Liberty Ridge Drive

Suite 100

Wayne, PA 19087

Attention:        Chief Executive Officer

Telecopy No.: (484) 351-0119

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP

260 South Broad Street

Philadelphia, PA 19102

Attention:        Barry J. Siegel, Esq.

Telecopy No.: (215) 568-6603

SECTION 9.3 Definitions. For purposes of this Agreement:

An “affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

A “person” means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

A “subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

45

SECTION 9.4 Interpretation; Disclosure Letters. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. Any matter disclosed in any Section of either the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosed for all purposes and all sections of the Company Disclosure Letter or Parent Disclosure Letter, as applicable.

SECTION 9.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

SECTION 9.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts of this Agreement has been signed by each of the parties and delivered to the other parties.

SECTION 9.7 Entire Agreement; No Third-Party Beneficiaries. The Transaction Agreements, taken together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the Transactions and (b) except for the provisions of Article II, Section 1.8, Section 6.4 and Section 6.12, are not intended to confer upon any person other than the parties any rights or remedies.

SECTION 9.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania, applicable to contracts made and to be performed entirely within the Commonwealth of Pennsylvania (without giving effect to principles of choice of law or conflict of laws that would require application of the laws of a jurisdiction other than the Commonwealth of Pennsylvania).

SECTION 9.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

46

SECTION 9.10 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of any Transaction Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of any Transaction Agreement and to enforce specifically the terms and provisions of each Transaction Agreement in any Pennsylvania state court or any Federal court located in the Commonwealth of Pennsylvania, in each case, sitting in the City of Philadelphia (each, an “Applicable Court”), this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Applicable Court in the event any dispute arises out of any Transaction Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Applicable Court, (c) agrees that it will not bring any action relating to any Transaction Agreement or any Transaction in any court other than an Applicable Court and (d) waives any right to trial by jury with respect to any action related to or arising out of any Transaction Agreement or any Transaction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

47

IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Agreement, all as of the date first written above.

MILLSTREAM II ACQUISITION CORPORATION
By:	/s/ Arthur Spector

	Name:	Arthur Spector
	Title:	Chairman, Chief Executive Officer and President

MILLSTREAM II MERGER SUB, INC.
By:	/s/ Arthur Spector

	Name:	Arthur Spector
	Title:	Chairman, Chief Executive Officer and President

SPECIALTY SURFACES INTERNATIONAL, INC.
By:	/s/ Henry Julicher

	Name:	Henry Julicher
	Title:	Chief Executive Officer

48

Back to Contents

Annex A-1

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is entered into as of the 15th day of November, 2006, among MILLSTREAM II ACQUISITION CORPORATION, a Delaware corporation (“Parent”), MILLSTREAM II MERGER SUB, INC., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Sub”), and SPECIALTY SURFACES INTERNATIONAL, INC., a Pennsylvania corporation (the “Company”).

WHEREAS, Parent, Sub and the Company entered into an Agreement and Plan of Merger dated August 11, 2006 (the “Merger Agreement”), pursuant to which the Company will be merged with and into Sub (the “Merger”) and the sole shareholder of the Company shall be entitled to receive cash and shares of common stock of Parent in exchange for each share of common stock of the Company; and

WHEREAS, Parent, Sub and the Company wish to amend certain terms of the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.      Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the meanings as set forth in the Merger Agreement.

2.      The fifth “WHEREAS” clause is hereby deleted in its entirety.

3.      The sixth “WHEREAS” clause is hereby deleted in its entirety and replaced with the following:

“WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent and Henry A. Julicher (“H. Julicher”) are entering into an employment agreement (the “Employment Agreement”), relating to his employment by Parent on and after the Effective Time;”

4.      Section 2.1(c) of the Merger Agreement is deleted in its entirety and replaced with the following text:

“Conversion of Company Common Stock. (i) Subject to Section 2.1(b), each share of Company Common Stock shall be converted into the right to receive (A) the number of shares of fully paid and nonassessable shares of Parent Common Stock equal to (1) 1,500,000 divided by (2) the number of issued and outstanding shares of Company Common Stock (the “Outstanding Shares”), (B) $8,000,000 in cash divided by the number of Outstanding Shares, (C) the Delayed Cash Consideration, if any, divided by the number of Outstanding Shares, (D) the Delayed Stock Consideration, if any, divided by the number of Outstanding Shares, (E) the Delayed Receivable Consideration, if any, divided by the number of Outstanding Shares, and (F) the Additional Delayed Merger Consideration, if any, divided by the number of Outstanding Shares. “Delayed Cash Consideration” means an amount equal to $10.00 for each $1.00 that EBITDA exceeds $4,600,000 for the fiscal year ended December 31, 2007 (“Fiscal 2007”), or $6,500,000 for the fiscal year ended December 31, 2008 (“Fiscal 2008”), but not to exceed $2,000,000 in the aggregate for Fiscal 2007 and Fiscal 2008 combined. “Delayed Stock Consideration” means (a) for Fiscal 2007, an amount equal to 1 2/3 shares of Parent Common Stock for each $1.00 that EBITDA exceeds $4,800,000 for Fiscal 2007, or (b) for Fiscal 2008, an amount equal to a number of shares equal to the 2008 Stock Formula for each $1.00 that EBITDA exceed the 2008 EBITDA Threshold, but not to exceed 2,000,000 shares in the aggregate for Fiscal 2007 and Fiscal 2008 combined. “2008 Stock Formula” means the quotient of one divided by the quotient of (i) the difference between $8,500,000 minus the 2008 EBITDA Threshold divided by (ii) the difference between 2,000,000 million shares and the number of shares, if any, of Delayed Stock Consideration earned in Fiscal 2007. “2008 EBITDA Threshold” means an amount equal to $6,500,000 plus the quotient of (a) the difference between $2,000,000 minus the amount of Delayed Cash Consideration earned in Fiscal 2007 divided by (b) ten. “Delayed Receivable Consideration” means an amount equal to $0.50 for each $1.00 collected in respect of amounts owed by the Obligated Parties at any time prior to the two year anniversary of the Closing Date in respect of amounts owed by the Obligated Parties to the Company as of the date of this Agreement. “Additional Delayed Merger Consideration” means an amount equal to two percent of the

A-1-1

Back to Contents

increase in annual Net Sales of Parent for the Fiscal 2007, Fiscal 2008 and fiscal year ending December 31, 2009 over Parent’s Net Sales for the immediately preceding fiscal year (i.e., the increase of 2007 Net Sales over 2006 Net Sales, the increase of 2008 Net Sales over 2007 Net Sales and the increase of 2009 Net Sales over 2008 Net Sales); provided that the amount of Additional Delayed Merger Consideration shall not exceed $600,000 in any year. For purposes of this Agreement, “Net Sales” shall mean gross sales as set forth on Parent’s audited annual financial statements less promotional discounts and allowances to the extent such discounts and allowances are included in gross sales. For the fiscal year ending December 31, 2006, the Net Sales of the Company prior to the Effective Time and of the Surviving Corporation after the Effective Time shall constitute Net Sales of Parent. For purposes of this Agreement, “EBITDA” shall mean operating income derived from the operations of the Surviving Corporation for the specified period plus depreciation and amortization attributable to the operations of the Surviving Corporation for such period minus any amounts included in EBITDA (a) derived from the sale of the Company’s interest in TurfStores.com, Inc. d/b/a Turf Store Co. and (b) collected from the Obligated Parties in respect of amounts owed by the Obligated Parties to the Company as of the date of this Agreement; provided, however, that in the event the Surviving Company shall have acquired, either through the acquisition of substantially all of the assets, all of the stock or by merger or otherwise, an operating business (the “Target Business”) the amount of operating income plus depreciation and amortization (the “Target Income”) generated from the Target Business that shall be included for purposes of calculating EBITDA will be the amount by which the Target Income generated during the period between the date of the acquisition through the end of the fiscal year in question (the “Measurement Period Target Income”) exceeds the Target Income in the comparable prior year period (the “Comparable Period Target Income”); provided, further, that in the event the acquisition of the Target Business took place during the Fiscal 2007, the Measurement Period Target Income will be the Target Income generated from January 1, 2008 through December 31, 2008 and the Comparable Period Target Income will be the Target Income generated from January 1, 2007 through December 31, 2007 for purposes of the EBITDA calculation for the Fiscal 2008; provided, further, that in the event the Measurement Period Target Income is less than the Comparable Period Target Income, the amount of such difference will be deducted for purposes of calculating EBITDA. EBITDA shall be as determined by Parent’s certified public accountants from the audited financial statements for the specified period. The parties acknowledge and agree that the obligation to pay any Delayed Cash Consideration, Delayed Stock Consideration, Delayed Receivable Consideration and/or Additional Delayed Merger Consideration shall be binding upon any and all successors and assigns of the Surviving Corporation, including, without limitation, any purchaser of all or substantially all of the assets of Surviving Corporation and any surviving company in a merger, consolidation or similar event involving the Surviving Corporation (a “Successor”). Parent, Sub and the Surviving Corporation shall use commercial reasonable efforts to ensure that Successor keeps books and records reasonably sufficient to determine whether the conditions to such payment have been met. Notwithstanding anything to the contrary contained herein, in the event the payment of any Delayed Cash Consideration, Delayed Receivable Consideration or Additional Delayed Merger Consideration would cause the value of the shares of Parent Common Stock received by the shareholder of the Company in the Merger to be less than forty percent (40%) of the total value of all consideration received by the shareholder of the Company in the Merger for purposes of Section 368(a)(2)(D) of the Code (the “Total Value”), then the Surviving Corporation and Parent shall pay an amount of Delayed Cash Consideration, Delayed Receivable Consideration or Additional Delayed Merger Consideration in shares of Parent Common Stock necessary such that the value of the shares of Parent Common Stock in lieu of cash received by the shareholder of the Company in the Merger is equal to forty percent (40%) of the Total Value. In the event Parent and theSurviving Corporation issue shares of Parent Common Sock in lieu of the payment of Delayed Cash Consideration, Delayed Receivable Consideration or Additional Delayed Merger Consideration in cash pursuant to the immediately preceding sentence and thereafter amounts of Delayed Stock Consideration become payable, then Parent and Surviving Corporation shall thereafter, in lieu of issuing shares of Parent Common Stock in payment of the obligation to pay Delayed Stock Consideration, pay an amount of Delayed Stock Consideration in cash equal to the lesser of (i) the value of the Delayed Cash Consideration, Delayed Receivable Consideration and Additional Delayed Merger Consideration, as the case may be, that was paid in stock pursuant to the immediately preceding sentence and (ii) an amount such that its payment

A-1-2

Back to Contents

would not make the value of shares of Parent Common Stock issued in the Merger be less than forty percent (40%) of Total Value. The value of each share of Parent Common Stock to be received in the Merger shall equal the last closing sale of a share of Parent Common Stock on the day prior to the date of issuance; provided, however, for purposes of determining the number of shares to be issued in lieu of the payment of Delayed Cash Consideration, Delayed Receivable Consideration or Additional Delayed Merger Consideration in cash, such value shall equal the average of the last closing sale price of Parent Common Stock for the ten trading days immediately preceding the date of issuance.”

5.      The first sentence of Section 2.1(c)(ii) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“The shares of the Parent Common Stock to be issued, including the Delayed Stock Consideration, if any, and all cash payable including the Delayed Cash Consideration, if any, the Delayed Receivable Consideration, if any, and the Delayed Merger Consideration, if any, upon the conversion of the Company Common Stock pursuant to Section 2.1(c), are referred to collectively as “Merger Consideration”.”

6.      Section 2.1(c)(iii) of the Merger Agreement is hereby deleted in its entirety.

7.      Section 2.2(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“Exchange Procedures. Immediately following the Effective Time, (x) Parent shall pay to the holders of the outstanding Company Common Stock the $8,000,000 to which such holders are entitled as the portion of the Merger Consideration described in clause (B) of Section 2.1(c)(i) and (y) the Exchange Agent shall deliver to the holders of shares of Company Common Stock certificates representing the number of shares of Parent Common Stock into which such shares shall have been converted in accordance with clause (A) of Section 2.1(c)(i). The Delayed Cash Consideration, if any, and the Delayed Stock Consideration, if any, shall be paid to the holders of the shares of Company Common Stock that were converted into the right to receive the Merger Consideration within ten days after the issuance of the audited financial statements of Parent for each of the fiscal years ending 2007 and 2008. The Delayed Receivable Consideration, if any, shall be paid to the holders of the shares of the Company Common Stock that were converted into the right to receive the Merger Consideration with thirty days of receipt of immediately available funds from the Obligated Parties in respect of amounts owed by the Obligated Parties to the Company as of the date of this Agreement. The Additional Delayed Merger Consideration, if any, shall be paid to the holders of the shares of Company Common Stock that were converted into the right to receive the Merger Consideration within ten days after the issuance of the audited financial statements of Parent for each of the fiscal years ending 2007, 2008 and 2009. Each share of Company Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Section 2.2.”

8.      All references in the Merger Agreement to Delayed Merger Consideration are hereby deleted and replaced with Additional Delayed Merger Consideration.

9.      Parent, Sub and the Company hereby agree that the Indemnification Agreement is hereby terminated.

10.      All references in the Merger Agreement to the Indemnification Agreement are hereby deleted.

11.      Section 6.4 is amended to delete the following text:

“; provided, however, that Parent shall not indemnify H. Julicher for any act or omission to the extent such act or omission causes “Parent Losses” (as defined in the Indemnification Agreement)”

12.      Section 6.13(b) of the Merger Agreement is hereby deleted in its entirety

13.      A new Section 7.1(h) is added to the Merger Agreement as follows:

“(h) Stock Value. The value of the shares of Parent Common Stock to be received in the Merger (at the Effective Time, and without regard to the possibility of the payment of Delayed Cash Consideration,

A-1-3

Back to Contents

Delayed Stock Consideration, Delayed Receivable Consideration and Additional Delayed Merger Consideration) can not be less than forty percent (40%) of the total value of all consideration to be received by the shareholder of the Company in the Merger for purposes of Section 368(a)(2)(D) of the Code. For purposes of this condition, the value of each share of Parent Common Stock to be received in the Merger shall equal the last closing sale of a share of Parent Common Stock on the day prior to the Merger.

14.      No Further Modifications. Except as expressly set forth in this Amendment, the Merger Agreement shall be unmodified and remain in full force and effect.

15.      Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania, applicable to contracts made and to be performed entirely within the Commonwealth of Pennsylvania (without giving effect to principles of choice of law or conflict of laws that would require application of the laws of a jurisdiction other than the Commonwealth of Pennsylvania).

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

A-1-4

Back to Contents

IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Amendment, all as of the date first written above.

MILLSTREAM II ACQUISITION CORPORATION

By:	/s/Arthur Spector

	Name:	Arthur Spector
	Title:	Chairman, Chief Executive Officer and President

MILLSTREAM II MERGER SUB, INC.

By:	/s/Arthur Spector

	Name:	Arthur Spector
	Title:	Chairman, Chief Executive Officer and President

SPECIALTY SURFACES INTERNATIONAL, INC.

By:	/s/Henry A. Julicher

	Name:	Henry A. Julicher
	Title:	Chief Executive Officer

A-1-5

Back to Contents

Annex B

SPRINTURF CORPORATION 2006 LONG-TERM INCENTIVE PLAN

ARTICLE 1

BACKGROUND AND PURPOSE OF THE PLAN

1.1 Background. This 2006 Long-Term Incentive Plan (the “Plan”) permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other equity-based awards.

1.2 Purpose. The purposes of the Plan are (a) to attract and retain highly competent persons as Employees, Directors, and Consultants of the Company; (b) to provide additional incentives to such Employees, Directors, and Consultants; and (c) to promote the success of the business of the Company.

1.3 Eligibility. Service Providers who are Employees, Consultants determined by the Committee to be significantly responsible for the success and future growth and profitability of the Company, or Directors are eligible to be granted Awards under the Plan. Incentive Stock Options may be granted only to Employees.

1.4 Definitions. Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

ARTICLE 2

SHARE LIMITS

2.1 Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment under Section 2.3 of the Plan, 1,000,000 Shares shall be initially reserved for issuance pursuant to Awards made under the Plan.

(b) Shares Counted Against Limitation. If an Award is exercised, in whole or in part, by delivery or attestation of Shares under Section 5.4(b), or if the tax withholding obligation is satisfied by withholding Shares under Section 10.7(b), the number of Shares deemed to have been issued under the Plan (for purposes of the limitation set forth in this Section 2.1) shall be the number of Shares that were subject to the Award or portion thereof so exercised and not the net number of Shares actually issued upon such exercise.

(c) Lapsed Awards. If an Award: (i) expires; (ii) is terminated, surrendered, or canceled without having been exercised in full; or (iii) is otherwise forfeited in whole or in part, including as a result of Shares constituting or subject to an Award being repurchased by the Company pursuant to a contractual repurchase right, then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.

(d) Limitation on Full-Value Awards. Not more than 50% of the total number of Shares reserved for issuance under the Plan (as adjusted under Section 2.3) may be granted or sold as Awards of Restricted Stock, Restricted Stock Units, unrestricted grants of Shares, and other Awards (“full-value Awards”) whose intrinsic value is not solely dependent on appreciation in the price of Shares after the date of grant. Options and Stock Appreciation Rights shall not be subject to, and shall not count against, the limit described in the preceding sentence. If a full-value Award expires, is forfeited, or otherwise lapses as described in Section 2.1(c), the Shares that were subject to the Award shall be restored to the total number of Shares available for grant or sale as full-value Awards.

2.2 Individual Share Limit. In any Tax Year, no Director shall be granted Awards with respect to more than 50,000 Shares. The limit described in this Section 2.2 shall be construed and applied consistently with Section 162(m) of the Code, except that the limit shall apply to all Service Providers.

(a) Awards not Settled in Shares. If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.

(b) Canceled Awards. Any Awards that are canceled shall continue to count toward the individual share limit set forth in this Section 2.2.

2.3 Adjustments.

(a) In the event that there is any dividend or distribution payable in Shares, or any stock split, reverse stock split, combination or reclassification of Shares, or any other similar change in the number of outstanding Shares, then the maximum aggregate number of Shares available for Awards under Section 2.1 of the Plan, the maximum number of Shares issuable to a Service Provider under Section 2.2 of the Plan, and any other limitation under this Plan on the maximum number of Shares issuable to an individual or in the aggregate shall be proportionately adjusted (and rounded down to a whole number) by the Committee as it deems equitable in its discretion to prevent dilution or enlargement of the rights of the Participants. The Committee’s determination with respect to any such adjustments shall be conclusive.

(b) In the event that there is any extraordinary dividend or other distribution in respect of the Shares, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split-up, exchange, or spin-off, then the Committee shall make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Shares in respect of such event or as the Committee otherwise deems appropriate.

2

ARTICLE 3

ADMINISTRATION OF THE PLAN

3.1 Administrator. The Plan shall be administered by the Committee.

3.2 Powers of the Committee. Subject to the provisions of the Plan, Applicable Law, and the specific duties delegated by the Board to the Committee, the Committee shall have the authority in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder and the types of Awards to be granted to each; (c) to determine the number of Shares to be covered by each Award granted hereunder; (d) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other securities, other Awards, or other property; (e) to approve forms of Award Agreements; (f) to determine, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (g) to construe and interpret the terms of the Plan and Award Agreements; (h) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (i) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to Section 12.1 of the Plan; (j) to authorize withholding arrangements pursuant to Section 10.7(b) of the Plan; (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; and (l) to make all other determinations and take all other action described in the Plan or as the Committee otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.

3.3 Compliance with Applicable Law. The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as “deferred compensation” for purposes of Section 409A of the Code, as determined by the Committee.

3.4 Effect of Committee’s Decision and Committee’s Liability. The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards. Neither the Committee nor any of its members shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan or any Award Agreement.

3.5 Delegation to Executive Officers. To the extent permitted by Applicable Law, the Committee may delegate to one or more Executive Officers the powers: (a) to designate Service Providers who are not Executive Officers as eligible to participate in the Plan; and (b) to determine the amount and type of Awards that may be granted to Service Providers who are not Executive Officers.

3.6 Awards may be Granted Separately or Together. In the Committee’s discretion, Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an Affiliate. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

3

ARTICLE 4

VESTING AND PERFORMANCE OBJECTIVES

4.1 General. The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement. The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of (i) and (ii), as determined by the Committee.

4.2 Period of Absence from Providing Substantial Services. To the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence shall not count toward the required period of service unless the Award Agreement provides otherwise.

4.3 Performance Objectives.

(a) Possible Performance Objectives. Any Performance Objective shall relate to the Service Provider’s performance for the Company (or an Affiliate) or the Company’s (or Affiliate’s) business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved. The Performance Objectives with respect to any Award may be one or more of the following General Financial and/or Operational Objectives, as established by the Committee in its sole discretion:

(i) General Financial Objectives:

•	Increasing the Company’s net sales;
•	Achieving a target level of earnings (including gross earnings; earnings before certain deductions, such as interest, taxes, depreciation, or amortization; or earnings per Share);
•

Achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) or a target level of gross profits for the Company, an Affiliate, or a business unit;

•	Achieving a target return on the Company’s (or an Affiliate’s) capital, assets, or stockholders’ equity;
•	Maintaining or achieving a target level of appreciation in the price of the Shares;
•	Increasing the Company’s (or an Affiliate’s) market share to a specified target level;
•	Achieving or maintaining a Share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period;
•	Achieving a level of Share price, earnings, or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period;
•	Achieving specified reductions in costs; or

4

•	Achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts.
(ii)	Operational Objectives:
•	Expanding one or more products into one or more new markets;
•	Acquiring a prescribed number of new customers in a line of business;
•	Achieving a prescribed level of productivity within a business unit; or
•	Completing specified projects within or below the applicable budget.

(b) Stockholder Approval of Performance Objectives. The list of possible Performance Objectives set forth in Section 4.3(a) above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, shall be subject to reapproval by the Company’s stockholders at the first stockholder meeting that occurs in 2011. No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives and other material terms of such Awards, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.

(c) Documentation of Performance Objectives. With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance Objective(s) relate(s) (or, if sooner, before 25% of such period has elapsed) and at a time when achievement of the Performance Objectives is substantially uncertain. Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no greater than five consecutive years, as established by the Committee. Once established by the Committee, the Performance Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).

(d) Committee Certification. Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 4.3(d), approved minutes of the Committee shall be adequate written certification.

(e) Negative Discretion. The Committee may reduce, but may not increase, the number of Shares deliverable or the amount payable under any Award after the applicable Performance Objectives are satisfied.

5

ARTICLE 5

STOCK OPTIONS

5.1 Terms of Option. Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule, and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.

5.2 Type of Option.

(a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(b) Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. In addition, the Committee may make an adjustment or substitution described in Section 2.3 of the Plan that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.

5.3 Limitations.

(a) Maximum Term. No Option shall have a term in excess of 10 years measured from the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.

(b) Minimum Exercise Price. Subject to Section 2.3(b) of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder, subject to Section 2.3(b) of the Plan, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.

(c) Repricing Prohibited. Except as provided in Section 2.3, the Committee shall not amend any outstanding Option to reduce its exercise price, and shall not grant an Option with a lower exercise price within six months before or after an Option with a higher exercise price is canceled.

(d) $100,000 Limit for Incentive Stock Options. Notwithstanding an Option’s designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds $100,000 (regardless of whether such Incentive Stock Options were granted under this Plan, or any other plan of the Company or any Affiliate), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3(d), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted.

6

(e) 10% Stockholder. For purposes of this Section 5.3, a “10% Stockholder” is an individual who, immediately before the date an Award is granted, beneficially owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or an Affiliate), determined under Section 424(d) of the Code.

5.4 Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), and (c), below.

(a) Cash Equivalent. Consideration may be paid by cash, check, or other cash equivalent approved by the Committee.

(b) Tender or Attestation of Shares. Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company’s reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be shares of Restricted Stock at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.

(c) Broker-Assisted Cashless Exercise. Consideration may be paid by the Participant’s (i) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Participant’s account, and (ii) irrevocable instructions to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company. A Participant may use this form of exercise only if the exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability. The Company shall deliver an acknowledgement to the broker upon receipt of instructions to deliver the Shares, and the Company shall deliver the Shares to such broker upon the settlement date. Upon receipt of the Shares from the Company, the broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price. Shares acquired by a cashless exercise shall be deemed to have a Fair Market Value on the Option exercise date equal to the gross sales price at which the broker sold the Shares to pay the exercise price.

5.5 Exercise of Option.

(a) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. An Option shall be deemed exercised when the Committee receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares (in a form permitted under Section 5.4 of the Plan) with respect to which the Option is exercised.

7

(b) Termination of Relationship as a Service Provider. Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case of Termination of Service due to death) may exercise his or her Option within such period of time as is specified in the Award Agreement, subject to the following conditions:

(i) An Option may be exercised after the Participant’s Termination of Service only to the extent that the Option was vested as of the Termination of Service;

(ii) An Option may not be exercised after the expiration of the term of such Option as set forth in the Award Agreement;

(iii) Unless a Participant’s Termination of Service is the result of the Participant’s Disability or death, the Participant may not exercise an Incentive Stock Option more than three months after such Termination of Service;

(iv) If a Participant’s Termination of Service is the result of the Participant’s Disability or death, the Participant may exercise an Incentive Stock Option up to 12 months after Termination of Service; and

(v) After the Participant’s death, his Beneficiary may exercise an Incentive Stock Option only to the extent that that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.

In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months after the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death.

(c) Rights as a Stockholder. Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date. Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option. In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

5.6 Repurchase Rights. The Committee shall have the discretion to grant Options which are exercisable for unvested Shares. If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or (ii) the Fair Market Value per Share at the time of repurchase. The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

8

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 Terms of Stock Appreciation Right. The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right, except the medium of settlement, shall be as determined by the Committee and shall be stated in the Award Agreement. All Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right.

6.2 Exercise of Stock Appreciation Right.

(a) Procedure for Exercise. Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. A Stock Appreciation Right shall be deemed exercised when the Committee receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.

(b) Termination of Relationship as a Service Provider. Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation Right is vested as of the Termination of Service. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death.

(c) Rights as a Stockholder. Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised. Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right. If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

9

ARTICLE 7

RESTRICTED STOCK

7.1 Terms of Restricted Stock. Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee and shall be stated in the Award Agreement. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.2 Transferability. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

7.4 Removal of Restrictions. Except as otherwise provided in this Article 7, and subject to Section 10.5 of the Plan, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2½ months after the end of the Tax Year in which the Period of Restriction ends.

7.5 Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.6 Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.

(a) If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

(b) If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2½ months after the Tax Year in which the dividend or distribution becomes nonforfeitable.

7.7 Right of Repurchase of Restricted Stock. If, with respect to any Award, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction or (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost).

10

ARTICLE 8

RESTRICTED STOCK UNITS

8.1 Terms of Restricted Stock Units. Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement.

8.2 Settlement of Restricted Stock Units. Subject to Section 10.5 of the Plan, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2½ months after the end of the Tax Year in which the Period of Restriction ends.

8.3 Dividend and Other Distribution Equivalents. The Committee is authorized to grant to holders of Restricted Stock Units the right to receive payments equivalent to dividends or other distributions with respect to Shares underlying Awards of Restricted Stock Units. The Award Agreement may specify that the dividend equivalents or other distributions shall be subject to the same restrictions as the related Restricted Stock Units, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Restricted Stock Units are paid or forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other distributions shall be unrestricted, in which case they shall be paid on the dividend or distribution payment date for the underlying Shares, or as soon as practicable thereafter. In no event shall any unrestricted dividend equivalent or other distribution be paid later than 2½ months after the Tax Year in which the record date for the dividend or distribution occurs.

8.4 Forfeiture. If, with respect to any Award, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction, or (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives, then the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company (and any Affiliate) shall have no further obligation thereunder.

ARTICLE 9

OTHER EQUITY-BASED AWARDS

9.1 Other Equity-Based Awards. The Committee shall have the right to grant other Awards based upon or payable in Shares having such terms and conditions as the Committee may determine, including the grant of Shares upon the achievement of a Performance Objective and the grant of securities convertible into Shares.

11

ARTICLE 10

ADDITIONAL TERMS OF AWARDS

10.1 No Rights to Awards. No Service Provider shall have any claim to be granted any Award under the Plan, and the Company is not obligated to extend uniform treatment to Participants or Beneficiaries under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

10.2 No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.

10.3 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

10.4 Transferability of Awards. Unless otherwise determined by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Subject to the approval of the Committee in its sole discretion, Nonstatutory Stock Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. “Members of the immediate family” means the Participant’s spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption. To the extent that any Award is transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

10.5 Conditions on Delivery of Shares and Lapsing of Restrictions. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Committee, (b) subject to approval of the Company’s counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.

10.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

12

10.7 Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to the grant, exercise, vesting, or settlement of an Award, the Company shall have the power and the right to deduct or withhold, or to require a Participant or Beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state, and local taxes (including the Participant’s FICA obligation) that the Company determines is required to be withheld to comply with Applicable Laws. The Participant or Beneficiary shall remain responsible at all times for paying any federal, state, and local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.

(b) Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant or Beneficiary to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required by Applicable Law to be withheld. The Fair Market Value of the Shares to be withheld or delivered, or with respect to which restrictions are removed, shall be determined as of the date that the taxes are required to be withheld.

10.8 Other Provisions in Award Agreements. In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the Committee determines appropriate, including restrictions on resale or other disposition, provisions for the acceleration of exercisability of Options and Stock Appreciation Rights in the event of a change in control of the Company, provisions for the cancellation of Awards in the event of a change in control of the Company, and provisions to comply with Applicable Laws.

10.9 Section 16 of the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

10.10 Not Benefit Plan Compensation. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of determining the Participant’s benefits under any other employee benefit plans or arrangements provided by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

13

ARTICLE 11

TERM, AMENDMENT, AND TERMINATION OF PLAN

11.1 Term of Plan. The Plan shall become effective on the Effective Date.

11.2 Termination of the Plan. The Plan shall terminate upon the earliest to occur of (i) December 1, 2016; (ii) the date that is 10 years after the Plan is approved by the Company’s stockholders; (iii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iv) the date determined by the Board pursuant to its authority under Section 11.3 of the Plan.

11.3 Amendment of the Plan. The Board or the Committee may at any time amend, alter, suspend, or terminate the Plan, without the consent of the Participants or Beneficiaries. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

11.4 Effect of Amendment or Termination. Except as provided in Section 11.5 of the Plan, no amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

11.5 Adjustments of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may, in its sole discretion (but subject to the limitations and conditions expressly stated in the Plan, such as the limitations on adjustment of Performance Objectives), adjust the terms and conditions of Awards during the pendency or in recognition of (a) unusual or nonrecurring events affecting the Company or an Affiliate (such as a capital adjustment, reorganization, or merger) or the financial statements of the Company or an Affiliate, or (b) any changes in Applicable Laws or accounting principles. By way of example, the power to adjust Awards shall include the power to suspend the exercise of any Option or Stock Appreciation Right.

ARTICLE 12

MISCELLANEOUS

12.1 Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All sub-plans adopted by the Board shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.

14

12.2 Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

12.3 Committee Manner of Action. Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (a) a majority of the members of a Committee shall constitute a quorum, and (b) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee. The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.

12.4 Expenses. The costs of administering the Plan shall be paid by the Company.

12.5 Severability. If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.6 Construction. Unless the contrary is clearly indicated by the context, (1) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (2) the use of the singular shall also include within its meaning the plural and vice versa; and (3) the word “include” shall mean to include, but not to be limited to.

12.7 No Trust or Fund Created. Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or an Affiliate) and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company (or an Affiliate) pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company (or the Affiliate, as applicable).

12.8 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

12.9 Complete Statement of Plan. This document is a complete statement of the Plan.

15

APPENDIX

As used in the Plan, the following terms shall have the following meanings:

(a) “Affiliate” means an entity that is a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing.

(b) “Applicable Laws” means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.

(d) “Award Agreement” means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e) “Beneficiary” means the personal representative of the Participant’s estate or the person(s) to whom an Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent or distribution.

(f) “Board” means the board of directors of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

(h) “Committee” means the Compensation Committee of the Board, which has been constituted by the Board to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) of the Code, and/or other Applicable Laws.

(i) “Company” means Sprinturf Corporation, a Delaware corporation, or any successor thereto.

(j) “Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render services to such entity.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

16

(m) “Effective Date” means July 27, 2006; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company’s stockholders before any compensation under the Plan is paid.

(n) “Employee” means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Affiliate or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Executive Officer” means an individual who is an “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or a “covered employee” under Section 162(m) of the Code.

(q) “Fair Market Value” means, with respect to Shares as of any date (except in the case of a cashless exercise pursuant to Section 5.4(c)), the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal (Northeast edition) or, if not reported therein, such other source as the Committee deems reliable.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t) “Option” means an option to purchase Shares that is granted pursuant to Article 5 of the Plan. An Option may be an Incentive Stock Option or a Nonstatutory Stock Option.

(u) “Participant” means the holder of an outstanding Award granted under the Plan.

(v) “Performance Objective” means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 4.3 of the Plan.

(w) “Period of Restriction” means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units, or any other feature of an Award is subject to a substantial risk of forfeiture. A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.

(x) “Restricted Stock” means Shares that, during a Period of Restriction, are subject to restrictions as described in Article 7 of the Plan.

(y) “Restricted Stock Unit” means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article 8 of the Plan.

17

(z) “Service Provider” means an Employee, Director, or Consultant.

(aa) “Share” means a share of the Company’s common stock.

(bb) “Stock Appreciation Right” means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article 6 of the Plan.

(cc) “Tax Year” means the Company’s taxable year. If an Award is granted by an Affiliate, such Affiliate’s taxable year shall apply instead of the Company’s taxable year.

(dd) “Termination of Service” means the date an individual ceases to be a Service Provider. Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave. If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy.

18

Annex C

SECOND RESTATED CERTIFICATE OF INCORPORATION

OF

MILLSTREAM II ACQUISITION CORPORATION

I, Arthur Spector, being the Chief Executive Officer and President of Millstream II Acquisition Corporation, a Delaware corporation (the “Corporation”), do hereby certify:

1. The name of the Corporation is Millstream II Acquisition Corporation.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 24, 2004. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 12, 2004, (the “Restated Certificate of Incorporation”).

3. This Second Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation at a special meeting thereof duly called and held on ____________, 2006, and by a vote of the stockholders of the Corporation entitled to vote thereon at a special meeting thereof duly called and held on ______________, 2006, in accordance with the provisions of Sections 141, 242 and 245 of the General Corporation Law of the State of Delaware, as applicable.

4. The Restated Certificate of Incorporation is hereby further amended and restated so as to read in its entirety as follows:

ARTICLE I

NAME OF CORPORATION

The name of the corporation is Sprinturf Corporation (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The Corporation’s registered office in the State of Delaware is at 615 S. DuPont Hwy., Kent County, Dover, Delaware. The name of its registered agent at such address is National Corporate Research, Ltd.

ARTICLE III

PURPOSE

The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

Section 1. Authorized Stock. The total number of shares of stock that the Corporation shall have authority to issue is 300,000,000 shares, consisting of (a) 250,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (b) 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. The number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted.

Section 2. Provisions Relating to the Common Stock.

(a) Voting. Except as otherwise provided in this Second Restated Certificate of Incorporation of the Corporation (this “Second Restated Certificate”) or by applicable law, each holder of shares of Common Stock shall be entitled, with respect to each share of Common Stock held by such holder, to one vote in person or by proxy on all matters submitted to a vote of the holders of Common Stock, whether voting separately as a class or otherwise.

(b) Dividends and Distributions. Subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property, stock or otherwise as may be declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) at any time and from time to time out of assets or funds of the Corporation legally available therefor.

(c) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

2

Section 3. Provisions Relating to the Preferred Stock.

(a) The Preferred Stock may be issued at any time and from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate of designation pursuant to the applicable provisions of the DGCL (hereinafter referred to as a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of shares of each such series.

(b) The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) the designation of the series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the applicable Preferred Stock Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) the preferences, if any, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the series;

(iv) whether dividends, if any, shall be cumulative or noncumulative and the dividend rate, if any, of the series;

(v) whether dividends, if any, shall be payable in cash, in kind or otherwise;

(vi) the dates on which dividends, if any, shall be payable;

(vii) the redemption rights and price or prices, if any, for shares of the series;

(viii) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(ix) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation;

(x) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

3

(xi) restrictions on the issuance of shares of the same series or of any other class or series;

(xii) whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Second Restated Certificate, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series and one or more other series or classes of stock of the Corporation); and

(xiii) such other rights and provisions with respect to any series that the Board of Directors may provide.

(d) The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.

(e) Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Restated Certificate or to a Preferred Stock Certificate of Designation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this Second Restated Certificate or a Preferred Stock Certificate of Designation or pursuant to the DGCL as currently in effect or as the same may hereafter be amended.

Section 3. Voting in Election of Directors. Except as may be required by law or as provided in this Second Restated Certificate or in a Preferred Stock Certificate of Designation, holders of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote on any matter or receive notice of any meeting of stockholders.

Section 4. Ownership of Capital Stock. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

4

ARTICLE V

BOARD OF DIRECTORS: MANAGEMENT OF THE CORPORATION

Section 1. Classified Board. The authorized number of directors constituting the entire Board of Directors shall be fixed from time to time by resolution of the Board of Directors, provided that such number shall not be less than three. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors pursuant to the provisions of a Preferred Stock Certificate of Designation (which directors shall not be classified pursuant to this sentence (unless so provided in the Preferred Stock Certificate of Designation)), the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible: one class (“Class I”), the initial term of which shall expire at the first annual meeting of stockholders following the time of the filing of this Second Restated Certificate (the “Effective Time”); a second class (“Class II”), the initial term of which shall expire at the second annual meeting of stockholders following the Effective Time; and a third class (“Class III”), the initial term of which shall expire at the third annual meeting of stockholders following the Effective Time, with each class to hold office until its successors are elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of the class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. At each annual meeting of stockholders of the Corporation, the successors of the members of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. Except as may otherwise be provided in a Preferred Stock Certificate of Designation with respect to vacancies or newly created directorships in respect of directors, if any, elected by the holders of one or more series of Preferred Stock, vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause and newly created directorships resulting from any increase in the authorized number of directors shall only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Directors may only be removed from office for cause.

Section 2. Management of Business. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

(a) Advance notice of nominations for the election of directors shall be given in the manner and to the extent provided in the By-Laws of the Corporation (the “By-Laws”).

(b) The election of directors may be conducted in any manner approved by the Board of Directors at the time when the election is held and need not be by written ballot.

(c) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws. The stockholders of the Corporation may adopt, amend, alter or repeal any provision of the By-Laws upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of directors; provided, however, that no provision of the By-Laws hereafter adopted, amended, altered or repealed by the stockholders shall invalidate any prior act of the directors which would have been valid if such provision of the By-Laws had not been so adopted, amended, altered or repealed, as applicable.

5

(d) There shall be no limitation on the qualification of any person to be elected as or to be a director of the Corporation or on the ability of any director to vote on any matter brought before the Board of Directors or any committee thereof, except (i) as required by applicable law, (ii) as set forth in this Second Restated Certificate or (iii) as set forth in any By-Law adopted by the Board of Directors with respect to eligibility for election as a director upon reaching a specified age or, in the case of employee directors, with respect to the qualification for continuing service of directors upon ceasing employment with the Corporation.

(e) Except as (i) required by applicable law or (ii) set forth in this Second Restated Certificate, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

ARTICLE VI

LIABILITY OF DIRECTORS

Section 1. General. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended.

Section 2. Indemnification. The Corporation shall indemnify and advance expenses to the directors of the Corporation to the fullest extent permitted by the applicable provisions of the DGCL, as now or hereafter in effect, provided that, except as otherwise provided in Section 6.05 of the By-Laws, the Corporation shall not be obligated to indemnify or advance expenses to a director of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director, unless such action, suit or proceeding (or part thereof) has been authorized by the Board of Directors. The rights provided by this Article VI, Section 2 shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the By-Laws, by agreement, vote of the stockholders or disinterested directors of the Corporation, or otherwise.

Section 3. Repeal or Modification. Any repeal or modification of this Article VI shall not adversely affect any right or protection of a director of the Corporation existing in respect of any act or omission occurring prior to the time of such repeal or modification. If the DGCL is amended after the filing of this Second Restated Certificate to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VII

STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS

Section 1. Stockholder Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied.

6

Section 2. Special Meetings. A special meeting of the stockholders of the Corporation may be called only by or at the direction of the Board of Directors, and any right of the stockholders of the Corporation to call a special meeting of the stockholders is specifically denied.

ARTICLE VIII

AMENDMENT

The Corporation reserves the right to amend or repeal any provision contained in this Second Restated Certificate in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or directors (in the present form of this Second Restated Certificate or as hereinafter amended) are granted subject to this reservation.

IN WITNESS WHEREOF, Millstream II Acquisition Corporation has duly caused this Second Restated Certificate of Incorporation to be signed by Arthur Spector, its Chief Executive Officer and President, this ____ day of ______________, 2006.

MILLSTREAM II ACQUISITION CORPORATION

By:

Name:	Arthur Spector
Title:	Chief Executive Officer and President

7

Back to Contents

Annex D

BY-LAWS

OF

SPRINTURF CORPORATION

f/k/a MILLSTREAM II ACQUISITION CORPORATION

As Amended and Restated on ______________, 2006

i

(continued)

(continued)

BY-LAWS

OF

SPRINTURF CORPORATION

f/k/a MILLSTREAM II ACQUISITION CORPORATION

(hereinafter called the “Corporation”)

As amended and restated effective as of ____________, 2006

ARTICLE I

STOCKHOLDERS

Section 1.01 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, or, within the sole discretion of the Board of Directors, by means of remote communication, and at such date and at such time, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting. Directors shall not be elected pursuant to a written consent in lieu of an annual meeting.

Section 1.02 Special Meetings. A special meeting of the stockholders of the Corporation may be called only by or at the direction of the Board of Directors. Any such special meetings shall be held at such place, within or without the State of Delaware, or, within the sole discretion of the Board of Directors, by means of remote communication, as shall be specified in the respective notices or waivers of notice thereof. Any right of the stockholders of the Corporation to call a special meeting of the stockholders is specifically denied.

Section 1.03 Notice of Meetings; Waiver.

(a) The Secretary of the Corporation or any Assistant Secretary shall cause notice of the place, if any, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, to be given personally or by mail or by electronic transmission, not fewer than ten (10) nor more than sixty (60) days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given personally to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if a stockholder shall have filed with the Secretary of the Corporation a written request that notices to such stockholder be mailed to some other address, then directed to such stockholder at such other address. Such further notice shall be given as may be required by law.

(b) A waiver of any notice of any annual or special meeting signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any annual or special meeting of the stockholders need be specified in a waiver of notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 1.04 Quorum. Except as otherwise required by law or by the Corporation’s Second Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on _____________, 2006 (the “Restated Certificate”), the presence in person or by proxy of the holders of record of a majority of the voting power of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

Section 1.05 Voting. At all meetings of stockholders for the election of directors, directors shall be elected by a plurality of the votes cast. All other elections and questions shall, unless otherwise provided by the Restated Certificate, these By-Laws, the rules or regulations of any stock exchange applicable to the Corporation, applicable law or any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

Section 1.06 Voting by Ballot. No vote of the stockholders on an election of directors need be taken by written ballot or by electronic transmission unless otherwise required by law. Any vote not required to be taken by ballot or by electronic transmission may be conducted in any manner approved by the Board of Directors.

Section 1.07 Adjournment. Any meeting of stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, time or date, by the chairman of the meeting or by the stockholders present in person or by proxy. If a quorum is not present at any meeting of the stockholders, the chairman of the meeting or stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, if any, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

Section 1.08 Proxies. Any stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of eleven (11) months from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where the proxy states that it is irrevocable and the proxy is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary of the Corporation either an instrument revoking the proxy or another duly executed proxy bearing a later date. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 1.09 Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.10 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of the meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of paragraph (a) of this Section 1.10 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder, pursuant to clause (C) of paragraph (a)(i) of this Section 1.10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not fewer than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (which anniversary date, in case of the first annual meeting of stockholders following the time of filing (the “Effective Time”) of the Restated Certificate shall be deemed to be __________________, 2006) and in any event at least forty-five (45) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders (which anniversary date, in case of the first annual meeting of stockholders following the Effective Time, shall be deemed to be __________________, 2006); provided that if the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than seventy (70) days from such anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-12(c) thereunder, or any successor provisions, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (including the text of any resolution proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to finish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.10 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting (which anniversary date, in case of the first annual meeting of stockholders following the Effective Time, shall be deemed to be __________________, 2006), a stockholder’s notice under this paragraph shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation’s notice of meeting pursuant to Section 1.03 of these By-Laws shall be conducted at such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 1.10 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such special meeting of stockholders if the stockholder’s notice as required by paragraph (a)(ii) of this Section 1.10 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the adjournment of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

(i) Only persons who are nominated in accordance with the procedures set forth in this Section 1.10 shall be eligible to be elected as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.10. Except as otherwise provided by law, the Restated Certificate or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 1.10 and, if any proposed nomination or business is not made or proposed in compliance with this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 1.10), to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provision of this Section 1.10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such proposed nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(ii) For purposes of this Section 1.10, the term “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 1.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.10. Nothing in this Section 1.10 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (B) of the holders of any series of Preferred Stock, if any, to elect directors if so provided under any applicable Preferred Stock Certificate of Designation.

(iv) Notwithstanding anything herein stated to the contrary, the Board of Directors may, in its sole discretion, waive any provision of this Section 1.10 including, without limitation, any notice procedures set forth herein.

 Section 1.11 Inspectors of Elections. Preceding any meeting of the stockholders, the Board of Directors shall appoint one (1) or more persons to act as Inspectors of Elections, and may designate one (1) or more alternate inspectors. In the event no inspector or alternate is able to act, the person presiding at the meeting shall appoint one (1) or more inspectors to act at the meeting. No person who is a candidate for an office at an election may serve as an inspector at such election. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the shares represented at a meeting and the validity of proxies and ballots;

(c) specify the information relied upon to determine the validity of electronic transmissions in accordance with Section 1.08 hereof;

(d) count all votes and ballots;

(e) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

(f) certify his or her determination of the number of shares represented at the meeting, and his or her count of all votes and ballots;

(g) appoint or retain other persons or entities to assist in the performance of the duties of inspector; and

(h) when determining the shares represented and the validity of proxies and ballots, be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 1.08 of these By-Laws, ballots and the regular books and records of the Corporation. The inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers or theft nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspector considers other reliable information as outlined in this section, the inspector, at the time of his or her certification pursuant to paragraph (f) of this section, shall specify the precise information considered, the person or persons from whom the information was obtained, when this information was obtained, the means by which the information was obtained, and the basis for the inspector’s belief that such information is accurate and reliable.

Section 1.12 Opening and Closing of Polls. The date and time for the opening and the closing of the polls for each matter to be voted upon at a stockholder meeting shall be announced at the meeting. The inspector shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

Section 1.13 Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01 General Powers. Except as may otherwise be provided by law, the Restated Certificate or these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

Section 2.02 Number of Directors. The authorized number of directors constituting the entire Board of Directors shall be fixed from time to time by resolution of the Board of Directors, provided that such number shall not be less than five (5).

Section 2.03 Classified Board of Directors; Election of Directors. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors pursuant to the provisions of a Preferred Stock Certificate of Designation (which directors shall not be classified pursuant to this sentence (unless so provided in the Preferred Stock Certificate of Designation)), the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III, as provided in the Restated Certificate. Except as provided in Section 1.01, at each annual meeting of stockholders of the Corporation, the successors of the members of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders.

Section 2.04 Vacancies and Removal. Vacancies caused by resignation, death, disqualification or removal and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director, or by the stockholders, and the directors so chosen shall hold office until the next annual election of directors by the stockholders and until their successors are duly elected and qualified or until their resignation or removal. Any director may be removed, with or without cause, by the stockholders at a special meeting of the stockholders called expressly for that purpose.

Section 2.05 Chairman of the Board. The directors shall elect from among the members of the Board of Directors a Chairman of the Board. The Chairman of the Board shall be deemed an officer of the Corporation if so designated by the Board of Directors and shall have such duties and powers as set forth in these By-Laws or as shall otherwise be conferred upon the Chairman of the Board from time to time by the Board of Directors. The Chairman of the Board shall, if present, preside over all meetings of the stockholders of the Corporation and of the Board of Directors. The Board of Directors shall by resolution establish a procedure to provide for an acting Chairman of the Board in the event the current Chairman of the Board is unable to serve or act in that capacity.

Section 2.06 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as reasonably practicable following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given.

The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, to each director who shall not have been present at the meeting at which such action was taken, addressed to him or her at his or her usual place of business, or shall be delivered to him or her personally. Notice of such action need not be given to any director who submits a waiver of notice, whether before or after such meeting.

Section 2.07 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or the Chief Executive Officer, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors also may be held whenever called pursuant to a resolution approved by a majority of the entire Board of Directors. Special meetings of the Board of Directors may be called on twenty-four (24) hours’ notice, if notice is given to each director personally or by telephone, including a voice messaging system, or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, or on five (5) days’ notice, if notice is mailed to each director, addressed to him or her at his or her usual place of business or to such other address as any director may request by notice to the Secretary. Notice of any special meeting need not be given to any director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

Section 2.08 Quorum; Voting. At all meetings of the Board of Directors, the presence of at least a majority of the number of directors then constituting the Board of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by the Restated Certificate, these By-Laws or by law, the vote of at least a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.09 Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 of these By-Laws shall be given to each director.

Section 2.10 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission, and such writing, writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.11 Regulations; Manner of Acting. To the extent consistent with applicable law, the Restated Certificate and these By-Laws, the Board of Directors may adopt by resolution such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The directors shall act only as a Board of Directors or a duly appointed committee thereof and the individual directors shall have no power in their individual capacities.

Section 2.12 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such’ meeting.

Section 2.13 Resignations. Any director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such director, to the Chairman of the Board or the Secretary of the Corporation. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 2.14 Compensation. The amount, if any, which each director shall be entitled to receive as compensation for such director’s services as such shall be fixed from time to time by resolution of the Board of Directors.

ARTICLE III

COMMITTEES

Section 3.01 Committees. The Board of Directors, by resolution adopted by the affirmative vote of a majority of directors then in office, (a) shall designate an Audit Committee, and (b) may establish one (1) or more other committees of the Board of Directors; each committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. Any such committee shall serve at the pleasure of the Board of Directors. Each such committee shall have the powers and duties delegated to it by the Board of Directors, subject to the limitations set forth in the applicable provisions of the DGCL. The Board of Directors may elect one (1) or more of its members as alternate members of any such committee who may take the place of any absent or disqualified member or members at any meeting of such committee, upon request of the Chairman of the Board or the Chairman of such committee.

Section 3.02 Powers. Each committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. No committee shall have the power or authority:

(a) to approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to the stockholders for approval; or

(b) to adopt, amend or repeal the By-Laws of the Corporation.

Section 3.03 Proceedings. Each such committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

Section 3.04 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such committee, at all meetings of any committee, the presence of members (or alternate members) constituting a majority of the total authorized membership of such committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such committee. Any action required or permitted to be taken at any meeting of any such committee may be taken without a meeting, if all members of such committee shall consent to such action in writing or by electronic transmission and such writing, writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the committee. Such filing shall be in paper form if the minutes are in paper form and shall be in electronic form if the minutes are maintained in electronic form. The members of any such committee shall act only as a committee, and the individual members of such committee shall have no power in their individual capacities unless expressly authorized by the Board of Directors.

Section 3.05 Action by Telephonic Communications. Unless otherwise provided by the Board of Directors, members of any committee may participate in a meeting of such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 3.06 Absent or Disqualified Members. In the absence or disqualification of a member of any committee, if no alternate member is present to act in his or her stead, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 3.07 Resignations. Any member (and any alternate member) of any committee may resign at any time by delivering a notice of resignation by such member to the Board of Directors or the Chairman of the Board. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 3.08 Removal. Any member (and any alternate member) of any committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the entire Board of Directors.

Section 3.09 Vacancies. If any vacancy shall occur in any committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

ARTICLE IV

OFFICERS

Section 4.01 Number. The officers of the Corporation shall be elected by the Board of Directors and may include a Chief Executive Officer, a Chief Operating Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer. The Board of Directors also may elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine and appoint such other officers as the Board of Directors deems desirable. Any number of offices may be held by the same person. No officer need be a director of the Corporation.

Section 4.02 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. In the event of a vacancy in the office of Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, the President or the Chief Executive Officer may appoint a replacement to serve until the next meeting of the Board of Directors where a successor is elected and qualified.

Section 4.03 The Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of, and subject to general or specific resolutions approved by, the Board of Directors, (a) have general control and supervision of the policies and operations of the Corporation, see that all orders and resolutions of the Board of Directors are carried into effect, and report to the Board of Directors, (b) manage and administer the Corporation’s business and affairs and perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation, (c) have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed, (d) have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer, and (e) have such other powers as are contemplated by the other provisions of these By-Laws. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 4.04 The Chief Operating Officer. The Chief Operating Officer shall be the chief operating officer of the Corporation and shall perform, in general, shall be responsible for the operations and administration of the Corporation and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Chief Executive Officer. The Chief Operating Officer shall report to the Chief Executive Officer. In the absence of the Chief Executive Officer, the duties of the Chief Executive Officer shall be performed and his powers may be exercised by the Chief Operating Officer, subject in any case to review and superseding action by the Chief Executive Officer.

Section 4.05 The President. The President shall act in a general executive capacity in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The President shall perform such other duties and such other powers as the Board of Directors may from time to time prescribe.

Section 4.06 The Chief Financial Officer. The Chief Financial Officer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

(a) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

(b) He or she shall render to the Board of Directors or the Audit Committee, whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Chief Financial Officer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

(c) He or she shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation.

(d) He or she shall perform, in general, all duties incident to the office of chief financial officer and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors.

(e) The Chief Financial Officer shall report to the Chief Executive Officer.

Section 4.07 The Secretary. The Secretary shall have the following powers and duties:

(a) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

(b) He or she shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law.

(c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such Committee.

(d) He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or facsimile thereof) to be affixed, if required, to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he may attest the same.

(e) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Restated Certificate or these By-Laws.

(f) He or she shall have charge of the stock books and ledgers of the Corporation.

(g) He or she shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(h) He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the Chief Executive Officer.

Section 4.08 The Treasurer. The Treasurer shall be the treasurer of the Corporation and shall have the following powers and duties:

(a) He or she shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these By-Laws.

(b) He or she shall cause the moneys of the Corporation to be disbursed by check or drafts (signed as provided in Section 8.06 of these By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

(c) He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(d) He or she shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the Chief Financial Officer, to whom he shall report.

Section 4.09 Other Officers Elected by Board of Directors. At any meeting of the Board of Directors, the Board of Directors may elect such other officers of the Corporation as the Board of Directors may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be assigned to such officers by or pursuant to authorization of the Board of Directors or by the Chief Executive Officer. The Board of Directors from time to time may delegate to any officer the power to appoint subordinate officers and to prescribe their respective rights, terms of office, authorities and duties. Any such officer may remove any such subordinate officer appointed by him or her, for or without cause.

Section 4.10 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by or pursuant to authorization of the Board of Directors, except as provided in any employment agreements executed and delivered by the Corporation.

Section 4.11 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by or pursuant to authorization of the Board of Directors.

Section 4.12 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws or as may be determined from time to time by the Board of Directors, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

ARTICLE V

CAPITAL STOCK

Section 5.01 Certificates of Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation, by the Chairman of the Board or the Chief Executive Officer, and by the Treasurer or an Assistant Treasurer, or the Secretary of the Corporation or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Restated Certificate and these By-Laws.

Section 5.02 Signatures; Facsimile. All signatures on the certificate referred to in Section 5.01 of these By-Laws may be in facsimile, engraved or printed form, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Corporation of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Corporation may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall, subject to any applicable restrictions on transfer conspicuously noted thereon, issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to the laws of the DGCL. Subject to the provisions of the Restated Certificate and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

Section 5.05 Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor fewer than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.06 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.07 Transfer Agent and Registrar. The Board of Directors may appoint one (1) or more transfer agents and one (1) or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding (a “Proceeding”), whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director, officer or employee of the Corporation, or while a director, officer or employee of the Corporation is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such a Proceeding by reason of the fact that he or she is or was or has agreed to become an agent of the Corporation, or while an agent of the Corporation is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided that in the case of a Proceeding by or in the right of the Corporation to procure a judgment in its favor, (a) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such Proceeding, and (b) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing, but subject to Section 6.05 of these By-Laws, the Corporation shall not be obligated to indemnify a director, officer or employee of the Corporation in respect of a Proceeding (or part thereof) instituted by such person, unless such Proceeding (or part thereof) has been authorized by the Board of Directors.

The termination of any Proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 6.02 Successful Defense. To the extent that a present or former director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 6.01 hereof or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 6.03 Determination that Indemnification is Proper. Any indemnification of a present or former director, officer or employee of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation upon a determination that indemnification of the present or former director, officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any indemnification of a present or former agent of the Corporation under Section 6.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the present or former agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

Section 6.04 Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by a current or former director or officer in defending any civil, criminal, administrative or investigative Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The Board of Directors may authorize the Corporation’s counsel to represent such director, officer, employee or agent in any Proceeding, whether or not the Corporation is a party to such Proceeding.

Section 6.05 Procedure for Indemnification. Any indemnification of a director, officer or employee under Sections 6.01 and 6.02, or advance of costs, charges and expenses to a director or officer under Section 6.04 of these By-Laws, shall be made promptly, and in any event within thirty (30) days, upon the written request of such person. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article VI shall be enforceable by the director, officer or employee in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation. It shall be a defense to any such Proceeding (other than an action brought to enforce a claim for the advancement of costs, charges and expenses under Section 6.04 of these By-Laws where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these By-Laws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its disinterested directors, its independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws, nor the fact that there has been an actual determination by the Corporation (including its disinterested directors, its independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.06 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer and employee who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer or employee.

The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.07 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person’s behalf in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.

Section 6.08 Severability. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer or employee and may indemnify each agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to a Proceeding, whether civil, criminal, administrative or investigative, including a Proceeding by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

Section 7.01 Registered Office. The registered office of the Corporation shall be located at 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

Section 7.02 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Dividends. Subject to any applicable provisions of law and the Restated Certificate, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation’s capital stock.

A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters such director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 8.02 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

Section 8.03 Execution of Instruments. The Board of Directors may authorize, or provide for the authorization of, officers, employees or agents to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization must be in writing or by electronic transmission and may be general or limited to specific contracts or instruments.

Section 8.04 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors shall authorize. When so authorized by the Board of Directors, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

Section 8.05 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by (a) the Board of Directors or the Chief Executive Officer or (b) such officers or agents as may be authorized to make such determination by the Board of Directors, the President or the Chief Executive Officer.

Section 8.06 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer from time to time may determine.

Section 8.07 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the Secretary, the Chief Financial Officer or the Treasurer or any other officers designated by the Board of Directors may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 8.08 Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chief Executive Officer or the Chief Operating Officer shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

Section 8.09 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation’s first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on December 31.

Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “Delaware.” The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

ARTICLE IX

AMENDMENT OF BY-LAWS

Section 9.01 Amendment. These By-Laws may be amended, altered or repealed:

(a) by resolution adopted by a majority of the entire Board of Directors at any special or regular meeting of the Board of Directors; or

(b) at any regular or special meeting of the stockholders upon the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors.

ARTICLE X

CONSTRUCTION; DEFINITIONS

Section 10.01 Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Restated Certificate of the Corporation as in effect from time to time, the provisions of such Restated Certificate shall be controlling.

Section 10.02 Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Restated Certificate.

Back to Contents

Annex E

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the “Agreement”) made as of August 11, 2006, by and between Millstream II Acquisition Corporation (to be renamed Sprinturf Corporation at the Effective Time), a Delaware corporation (the “Company”), and Henry A. Julicher (the “Executive”).

WITNESSETH:

WHEREAS, the Company wishes to employ the Executive on the terms and conditions set forth in this Agreement; and

WHEREAS, the Executive is willing to accept such employment on such terms and conditions;

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations and covenants herein contained, the parties hereto agree as follows:

1.	SCOPE OF EMPLOYMENT

The Company hereby agrees to employ the Executive upon the terms and conditions herein set forth and to perform such executive duties as may be determined and assigned to him by the Board of Directors of the Company (the “Board”). The Executive shall report directly to the Board. The Executive hereby accepts such employment, subject to the terms and conditions herein set forth. The Executive shall have the title of Founder. The scope of Executive’s responsibilities shall include business development, major sales and new initiatives. The Executive shall not be employed by any other organization during the term of this Agreement.

2.	TERM

(a) The term of the Executive’s employment under this Agreement shall be for three (3) years. Such term shall be extended at the end of such three year period on an annual basis unless, within 90 days prior to the end of the term, either party provides written notice of non-renewal to the other party. It shall begin at the Effective Time (as defined below) and thereafter on an annual basis unless it is earlier terminated as follows:

(i) By the Company for Cause (as hereinafter defined);

(ii) By the Company for other than Cause. For purposes hereof, the Executive shall be deemed terminated by the Company for other than Cause if he terminates employment for Good Reason (as hereinafter defined);

1

(iii) In the event of the Company’s dissolution or liquidation; or

(iv) By the Executive for any reason.

(b) Termination for Cause. For purposes of this Agreement, a termination by the Company for “Cause” shall mean termination by action of the Company pursuant to this Section 2(b). The Company shall have the right to terminate the Executive for Cause upon the occurrence of one or more of the following events:

(i) The Executive’s willful failure or refusal to perform the essential duties of his position, to follow the direction of the Board or to adhere to any written Company policy approved by the Board.

(ii) The Executive’s fraud with respect to the business or affairs of the Company or any affiliated person or entity of the Company.

(iii) Alcohol or drug usage by the Executive to an extent that it materially interferes with the performance of the Executive’s duties under this Agreement.

(iv) The conviction of, or pleading guilty or nolo contendre by, the Executive of (a) a misdemeanor involving dishonesty, fraud, theft, misappropriation, embezzlement or the like or (b) a felony.

(v) The Executive, by reason of mental or physical disability or illness, is unable to perform his duties as Founder for more than an aggregate of 90 days in any consecutive 12-month period.

(vi) The death of the Executive.

The Company shall provide written notice of a termination for Cause, and, with respect to termination pursuant to any of Sections 2(b)(i) – 2(b)(iii), shall give the Executive an opportunity to cure or disprove the grounds for termination during the 20-day period following the giving of such notice. In the event the Executive is terminated pursuant to this Section 2(b), Executive shall be entitled to receive only such compensation and benefits (including, without limitation, annual salary) which the Executive has earned through the effective date of such termination, and the Executive shall not receive any compensation or benefits in respect of any period after the effective date of such termination.

(c) For purposes of this Agreement, the term “Good Reason” shall mean the occurrence of any one or more of the following events, unless the Executive specifically agrees in writing that such event shall not be Good Reason:

(i) the assignment to the Executive by the Board or other officers or representatives of the Company of duties materially inconsistent with the duties associated with the position described in Section 1;

2

(ii) the occurrence of material acts or conduct on the part of the Company or its officers and representatives which have as their purpose forcing the resignation of the Executive or preventing him from performing his duties and responsibilities pursuant to this Agreement;

(iii) a material breach by the Company of any material provision of this Agreement, provided that failure of the Company to pay any amount, or to provide any benefit, the pursuant to the provision of Articles 3 and 4 hereof shall be deemed to be a material breach by the Company of a material provision of this Agreement and shall provide the Executive the right to terminate his employment under this Agreement. If a ground for termination under this Section 2(c) is amenable to cure, the Executive shall provide the Company with written notice describing the nature of the ground for termination. If the Company cures the same within thirty (30) days after receiving such notice, there shall be no termination for Good Reason; or

(d) In the event the principal office of the Company is located more than 30 miles from the city limits of Wayne, Pennsylvania, the Executive, at his option, shall be permitted to perform from his home those of his functions that would otherwise be performed at the Company’s principal office.

3.	COMPENSATION

(a) Annual Salary. The Company agrees to pay the Executive, and the Executive agrees to accept, in payment for services to be rendered by the Executive hereunder, a base salary of $395,000 per annum (the “Annual Salary”). The Annual Salary shall be payable in equal periodic installments, not less frequently than monthly, less such sums as may be required to be deducted or withheld under the provisions of federal, state or local law. The Company agrees to review the Annual Salary on or around January 1st of each calendar year (or such other time as the Company and the Executive mutually agree), commencing on or about January 1, 2008, for adjustment based on the Executive’s performance; provided, however that no such adjustment shall be effective to reduce the Annual Salary below $395,000 per annum. Notwithstanding anything to the contrary set forth in this Agreement, the Executive’s total compensation from the Company and its subsidiaries (including their predecessors) for calendar year 2006 (including amounts reported on Form 1099) shall not exceed $450,000. In the event the Executive total compensation for calendar year 2006 exceeds $450,000, then the Company shall withhold from the Executive future payments of the Annual Salary in an amount equal to the amount by which the Executive’s total compensation for 2006 exceeds $450,000.

(b) Incentive Compensation Plan. The compensation committee of the Board, in its discretion, may pay an additional incentive compensation payment to include cash bonuses, stock options and restricted stock.

3

4.	FRINGE BENEFITS; REIMBURSEMENT OF EXPENSES, ETC

(a) The Executive shall be entitled to six weeks of paid vacation per year, as well as paid holidays and sick leave benefits in accordance with the Company’s policies for executive employees.

(b) The Executive and/or his family shall be entitled to medical and disability insurance from the Company in accordance with the Company’s policies for employees, provided Executive’s Blue Cross/Blue Shield health insurance coverage and dental coverage shall remain consistent with the Company’s current policies. Such coverage shall be paid for by the Company. If this Agreement is terminated (x) by the Executive for Good Reason or (y) by the Company for other than Cause, the Company and any of its successors and assigns shall provide to the Executive similar medical coverage to that described above, at the expense of the Company during the period that the Executive or his beneficiaries are eligible to receive benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).

(c) The Company agrees to continue to pay the premiums on the existing $1,500,000 term life insurance policy issued by American Family Life Insurance Company on the Executive’s life.

(d) The Company agrees to provide an automobile allowance of up to $1,600 per month for the Executive’s benefit. In addition, the Company shall pay directly or reimburse the Executive for the automobile insurance premiums for the Executive’s automobile.

(e) The Company agrees to pay, or promptly reimburse the Executive for, all reasonable business expenses (including, without limitation, any costs of private counsel or investigators, incurred in connection with representation of the Executive relating to audits, inquiries, regulatory reviews or any similar matters of the Company); provided, however that the Executive furnishes appropriate documentation for such expenses in accordance with the Company’s practices and procedures.

(f) The Executive shall be entitled to participate in those retirement plans, both defined contribution and defined benefit, qualified and non-qualified, as are then currently available to the Company’s executive employees and such new retirement plans, if any, as may be adopted by the Company from time to time.

5.	TERMINATION BENEFITS

In addition to the benefits described under this Agreement that survive the termination of this Agreement, the following benefits will be paid on account of the termination of this Agreement for the following reasons:

(a) Upon termination of this Agreement by the Company for Cause pursuant to Section 2(b), or by the Executive for other than Good Reason or upon the Executive’s death, the Company shall pay to the Executive immediately after the date of termination an amount equal to the sum of the Executive’s accrued base salary; and

4

(b) Upon termination of this Agreement (i) by the Company for other than Cause or (ii) by the Executive for Good Reason, (A) the Company shall pay to the Executive immediately after the date of termination an amount which is equal to the Executive’s base salary for twelve (12) months, and (B) the benefits described in Sections 4(b), (c) and (d) shall be continued for a period of twelve (12) months following such termination; provided, however, that such payment shall be postponed for six months to the extent necessary in order to comply with Section 409(A)(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended, including as it may be amended as of such time.

(c) The Company’s obligations under this Section 5 shall survive termination of this Agreement.

6.	NON-COMPETITION

(a) The Executive acknowledges that:

(i) He was an officer and director of Specialty Surfaces International, Inc. (“Specialty”) and a shareholder of Specialty.

(ii) He has, on behalf of and for the benefit of Specialty, (a) developed substantial relationships with those individuals and entities whose assistance, guidance and services have been critical to the successful development of Specialty’s business, (b) had significant contacts with Specialty’s suppliers, customers, agents and affiliates and those persons and entities which have been a contractual relationship with Specialty, all of whom have been a significant source of the goodwill of Specialty, (c) had supervisory authority over a number of Specialty’s employees whose services, as performed for Specialty’s suppliers, customers, agents and affiliates, have been another significant source of the goodwill of Specialty and (d) developed an intimate familiarity with trade secrets and (ii) other confidential business and proprietary information of Specialty that does not qualify as trade secrets.

(iii) During the course of his employment by the Company, he will (a) have substantial relationships with those individuals and entities whose assistance, guidance and services are and will be critical for the successful development and operation of the Company’s business, (b) have significant contacts with the Company’s suppliers, customers, agents and affiliates and those persons and entities which have a contractual relationship with the Company, all of whom are and will be a significant source of the goodwill of the Company, (c) have supervisory authority over a number of the Company’s employees whose services as performed for the Company’s suppliers, customers, agents and affiliates are and will be another significant source of the goodwill of the Company and (d) become familiar with the Company’s trade secrets (in addition to those of Specialty) and other confidential business and proprietary information of the Company that does not qualify as trade secrets.

(iv) The goodwill of those with whom the Company has business relationships, the goodwill generated by the Company’s other employees and the Company’s rights with respect to its proprietary information are legitimate proprietary interests of the Company which the Company is entitled to protect.

5

(v) The Company’s business is highly competitive.

(vi) The goodwill of the Company and its affiliates and the patronage of the Company’s clients constitute a substantial asset of the Company, which pursuant to the Agreement and Plan of Merger dated as of the date of this Agreement (the “Merger Agreement”) among the Company, Millstream Merger Sub II, Inc. and Specialty was acquired by the Company, and the Executive, as an executive of the Company, will be exposed to and as to which the Executive will acquire substantial knowledge.

(b) Covenant Not to Compete. In consideration of the Company’s execution of, and closing of the transactions contemplated by, the Merger Agreement and the Company’s execution of the Employment Agreement, the Executive agrees as follows:

(i) During the term of this Agreement and for a period of three years following the termination of this Agreement (the “Restricted Period”) in the Commonwealth of Pennsylvania and in each other state or foreign country in which the Company does business during the term of this Agreement (the “Restricted Area”), the Executive will not, individually or in conjunction with others, directly or indirectly, engage, other than through the Company and/or its affiliates, or assist in any manner others in engaging, in any part of any business which competes directly or indirectly with the Company, whether as an officer, director, proprietor, employer, partner, independent contractor, employee, shareholder, investor (other than as a holder solely as an investment of less than two percent of the outstanding capital stock of a publicly-traded corporation), consultant, advisor, agent or otherwise; provided, however, that the foregoing shall not prohibit the Executive from retaining his minority ownership interest in Stockton Sport Surfaces (“SSS”) as long as the business of SSS is limited solely to the design, building and surfacing of tennis courts and shuffleboard courts and related facilities (but not tracks or fields); provided, however, that SSS shall not perform work on any tracks or fields without the Company’s prior written consent, which may be withheld in its sole discretion, and, except with respect to tennis courts and shuffleboard courts and related facilities (but not tracks or fields), SSS shall not compete in any business in which the Company engages during the term of this Agreement or during the Restricted Period.

(ii) During the Restricted Period and within the Restricted Area, the Executive will not (a) directly or indirectly recruit, solicit or otherwise influence any employee or agent of the Company or its affiliates to discontinue such employment or agency relationship with the Company and/or its affiliates, or (b) employ or seek to employ, or cause or permit (insofar as it is in his control to do so) any business or entity which competes directly or indirectly with the Company or any of its affiliates to employ or seek to employ for any business any person who is then (or was at any time within six months prior to the date the Executive or the competing business employs or seeks to employ such person) employed by the Company or any of its affiliates.

6

(iii) During the Restricted Period and within the Restricted Area, the Executive will not, directly or indirectly, compete with or harm the Company or any of its affiliates by soliciting, inducing or influencing any persons which have a business relationship with the Company and/or any of its affiliates at any time during the Restricted Period to discontinue or reduce the extent of such relationship with the Company and/or its affiliates.

(iv) During the Restricted Period the Executive will not interfere with, or disrupt or attempt to disrupt any present or prospective relationship, contractual or otherwise, between the Company and/or any of its affiliates and any customer, supplier, employee or agent of the Company and/or any of its affiliates, or anyone who was such within the one year period before the time of termination of the Executive’s employment.

7.	ENTIRE AGREEMENT

This Agreement contains the entire understanding between the parties hereto and supersedes all other oral and written agreements or understandings between them. All previous oral or written agreements between the parties hereto shall be deemed to have been completely fulfilled by both parties and shall be superseded by this Agreement. No modification or addition hereto or waiver or cancellation of any provision shall be valid except by a writing signed by the party to be charged therewith.

8.	SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their heirs, successors, assigns and personal representatives. As used herein, the successors of the Company shall include, but not be limited to, any successor by way of merger, consolidation, sale of all or substantially all of its assets, or similar reorganization. In no event may Executive assign any duties or obligations under this Agreement. It is expressly agreed for purposes of this Agreement that the spouse and children of the Executive shall be third-party beneficiaries of the Executive under this Agreement and shall be entitled to enforce the rights of the Executive hereunder in the event of the Executive’s death or disability.

9.	CONTROLLING LAWS

The validity and construction of this Agreement or of any of its provisions shall be determined under the laws of the Commonwealth of Pennsylvania, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania. The invalidity or unenforceability of any provision of this Agreement shall not affect or limit the validity and enforceability of the other provisions hereof.

10.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

7

11.	HEADINGS

The headings herein are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

12.	INDEMNIFICATION

The Company shall indemnify and hold the Executive harmless from and against all claims, investigations, actions, awards and judgments, including costs and attorneys’ fees, incurred by the Executive in connection with acts or decisions made by the Executive in good faith in his capacity as either a director or as an officer of the Company, so long as the Executive reasonably believed that the acts or decisions were in the best interests of the Company. The Company further agrees to retain and pay the fees and costs of counsel selected by the Executive to represent him in any action or proceeding covered by this indemnification. The Company shall not settle any claim or action or pay any award or judgment against the Executive without the Executive’s prior written consent, which shall not be unreasonably withheld. The Company may obtain coverage for the Executive under an insurance policy covering the directors and officers of the Company against claims set forth herein if such coverage is possible at a reasonable cost, provided, however, it is understood and agreed that the Company’s obligation to indemnify the Executive as set forth in this Section 12 shall not be affected by the Company’s ability or inability to obtain insurance coverage.

13.	NOTICES

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Company:

Arthur Spector

435 Devon Park Drive

Building 400

Wayne, PA 19087

Telecopy No.: (484) 229-0080

with a copy to:

Marc Walinsky

435 Devon Park Drive

Building 400

Wayne, PA 19087

Telecopy No.: (610) 254-9617

8

and

Broad and Cassel

One Biscayne Tower, 21st Floor

2 South Biscayne Boulevard

Miami, FL 33131

Attention: A. Jeffry Robinson, P.A.

Telecopy No.: (305) 373-9443

if to Julicher:

Henry A. Julicher

534 Brighton Way

Valley Forge, PA 19460

Telecopy No.: (610) 983-9816

with a copy to:

Special Surfaces International, Inc.

1200 Liberty Ridge Drive, Suite 100

Wayne, PA 19087

Attn: Henry A. Julicher

Telecopy No.: (484) 351-0119

14.	MERGER AGREEMENT

The parties acknowledge that the Company has entered into the Merger Agreement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall become effective upon the Effective Time (as defined in the Merger Agreement); provided, however if the Merger Agreement is terminated in accordance with Article VIII thereof, then this Agreement shall terminate and be of no further force and effect as if this Agreement was never executed and delivered.

15.	SPRINTURF, INC.

The Executive covenants and agrees that during the five year period commencing on the Effective Date (as defined in the Merger Agreement), upon the request of the Company, the Executive will promptly convey to the Company or its designee all of his right, title and interest in and to the capital stock of (and any other ownership interest in) Sprinturf, Inc., a Pennsylvania corporation.

[SIGNATURES ON FOLLOWING PAGE]

9

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year first above written.

WITNESS:	MILLSTREAM II ACQUISITION CORPORATION
	By:	/s/ Arthur Spector

Arthur Spector Chairman, Chief Executive Officer and President

WITNESS:
	By:	/s/ Henry A. Julicher

Henry A. Julicher

10

Back to Contents

Annex F

GOVERNANCE AGREEMENT, dated as of August 11, 2006 (this “Agreement”) among MILLSTREAM II ACQUISITION CORPORATION (to be renamed Sprinturf Corporation at the Effective Time), a Delaware corporation (the “Company”), Henry A. Julicher (“H. Julicher”), Margit Julicher (“M. Julicher,” and collectively with H. Julicher, the “Julichers”) and Arthur Spector (“Spector”).

Preliminary Statements

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), among the Company, Millstream II Merger Sub, Inc., a Pennsylvania company and a wholly owned subsidiary of the Company, and Specialty Surfaces International, Inc., a Pennsylvania corporation;

WHEREAS, at the Effective Time (as defined in the Merger Agreement), M. Julicher will own 42.66% of the issued and outstanding shares of common stock, par value $0.000l per share, of the Company (the “Common Stock”) without giving effect to the exercise or conversion of any warrants or options issued by the Company;

WHEREAS, at the Effective Time, Spector will own 4.07% of the issued and outstanding Common Stock of the Company without giving effect to the exercise or conversion of any warrants or options issued by the Company; and

WHEREAS, the Company, the Julichers and Spector desire to establish in this Agreement certain terms and conditions concerning the corporate governance of the Company after the Effective Time and certain other matters.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definition of Certain Terms Used Herein. As used herein, the following terms shall have meanings specified below:

“Affiliate” shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person. For the purposes of this definition, “control” when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“AMEX” shall mean the American Stock Exchange LLC.

“Applicable Exchange” shall mean Nasdaq, the NYSE, the AMEX or any other stock exchange, as the case may be, if the Common Stock is then traded on Nasdaq, the NYSE, the AMEX or such other stock exchange, and shall mean none of Nasdaq, the NYSE, the AMEX or any other stock exchange if the Common Stock is not then traded on Nasdaq, the NYSE, the AMEX or any other stock exchange.

“Beneficial Owner,” “beneficially own” or “beneficially owned” shall have the meanings assigned to such terms in Rule 13d-3 under the Exchange Act.

“Board of Directors” shall mean the Board of Directors of the Company.

“Class I,” “Class II” and “Class III” shall mean Class I, Class II and Class III, respectively, of the Board of Directors, and “Class” shall mean any one of them.

“Company By-laws” shall mean the Amended and Restated By-laws of the Company, as amended from time to time.

“Company Charter” shall mean the Second Restated Certificate of Incorporation of the Company, as amended from time to time.

“Company Proxy Statement” shall mean the proxy statement or consent solicitation statement filed by the Company pursuant to the Exchange Act in connection with an Election Meeting.

“Directors” shall mean members of the Board of Directors.

“Election Meeting” shall mean (i) any annual or special meeting of the stockholders of the Company or (ii) any action by written consent of the stockholders of the Company, in either case where one or more directors are to be elected or removed.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Independent Director” shall mean a director or a person nominated for election as a director who is “independent” under the rules and regulations of the SEC and the Applicable Exchange.

“Julicher Director” shall mean any Julicher Nominee who is elected to the Board of Directors.

“Julicher Nominee” shall mean any person nominated by the Julichers for election to the Board of Directors.

“Liens” shall mean any pledges, claims, liens, charges, encumbrances or security interests of any kind or nature whatsoever.

“Nasdaq” shall mean The Nasdaq Stock Market, Inc.

“NYSE” shall mean The New York Stock Exchange, Inc.

“SEC” shall mean the United States Securities and Exchange Commission or another United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

“Shares” shall mean, with respect to a Stockholder, the shares of Common Stock owned by such Stockholder, including any shares of Common Stock acquired by such Stockholder after the date of this Agreement (including upon the exercise of warrants, rights or options). “Shares” shall also be deemed to include any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

2

“Spector Director” shall mean any Spector Nominee who is elected to the Board of Directors.

“Spector Nominee” shall mean any person nominated by Spector for election to the Board of Directors.

“Stockholders” shall mean M. Julicher and Spector.

1.2 Usage. The definitions in this Article 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references in this Agreement to Articles, Sections and Exhibits shall be deemed to be references to Articles, Sections and Exhibits of or to this Agreement, unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” regardless of whether such phrase so appears.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Stockholders that: (i) it is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement, to carry out the provisions hereof and to perform its obligations hereunder; (ii) the execution, delivery and performance by the Company of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company; and (iii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

2.2 Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company and to each other Stockholder that this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

ARTICLE 3

BOARD OF DIRECTORS

3.1 Composition of the Board of Directors. As of the Effective Time, the Board of Directors shall be initially comprised of five directors. On the Closing Date (as defined in the Merger Agreement), each of the Julichers and Spector will notify the other of the one person, in the case of the Julichers, and the four persons in the case of Spector, that it has selected as initial directors. Notwithstanding anything herein to the contrary, if the size of the Board of Directors is increased or decreased, the number of Julicher Nominees and Spector Nominees that the Julichers or Spector respectively, is entitled to include in the Company Proxy Statement pursuant to Section 3.2 shall increase or decrease accordingly.

3

3.2 Company Proxy Statement.

(a) (1) With respect to the Election Meeting at which Class III directors are to be elected, the Julichers shall have the right to include one Julicher Nominee in the Company Proxy Statement with respect to the election of the Class III directors.

(2) With respect to each of the Election Meeting at which Class I directors and Class II directors are to be elected, Spector shall have the right to include two Spector Nominees for each of Class I and Class II in the Company Proxy Statement.

(b) With respect to each of the Election Meeting, the Company shall include the appropriate number of the Julicher Nominee and Spector Nominees in the Company Proxy Statement, in accordance with Section 3.2(a).

(c) The Company shall cause each Julicher Nominee and Spector Nominee included in the Company Proxy Statement to be included in management’s slate of nominees for such Election Meeting.

(d) The Julichers or Spector shall be entitled to remove any Julicher Director or Spector Director, respectively (a “Requested Removal”). The Company shall prepare and file a Company Proxy Statement relating to such Requested Removal and the Julichers or Spector shall be permitted to include in the Company Proxy Statement relating to such Requested Removal a replacement Julicher Nominee or Spector Nominee, respectively.

3.3 Resignation and Removal of Directors. In the event that a Julicher Director or a Spector Director shall resign, retire, be removed, die or no longer be able to serve (for whatever reason) prior to the expiration of the term of the Class to which such director was elected, then (A) if such director shall be a Julicher Director, then the Julichers shall have the exclusive right to designate an individual to fill such vacancy and the entire Board of Directors shall fill such vacancy with such person, and (B) if such director shall be a Spector Director, then Spector shall have the exclusive right to designate an individual to fill such vacancy and the entire Board of Directors shall fill such vacancy with such person. The term of any director elected to fill a vacancy shall expire at the end of the term of the Class for which such director’s predecessor was elected.

3.4 Solicitation and Voting of Shares.

(a) In connection with each Election Meeting, the Company shall use its reasonable best efforts to solicit from the stockholders of the Company eligible to vote for the election of directors proxies in favor of the Julicher Nominee and Spector Nominees included the Company Proxy Statement in accordance with Section 3.2.

(b) At each Election Meeting, each Stockholder hereby agrees (x) if any annual or special meeting of the stockholders of the Company is held, to appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (y) to vote or to act by written consent with respect to (or cause to be voted or acted upon by written consent), (i) all Shares for which such Stockholder thereof is the record holder or beneficial owner at the time of such vote or action by written consent and (ii) all Shares as to which such Stockholder thereof at the time of such vote or action by written consent has voting control, in each case:

4

(1) In favor of all of the Julicher Nominee and Spector Nominees (or, if applicable, in favor of a Requested Removal of any Julicher Director or Spector Director) that are included in the Company Proxy Statement; and

(2) Against (i) the election of any person or persons nominated in opposition to the Julicher Nominee or Spector Nominees or (ii) the removal (other than a Requested Removal) of the Julicher Director or Spector Directors.

(c) In any other matter submitted to a vote of the stockholders of the Company, each Stockholder may vote any or all of its Shares in its sole discretion.

3.5 Committees. Subject to the general oversight and authority of the Board of Directors under applicable law, the Board of Directors shall establish, empower and maintain (i) an audit committee, which shall consist of three (3) Independent Directors and (ii) a compensation committee, which shall initially consist of three (3) Independent Directors.

3.6 Certain Actions. Each Stockholder agrees that it will, and will cause its subsidiaries and Affiliates to, take all action as a stockholder of the Company or as is otherwise within its control as are necessary to give effect to the provisions of this Agreement and to perform, pay and satisfy all of their respective obligations and liabilities hereunder as and when due.

ARTICLE 4

OFFICERS

As of the Effective Time, the Board of Directors shall elect Spector as Chief Executive Officer of the Company. Spector shall serve as Chief Executive Officer unless he earlier resigns or is unable to serve.

ARTICLE 5

COVENANTS

The Company and the Board of Directors shall take or cause to be taken all lawful action necessary to ensure a all times that the Company Charter and Company By-laws of the Company are not at any time inconsistent with the provisions of this Agreement.

ARTICLE 6

TERM OF AGREEMENT

This Agreement shall become effective upon the occurrence of the Effective Time; provided, however that if the Merger Agreement is terminated in accordance with its terms, then this Agreement shall terminate and be of no further force or effect as if this Agreement were never executed and delivered. This Agreement shall terminate five years from the Effective Time.

5

ARTICLE 7

MISCELLANEOUS PROVISIONS

7.1 Specific Performance. The parties hereto hereby declare that irreparable damage would occur as a result of the failure of any party hereto to perform any of its obligations under this Agreement in accordance with the specific terms hereof. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law. The right to specific performance should be in addition to any other remedy to which a party hereto may be entitled at law or in equity.

7.2 Conflicts and Inconsistent Agreements. Each of the Stockholders and the Company shall take all action necessary, including but not limited to the voting of capital stock of the Company, to ensure that the certificate of incorporation and by-laws of the Company and the certificates of incorporation and by-laws or other governing documents of the Company’s subsidiaries are consistent with, and do not conflict with, the terms of this Agreement. Neither the Company nor any Stockholder shall enter into any agreement inconsistent with the terms of this Agreement.

7.3 Complete Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the matters referred to herein.

7.4 Amendment. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and each of the Stockholders.

7.5 Successors; Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including by operation of law, by any Stockholder without the prior written consent of the Company. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

7.6 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of- pocket expenses, including legal fees and expenses, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

7.7 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid telex, cable or telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows (or at such other address, telephone number and fax number as a party shall notify each other party hereto):

6

(i)	if to the Company before the Effective Time:

Millstream II Acquisition Corporation

c/o Arthur R. Spector

435 Devon Park Drive

Building 400

Wayne, PA 14087

Attention: Chairman, Chief Executive Officer and President

Telecopy No.: (484) 229-0080

with a copy to:

Broad and Cassel

One Biscayne Tower, 21st Floor

2 South Biscayne Boulevard

Miami, FL 33131

Attention: A. Jeffry Robinson, Esq.

Telecopy No.: (305) 995-6402

(ii)	if to the Company on or after the Effective Time:

Arthur R. Spector

435 Devon Park Drive

Building 400

Wayne, PA 14087

Telecopy No.: (484) 229-0080

with a copy to:

Klehr, Harrison, Harvey, Branzhurg & Ellers LLP

260 South Broad Street, Suite 400

Philadelphia, PA 19102-5003

Attention:	Barry J. Siegel, Esq.
Telecopy No.:	(215) 568-6603

7

(iii)	if to the Julichers:

Henry A. Julicher and Margit Julicher

534 Brighton Way

Valley Forge, PA 19460

Telecopy No.	(610) 983-9816

with a copy to:

Special Surfaces International, Inc.

1200 Liberty Ridge Drive, Suite 100

Wayne, PA 19087

Attn: Henry A. Julicher

Telecopy No.	(484) 351-0119
(iv)	if to Spector:

Arthur Spector

435 Devon Park Drive

Building 400

Wayne, PA 14087

with a copy to:

Broad and Cassel

One Biscayne Tower, 21st Floor

2 South Biscayne Boulevard

Miami, FL 33131

Attention: A. Jeffry Robinson, Esq.

Telecopy No.: (305) 995-6402

7.8 Interpretation; Exhibits and Schedules. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in fill herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement.

7.9 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each, of the parties and delivered to the other party.

7.10 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, then (i) such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstance and (ii) the parties hereto agree to amend this Agreement so as to replace the invalid, illegal or unenforceable provisions with valid provisions, the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8

7.11 Governing Law. This Agreement and all actions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to any conflict of laws principles.

7.12 Submission to Jurisdiction. Any and all suits, legal actions or proceedings arising out of this Agreement shall be brought in the Superior Court or the Court of Chancery of the State of Delaware or the United States District Court for the District of Delaware or in the Common Pleas Court of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania and each party hereby submits to and accepts the exclusive jurisdiction of such courts for the purpose of such suits, legal actions or proceedings. In any such suit, legal action or proceeding, each party waives personal service of any summons, compliant or other process and agrees that service thereof may be made by certified or registered mail directed to it at its address set forth in the books and records of the company. To the fullest extent permitted by law, each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue or any such suit, legal action or proceeding in any such court and hereby further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inconvenient forum.

7.13 Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party (i) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7.13.

7.14 No Waiver of Rights. No failure or delay on the part of any party in the exercise of any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude other or further exercise thereof or of any other right or power. The waiver by any party or parties hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. All rights and remedies existing under this Agreement are cumulative and are not exclusive of any rights or remedies otherwise available.

9

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

MILLSTREAM II ACQUISITION CORPORATION
By:	/s/Arthur Spector

Arthur Spector
Chairman, Chief Executive Officer and President
/s/ Henry A. Julicher

Henry A. Julicher
/s/ Margit Julicher

Margit Julicher
/s/ Arthur Spector

Arthur Spector

10

Back to Contents

Annex G

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 11, 2006 (this “Agreement”), by and among MILLSTREAM II ACQUISITION CORPORATION (to be renamed Sprinturf Corporation at the Effective Time), a Delaware corporation (the “Company”), and Margit Julicher (“Julicher” or the “Stockholder”).

WHEREAS, the Company has entered into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”), among the Company, Millstream II Merger Sub, Inc., a Pennsylvania company and a wholly owned subsidiary of the Company, and Specialty Surfaces International, Inc., a Pennsylvania corporation;

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) the Company shall issue to Julicher, among other things, 4,166,666 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to the terms and provisions of the Merger Agreement; and

WHEREAS, the Stockholder and the Company desire to enter into this Agreement to provide the Stockholder with certain rights relating to the registration of shares of the Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Demand Registration” is defined in Section 2.1.1.

“Demand Suspension Event” is defined in Section 3.1.1.

“Demanding Stockholder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Existing Holders” shall mean the investor parties (other than the Company) listed on the signature pages to the Existing Registration Rights Agreement.

“Existing Registration Rights Agreement” shall mean the Registration Rights Agreement dated as of December 17, 2004 among the Company and the investor parties listed on the signature pages thereto.

1

“Existing Registrable Securities” shall mean the Registrable Securities (as defined in the Existing Registration Rights Agreement) owned by the Existing Holders.

“Form S-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger” shall have the meaning assigned to such term in the Merger Agreement.

“Notices” is defined in Section 6.3.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” mean any shares of Common Stock held by the Stockholder (or any of her successors or assigns). Registrable Securities also include any shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities may be sold under Rule 144(k) without any volume or time limitations.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or theft successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Stockholder Indemnified Party” is defined in Section 4.1.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2

 2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time on or after the Effective Time, the Stockholder may make a written demand for registration (a “Demand Registration”) under the Securities Act of the sale of all or part of its Registrable Securities. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof, provided, however, such intended method shall not include a distribution through an underwritten offering unless agreed to by the Company in its sole and absolute discretion, and shall cover securities that have an aggregate price to the public of at least $1,000,000. The Company shall not be obligated (A) to effect more than three (3) Demand Registrations under this Section 2.1.1 in respect of Registrable Securities or (B) to effect any Demand Registration within three months after the effective date of a registration statement relating to any underwritten offering of Common Stock (including any such offering effected pursuant to a Demand Registration hereunder).

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Stockholder thereafter elects to continue the offering.

2.1.3 Reduction of Offering. In the event the Stockholder and the Company agree that the Demand Registration is to be effected through an underwritten offering and the managing Underwriter or underwriters advises the Company and the Stockholder in writing that the dollar amount of number of shares of Registrable Securities which the Stockholder desires to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum, dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Stockholder that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

3

 2.1.4 Withdrawal. If (i) the Stockholder disapproves of the terms of any underwriting, (ii) the Stockholder is not entitled to include all of its Registrable Securities in any offering, (iii) a Demand Suspension Event occurs after a Demand Request but before the Registrable Securities covered by such Demand Request are sold, transferred, exchanged or disposed in accordance with such Demand Request or (iv) if the Company has breached its obligations hereunder, then in any of such cases the Stockholder may elect to withdraw from such offering by giving written notice to the Company and the Underwriter of its request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the Stockholder withdraws from the proposed offering relating to a Demand Registration in accordance with the previous sentence, then such registration shall not count as a Demand Registration provided for in Section 2.1.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time on or after the Effective Time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or by shareholders of the Company for their own account, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the Stockholder as soon as practicable but in no event less than thirty (30) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the Stockholder in such notice the opportunity to register the sale of such number of shares of Registrable Securities as the Stockholder may request in writing within seven (7) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If the Stockholder proposes to distribute its securities through a Piggy-Back Registration that involves an Underwriter or Underwriters, the Stockholder shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. Piggyback Registrations effected under this Section 2.2.1 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

4

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Stockholder in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Stockholder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration: (i) if the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities and Existing Registrable Securities as to which registration has been requested by the Stockholders under this Section 2.2 and the Existing Holders pursuant to Section 2.2 of the Existing Registration Rights Agreement (pro rata (x) with respect to Registrable Securities owned as of the Effective Time and Existing Registrable Securities owned as of the date hereof, in accordance with 42% being allocated to the Stockholder and 58% to the Existing Holders and (y) with respect to Registrable Securities acquired after the Effective Time or Existing Registrable Securities acquired after the date hereof, in accordance with the number of shares of Common Stock which such Stockholder and Existing Holders have actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such Stockholder and Existing Holders have the right to request such inclusion); and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing (A) and (B), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares; and (ii) if the registration is a “demand” registration undertaken at the demand of persons other than the Stockholder pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities and Existing Registrable Securities as to which registration has been requested by the Stockholder under this Section 2.2 and the Existing Holders pursuant to Section 2.2 of the Existing Registration Rights Agreement (pro rata in accordance with the number of shares of Registrable Securities and Existing Registrable Securities held by such Stockholders and Existing Holders, respectively, regardless of the number of shares of Registrable Securities and Existing Registrable Securities with respect to which such Stockholder and Existing Holders, respectively, have the right to request such inclusion); and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any stockholder may elect to withdraw its request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by a Stockholder in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3 Registrations on Form S-3. The Stockholder may at any time and from time to time, without limitation as to the aggregate number of such requests, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly effect the registration of all or such portion of the Stockholder’s Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the Stockholder propose to sell Registrable Securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

5

 2.4 Lock-Up. Notwithstanding anything herein to the contrary, until the expiration of the 180-day period following the Effective Time, the Stockholder shall not be permitted to sell, transfer or dispose (x) any of the shares of Common Stock received by them pursuant to the Merger Agreement (the “Merger Securities”). In each of the next three succeeding 180-day periods, Stockholder may, at any time during such period, sell up to 25% of the Merger Securities originally received by her pursuant to the Merger Agreement, including by way of exercising any rights she may have pursuant to this Agreement. The restrictions on transfer contained in this Section 2.4 shall terminate on the earlier to occur of (i) the second anniversary of the Effective Time or (ii) the consummation of a merger, consolidation, share exchange, business combination, liquidation, dissolution, recapitalization, reorganization, or other similar transaction involving the Company where the Common Stock converted into other securities, cash or other property.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall, as expeditiously as, possible and in any event within ninety (90) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.1; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days (a “Demand Suspension Event”), and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the Stockholder a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; provided, further, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus (or any amendment or supplement thereto), furnish without charge to the Stockholders holding Registrable Securities included in such registration, and Stockholders’ legal counsel, copies of such Registration Statement as proposed, to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the Stockholder holding Registrable Securities included in such registration, and the Stockholder’s legal counsel, may request in order to facilitate the disposition of the sale of Registrable Securities owned by such Stockholders.

6

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two business days after such filing, notify the Stockholder holding Registrable Securities included in such Registration Statement of such filing, and shall further notify the Stockholder promptly and confirm such notification in writing in all events within two business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Stockholder holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Stockholder holding Registrable Securities included in such Registration Statement and to her legal counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Stockholders and her legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which any such Stockholder and her legal counsel shall object.

3.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Stockholder holding Registrable Securities included in such Registration Statement (in light of her intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Stockholder holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to quality but for this Section or subject itself to taxation in any such jurisdiction.

7

 3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Stockholder holding Registrable Securities included in such Registration Statement. No Stockholder holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to the Stockholder’s authority, title to Registrable Securities, lack of conflict of such sale with the Stockholder’s material agreements, and with respect to written information relating to the Stockholder that the Stockholder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. The Company shall make available for inspection by the Stockholder holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, any accountant or other professional retained by the Stockholder or Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions. The Company shall furnish to the Stockholder holding Registrable Securities included in such Registration Statement, at any time that the Stockholder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

8

 3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each Stockholder holding Registrable Securities included in such Registration Statement shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Stockholder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, the Stockholder will deliver to the Company all copies, other than permanent file copies then in the Stockholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s expenses (including, without limitation all sales and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by the Stockholders. Additionally, in an underwritten offering, all selling shareholder and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The Stockholder shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

9

 4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Stockholder, and each of her employees, affiliates; partners, stockholders, attorneys and agents, and each person, if any, who controls the Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Stockholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Stockholder Indemnified Party for any legal and any other expenses reasonably incurred by such Stockholder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by the Stockholder expressly for use thereunder. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1

4.2 Indemnification by the Stockholder. The Stockholder will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such Stockholder, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other person, if any, who controls such the Company or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement; or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Stockholder expressly for use therein, and shall reimburse the Company, its directors and officers, and each the controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. The Stockholder’s indemnification obligations hereunder shall be limited to the amount of any net proceeds actually received by the Stockholder,

10

 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which (indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall; if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such t person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Stockholder shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Stockholder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

11

 5. REPRESENTATION OF JULICHER. Julicher hereby represents and warrants to the Company that:

5.1 Purchase Entirely for Own Account. She will acquire the Shares for her own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

5.2 Restricted Securities. She understands and acknowledges that the Shares have not been registered under the Securities Act or any other applicable securities laws, are being offered in a transaction not requiring registration under the Securities Act, and are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this regard, she acknowledges that the stock certificate representing the Shares will contain a legend regarding these restrictions.

5.3 Disclosure of Information. She has received and reviewed all the information that she has requested relating to the Company and has had an opportunity to ask questions and receive answers from the Company regarding her ownership of the Shares.

5.4 Investment Risk. She is able to bear the risks of an investment in the Shares for an indefinite period of time and has no need for liquidity in such investment.

5.5 Residence. She resides in the state identified in the address of set forth on the signature page of this Agreement.

5.6 No General Solicitation. She has not received any general solicitation or general advertising (including any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, in electronic form, or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising) concerning the Company or the Shares, nor is she aware that any such solicitation or advertising was received by anyone else.

6. RULE 144 INFORMATION

The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act may be amended from time to time or any similar Rule or regulation after adopted b the Commission.

7. MISCELLANEOUS.

7.1 Other Registration Rights. The Company represents and warrants that no person has any right to require the Company to register any shares of the Company’s capital stock (or securities convertible or exercisable into shares of the Company’s capital stock) for sale or to include shares of the Company’s capital stock (or securities convertible or exercisable into shares of the Company’s capital stock) in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person, other than pursuant to the Existing Registration Rights Agreement.

12

 7.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Stockholder hereunder may be freely assigned or delegated, in whole or in part, without the consent of the Company, by Stockholder in conjunction with any transfer of Registrable Securities by such Stockholder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Stockholder or of any assignee of the Stockholder. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 7.2.

7.3 Notices. All notices, requests, claims, demands. and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(1)	if to the Company before the Effective Time:

Millstream II Acquisition Corporation

c/o Arthur R. Spector

435 Devon Park Drive

Building 400

Wayne, PA 14087

Attention:	Chairman, Chief Executive Officer and President
Telecopy No.:	(484) 229-0080

13

with a copy to:

Broad and Cassel

One Biscayne Tower, 21st Floor

2 South Biscayne Boulevard

Miami, FL 33131

Attn:	A. Jeffry Robinson, Esq.
Telecopy No.:	(305) 995-6402
(ii)	if to the Company on or after the Effective Time:

Arthur R. Spector

435 Devon Park Drive

Building 400

Wayne, PA 14087

Telecopy No.:	(484) 229-0080

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers LLP

260 South Broad Street

Philadelphia, PA 19102

Attention:	Barry J. Siegel, Esq.
Telecopy No.:	(215) 568-6603
(iii)	if to Stockholder:

Margit Julicher

534 Brighton Way

Valley Forge, PA 19460

Telecopy No.:	610-983-9816

with a copy to:

Special Surfaces International, Inc.

1200 Liberty Ridge Drive, Suite 100

Wayne, PA 19087

Attn:	Henry A. Julicher
Telecopy No.:	(484)351-0119

7.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may possible and be valid and

7.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

14

7.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

7.7 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

7.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

7.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

7.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Stockholder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

7.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed within the Commonwealth of Pennsylvania, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

7.12 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether on contract, ) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.

7.13 Effective Time. Notwithstanding anything in this Agreement to the contrary, this Agreement shall become effective upon the Effective Time; provided, however if the Merger Agreement is terminated in accordance with Article VIII thereof, then this Agreement shall terminate and be of no further force and effect.

[SIGNATURES ON FOLLOWING PAGE]

15

 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Millstream II Acquisition Corporation
By:	/s/ Arthur Spector

Arthur Spector Chairman, Chief Executive Officer and President

/s/ Margit Julicher

Margit Julicher
Address: 534 Brighton Way
Valley Forge, PA 19460

16

Back to Contents

Annex G-1

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into as of the 15th day of November, 2006, between MILLSTREAM II ACQUISITION CORPORATION (to be renamed Sprinturf Corporation at the Effective Time), a Delaware corporation (the “Company”), and Margit Julicher (“Julicher” or the “Stockholder”)

WHEREAS, the Company and Julicher entered into a Registration Rights Agreement dated as of August 11, 2006 (the “Registration Rights Agreement”), pursuant to which the Company agreed to grant Julicher certain registration rights with respect to shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); and

WHEREAS, the Company and Julicher wish to amend certain terms of the Registration Rights Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.      Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the meanings as set forth in the Registration Rights Agreement.

2.      The following definitions are hereby added to Section 1 of Registration Rights Agreement.

“Delayed Merger Securities” means up to 2,000,000 shares of Common Stock issuable to Julicher as Delayed Stock Consideration pursuant to the terms of Merger Agreement.

“Initial Merger Securities” means the 1,500,000 shares of Common Stock initially received by Julicher pursuant to the terms of the Merger Agreement.

“Issue Date” means, with respect to any Delayed Merger Securities, the date such Delayed Merger Securities are issued to Julicher.

“Merger Agreement” means the Agreement and Plan of Merger dated August 11, 2006, as amended on November 15, 2006 among the Company, Millstream II Merger Sub, Inc. and Specialty Surfaces International, Inc.

3.      Section 2.2.2 of the Registration Rights Agreement is deleted in its entirety and replaced with the following text:

“Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Stockholder in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Stockholder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration: (i) if the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities and Existing Registrable Securities as to which registration has been requested by the Stockholders under this Section 2.2 and the Existing Holders pursuant to Section 2.2 of the Existing Registration Rights Agreement (pro rata (x) with respect to Registrable Securities owned as of the Effective Time and Existing Registrable Securities owned as of the date hereof, in accordance with 21% being allocated to the Stockholder and 79% to the Existing Holders and (y) with respect to Registrable Securities acquired after the Effective Time or Existing Registrable Securities acquired after the date hereof, in accordance with the number of shares of Common Stock which such Stockholder and Existing Holders have actually requested to be

G-1-1

Back to Contents

included in such registration, regardless of the number of shares of Common Stock with respect to which such Stockholder and Existing Holders have the right to request such inclusion); and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing (A) and (B), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares; and (ii) if the registration is a “demand” registration undertaken at the demand of persons other than the Stockholder pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities and Existing Registrable Securities as to which registration has been requested by the Stockholder under this Section 2.2 and the Existing Holders pursuant to Section 2.2 of the Existing Registration Rights Agreement (pro rata in accordance with the number of shares of Registrable Securities and Existing Registrable Securities held by such Stockholders and Existing Holders, respectively, regardless of the number of shares of Registrable Securities and Existing Registrable Securities with respect to which such Stockholder and Existing Holders, respectively, have the right to request such inclusion); and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which such other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.”

4.      Section 2.4 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

“Lock-Up. Notwithstanding anything herein to the contrary, until the expiration of the 180-day period following the Effective Time with respect to the Initial Merger Securities or the relevant Issue Date with respect to any of the Delayed Merger Securities, the Stockholder shall not be permitted to sell, transfer or dispose of the Initial Merger Securities or the Delayed Merger Securities, as the case may be (collectively, the “Merger Securities”). In each of the next three succeeding 180-day periods following the Effective Date or the relevant Issue Date, as the case may be, Stockholder may, at any time during such period, sell up to 25% of the Merger Securities originally received by her pursuant to the Merger Agreement, including by way of exercising any rights she may have pursuant to this Agreement. The restrictions on transfer contained in this Section 2.4 shall terminate on the earlier to occur of (i) the second anniversary of (a) the Effective Time with respect to the Initial Merger Securities or (b) the relevant Issue Date with respect to the Delayed Merger Securities or (ii) the consummation of a merger, consolidation, share exchange, business combination, liquidation, dissolution, recapitalization, reorganization, or other similar transaction involving the Company where the Common Stock converted into other securities, cash or other property.

5.      No Further Modifications. Except as expressly set forth in this Amendment, the Merger Agreement shall be unmodified and remain in full force and effect.

6.      Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania, applicable to contracts made and to be performed entirely within the Commonwealth of Pennsylvania (without giving effect to principles of choice of law or conflict of laws that would require application of the laws of a jurisdiction other than the Commonwealth of Pennsylvania).

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

G-1-2

Back to Contents

IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Amendment, all as of the date first written above.

Millstream II Acquisition Corporation

By:	/s/ Arthur Spector

Arthur Spector
Chairman, Chief Executive Officer and President

/s/ Margit Julicher

Margit Julicher
Address:	534 Brighton Way
Valley Forge, PA 19460

G-1-3

PROXY

Millstream II Acquisition Corporation
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF MILLSTREAM II ACQUISITION CORPORATION

The undersigned appoints Arthur Spector and Marc Walinsky, as proxies, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Millstream II held of record by the undersigned on ____________, 2006, at the Special Meeting of Stockholders to be held on ____________, 2006, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. BY EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION TO ADOPT THE AGREEMENT AND PLAN OF MERGER IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3 AND 4. THE MILLSTREAM II BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS SHOWN ON THE REVERSE SIDE.

MILLSTREAM II MAY POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE MILLSTREAM II BOARD OF DIRECTORS.

[COMPUTER]

[TELEPHONE] VOTE BY TELEPHONE OR INTERNET
QUICK *** EASY *** IMMEDIATE

Millstream II Acquisition Corporation

Voting by telephone or Internet is quick, easy and immediate. As a Millstream II Acquisition Corporation stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by the time of the Special Meeting.

To Vote Your Proxy By Internet

It is fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps.

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Go to the website http://www.proxyvote.com

3.	Enter your 12-digit Control Number located on your Proxy Card above your name.

4.	Follow the instructions provided.

YOUR VOTE IS IMPORTANT! http://www.proxyvote.com!

To Vote Your Proxy By Phone

It’s fast, convenient, and immediate.

Call Toll-Free on a Touch-Tone Phone (1-800-454-8683).

Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Call the toll-free number (1-800-454-8683).

3.	Enter your 12-digit Control Number located on your Proxy Card above your name.

4.	Follow the recorded instructions. YOUR VOTE IS IMPORTANT! Call 1-800-454-8683!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Please mark votes as in this example

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3 AND 4. THE MILLSTREAM II BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

1.
To adopt the Agreement and Plan of Merger dated as of August 11, 2006, among Millstream II, Millstream II Merger Sub, Inc., a wholly owned subsidiary of Millstream II, and Specialty Surfaces International, Inc., and the transactions contemplated by the merger agreement.

FOR

AGAINST

ABSTAIN

Only if you voted “AGAINST” Proposal Number 1 and you hold shares of Millstream II common stock issued in the Millstream II initial public offering, you may exercise your conversion rights and demand that Millstream II convert your shares of common stock into a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Millstream II common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the merger is completed and you continue to hold these shares through the effective time of the merger and tender of your stock certificate to the combined company.

EXERCISE CONVERSION RIGHTS

2.	To adopt the second amendment and restatement of Millstream II Acquisition Coporation’s Certificate of Incorporation.

FOR

AGAINST

ABSTAIN

3.	To adopt the Sprinturf Corporation 2006 Long-Term Incentive Plan.

FOR

AGAINST

ABSTAIN

4.
To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement.

FOR

AGAINST

ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

Signature:

Signature:

Date:

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full corporate name by an authorized officer